Exhibit 10.23

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

MASTER RESEARCH AND COLLABORATION AGREEMENT

by and among

ONCOMED PHARMACEUTICALS, INC.

and

CELGENE CORPORATION

and

CELGENE ALPINE INVESTMENT COMPANY II, LLC

Dated as of December 2, 2013

i

1.39	“Dollars” or “$”	8
1.40	“EMA”	8
1.41	“Equity Purchase Agreement”	8
1.42	“EU”	8
1.43	“Excluded MorphoSys Antibodies”	8
1.44	“Excluded Target”	8
1.45	“Excluded Target List”	8
1.46	“Executive Officers”	9
1.47	“Existing Agreements”	9
1.48	“FDA”	9
1.49	“Field”	9
1.50	“FPFV”	9
1.51	“Good Clinical Practices” or “GCP”	9
1.52	“Good Laboratory Practices” or “GLP”	9
1.53	“Good Manufacturing Practices” or “GMP”	9
1.54	“Governmental Authority”	9
1.55	“[***] Pathway”	10
1.56	“[***]SM Lead Candidate Criteria”	10
1.57	“[***]SM Product”	10
1.58	“[***]SM Program”	10
1.59	“[***]SM Program Compound”	10
1.60	“[***]SM Selected Target”	10
1.61	“IND”	10
1.62	“Indication”	10
1.63	“Initial Development Plan” or “IDP”	10
1.64	“Inventions”	11
1.65	“Joint Collaboration IP”	11
1.66	“Know-How”	11
1.67	“Law” or “Laws”	12
1.68	“Licensed Product”	12
1.69	“Litigation Conditions”	12
1.70	“Lonza Agreements”	12
1.71	“MAA”	12
1.72	“MAbTrap Technology”	12
1.73	“Major EU Market”	12
1.74	“Manufacture”	13
1.75	“MHLW”	13
1.76	“Michigan Agreement”	13
1.77	“MorphoSys Agreement”	13
1.78	“New Drug Application” or “NDA”	13
1.79	“OncoMed Assay Technology”	13
1.80	“OncoMed IP”	13
1.81	“OncoMed Know-How”	13
1.82	“OncoMed Patents”	14
1.83	“OncoMed Platform Technology”	14
1.84	“Option Term”	14

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.85	“Patent”	14
1.86	“Pathway Designated Program”	15
1.87	“Pathway Designation Notice”	15
1.88	“Pathway Designation Term”	15
1.89	“Pathway Umbrella Target”	15
1.90	“Patient Sample”	15
1.91	“Person”	15
1.92	“Phase 1a Clinical Trial”	15
1.93	“Phase 1b Clinical Trial”	15
1.94	“Phase 2 Clinical Trial”	15
1.95	“Phase 3 Clinical Trial”	16
1.96	“[***] Criteria”	16
1.97	“Pivotal Clinical Trial”	16
1.98	“Product”	16
1.99	“Product Candidate”	16
1.100	“Product Liability”	17
1.101	“Program”	17
1.102	“Prosecution and Maintenance” or “Prosecute and Maintain”	18
1.103	“Protein Therapeutic”	18
1.104	“Regulatory Approval”	18
1.105	“Regulatory Authority”	19
1.106	“Regulatory Materials”	19
1.107	“Research Plan”	19
1.108	“ROW”	19
1.109	“RSPO3”	19
1.110	“RSPO3 Designated Program”	19
1.111	“RSPO-LGR Pathway”	20
1.112	“Small Molecule Compound”	20
1.113	“Special Protocol Assessment”	20
1.114	“Specifically Directed”	20
1.115	“Sublicensee”	20
1.116	“Target”	20
1.117	“Territory”	21
1.118	“Third Party”	21
1.119	“United States” or “U.S.”	21
1.120	“Valid Claim”	21
1.121	“VEGF”	21
1.122	Additional Definitions	21

ARTICLE 2. COLLABORATION AND DEVELOPMENT		25

2.1	Collaboration Overview	25
2.2	Targets	27
2.3	Responsibilities	33
2.4	Subcontracting	36
2.5	Material Transfer	36
2.6	Reversion of Rights	38
2.7	Product Candidate and [***]SM Program Compound Confirmation	40

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 3. OPTION EXERCISE; DEVELOPMENT & COMMERCIALIZATION AGREEMENT		41

3.1	Option Exercise	41
3.2	Government Approvals	44
3.3	[***]SM Option	46

ARTICLE 4. GOVERNANCE		47

4.1	Generally	47
4.2	Joint Steering Committee	48
4.3	Patent Committee	51
4.4	Exceptions to Decision-Making Authority	54
4.5	Membership in Committees	54

ARTICLE 5. EXCLUSIVITY		55

5.1	[***] Exclusivity	55
5.2	Exceptions for [***]	56
5.3	[***] Exclusivity	58
5.4	Exceptions for [***]	59

ARTICLE 6. FINANCIAL TERMS		59

6.1	Upfront Payment	59
6.2	Equity Purchase Agreement	59
6.3	Research Expenses	59
6.4	Clinical Supply for DEM Program	59
6.5	Pathway Designation	60
6.6	Milestones	60
6.7	Reversion of Rights in DEM Program	61
6.8	Budget Reduction Under a Co-Development and Co-Commercialization Agreement	61
6.9	Additional Payment Terms	62

ARTICLE 7. INTELLECTUAL PROPERTY		63

7.1	Licenses	63
7.2	Ownership	65
7.3	Prosecution and Maintenance of Patents	67
7.4	Defense of Claims Brought by Third Parties	71
7.5	Enforcement of Patents Prior to Exercise of Option	71
7.6	Patent Term Extensions	73
7.7	[***]	73
7.8	[***]	73
7.9	Third Party Licenses	73

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 8. CONFIDENTIALITY		75

8.1	Nondisclosure	75
8.2	Exceptions	76
8.3	Authorized Disclosure	76
8.4	Terms of this Agreement	78
8.5	Securities Filings	78
8.6	Publicity	78
8.7	Permitted Publications	80
8.8	Relationship to Existing Confidentiality Agreement	82
8.9	Relationship with Other Agreements	82
8.10	Reversion of Rights upon Expiration of the Option Term	82
8.11	Use of Names	82
8.12	Clinical Trials Registry	82

ARTICLE 9. REPRESENTATIONS AND WARRANTIES		83

9.1	Representations and Warranties of Both Parties	83
9.2	Representations and Warranties of OncoMed	83
9.3	Representations and Warranties of Celgene	85
9.4	Covenants	86
9.5	Disclaimer	87

ARTICLE 10. INDEMNIFICATION; INSURANCE		87

10.1	Indemnification by Celgene	87
10.2	Indemnification by OncoMed	88
10.3	Notice of Claims	88
10.4	Indemnification Procedures	89
10.5	Indemnification Following Exercise of the Option	89
10.6	Insurance	90
10.7	LIMITATION OF LIABILITY	90

ARTICLE 11. TERM AND TERMINATION		90

11.1	Term; Expiration	90
11.2	Termination for Breach	90
11.3	Voluntary Termination	91
11.4	Termination for Bankruptcy	92
11.5	Termination for Patent Challenge	92
11.6	Effects of Expiration or Termination	92
11.7	OncoMed Reversion Compounds	94
11.8	Surviving Provisions	95

v

ARTICLE 12. MISCELLANEOUS		96

12.1	Severability	96
12.2	Notices	97
12.3	Force Majeure	98
12.4	Assignment	98
12.5	Waivers and Modifications	100
12.6	WAIVER OF JURY TRIAL	100
12.7	Choice of Law; Jurisdiction; Venue	100
12.8	Relationship of the Parties	101
12.9	Entire Agreement	101
12.10	Counterparts	101
12.11	Equitable Relief	101
12.12	Interpretation	101
12.13	Further Assurances	102
12.14	Celgene Parties	103

LIST OF EXHIBITS

Exhibit A	Form of License Agreement
Exhibit B	Form of Co-Development and Co-Commercialization Agreement
Exhibit C-1	[***] Umbrella Targets
Exhibit C-1a, 1b, etc.	Each, [***] Designated Target
Exhibit C-2	RSPO Umbrella Targets
Exhibit C-2a, 2b, etc.	Each, RSPO Designated Target
Exhibit D-1	DEM IDP
Exhibit D-2	BSP IDP
Exhibit D-3	[***] Umbrella Research Plan
Exhibit D-3a	Draft [***] Designated IDP
Exhibit D-3b, 3c, etc.	Each, [***] Designated IDP
Exhibit D-4	RSPO Umbrella Research Plan
Exhibit D-4a	Draft RSPO Designated IDP
Exhibit D-4b, 4c, etc.	Each, RSPO Designated IDP
Exhibit E	Form of Celgene Background IP Transfer Agreement
Exhibit F	Form of Collaboration Material Transfer Agreement
Exhibit G	[***] Criteria
Exhibit H	Form of [***]SM Agreement
Exhibit I	Press Release
Exhibit J	Form Academic Collaboration Agreement
Exhibit K	[***]

LIST OF SCHEDULES

Schedule 1.6	Antibody Technology
Schedule 1.11	Bispecific Technology
Schedule 1.72	MAbTrap Technology
Schedule 1.79	OncoMed Assay Technology
Schedule 1.82	OncoMed Patents
Schedule 7.3.1(c)	Core Countries
Schedule 9.2(b)	OncoMed Agreements

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

MASTER RESEARCH AND COLLABORATION AGREEMENT

This MASTER RESEARCH AND COLLABORATION AGREEMENT (this “Agreement”) is entered into and made effective as of December 2, 2013 (the “Effective Date”) by and among OncoMed Pharmaceuticals, Inc., a Delaware corporation (“OncoMed”), and Celgene Corporation, a Delaware corporation (“Celgene Corp.”), with respect to all rights and obligations under this Agreement in the United States (subject to Section 12.14), and Celgene Alpine Investment Company II, LLC (“Celgene Alpine”), a Delaware limited liability company, with respect to all rights and obligations under this Agreement outside of the United States (subject to Section 12.14) (Celgene Alpine and Celgene Corp., together, “Celgene”). Celgene and OncoMed are each referred to herein by name or as a “Party”, or, collectively, as the “Parties.”

RECITALS

WHEREAS, OncoMed has expertise in cancer-related cellular processes, including those relating to cancer stem cells, as well as the research and development of biologic and pharmaceutical therapeutic molecules, including the current product candidate known as Demcizumab (as further defined below);

WHEREAS, Celgene possesses expertise in the development and commercialization of pharmaceutical products, including drug therapies to treat cancer;

WHEREAS, the Parties desire to engage in a collaborative effort pursuant to which they will carry out research and development activities with respect to several programs related to specific biological targets in certain cellular signaling pathways, with the goal of identifying, generating and developing biologic product candidates with respect thereto;

WHEREAS, in connection with such research and development activities conducted by the Parties for each of the programs, Celgene has the exclusive option to enter into a license agreement or a co-development and co-commercialization agreement with OncoMed with respect to product candidates in each such program, as further described herein;

WHEREAS, upon exercise of such option, the Parties shall enter into such separate license agreement or co-development and co-commercialization agreement, on the terms and subject to the conditions set forth herein; and

WHEREAS, OncoMed is willing to grant to Celgene, and Celgene desires to have the right to exercise, an option to enter into a collaboration and license agreement with OncoMed pursuant to which Celgene, with certain support from OncoMed, would carry out research and development activities related to small molecule compounds that modulate specific biological targets in certain cellular signaling pathways, with the goal of identifying, generating and developing drug product candidates with respect thereto.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1.

DEFINITIONS

1.1 “Abraxane®” means Celgene’s proprietary formulation of albumin or nanoparticle-coated paclitaxel, currently marketed by Celgene and its Affiliates.

1.2 “Accounting Principles” means either U.S. generally accepted accounting principles (“GAAP”) or International Financial Reporting Standards (“IFRS”), as designated and used by the applicable Party in preparing its financial statements from time to time.

1.3 “Affiliate” means any Person which, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with a Party to this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement, if applicable. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to a Person means (a) direct or indirect ownership of fifty percent (50%) or more of the voting securities or other voting interest of any Person (including attribution from related parties), (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract, as a general partner, as a manager, or otherwise. For purposes of this Agreement, any Development & Commercialization Agreement and the [***]SM Agreement, if applicable, neither Celgene nor OncoMed shall be deemed an Affiliate of the other Party.

1.4 “Antibody” means any (a) monoclonal antibody, and (b) [***] (x) [***] and (y) [***]. For clarity, if [***].

1.5 “Antibody Construct” means (a) a [***] Antibody, and (b) any molecule consisting of [***].

1.6 “Antibody Technology” means any and all (a) OncoMed Know-How that is [***], as described on Schedule 1.6, and (b) [***], that in each case are [***] in the course of [***].

1.7 “Antitrust Law” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder (the “HSR Act”), the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, and any other Laws of the United States, a state or territory thereof, or any foreign government that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade.

1.8 “Biologic Technology” means any and all Know-How that is primarily and directly related to (a) [***], (b) [***], or (c) [***], in each case of (a), (b) and (c), to the extent [***] in the course of [***] For clarity, in no event shall Biologic Technology include [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.9 “Biologics License Application” or “BLA” means a Biologics License Application (as more fully described in U.S. 21 C.F.R. Part 601.20 or its successor regulation) and all amendments and supplements thereto submitted to the FDA, or any equivalent filing, including an MAA, in a country or regulatory jurisdiction other than the U.S. with the applicable Regulatory Authority, or any similar application or submission for Regulatory Approval filed with a Regulatory Authority to obtain marketing approval for a biologic product in a country or in a group of countries.

1.10 “Biomarker” means a parameter or characteristic in a patient or Patient Sample, the measurement of which is useful (a) for purposes of selecting appropriate therapies or patient populations or monitoring therapies for such patient and/or (b) for predicting the outcome of a particular treatment of such patient.

1.11 “Bispecific Technology” means any and all (a) OncoMed Know-How that is [***], as described on Schedule 1.11, and (b) [***], that in each case are [***] in the course of [***].

1.12 “BSP” means any and all of OncoMed’s proprietary bispecific Antibodies that consist of two (2) binding domains, one of which is Specifically Directed to the target DLL4 and one of which is Specifically Directed to the target VEGF, whether such Antibodies are designed, discovered, generated, invented or conceived prior to or during the Term, including OMP-305B83. For purposes of this Agreement and any applicable Development & Commercialization Agreement, each of the two (2) binding domains in a BSP is an Antibody.

1.13 “Business Combination” means, with respect to a Party, any of the following events: (a) any Third Party (or group of Third Parties acting in concert) acquires, directly or indirectly, shares of such Party representing at least a majority of the voting power (where voting refers to being entitled to vote for the election of directors) then outstanding of such Party; (b) such Party consolidates with or merges into another corporation or entity which is a Third Party, or any corporation or entity which is a Third Party consolidates with or merges into such Party, in either event pursuant to a transaction in which at least a majority of the voting power of the acquiring or resulting entity outstanding immediately after such consolidation or merger is not held by the holders of the outstanding voting power of such Party immediately preceding such consolidation or merger; or (c) such Party conveys, transfers, licenses and/or leases all or substantially all of its assets to a Third Party.

1.14 “Business Day” means a day on which banking institutions in New York City, New York are open for business, excluding any Saturday or Sunday.

1.15 “Calendar Quarter” means the period beginning on the Effective Date, the applicable License Agreement Effective Date, the applicable Co-Co Agreement Effective Date or the [***]SM Agreement Effective Date, as applicable, and ending on the last day of the calendar quarter in which the Effective Date, the applicable License Agreement Effective Date, the applicable Co-Co Agreement Effective Date or the [***]SM Agreement Effective Date, as applicable, falls, and thereafter each successive period of three (3) consecutive calendar months ending on the last day of March, June, September, or December, respectively; provided that, the final Calendar Quarter shall end on the last day of the Term, the applicable License Term, the applicable Co-Co Term or the [***]SM Term, as applicable.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.16 “Calendar Year” means the period beginning on the Effective Date, the applicable License Agreement Effective Date, the applicable Co-Co Agreement Effective Date or the [***]SM Agreement Effective Date, as applicable, and ending on December 31 of the calendar year in which the Effective Date, the applicable License Agreement Effective Date, the applicable Co-Co Agreement Effective Date or the [***]SM Agreement Effective Date, as applicable, falls, and thereafter each successive period of twelve (12) consecutive calendar months beginning on January 1 and ending on December 31; provided that, the final Calendar Year shall end on the last day of the Term, the applicable License Term, the applicable Co-Co Term or the [***]SM Term, as applicable.

1.17 “Candidate Selection” means that a Protein Therapeutic directed to a [***] Umbrella Target or RSPO Umbrella Target has met the relevant Candidate Selection Criteria and is ready for advancement into pre-clinical Development, as verified by the JSC pursuant to Section 4.2.3.

1.18 “Candidate Selection Criteria” means the criteria for advancement of a Protein Therapeutic Specifically Directed to a [***] Umbrella Target or a RSPO Umbrella Target into pre-clinical Development, as set forth in the Research Plan for the [***] Umbrella Program or the RSPO Umbrella Program, as applicable, which criteria may be amended from time to time only upon mutual consent of the Parties.

1.19 “Celgene Background IP” means:

(a) “Celgene Background Know-How,” which means (i) Know-How Controlled by Celgene or any of its Affiliates as of the Effective Date or at any time during the Term that (A) is primarily or directly related to and/or reasonably necessary for [***], (B) in each case arises from [***], and (C) is provided by Celgene to a particular Program or the [***]SM Program, as applicable, for the conduct of the Parties’ research and/or Development activities for such Program pursuant to Section 2.3.3(b), and (ii) [***] that are (A) [***] in the course of [***], or (B) to the extent provided in a Celgene Background IP Transfer Agreement, that are [***] and

(b) “Celgene Background Patents,” which means Patents Controlled by Celgene or any of its Affiliates as of the Effective Date or at any time during the Term that (i) cover or claim Celgene Background Know-How or (ii) cover or claim [***] and that are otherwise provided by Celgene to a particular Program for the conduct of the Parties’ research and/or Development activities for such Program pursuant to Section 2.3.3(b).

1.20 “Chemistry, Manufacturing and Controls” or “CMC” means the part of pharmaceutical development that is directed to the Development and Manufacture of Products, the specifications therefor, and other parameters which indicate that the finished drug or biologic product and the manufacturing process are consistent and controlled, in each case, as specified by the FDA or other applicable Regulatory Authorities in the chemistry, manufacturing and controls section of an IND, BLA or NDA in the United States, or the equivalent section of regulatory filings made outside the United States, and “CMC Activities” means all activities relating to CMC.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.21 “Claims” means any and all suits, claims, actions, proceedings or demands brought by a Third Party.

1.22 “Clinical Trial” means a human clinical trial, including any Phase 1a Clinical Trial, Phase 1b Clinical Trial, Phase 1 Clinical Trial, Phase 2 Clinical Trial or Phase 3 Clinical Trial, any study incorporating more than one of these phases (including a Pivotal Clinical Trial), or any human clinical trial commenced after Regulatory Approval. A “Phase 1 Clinical Trial” shall be either a Phase 1a Clinical Trial or Phase 1b Clinical Trial.

1.23 “Co-Co Product” means, with respect to a Co-Co Program, any product that constitutes, incorporates, comprises or contains a Co-Co Candidate arising under such Co-Co Program, whether or not as the sole active ingredient, and in all forms, presentations and formulations (including manner of delivery and dosage).

1.24 “Collaboration IP” means, collectively:

(a) “Collaboration Know-How,” which means all Know-How that is [***], provided that Collaboration Know-How shall not include any Know-How that is [***]; and

(b) “Collaboration Patents,” which means any Patents that cover or claim any Collaboration Know-How.

For clarity, Collaboration IP does not include either Party’s interest in Joint Collaboration IP.

1.25 “Commercialization” means any and all activities directed to the manufacturing (including Manufacturing) of commercial supply of a product and related diagnostic product, the marketing, detailing, promotion and securing of pricing and reimbursement of such products, whether before or after Regulatory Approval has been obtained (including making, having made, using, importing, selling and offering for sale such product or related diagnostic product), and will include post-launch marketing, promoting, detailing, marketing, research, distributing, customer service, administering and commercially selling such products, importing, exporting or transporting such products for commercial sale, and all regulatory compliance with respect to the foregoing. For clarity, “Commercialization” does not include any Clinical Trial commenced after Regulatory Approval.

1.26 “Commercially Reasonable Efforts” means, with respect to either Party in relation to this Agreement or any Development & Commercialization Agreement, and with respect to OncoMed in relation to the [***]SM Agreement, such efforts that are consistent with the efforts and resources used by a biopharmaceutical company of similar size and market capitalization in the exercise of its commercially reasonable business practices relating to an exercise of a right or performance of an obligation under this Agreement or any applicable Development & Commercialization Agreement, or with respect to OncoMed in relation to the [***]SM Agreement, as applicable, including the research, development, manufacture and commercialization of a pharmaceutical or biologic compound or product, as applicable, at a similar stage in its research, development or commercial life as the relevant compound or

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Product (including any Product Candidate), and that has commercial and market potential similar to the relevant compound or Product (including any Product Candidate), taking into account issues of intellectual property coverage, safety and efficacy, stage of development, product profile, competitiveness of the marketplace, proprietary position, regulatory exclusivity, anticipated or approved labeling, present and future market and commercial potential, the likelihood of receipt of Regulatory Approval, profitability (including pricing and reimbursement status achieved or likely to be achieved, amounts payable to licensors of patent or other intellectual property rights other than OncoMed under this Agreement or any Development & Commercialization Agreement or the [***]SM Agreement (with respect to amounts payable by OncoMed)), alternative products and legal issues.

1.27 “Confidential Information” means, with respect to a Party, all non-public, confidential and proprietary information and materials, including Know-How, marketing plans, strategies, and customer lists, in each case, that are disclosed by such Party to the other Party, regardless of whether any of the foregoing are marked “confidential” or “proprietary” or communicated to the other Party by the disclosing Party in oral, written, visual, graphic or electronic form.

1.28 “Control”, “Controls” or “Controlled” means, with respect to any intellectual property, Know-How or Confidential Information, the ability of a Party (whether through ownership or license (other than a license granted in this Agreement, a Development & Commercialization Agreement or the [***]SM Agreement, as applicable)) to grant to the other Party and/or its Affiliates, as applicable, the licenses or sublicenses as provided herein, in a Development & Commercialization Agreement or in the [***]SM Agreement, as applicable, or to otherwise disclose such intellectual property, Know-How or Confidential Information to the other Party without violating the terms of any then-existing agreement with any Third Party or misappropriating such Know-How or Confidential Information. Notwithstanding the foregoing, for the purpose of defining whether intellectual property, Know-How or Confidential Information is Controlled by a Party, if such intellectual property, Know-How or Confidential Information is first acquired, licensed or otherwise made available to such Party after the Effective Date, the applicable License Agreement Effective Date, the applicable Co-Co Agreement Effective Date or the [***]SM Agreement Effective Date, as applicable, and if the use, practice or exploitation thereof by or on behalf of the other Party, its Affiliates or sublicensees (and in the case of Celgene, Sublicensees) would require the first Party to pay any amounts to the Third Party from which the first Party acquired, licensed or otherwise obtained such intellectual property, Know-How or Confidential Information (“Additional Amounts”), such intellectual property, Know-How or Confidential Information shall be deemed to be Controlled by the first Party only if the other Party agrees to pay (if necessary) and does in fact pay all Additional Amounts with respect to such other Party’s use of or license to such intellectual property, Know-How or Confidential Information.

1.29 “Cover”, “Covering” or “Covered” means, with reference to a Patent, that the manufacture, use, offer for sale, sale or importation of a product, or practice of a method, would infringe a Valid Claim of such Patent in the country in which such activity occurs without a license thereto (or ownership thereof).

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.30 “Damages” means all claims, threatened claims, damages, losses, suits, proceedings, liabilities, costs (including reasonable legal expenses, costs of litigation and reasonable attorney’s fees), or judgments, whether for money or equitable relief, of any kind and is not limited to matters asserted by Third Parties against a Party, but includes claims, threatened claims, damages, losses, suits, proceedings, liabilities, costs (including reasonable legal expenses, costs of litigation and reasonable attorney’s fees), or judgments incurred or sustained by a Party in the absence of Third Party claims; provided, that no Party shall be liable to hold harmless or indemnify the OncoMed Indemnitees or Celgene Indemnitees, as applicable, for any claims, threatened claims, damages, losses, suits, proceedings, liabilities, costs or judgments for punitive or exemplary damages, except to the extent the Party seeking indemnification is actually liable to a Third Party for such punitive or exemplary damages in connection with a claim by such Third Party.

1.31 “Data Package” means, on a Program-by-Program basis (excluding the [***] Umbrella Program and the RSPO Umbrella Program), a data package containing the following, in a form reasonable under the circumstances: (a) a written report [***], (b) [***], (c) [***], (d) a list of [***], and (e) [***]. It is understood and agreed that the term “Data Package” is applicable only to a Program that is subject to an Option, and further does not apply to the [***]SM Program.

1.32 “Data Package Verification Date” means, with respect to a Data Package, the date that is the earlier of: (a) [***] after the date of receipt by Celgene of such Data Package; provided, that if Celgene requests additional reasonable information and clarifications during the first [***] of such [***] period, then such [***] period will be [***] for up to an additional [***] period, during which period Celgene may [***], it being understood and agreed that [***], if Celgene requests additional information and clarifications during the first [***] of the first-referenced [***] period, then such period will be [***] for Celgene to [***]; and (b) a date mutually agreed upon by the Parties for such Data Package. For clarity, in requesting additional reasonable information, Celgene may not request [***].

1.33 “Demcizumab” means OncoMed’s proprietary humanized monoclonal antibody designed for the treatment of cancer that is currently in Phase 1 Clinical Trials with CAS Registry number 124326-17-0. For clarity, Demcizumab is an Antibody.

1.34 “Development” means preclinical and clinical drug development activities with respect to a product or diagnostic product, including: test method development and stability testing, toxicology, formulation, process development, qualification and validation, manufacture scale-up, development-stage manufacturing (including Manufacturing), quality assurance/quality control, Clinical Trials (including Clinical Trials commenced after Regulatory Approval), statistical analysis and report writing, the preparation and submission of BLAs and MAAs, regulatory affairs with respect to the foregoing and all other activities necessary or useful or otherwise requested or required by a Regulatory Authority or as a condition or in support of obtaining or maintaining a Regulatory Approval.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.35 “Development & Commercialization Agreement” means a License Agreement in the form attached hereto as Exhibit A or a Co-Development and Co-Commercialization Agreement in the form attached hereto as Exhibit B, as applicable.

1.36 “Diagnostic Product” means, on a Product-by-Product basis, any product that constitutes, incorporates, comprises or contains a composition, process, method or kit that is [***], and which is necessary or reasonably useful (a) for the [***] in a patient or Patient Sample, and/or (b) to [***] in a patient or Patient Sample, in each case developed for use in connection with the applicable Product Candidate, [***]SM Program Compound or Product, or pharmaceutical product comprising a Product Candidate, [***]SM Program Compound or Product, and/or (c) to [***] to achieve improved safety or effectiveness.

1.37 “Different Histology” means, to determine the milestone payments due to OncoMed under any Development & Commercialization Agreement pursuant to Exhibit C-1, C-2 or C-3 to such Development & Commercialization Agreement, or under the [***]SM Agreement, as applicable, that a Product [***].

1.38 “DLL4” means delta-like ligand 4.

1.39 “Dollars” or “$” means the legal tender of the United States.

1.40 “EMA” means the European Medicines Agency, and any successor entity thereto.

1.41 “Equity Purchase Agreement” means the Security Purchase Agreement, entered into by Celgene and OncoMed of even date herewith.

1.42 “EU” means all countries that are officially recognized as member states of the European Union at any particular time.

1.43 “Excluded MorphoSys Antibodies” means [***], a certain antibody to [***] that is the subject of the MorphoSys Agreement, as well as certain other antibodies subject to the MorphoSys Agreement, which antibodies are subject to [***].

1.44 “Excluded Target” means, with respect to each of the [***] Pathway and RSPO-LGR Pathway, a target that is on the Excluded Target List. As of the Effective Date the Excluded Targets consist solely of [***]. During the Term, Excluded Targets shall also include any target that the Parties mutually agree to add to the Excluded Target List, and [***].

1.45 “Excluded Target List” means the list of excluded targets for each of the [***] Pathway and RSPO-LGR Pathway, respectively, which is (a) mutually agreed by the Parties in writing, (b) held, updated and reviewed by [***], or in the event he is or becomes unable or unwilling to serve in this capacity, such other person mutually agreed by the parties (the “Gatekeeper”), whose fees shall be [***], and (c) may not be amended to remove Excluded Targets without the mutual consent of the Parties except pursuant to Section 2.2.10.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.46 “Executive Officers” means OncoMed’s Chief Executive Officer (or such Chief Executive Officer’s designee) and Celgene’s President, Global Research and Early Development (or such President’s designee).

1.47 “Existing Agreements” means (a) the Michigan Agreement, (b) the Lonza Agreements, (c) the MorphoSys Agreement, and (d) any amendments thereof or successor agreements or agreements entered into pursuant to the terms of any such agreements.

1.48 “FDA” means the U.S. Food and Drug Administration, and any successor entity thereto.

1.49 “Field” means any use or purpose, including the treatment, palliation, diagnosis or prevention of any human or animal disease, disorder or condition.

1.50 “FPFV” means, with respect to a Product and with respect to a Clinical Trial, the first visit by the first subject enrolled in such Clinical Trial for dosing with such Product.

1.51 “Good Clinical Practices” or “GCP” means the ethical and scientific quality standards for designing, conducting, recording, and reporting trials that involve the participation of human subjects as are required by applicable Regulatory Authorities or Law in the relevant jurisdiction. In the United States, GCP shall be based on Good Clinical Practices established through FDA guidances (including Guideline for Good Clinical Practice – ICH Harmonized Tripartite Guideline (ICH E6)), and, outside the United States, GCP shall be based on Guideline for Good Clinical Practice – ICH Harmonized Tripartite Guideline (ICH E6).

1.52 “Good Laboratory Practices” or “GLP” means the then-current good laboratory practice standards promulgated or endorsed by the FDA, as defined in U.S. 21 C.F.R. Part 58 (or such other comparable regulatory standards in jurisdictions outside the United States, as they may be updated from time to time).

1.53 “Good Manufacturing Practices” or “GMP” means all applicable standards relating to manufacturing practices for fine chemicals, intermediates, bulk products and/or finished pharmaceutical products, including (a) all applicable requirements detailed in the FDA’s current Good Manufacturing Practices regulations, U.S. 21 C.F.R. Parts 210 and 211 and “The Rules Governing Medicinal Products in the European Community, Volume IV, Good Manufacturing Practice for Medicinal Products”, as each may be amended from time to time, and (b) all applicable Laws promulgated by any Governmental Authority having jurisdiction over the manufacture of any Product Candidate, [***]SM Program Compound or Product, as applicable.

1.54 “Governmental Authority” means any: (a) nation, principality, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or entity and any court or other tribunal); (d) multinational organization or body; or (e) individual, entity or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.55 “[***] Pathway” means the biological pathway that [***], including the targets set forth on Exhibit C-1, which Exhibit may be amended from time to time by the Parties pursuant to Section 2.2.3(b), and excluding any Excluded Targets.

1.56 “[***]SM Lead Candidate Criteria” shall have the meaning given in the [***]SM Agreement.

1.57 “[***]SM Product” means a product that constitutes, incorporates, comprises or contains an [***]SM Program Compound, whether or not as the sole active ingredient, and in all forms, presentations, and formulations (including manner of delivery and dosage).

1.58 “[***]SM Program” means, solely in the event Celgene, in its sole discretion, exercises the [***]SM Option, the research and development program to be conducted by the Parties under the Collaboration and License Agreement, in the form attached hereto as Exhibit H (the “[***]SM Agreement”).

1.59 “[***]SM Program Compound” means any and all of the following: (a) any [***]SM Compound identified, characterized, generated or analyzed in the course of activities conducted pursuant to the [***]SM Agreement that [***] (b) any other Small Molecule Compound that is designed, discovered, generated, invented or conceived by or on behalf of a Party pursuant to the conduct of activities under the [***]SM Agreement that [***], and (c) any [***] as the compound described in subclause (a) or (b) from which it is [***]. For clarity, in no event shall a [***]SM Program Compound include any compound specifically directed to or primarily active against an Excluded Target.

1.60 “[***]SM Selected Target” shall have the meaning given in the [***]SM Agreement.

1.61 “IND” means an investigational new drug application (including any amendment or supplement thereto) submitted to the FDA pursuant to U.S. 21 C.F.R. Part 312, including any amendments thereto. References herein to IND shall include, to the extent applicable, any comparable filing(s) outside the U.S. for the investigation of any product in any other country or group of countries (such as a Clinical Trial Application (“CTA”) in the EU).

1.62 “Indication” means any human disease or condition, [***].

1.63 “Initial Development Plan” or “IDP” means any of the following, as applicable, and to the extent agreed by the JSC, and which may be amended from time to time by the JSC pursuant to Section 4.2.3:

(a) the initial development plan governing the research and Development activities to be conducted by the Parties as part of the Collaboration with respect to Demcizumab, including [***], and which is attached hereto as Exhibit D-1 (the “DEM IDP”);

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) the initial development plan governing the research and Development activities to be conducted by the Parties as part of the Collaboration with respect to BSP, including [***], and which is attached hereto as Exhibit D-2 (the “BSP IDP”);

(c) each initial development plan governing the research and Development activities to be conducted by the Parties with respect to Product Candidates Specifically Directed to the applicable [***] Designated Target, if designated by Celgene in its sole discretion pursuant to Section 2.2.3(c), including [***], and which will be agreed upon by the Parties pursuant to Section 2.2.3(c)(iii) and will be thereafter attached hereto as Exhibit D-3b, D-3c, etc. (each, a “[***] Designated IDP”); and

(d) each initial development plan governing the research and Development activities to be conducted by the Parties with respect to Product Candidates Specifically Directed to the applicable RSPO Designated Target, if designated by Celgene in its sole discretion pursuant to Section 2.2.4(c), including [***], and which will be agreed upon by the Parties pursuant to Section 2.2.4(c)(iii) and will be thereafter attached hereto as Exhibit D-4b, D-4c, etc. (each, a “RSPO Designated IDP”);

and “Initial Development Plans” or “IDPs” shall mean all of the foregoing.

1.64 “Inventions” means all inventions designed, discovered, generated, invented or conceived by or on behalf of either Party or its respective Affiliates or both Parties or their respective Affiliates, whether solely or jointly with any Third Party, in the course of activities performed under this Agreement or a Development & Commercialization Agreement or the [***]SM Agreement, as applicable.

1.65 “Joint Collaboration IP” means, collectively:

(a) “Joint Collaboration Know-How,” which means all Know-How that is [***]; provided that Joint Collaboration Know-How shall not include any Know-How that is [***]; and

(b) “Joint Collaboration Patents,” which means Patents that cover or claim any Joint Collaboration Know-How. For clarity, Joint Collaboration IP includes the Know-How and Patents jointly owned by the Parties pursuant to Section 7.2.3(b)(ii).

1.66 “Know-How” means all tangible and intangible: (a) information, techniques, technology, practices, trade secrets, inventions (whether patentable or not), methods, knowledge, skill, experience, data, results (including pharmacological, toxicological and clinical test data and results, chemical structures, sequences, processes, formulae, techniques, research data, reports, standard operating procedures and batch records), analytical and quality control data, analytical methods (including applicable reference standards), full batch documentation, packaging records, release, stability, storage and shelf-life data, and manufacturing process information, results or descriptions, software and algorithms; and (b) compositions of matter, cells, cell lines, assays,

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

animal models and any other physical, biological or chemical material, including physical embodiments of Product Candidates, [***]SM Program Compounds, Products and Diagnostic Products. As used in this Agreement, “clinical test data” shall include all information related to clinical or non-clinical testing, including patient report forms, investigators’ reports, biostatistical, pharmaco-economic and other related analyses, regulatory filings and communications, and the like.

1.67 “Law” or “Laws” means all laws, statutes, rules, regulations, orders, judgments, or ordinances having the effect of law of any national, multinational, federal, state, provincial, county, city or other political subdivision.

1.68 “Licensed Product” means, with respect to a Licensed Program, any product that constitutes, incorporates, comprises or contains a Licensed Candidate arising under such Licensed Program, whether or not as the sole active ingredient, and in all forms, presentations, and formulations (including manner of delivery and dosage).

1.69 “Litigation Conditions” means, with respect to a Claim, (a) such Claim [***] and (b) [***].

1.70 “Lonza Agreements” means (a) the Research Evaluation Agreement, by and between OncoMed and Lonza Sales AG (“Lonza”), effective as of October 9, 2006, as novated and amended (“Lonza Research Agreement”), (b) the Master Services Agreement, by and between OncoMed and Lonza Sales AG, effective as of October 9, 2006, as amended (“Lonza MSA”), (c) the Collaboration Agreement, by and between Lonza Sales AG and OncoMed effective as of August 22, 2012 (the “Lonza Collaboration Agreement”), (d) the Multi-Product License Agreement, by and between OncoMed and Lonza Sales AG, effective as of August 22, 2012 (the “Lonza Multi-Product License Agreement”), and (e) any amendments thereof or successor agreements or agreements entered into pursuant to the terms of any such agreements, including any commercial license granted pursuant to the Lonza Multi-Product License Agreement, [***] (as such terms are defined in the Lonza Multi-Product License Agreement) to develop, make, use, sell, offer for sale and import various products [***], including, potentially, Products.

1.71 “MAA” means a regulatory application filed with the EMA seeking Regulatory Approval of a biological, pharmaceutical or diagnostic product, and all amendments and supplements thereto filed with the EMA.

1.72 “MAbTrap Technology” means any (a) OncoMed Know-How that is (i) [***], as described on Schedule 1.72, and (b) [***], that are [***] in the course of [***].

1.73 “Major EU Market” means any of the following countries: France, Germany, Italy, Spain or the United Kingdom.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.74 “Manufacture” means all activities related to the manufacturing of a product or diagnostic product or, in either case, any component or ingredient thereof, including test method development and stability testing, formulation, process development, manufacturing scale-up whether before or after Regulatory Approval, manufacturing any product or diagnostic product in bulk or finished form for Development or Commercialization (as applicable), including filling and finishing, packaging, labeling, shipping and holding, in-process and finished product testing, release of a product or diagnostic product or, in either case, any component or ingredient thereof, quality assurance and quality control activities related to manufacturing and release of a Product, and regulatory activities related to any of the foregoing. “Manufacturing” has a corresponding meaning.

1.75 “MHLW” means the Ministry of Health, Labour and Welfare of Japan, or the Pharmaceuticals and Medical Devices Agency of Japan, or any successor to either of them, as the case may be.

1.76 “Michigan Agreement” means the license agreement between OncoMed (as successor in interest to Cancer Stem Cell Genomics, Inc.) and The Regents of the University of Michigan (the “University of Michigan”) dated January 5, 2001, as amended on July 21, 2004, August 13, 2004, March 31, 2005, December 12, 2005, March 12, 2007 and October 6, 2008, and any amendments thereof or any successor agreement.

1.77 “MorphoSys Agreement” means the subscription and license agreement between OncoMed and MorphoSys AG dated June 1, 2006, and any amendments thereof or any successor agreement.

1.78 “New Drug Application” or “NDA” means a New Drug Application (as more fully described in U.S. 21 C.F.R. Parts 314.50 et seq. or its successor regulation) and all amendments and supplements thereto, submitted to the FDA, or any equivalent filing, including an MAA, in a country or regulatory jurisdiction other than the U.S. with the applicable Regulatory Authority, or any similar application or submission for Regulatory Approval filed with a Regulatory Authority to obtain marketing approval for a Small Molecule Compound product or diagnostic product, in a country or in a group of countries.

1.79 “OncoMed Assay Technology” means any (a) OncoMed Know-How that is [***] described on Schedule 1.79 [***], and (b) [***], that in each case are [***] in the course of [***].

1.80 “OncoMed IP” means the OncoMed Patents and the OncoMed Know-How.

1.81 “OncoMed Know-How” means all Know-How Controlled by OncoMed or its Affiliates as of the Effective Date or at any time during the Term that is (a) primarily or directly related to and/or reasonably necessary for [***] or (b) [***], subject to the following sentence. “OncoMed Know-How” shall include any and all Know-How Controlled by OncoMed that is [***], but shall not include any Know-How [***] unless and until [***] is transferred to Celgene pursuant to Section 2.5.1 of this Agreement, Section 2.3.8(b) of a Co-Development and Co-Commercialization Agreement, Section 2.7.1 of a License Agreement or Section 2.12 of the [***]SM Agreement. Notwithstanding the foregoing, OncoMed Know-How shall not include any Know-How that is primarily and directly related to [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.82 “OncoMed Patents” means any and all (a) (i) Patents that are set forth on Schedule 1.82 and (ii) Patents Controlled by OncoMed or its Affiliates at any time during the Term that would fulfill the requirements of Section 1.82(b) with respect to the Patents that are set forth on Schedule 1.82; and (b) other Patents Controlled by OncoMed or its Affiliates as of the Effective Date or at any time during the Term that cover or claim inventions that are (x) primarily or directly related to and/or reasonably necessary for [***] or (y) [***], subject to the following sentence. “OncoMed Patents” shall include any and all Patents Controlled by OncoMed that cover or claim [***], but notwithstanding anything to the contrary in this Section 1.82, shall not include Patents to the extent that such Patents cover or claim [***] unless and until [***]. Notwithstanding anything to the contrary in this Section 1.82, OncoMed Patents shall not include any Patents covering or claiming [***].

1.83 “OncoMed Platform Technology” means [***]. Notwithstanding anything to the contrary in this Agreement, following Celgene’s exercise of the Option for a Program, or the [***]SM Option, as applicable, OncoMed Platform Technology shall not include [***].

1.84 “Option Term” means, on a Program-by-Program basis (excluding the [***] Umbrella Program and the RSPO Umbrella Program), any of the following, as applicable:

(a) with respect to the DEM Program, the period commencing upon [***] and ending on the Data Package Verification Date for the DEM Program (the “DEM Option Term”);

(b) with respect to the BSP Program, the period commencing upon [***] and ending on the Data Package Verification Date for the BSP Program (the “BSP Option Term”);

(c) with respect to each [***] Designated Program, the period commencing upon [***] and ending on the Data Package Verification Date for such [***] Designated Program (each, a “[***] Option Term”); and

(d) with respect to each RSPO Designated Program, the period commencing upon [***] and ending on the Data Package Verification Date for such RSPO Designated Program (each, a “RSPO Option Term”);

and “Option Terms” means all of the foregoing. Notwithstanding anything to the contrary in this Agreement: (i) in all cases and in any event, the Option Terms for all Programs for which the Option has not previously been exercised shall expire on the Twelfth (12th) anniversary of the Effective Date; (ii) it is understood and agreed that the term “Option Term” is applicable only to a Program that is subject to an Option, and further does not apply to the [***]SM Program; and (iii) in the event of a Business Combination involving [***]), [***].

1.85 “Patent” means (a) all patents and patent applications in any country or supranational jurisdiction worldwide, (b) any substitutions, divisionals, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, re-examinations, extensions, supplementary protection certificates and the like of any such patents or patent applications, and (c) foreign counterparts of any of the foregoing.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.86 “Pathway Designated Program” means a [***] Designated Program or a RSPO Designated Program (including the RSPO3 Designated Program), as applicable.

1.87 “Pathway Designation Notice” means a [***] Designation Notice or a RSPO Designation Notice, as applicable.

1.88 “Pathway Designation Term” means, with respect to each of the [***] Umbrella Program and the RSPO Umbrella Program, the period commencing on the Effective Date and ending on (a) the fourth (4th) anniversary of the Effective Date or (b) if extended by Celgene in its sole discretion pursuant to Section 6.5.1, the sixth (6th) anniversary of the Effective Date. For clarity, Celgene may extend the Pathway Designation Term for the [***] Umbrella Program and not the RSPO Umbrella Program, and vice versa, or for both or for neither.

1.89 “Pathway Umbrella Target” means a [***] Umbrella Target or a RSPO Umbrella Target, as applicable.

1.90 “Patient Sample” means tissue, fluid, or cells collected from a patient, or components of the foregoing.

1.91 “Person” means any individual, partnership, joint venture, limited liability company, corporation, firm, trust, association, unincorporated organization, governmental authority or agency, or any other entity not specifically listed herein.

1.92 “Phase 1a Clinical Trial” means a human clinical trial of a compound, the principal purpose of which is a preliminary determination of safety, pharmacokinetics, and pharmacodynamic parameters in healthy individuals or patients, as described in 21 C.F.R. 312.21(a), or a similar clinical study prescribed by the Regulatory Authorities in a foreign country.

1.93 “Phase 1b Clinical Trial” means a human clinical trial of a compound, the principal purpose of which is a further determination of safety and pharmacokinetics of the compound whether or not in combination with concomitant treatment after an initial Phase 1a Clinical Trial, prior to commencement of Phase 2 Clinical Trials or Phase 3 Clinical Trials, and which provides (itself or together with other available data) sufficient evidence of safety to be included in filings for a Phase 2 Clinical Trial or a Phase 3 Clinical Trial with Regulatory Authorities, or a similar clinical study prescribed by the Regulatory Authorities in a foreign country.

1.94 “Phase 2 Clinical Trial” means a human clinical trial of a product in any country that would satisfy the requirements of U.S. 21 C.F.R. Part 312.21(b) and is intended to explore a variety of doses, dose response, and duration of effect, and to generate evidence of clinical safety and effectiveness for a particular Indication or Indications in a target patient population, or a similar clinical study prescribed by the relevant Regulatory Authorities in a country other than the United States.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.95 “Phase 3 Clinical Trial” means a human clinical trial of a product in any country that would satisfy the requirements of U.S. 21 C.F.R. Part 312.21(c) and is intended to (a) establish that the product is safe and efficacious for its intended use, (b) define contraindications, warnings, precautions and adverse reactions that are associated with the product in the dosage range to be prescribed, and (c) support Regulatory Approval for such product, or a similar clinical study prescribed by the relevant Regulatory Authorities in a country other than the United States.

1.96 “[***] Criteria” means, solely with respect to the DEM Program, the criteria set forth on Exhibit G.

1.97 “Pivotal Clinical Trial” means a human clinical trial of a product on a sufficient number of subjects that, prior to commencement of the trial, satisfies both of the following ((a) and (b)):

(a) such trial is designed to establish that such product has an acceptable safety and efficacy profile for its intended use, and to determine warnings, precautions, and adverse reactions that are associated with such product in the dosage range to be prescribed, which trial is intended to support Regulatory Approval of such product, or a similar clinical study prescribed by the U.S. or EMA; and

(b) such trial is a registration trial sufficient for filing an application for a Regulatory Approval for such product in the U.S. or another country or some or all of an extra-national territory, as evidenced by (i) an agreement with or statement from the FDA or the EMA on a Special Protocol Assessment or equivalent, or (ii) other guidance or minutes issued by the FDA or EMA, for such registration trial.

1.98 “Product” means a Co-Co Product, a Licensed Product or a [***]SM Product.

1.99 “Product Candidate” means, on a Program-by-Program basis (excluding the [***] Umbrella Program and the RSPO Umbrella Program), any of the following, as applicable:

(a) with respect to the DEM Program, (i) Demcizumab and (ii) [***]; it being understood and agreed that Product Candidates of the DEM Program do not include [***] (the “DEM Product Candidates”);

(b) with respect to the BSP Program, (i) each BSP, (ii) [***], and (iii) [***], in each case of (ii) and (iii) is [***]; it being understood and agreed that Product Candidates of the BSP Program do not include [***] (the “BSP Product Candidates”);

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) with respect to each [***] Designated Program, each Protein Therapeutic that is [***], and that is [***]; it being understood and agreed that Product Candidates of the [***] Designated Program do not include [***]] (for each [***] Designated Program, the “[***] Product Candidates”); and

(d) with respect to each RSPO Designated Program, each Protein Therapeutic that is [***], and that is [***]; it being understood and agreed that Product Candidates of the RSPO Designated Program do not include [***] (for each RSPO Designated Program, the “RSPO Product Candidates”);

and “Product Candidates” means all of the foregoing. For clarity, for each of the foregoing Programs, in no event shall any Excluded Target be a [***] Designated Target or a RSPO Designated Target. It is understood and agreed that prior to Celgene’s exercise of the Option with respect to a Program, Product Candidates refer to Protein Therapeutics that are subject to an Option, and further does not apply to Small Molecule Compounds or products constituting, incorporating, comprising or containing Small Molecule Compounds that are the subject of research and Development activities under the [***]SM Program, including [***]SM Program Compounds. Following the exercise of the Option with respect to a Program, Product Candidates also include [***], and such Product Candidates shall be referred to in such Development & Commercialization Agreements as Licensed Candidates (where such Development & Commercialization Agreement is a License Agreement), or Co-Co Candidates (where such Development & Commercialization Agreement is a Co-Development and Co-Commercialization Agreement).

1.100 “Product Liability” means any product liability claims asserted or filed by a Third Party (without regard to their merit or lack thereof), seeking damages or equitable relief of any kind, relating to personal injury, wrongful death, medical expenses, an alleged need for medical monitoring, consumer fraud or other alleged economic losses, allegedly caused by any Co-Co Product (under a Co-Development and Co-Commercialization Agreement) or Licensed Product (under a License Agreement), and including claims by or on behalf of users (including spouses, family members and personal representatives of such users) of any Co-Co Product or Licensed Product (as applicable) relating to the use, sale, distribution or purchase of any Co-Co Product or Licensed Product (as applicable) sold by a Party, its Affiliates, sublicensees (including, in the case of Celgene, Sublicensees) or distributors, including claims by Third Party payers, such as insurance carriers and unions.

1.101 “Program” means any of the following, as applicable:

(a) the research and Development program conducted by the Parties pursuant to the DEM IDP, as further described in Section 2.1.1, and all other activities conducted under the Collaboration with respect to the DEM Product Candidates (the “DEM Program”);

(b) the research and Development program conducted by the Parties pursuant to the BSP IDP, as further described in Section 2.1.2, and all other activities conducted under the Collaboration with respect to the BSP Product Candidates (the “BSP Program”);

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) the research program conducted by the Parties pursuant to the [***] Umbrella Research Plan, as further described in Section 2.1.3(a) (the “[***] Umbrella Program”);

(d) each research and Development program conducted by the Parties with respect to a [***] Designated Target pursuant to the applicable [***] Designated IDP, as further described in Section 2.1.3(b), and all other activities conducted under the Collaboration with respect to the applicable [***] Product Candidates (each, a “[***] Designated Program”);

(e) the research program conducted by the Parties pursuant to the RSPO Umbrella Research Plan, as further described in Section 2.1.4(a) (the “RSPO Umbrella Program”); and

(f) each research and Development program conducted by the Parties with respect to a RSPO Designated Target pursuant to the applicable RSPO Designated IDP, as further described in Section 2.1.4(b), including the RSPO3 Designated Program, and all other activities conducted under the Collaboration with respect to the applicable RSPO Product Candidates (each, a “RSPO Designated Program”);

and “Programs” means all of the foregoing. Following the exercise of the Option with respect to a Program, the activities conducted under a Development & Commercialization Agreement with respect to the applicable Product Candidates shall be referred to in such Development & Commercialization Agreements as a Licensed Program (where such Development & Commercialization Agreement is a License Agreement), or a Co-Co Program (where such Development & Commercialization Agreement is a Co-Development and Co-Commercialization Agreement).

1.102 “Prosecution and Maintenance” or “Prosecute and Maintain” means, with regard to a Patent, the preparation, filing, prosecution and maintenance of such Patent, as well as re-examinations, reissues, appeals, and requests for patent term adjustments and patent term extensions with respect to such Patent, together with the initiation or defense of interferences, oppositions and other similar proceedings with respect to the particular Patent, and any appeals therefrom. For clarification, “Prosecution and Maintenance” or “Prosecute and Maintain” shall not include any other enforcement actions taken with respect to a Patent.

1.103 “Protein Therapeutic” means [***], which by way of example and without limitation: (a) [***], (b) [***], (c) [***], or (d) [***]. For clarity, (i) for purposes of this Agreement and any Development & Commercialization Agreement, [***] be a “Protein Therapeutic”, and (ii) in no event shall Protein Therapeutic include [***].

1.104 “Regulatory Approval” means the approval, license or authorization of the applicable Regulatory Authority necessary for the marketing and sale of a product for a particular Indication in a country in the world (including, with respect to each Major EU Market, separate pricing or reimbursement approvals whether or not legally required in order to sell the product in such country), and including the approval by the applicable Regulatory Authority of any expansion or modification of the label for such Indication.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.105 “Regulatory Authority” means any national or supranational Governmental Authority, including the FDA in the U.S., the EMA in Europe and the MHLW in Japan, or any health regulatory authority in any country in the Territory that is a counterpart to the foregoing agencies and holds responsibility for development and commercialization of, and the granting of Regulatory Approval for, a Product Candidate, [***]SM Program Compound, Product or Diagnostic Product, as applicable, in such country.

1.106 “Regulatory Materials” means the regulatory registrations, applications, authorizations and approvals (including approvals of NDAs or BLAs, supplements and amendments, pre- and post-approvals, pricing and Third Party reimbursement approvals, and labeling approvals), Regulatory Approvals or other submissions made to or with any Regulatory Authority necessary for the research, development (including the conduct of Clinical Trials), manufacture, or commercialization of a Product Candidate, [***]SM Program Compound, Product or Diagnostic Product in a regulatory jurisdiction, together with all related correspondence to or from any Regulatory Authority and all documents referenced in the complete regulatory chronology for each NDA or BLA, including all Drug Master File(s) (if any), IND, CTA in the EU, MAA and supplemental new drug applications (sNDAs) or foreign equivalents of any of the foregoing.

1.107 “Research Plan” means any of the following, as applicable:

(a) the research plan governing the research activities to be conducted by the Parties as part of the Collaboration with respect to Protein Therapeutics (but not Small Molecule Compounds) Specifically Directed to the [***] Pathway, including [***], and which is attached hereto as Exhibit D-3, which may be amended from time to time by the JSC pursuant to Section 4.2.3 (the “[***] Umbrella Research Plan”); and

(b) the research plan governing the research activities to be conducted by the Parties as part of the Collaboration with respect to Protein Therapeutics Specifically Directed to the RSPO-LGR Pathway, including [***], and which is attached hereto as Exhibit D-4, which may be amended from time to time by the JSC pursuant to Section 4.2.3 (the “RSPO Umbrella Research Plan”);

and “Research Plans” shall mean all of the foregoing.

1.108 “ROW” means, solely with respect to any Co-Development and Co-Commercialization Agreement, worldwide, excluding the United States.

1.109 “RSPO3” means the protein known as R-Spondin-3, a protein that is encoded by the RSPO3 gene and is in the RSPO-LGR Pathway, and [***]. For clarity, RSPO3 does not include [***].

1.110 “RSPO3 Designated Program” means the research and Development program conducted by the Parties pursuant to the applicable RSPO Designated IDP, that is the first RSPO Designated Program in which RSPO3 is a RSPO Designated Target (including as a target for an Antibody Construct pursuant to Section 2.2.4(c)(iv)), if designated by Celgene in its sole

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

discretion pursuant to Section 2.2.4(c). For clarity, there is only one (1) RSPO3 Designated Program, which is the “RSPO3 Designated Program” for purposes of Exhibit C-3 of the applicable Development & Commercialization Agreement; any subsequent RSPO Designated Program in which RSPO3 is a Target is not the “RSPO3 Designated Program” for purposes of Exhibit C-3 of any applicable Development & Commercialization Agreement.

1.111 “RSPO-LGR Pathway” means [***], including the biological targets set forth on Exhibit C-2, which may be amended from time to time by the Parties pursuant to Section 2.2.4(b), and excluding the Excluded Targets.

1.112 “Small Molecule Compound” means any molecule or molecular structure that [***]. For clarity, a “Small Molecule Compound” is not a Protein Therapeutic, and vice versa.

1.113 “Special Protocol Assessment” means the procedures adopted by the United States Center for Drug Evaluation and Research and the Center for Biologics Evaluation and Research for evaluating issues related to the adequacy of certain proposed studies associated with the development of products in human drug applications as defined in section 735(1) of the Federal Food, Drug, and Cosmetic Act (21 U.S.C. 379g(1)) for products covered by the Prescription Drug User Fee Act of 1992, as further described in section 119(a) of the Food and Drug Administration Modernization Act.

1.114 “Specifically Directed” means, with respect to a Target or a [***]SM Target, [***].

1.115 “Sublicensee” means, with respect to Celgene, a Third Party to whom Celgene has granted a license under Know-How or Patents Controlled by OncoMed, or a sublicense under Know-How or Patents licensed to Celgene pursuant to a Development & Commercialization Agreement or [***]SM Agreement, as applicable, to Develop, Manufacture, have Manufactured, use, offer for sale, sell, import and otherwise Commercialize Product Candidates, [***]SM Program Compounds or Products in the Field worldwide or in a particular territory or field, in accordance with the applicable Development & Commercialization Agreement or [***]SM Agreement, as applicable, but excluding any Third Party acting solely as a distributor and excluding OncoMed, its Affiliates, sublicensees and other licensees.

1.116 “Target” means, on a Program-by-Program basis, the following:

(a) with respect to the DEM Program, DLL4;

(b) with respect to the BSP Program, DLL4 and VEGF;

(c) with respect to the [***] Umbrella Program, the targets in the [***] Pathway (the “[***] Umbrella Targets”);

(d) with respect to each [***] Designated Program, the target(s) set forth in the applicable [***] Designation Notice provided by Celgene to OncoMed pursuant to Section 2.2.3(c) and which will thereafter be attached hereto as Exhibit C-1a, C-1b, etc. (each, a “[***] Designated Target”);

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(e) with respect to the RSPO Umbrella Program, the targets in the RSPO-LGR Pathway (the “RSPO Umbrella Targets”); and

(f) with respect to each RSPO Designated Program, the target(s) set forth in the applicable RSPO Designation Notice provided by Celgene to OncoMed pursuant to Section 2.2.4(c) and which will thereafter be attached hereto as Exhibit C-2a, C-2b, etc. (each, a “RSPO Designated Target”);

and “Targets” means all of the foregoing.

1.117 “Territory” means worldwide.

1.118 “Third Party” means any Person other than OncoMed or Celgene that is not an Affiliate of OncoMed or of Celgene.

1.119 “United States” or “U.S.” means the United States of America and all of its territories and possessions.

1.120 “Valid Claim” means a claim of (a) an issued patent in the U.S. or in a jurisdiction outside the U.S., as applicable, that has not expired, lapsed, been cancelled or abandoned, or been dedicated to the public, disclaimed, or held unenforceable, invalid, revoked or cancelled by a court or administrative agency of competent jurisdiction in an order or decision from which no appeal has been or can be taken, including through opposition, reexamination, reissue or disclaimer; or (b) a pending patent application that has not been finally abandoned or finally rejected or expired and which has been pending for no more than [***].

1.121 “VEGF” means vascular endothelial growth factor.

1.122 Additional Definitions. Each of the following terms has the meaning described in the corresponding section of this Agreement indicated below:

Definition:	Section:
[***]	[***]
Additional Amounts	1.28
Agreement	Preamble
Alliance Manager	4.1.3
Annual Co-Co Budgets	6.8.1
Annual WWD Budget	6.8.1
Annual USC Budget	6.8.1
Bankruptcy Code	7.1.5
BSP IDP	1.63(b)
BSP Option Term	1.84(b)
BSP Product Candidates	1.99(b)

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Definition:	Section:
BSP Program	1.101(b)
Budget Reduction Request	6.8.1
Business Program	5.4.1
Candidate [***] Umbrella Target	2.2.3(c)(i)
Candidate RSPO Umbrella Target	2.2.4(c)(i)
CDR	1.4
Celgene	Preamble
Celgene Alpine	Preamble
Celgene Background IP Transfer Agreement	2.3.3(b)
Celgene Background Know-How	1.19(a)
Celgene Background Patents	1.19(b)
Celgene Corp.	Preamble
Celgene Indemnitees	10.2
Celgene Owned Inventions	7.2.4
Celgene Patents	7.3.1(d)
CMC Activities	1.20
Collaboration	2.1
Collaboration Know-How	1.24(a)
Collaboration Material Transfer Agreement	2.5.1
Collaboration Patents	1.24(b)
Core Countries	7.3.1(c)
CTA	1.61
Cure Period	11.2.1
DEM IDP	1.63(a)
DEM Option Term	1.84(a)
DEM Product Candidates	1.99(a)
DEM Program	1.101(a)
Disclosing Party	8.1
DOJ	3.2.2
Effective Date	Preamble
Electronic Delivery	12.10
Existing Confidentiality Agreement	8.8
[***]	[***]
Force Majeure	12.3
Form Academic Collaboration Agreement	5.2.2
FTC	3.2.2
Full Amount	11.7.2
GAAP	1.2
Gatekeeper	1.45
[***] Designated IDP	1.63(c)
[***] Designated Program	1.101(d)
[***] Designated Target	1.116(d)
[***] Designation Notice	2.2.3(c)(iii)

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Definition:	Section:
[***] Option Term	1.84(c)
[***] Product Candidates	1.99(c)
[***]	[***]
[***] Umbrella Program	1.101(c)
[***] Umbrella Research Plan	1.107(a)
[***] Umbrella Targets	1.116(c)
[***]SM Agreement	1.58
[***]SM Option	3.3.1
[***]SM Option Exercise Notice	3.3.1
[***]SM Option Term	3.3.1
[***]SM Program Assets	3.3.2
HSR Act	1.7
HSR Clearance Date	3.2.2
HSR Filing	3.2.2
IFRS	1.2
Implementation Date	3.2.2
Indemnification Claim	10.3
Indemnitee	10.3
Indemnitor	10.3
[[***]]	[[***]]
Joint Collaboration Know-How	1.65(a)
Joint Collaboration Patents	1.65(b)
JSC	4.2.1
Lonza	1.70
Lonza Collaboration Agreement	1.70
Lonza MSA	1.70
Lonza Multi-Product License Agreement	1.70
Lonza Research Agreement	1.70
Material Receiving Party	2.5.1
[***]	[***]
Materials	2.5.1
[***]	[***]
Michigan Patents	7.3.3
New Committee	4.1.1(a)
[***]	[***]
OncoMed	Preamble
OncoMed Agreements	9.2(b)
OncoMed In-Licenses	9.2(b)
OncoMed Indemnitees	10.1
OncoMed New Prosecution Patent	7.3.1(c)
OncoMed Out-Licenses	9.2(b)
OncoMed Owned Inventions	7.2.5
[***]	[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Definition:	Section:
[***]	[***]
[***]	[***]
Option	3.1.1
Option Exercise Notice	3.1.2
[***]	[***]
Party or Parties	Preamble
Patent Committee	4.3.1
Patent Liaison	4.1.4
Patent Strategy	4.3.6(c)
Phase 1 Clinical Trial	1.22
Phase 3 Supply Materials	6.4
[***]	[***]
Program Assets	3.1.3
Publishing Party	8.7.1
Purpose	2.5.1
[***]	[***]
[***]	[***]
Receiving Party	8.1
[***]	[***]
Reversion	2.2.10
RSPO Designated IDP	1.63(d)
RSPO Designated Program	1.101(f)
RSPO Designated Target	1.116(f)
RSPO Designation Notice	2.2.4(c)(iii)
RSPO Option Term	1.84(d)
RSPO Product Candidates	1.99(d)
[***]	[***]
RSPO Umbrella Program	1.101(e)
RSPO Umbrella Research Plan	1.107(b)
RSPO Umbrella Targets	1.116(e)
[***]	[***]
SEC	8.3.1(a)
[***]	[***]
Securities Regulators	8.5
Subcommittee	4.1.1(b)
Subcontracting Essential Provisions	2.4.1
Subsequent Calendar Year	6.8.1
[***]	[***]
[***]	[***]
Term	11.1
Termination Designated Target	11.6.2(c)
[***] Additional Target	2.2.8(b)
Third Party License	7.9.3
Third Party Reversion Target	2.2.10
Transferring Party	2.5.1
Transitioned Patents	7.3.1(a)(ii)
University of Michigan	1.76

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 2.

COLLABORATION AND DEVELOPMENT

2.1 Collaboration Overview. Pursuant to this Agreement and as further provided in this ARTICLE 2, OncoMed and Celgene shall collaborate on the conduct of research and Development activities pursuant to the Programs and, if Celgene exercises its [***]SM Option, the [***]SM Program, and on the Commercialization of one or more Product Candidates pursuant to a Development & Commercialization Agreement and, if Celgene exercises its [***]SM Option, one or more [***]SM Program Compounds pursuant to the [***]SM Agreement (the “Collaboration”), as follows:

2.1.1 DEM Program. Commencing on the Effective Date until expiration of the DEM Option Term, the Parties will conduct the DEM Program in accordance with the DEM IDP with the goal of [***], including the achievement of the [***] Criteria, to prepare the applicable Data Package. The DEM IDP is attached hereto as Exhibit D-1. Commencing on the Effective Date until expiration of the DEM Option Term, and prior to Celgene’s exercise of the Option for the DEM Program, OncoMed may [***] of DEM Product Candidates [***], provided OncoMed first consults the JSC prior to [***] and reasonably considers the JSC’s comments with respect thereto. Commencing on the Effective Date until expiration of the DEM Option Term, and prior to Celgene’s exercise of the Option for the DEM Program, in the event that Celgene desires to [***] with respect to any DEM Product Candidate for [***], it shall consult with and obtain the consent of the JSC prior to [***]; provided, that the foregoing shall not apply to [***] or, [***].

2.1.2 BSP Program. Commencing on the Effective Date until expiration of the BSP Option Term, the Parties will conduct the BSP Program in accordance with the BSP IDP with the goal of [***] to prepare the applicable Data Package. The BSP IDP is attached hereto as Exhibit D-2. Commencing on the Effective Date until expiration of the BSP Option Term, and prior to Celgene’s exercise of the Option for the BSP Program, OncoMed may [***] on BSP Product Candidates [***], provided OncoMed first consults the JSC prior to [***] and reasonably considers the JSC’s comments with respect thereto. Commencing on the Effective Date until expiration of the BSP Option Term, and prior to Celgene’s exercise of the Option for the BSP Program, in the event that Celgene desires to [***] with respect to any BSP Product Candidate for [***], it shall consult with and obtain the consent of the JSC prior to [***]; provided, that the foregoing shall not apply to [***] or, [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.1.3 [***] Program.

(a) [***] Umbrella Program. During the applicable Pathway Designation Term, the Parties will conduct the [***] Umbrella Program in accordance with the [***] Umbrella Research Plan with the goal of (i) identifying and selecting [***] Umbrella Targets suitable for research activities to discover Protein Therapeutics Specifically Directed thereto, (ii) conducting research activities with respect to such [***] Umbrella Targets to determine whether Protein Therapeutics Specifically Directed to such [***] Umbrella Target meet the Candidate Selection Criteria, and (iii) conducting research and Development activities following Candidate Selection with respect to such [***] Umbrella Targets to enable Celgene to determine whether Protein Therapeutic(s) Specifically Directed to such [***] Umbrella Target possess properties appropriate to support designation of such Target as a [***] Designated Target, unless previously designated, [***] in accordance with Section 2.2.3(c). For clarity, the [***] Umbrella Research Plan shall not include [***], which activities shall be addressed solely within the [***]SM Program, in the event that Celgene exercises the [***]SM Option. The initial [***] Umbrella Research Plan is attached hereto as Exhibit D-3.

(b) [***] Designated Program. Upon designation of a [***] Umbrella Target as a [***] Designated Target in Celgene’s sole discretion in accordance with Section 2.2.3(c), commencing upon such designation until expiration of the applicable [***] Option Term, the Parties will conduct the applicable [***] Designated Program in accordance with the applicable [***] Designated IDP with the goal of [***] to prepare the applicable Data Package. For clarity, none of the [***] Designated IDPs shall include [***], which activities shall be addressed solely within the [***]SM Program, in the event that Celgene exercises the [***]SM Option.

2.1.4 RSPO Program.

(a) RSPO Umbrella Program. During the applicable Pathway Designation Term, the Parties will conduct the RSPO Umbrella Program in accordance with the RSPO Umbrella Research Plan with the goal of (i) identifying and selecting RSPO Umbrella Targets suitable for research activities to discover Protein Therapeutics Specifically Directed thereto, (ii) conducting research activities with respect to such RSPO Umbrella Targets to determine whether Protein Therapeutics Specifically Directed to such RSPO Umbrella Target meet the Candidate Selection Criteria, and (iii) conducting research and Development activities following Candidate Selection with respect to such RSPO Umbrella Targets to enable Celgene to determine whether Protein Therapeutic(s) Specifically Directed to such RSPO Umbrella Target possess properties appropriate to support designation of such Target as a RSPO Designated Target, unless previously designated, [***] in accordance with Section 2.2.4(c). The initial RSPO Umbrella Research Plan is attached hereto as Exhibit D-4.

(b) RSPO Designated Program. Upon designation of a RSPO Umbrella Target as a RSPO Designated Target in Celgene’s sole discretion in accordance with Section 2.2.4(c), commencing upon such designation until expiration of the applicable RSPO Option Term, the Parties will conduct the applicable RSPO Designated Program in accordance with the applicable RSPO Designated IDP with the goal of [***] to prepare the applicable Data Package.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.2 Targets.

2.2.1 DEM Program. The Target for the DEM Program is DLL4.

2.2.2 BSP Program. The Target for the BSP Program is both DLL4 and VEGF.

2.2.3 [***] Program.

(a) [***] Umbrella Program. The [***] Umbrella Targets shall each be deemed a “Target” with respect to the [***] Umbrella Program.

(b) Additional [***] Umbrella Targets. As of the Effective Date, Exhibit C-1 includes all Targets that to OncoMed’s knowledge are within the [***] Pathway. During the applicable Pathway Designation Term, Exhibit C-1 may be amended by the Parties to add additional Targets in accordance with the following procedure:

(i) In the event during the applicable Pathway Designation Term a Party identifies a potential target it believes in good faith, based upon [***], is within the [***] Pathway, it shall notify the other Party promptly in writing, and provide supporting information and data then in such Party’s possession and Control. The other Party shall have [***] to notify the first Party in writing whether it agrees or disagrees that such potential target is within the [***] Pathway. If the other Party agrees in writing that such potential target is within the [***] Pathway, then such potential target shall be added to Exhibit C-1 and shall be a [***] Umbrella Target. If the other Party disagrees in writing that such potential target is within the [***] Pathway, then such dispute shall be resolved in accordance with Section 2.2.9 below. If [***] such potential target is within the [***] Pathway, then such potential target shall be added to Exhibit C-1 and shall be a [***] Umbrella Target. If [***] such potential target is not within the [***] Pathway in accordance with Section 2.2.9, then such potential target shall not be added to Exhibit C-1, shall not be deemed a [***] Umbrella Target, and shall be deemed an Excluded Target and added to the Excluded Target List. Notwithstanding anything to the contrary contained herein, if such potential target is an Excluded Target with respect to the [***] Pathway, then such potential target may not be added to Exhibit C-1, [***] and shall not be deemed a [***] Umbrella Target.

(ii) For clarity, a [***] Umbrella Target may be removed from the list set forth on Exhibit C-1 only upon the Parties’ mutual consent, or will be automatically removed from Exhibit C-1, upon designation of a [***] Umbrella Target as a [***] Designated Target pursuant to Section 2.2.3(c) or 2.2.5.

(c) [***] Designated Program.

(i) The Target for the applicable [***] Designated Program shall be the target set forth in the [***] Designation Notice provided by Celgene to OncoMed in accordance with the following procedure: During the applicable Pathway Designation Term, OncoMed shall at each JSC meeting (but in no event later than [***] days after the end of each Calendar Quarter), (A) issue a written notice identifying all [***] Umbrella Targets that are on

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

the list of [***] Umbrella Targets on Exhibit C-1, and any Protein Therapeutics Specifically Directed to each [***] Umbrella Target, (B) provide all material data and information relating to each [***] Umbrella Target and each Protein Therapeutic identified in such notice (provided, that if such data and information was previously disclosed to Celgene at a JSC meeting as set forth in this Section 2.2.3(c)(i), in lieu of disclosing such data and information, OncoMed may provide a general description of such data and information and state that it was previously disclosed), including [***], and (C) identify any Protein Therapeutic Specifically Directed to a [***] Umbrella Target that has met the Candidate Selection Criteria (as determined by the JSC pursuant to Section 4.2.3), and provide Celgene with material data and information relating thereto, so that Celgene may determine whether it would like to designate such [***] Umbrella Target as a [***] Designated Target (a “Candidate [***] Umbrella Target”). The draft initial development plan for Development of such Protein Therapeutic is set forth on Exhibit D-3a. Celgene may request [***]. Further, upon Celgene’s reasonable request, OncoMed shall provide samples and/or materials [***], in accordance with Section 2.5.1, to the extent necessary or reasonably useful to enable Celgene to evaluate whether it wishes to designate a [***] Umbrella Target (including a Candidate [***] Umbrella Target) as a [***] Designated Target.

(ii) Within [***] after OncoMed provides notice to the JSC of a Candidate [***] Umbrella Target pursuant to 2.2.3(c)(i)(A), Celgene shall determine and notify OncoMed in writing whether it will designate such Candidate [***] Umbrella Target as a [***] Designated Target pursuant to Section 2.2.3(c)(iii); provided, that if Celgene requests [***] during the first [***] of such [***] period, then such period will be automatically extended (as necessary) so that such period ends on the [***] following [***].

(iii) At any time during the applicable Pathway Designation Term, and subject to Sections 2.2.5 and 2.2.6, Celgene may, in its sole discretion, elect to designate any [***] Umbrella Target (including any Candidate [***] Umbrella Target) as a “[***] Designated Target” by issuing a written notice to OncoMed so identifying such [***] Umbrella Target (such notice, a “[***] Designation Notice”), upon which Exhibit C-1a, C-1b, etc. shall be automatically added to this Agreement listing such [***] Designated Target. Effective as of such [***] Designation Notice delivery, such [***] Designated Target shall no longer be a [***] Umbrella Target (or Candidate [***] Umbrella Target, if applicable) and shall no longer be within the [***] Umbrella Program, and each Protein Therapeutic that is Specifically Directed to such [***] Umbrella Target shall be a “[***] Product Candidate” (if it otherwise satisfies such definition) with respect to such [***] Designated Program. The Parties shall establish and mutually agree upon the IDP for each [***] Designated Target within [***] after designation thereof, which shall be automatically added to this Agreement as Exhibit D-3b, D-3c, etc.

(iv) The Parties hereby acknowledge and agree that, notwithstanding the definition of “[***] Product Candidate” with respect to a [***] Designated Program, OncoMed may [***]. Solely in such event, for purposes of this Section 2.2.3(c), the “[***] Designated Target” shall consist of [***], and the “[***] Designated Program” shall include each Protein Therapeutic directed to [***] as a “[***] Product Candidate” (if it otherwise satisfies such definition) with respect to such [***] Designated Program.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.2.4 RSPO Program.

(a) RSPO Umbrella Program. The RSPO Umbrella Targets shall each be deemed a “Target” with respect to the RSPO Umbrella Program.

(b) Additional RSPO Umbrella Targets. As of the Effective Date, Exhibit C-2 includes all Targets that to OncoMed’s knowledge are within the RSPO-LGR Pathway. During the applicable Pathway Designation Term, Exhibit C-2 may be amended by the Parties to add additional Targets in accordance with the following procedure:

(i) In the event during the applicable Pathway Designation Term a Party identifies a potential target it believes in good faith, based upon [***], is within the RSPO-LGR Pathway, it shall notify the other Party promptly in writing, and provide supporting information and data then in such Party’s possession and Control. The other Party shall have [***] to notify the first Party in writing whether it agrees or disagrees that such potential target is within the RSPO-LGR Pathway. If the other Party agrees in writing that such potential target is within the RSPO-LGR Pathway, then such potential target shall be added to Exhibit C-2 and shall be a RSPO Umbrella Target. If the other Party disagrees in writing that such potential target is within the RSPO-LGR Pathway, then such dispute shall be resolved in accordance with Section 2.2.9 below. If [***] such potential target is within the RSPO-LGR Pathway in accordance with Section 2.2.9, then such potential target shall be added to Exhibit C-2 and shall be a RSPO Umbrella Target. If [***] such potential target is not within the RSPO-LGR Pathway, then such potential target shall not be added to Exhibit C-2, shall not be deemed a RSPO Umbrella Target, and shall be deemed an Excluded Target and added to the Excluded Target List. Notwithstanding anything to the contrary contained herein, if such potential target is an Excluded Target with respect to the RSPO-LGR Pathway, then such potential target may not be added to Exhibit C-2, [***], and shall not be deemed a RSPO Umbrella Target.

(ii) For clarity, a RSPO Umbrella Target may be removed from the list set forth on Exhibit C-2 only upon the Parties’ mutual consent, or will be automatically removed from Exhibit C-2, upon designation of a RSPO Umbrella Target as a RSPO Designated Target pursuant to Section 2.2.4(c) or 2.2.5.

(c) RSPO Designated Program.

(i) The Target for the applicable RSPO Designated Program shall be the target set forth in the RSPO Designation Notice provided by Celgene to OncoMed in accordance with the following procedure: During the applicable Pathway Designation Term, OncoMed shall at each JSC meeting (but in no event later than [***] after the end of each Calendar Quarter), (A) issue a written notice identifying any RSPO Umbrella Targets that are on the list of RSPO Umbrella Targets on Exhibit C-2, and any Protein Therapeutics Specifically Directed to each RSPO Umbrella Target, (B) provide all material data and information relating to each RSPO Umbrella Target and each Protein Therapeutic identified in such notice (provided, that if such data and information was previously disclosed to Celgene as set forth in this Section 2.2.4(c)(i), in lieu of disclosing such data and information, OncoMed may provide a general description of such data and information and state that it was previously disclosed), including

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***], and (C) identify any Protein Therapeutic Specifically Directed to a RSPO Umbrella Target that has met the Candidate Selection Criteria (as determined by the JSC pursuant to Section 4.2.3), and provide Celgene with material data and information relating thereto, so that Celgene may determine whether it would like to designate such RSPO Umbrella Target as a RSPO Designated Target (a “Candidate RSPO Umbrella Target”). The draft initial development plan for Development of any such Protein Therapeutic is set forth on Exhibit D-4a. Celgene may request [***]. Further, upon Celgene’s reasonable request, OncoMed shall provide samples and/or materials [***], in accordance with Section 2.5.1, to the extent necessary or reasonably useful to enable Celgene to evaluate whether it wishes to designate a RSPO Umbrella Target (including a Candidate RSPO Umbrella Target) as a RSPO Designated Target.

(ii) Within [***] after OncoMed provides notice to the JSC of a Candidate RSPO Umbrella Target pursuant to 2.2.4(c)(i), Celgene shall determine and notify OncoMed in writing whether it will designate such Candidate RSPO Umbrella Target as a RSPO Designated Target pursuant to Section 2.2.4(c)(iii); provided, that if Celgene requests [***] during the first [***] of such [***] period, then such period will be automatically extended (as necessary) so that such period ends on the [***] following [***].

(iii) At any time during the applicable Pathway Designation Term, and subject to Sections 2.2.5 and 2.2.6, Celgene may, in its sole discretion, elect to designate any RSPO Umbrella Target (including any Candidate RSPO Umbrella Target) as a “RSPO Designated Target” by issuing a written notice to OncoMed so identifying such RSPO Umbrella Target (such notice, a “RSPO Designation Notice”), upon which Exhibit C-2a, C-2b, etc. shall be automatically added to this Agreement listing such RSPO Designated Target. Effective as of such RSPO Designation Notice delivery, such RSPO Designated Target shall no longer be a RSPO Umbrella Target (or Candidate RSPO Umbrella Target, if applicable) and shall no longer be within the RSPO Umbrella Program, and each Protein Therapeutic that is Specifically Directed to such RSPO Umbrella Target shall be a “RSPO Product Candidate” (if it otherwise satisfies such definition) with respect to such RSPO Designated Program. The Parties shall establish and mutually agree upon the IDP for each RSPO Designated Target within [***] after designation thereof, which shall be automatically added to this Agreement as Exhibit D-4b, D-4c, etc.

(iv) The Parties hereby acknowledge and agree that, notwithstanding the definition of “RSPO Product Candidate” with respect to a RSPO Designated Program, OncoMed may [***]. Solely in such event, for purposes of this Section 2.2.4(c), the “RSPO Designated Target” shall consist of [***], and the “RSPO Designated Program” shall include each Protein Therapeutic directed to [***] as a “RSPO Product Candidate” (if it otherwise satisfies such definition) with respect to such RSPO Designated Program.

2.2.5 Pathway Designated Program [***]. Celgene may determine, in its sole discretion, until the earlier of (a) the date that is [***] after the date of the applicable Pathway Designation Notice for a then-existing Pathway Designated Program, or (b) the date that is [***] after expiration of the Pathway Designation Term, to [***], by written notice to OncoMed. Such notice shall [***], as applicable. The [***], as applicable shall at such time [***]. Thereafter, [***]. Further, [***]. Subject to Section 2.2.8(b), Celgene may [***] pursuant to this Section 2.2.5: (i) [***], and (ii) for any given Pathway Designated Program solely within the period set forth in subsections (a) and (b) of this Section 2.2.5.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.2.6 Maximum Number of Designations. In addition to Celgene’s right to [***], as set forth in Section 2.2.5 (as modified by Section 2.2.8(b)), Celgene may exercise its right to designate a Pathway Designated Program for four (4) designations in total under the [***] Umbrella Program and/or the RSPO Umbrella Program collectively. For the avoidance of doubt, designation by Celgene of a Pathway Designated Program shall not affect Section 5.1.4(a) or 5.1.5(a), as applicable, during the applicable Pathway Designation Term.

2.2.7 Final Review. With respect to each of the [***] Umbrella Program and the RSPO Umbrella Program, at the final meeting of the JSC prior to expiration of the applicable Pathway Designation Term (but in any case at least [***] prior to expiration of such Pathway Designation Term), OncoMed shall prepare a written list of all Targets on Exhibits C-1 and C-2, and all Protein Therapeutics Specifically Directed to each such Target. Upon Celgene’s reasonable request, OncoMed shall provide Celgene with material data and information related to each such Target and/or Protein Therapeutic, including [***]. Upon request by Celgene the Parties shall meet no later than [***] prior to expiration of the applicable Pathway Designation Term to discuss each such Target and/or Protein Therapeutic and data and information relating thereto provided to Celgene pursuant to this Section 2.2.7.

2.2.8 Additional Targets.

(a) If, during the applicable Pathway Designation Term, OncoMed is interested in pursuing with any Third Party a potential target that, based upon [***] OncoMed believes may be in the [***] Pathway or the RSPO-LGR Pathway, it shall issue a notice to Celgene that it wishes [***] to determine in accordance with Section 2.2.9 whether or not such potential target is within the [***] Pathway or RSPO-LGR Pathway, as applicable, provided that subject to Section 2.2.8(b), for a period of [***] following the Effective Date OncoMed may not issue such a notice to Celgene, and may not add such potential target to the Excluded Target List, unless Celgene agrees in writing that such target can be considered an Excluded Target. If [***] such potential target is within the [***] Pathway, or the RSPO-LGR Pathway, as applicable, then OncoMed shall promptly notify Celgene in writing of such potential target, and such potential target shall be added to Exhibit C-1 or C-2 of this Agreement, as applicable, and shall be a RSPO Umbrella Target, or a [***] Umbrella Target, as applicable. If [***] such potential target is not within either the [***] Pathway or the RSPO-LGR Pathway, then such potential target shall not be added to Exhibit C-1 or C-2 of this Agreement and shall not be deemed a RSPO Umbrella Target, or a [***] Umbrella Target, and such potential target shall be an Excluded Target and shall be added to the Excluded Target List.

(b) Notwithstanding Section 2.2.8(a), if, at any time during the applicable Pathway Designation Term, if OncoMed is required to [***] rights to any target (including a target that may be a potential target in the [***] Pathway or the RSPO-LGR Pathway) under the [***] (such target, a “[***] Additional Target”), then OncoMed shall provide written notice of such [***] Additional Target to the Gatekeeper, along with a notation that such target is an Excluded Target because it is a [***] Additional Target. Upon receipt of

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

such written notice by the Gatekeeper, such [***] Additional Target shall be deemed an Excluded Target, and shall be automatically added to the Excluded Target List. In conjunction with provision of notice to the Gatekeeper, OncoMed shall provide written notice to Celgene that it has added a target to the Excluded Target List. If Celgene desires to determine whether such [***] Additional Target may be a target in the [***] Pathway or the RSPO Pathway, it shall issue a notice to OncoMed that it wishes [***] to determine in accordance with Section 2.2.9 whether or not such potential target is within the [***] Pathway or RSPO-LGR Pathway. Whether or not [***] such [***] Additional Target is within the [***] Pathway, or the RSPO-LGR Pathway, as applicable, such [***] Additional Target shall remain on the Excluded Target List, but if [***] such [***] Additional Target is within the [***] Pathway or the RSPO-LGR Pathway, then [***] such [***] Additional Target placed on the Excluded Target List during the Pathway Designation Term that is [***] in the [***] Pathway, or the RSPO-LGR Pathway, as applicable.

2.2.9 Pathway Definition Dispute Mechanism. In the event that either of the Parties wishes to [***] as provided in this Section 2.2.9 [***] to determine whether or not a specific target is included within either the [***] Pathway or RSPO-LGR Pathway pursuant to Sections 2.2.3, 2.2.4 and 2.2.8, as applicable, then the Parties agree to the procedure as provided in this Section 2.2.9. Within [***], each of OncoMed and Celgene shall [***] and, if the Parties are unable to [***]. Each [***]. The [***] shall be [***]; provided that, if OncoMed desires that any proposed target be excluded from either the [***] Pathway or RSPO-LGR Pathway pursuant to Section 2.2.3 or Section 2.2.4 or Section 2.2.8, as applicable, then OncoMed must state this belief prior to [***] and [***] any applicable exclusion from either the [***] Pathway or RSPO-LGR Pathway. For purposes of this Agreement, [***].

2.2.10 Third Party Reversion Targets. During the period commencing as of the Effective Date, and ending, on a Program-by-Program basis, on the date that is [***] after the expiration of the Pathway Designation Term for the [***] Umbrella Program or the RSPO Umbrella Program, if OncoMed receives rights back under the terms of OncoMed’s agreements with its existing Third Party licensees, to any target that is on the Excluded Target List (a “Reversion”), and to OncoMed’s reasonable belief, such target is also a potential target in the [***] Pathway or the RSPO-LGR Pathway, then OncoMed shall provide prompt written notice to Celgene of such Reversion, and the potential target covered by such Reversion (such target, a “Third Party Reversion Target”). If the Parties mutually agree that such Third Party Reversion Target is not in the [***] Pathway or the RSPO-LGR Pathway, then such Third Party Reversion Target shall remain on the Excluded Target List, and if the Parties mutually agree that such Third Party Reversion Target is in the [***] Pathway or the RSPO-LGR Pathway, then such Third Party Reversion Target shall be removed from the Excluded Target List. If the Parties are unable to agree on whether such Third Party Reversion Target is in the [***] Pathway or the RSPO-LGR Pathway, such Third Party Reversion Target shall be [***] for determination in accordance with Section 2.2.9.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.2.11 Data Regarding [***] and RSPO-LGR Pathways.

(a) Notification of Data Regarding Targets for [***] Pathway and RSPO-LGR Pathway. Without limiting Article 5:

(i) Pathways. Commencing on the Effective Date until expiration of the applicable Pathway Designation Term, if OncoMed or its Affiliates knowingly researches, Develops or Manufactures any compound, including a Protein Therapeutic, that, to OncoMed’s knowledge, [***], then subject to OncoMed’s confidentiality obligations to Third Parties under an Existing Agreement, OncoMed shall provide written notice to Celgene of the results of such activities through the JSC, and (A) at the time OncoMed provides notice of a Candidate [***] Umbrella Target or Candidate RSPO Umbrella Target, (B) at any time prior to designation by Celgene of a [***] Umbrella Target or RSPO Umbrella Target pursuant to Section 2.2.3(c)(iii) or 2.2.4(c)(iii), as applicable, upon Celgene’s request, and (C) at the time of final review of all Targets pursuant to Section 2.2.7, then, in each of (A), (B) and (C), subject to OncoMed’s confidentiality obligations to Third Parties under an Existing Agreement, OncoMed shall provide to Celgene data and information in accordance with the procedures set forth in Section 2.2.3(c) or 2.2.4(c) or 2.2.7, as applicable, for any such compound with respect to the applicable Target; provided, that [***] is within the [***] Pathway or RSPO-LGR Pathway (as determined using the procedure set forth in Section 2.2.3(b)(i) or Section 2.2.4(b)(i), as applicable) and is not an Excluded Target.

(ii) Pathway Designated Targets. With respect to the Target of any Pathway Designated Program, commencing on the Effective Date until expiration of the applicable Pathway Designation Term, if at any time during such period OncoMed or its Affiliates knowingly researches, Develops or Manufactures any compound, including a Protein Therapeutic, that, to OncoMed’s knowledge, [***], then subject to OncoMed’s confidentiality obligations to Third Parties under an Existing Agreement, OncoMed shall provide written notice to Celgene of the results of such activities through the JSC, and at the time OncoMed provides to Celgene the Data Package for such Pathway Designated Program, OncoMed will, subject to its confidentiality obligations to Third Parties under an Existing Agreement, also provide to Celgene a data package summarizing the same data and information required to be included in a Data Package for such compound; provided that [***] is within the [***] Pathway or the RSPO-LGR Pathway (as determined using the procedure set forth in Section 2.2.3(b)(i) or Section 2.2.4(b)(i), as applicable) and is not an Excluded Target. For clarity, Celgene may elect to (a) designate [***] as a [***] Designated Target or a RSPO Designated Target, within the applicable Pathway Designation Term, subject to Section 2.2.6, or (b) [***], as set forth in Section 2.2.5, within the time period set forth in Section 2.2.5; provided, that [***] is within the [***] Pathway or RSPO-LGR Pathway (as determined using the procedure set forth in Section 2.2.3(b)(i) or Section 2.2.4(b)(i), as applicable) and is not an Excluded Target.

2.3 Responsibilities.

2.3.1 OncoMed Responsibilities. During the Term, on a Program-by-Program basis, OncoMed may perform the activities assigned to OncoMed under the applicable IDP or Research Plan. As between the Parties, OncoMed shall, in its sole discretion, be primarily responsible for achieving the goals described in Section 2.1 with respect to each Program.

2.3.2 Celgene Responsibilities. During the Term, on a Program-by-Program basis, Celgene may perform the activities assigned to Celgene under the applicable IDP or Research Plan.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.3.3 Celgene Background IP. During the Term, Celgene may elect to contribute for use in the Collaboration, Patents or Know-How that arise from activities conducted outside of the Collaboration, with respect to a particular Program or the [***]SM Program as follows:

(a) Celgene shall notify OncoMed of its proposal to contribute such Patents or Know-How by issuing a written notice to OncoMed, which notice shall identify such Patents or Know-How.

(b) Within [***] after receipt of such notice by OncoMed, the Parties shall meet to discuss the proposed contribution of such Patents or Know-How, including [***]. In the event the Parties agree that such Patents or Know-How should be contributed to the Collaboration, and [***], the Parties shall negotiate in good faith to execute a transfer agreement substantially in the form of Exhibit E (each, a “Celgene Background IP Transfer Agreement”), which shall list the Patents, and/or describe the Know-How to be contributed to the Collaboration, and [***]. Upon execution of the Celgene Background IP Transfer Agreement, such Patents and Know-How (A) shall be deemed to be “Celgene Background Patents” or “Celgene Background Know-How”, as applicable, and (B) shall be subject to the license set forth in Section 7.1.1(b).

(c) Notwithstanding anything to the contrary in this Agreement, except as expressly set forth in Sections 7.1.1(b), 7.1.9, 7.2.3(a), 7.2.5 and 11.7.1, OncoMed and its Affiliates shall not, by virtue of this Agreement, any Development & Commercialization Agreement and/or the [***]SM Agreement, acquire any ownership right or title or license in or to any compound or product that Celgene or any of its Affiliates develops or commercializes as of the Effective Date or during the Term, including Abraxane®.

2.3.4 Regulatory Materials.

(a) Rights and Responsibilities. On a Program-by-Program basis, commencing on the Effective Date until expiration of the applicable Option Term or Pathway Designation Term (but not after execution of the applicable Development & Commercialization Agreement), OncoMed shall have the sole right, in consultation with Celgene, to prepare, file and maintain all Regulatory Materials (including any Regulatory Approvals) necessary for the research, development or manufacture of any Product Candidates, Protein Therapeutics with respect to any Pathway Umbrella Target, and related Diagnostic Products in the Field in the Territory. OncoMed will provide Celgene with a reasonable opportunity to comment substantively on all material Regulatory Materials prior to filing or taking material action, and will reasonably and in good faith consider any comments and actions recommended by Celgene, including with respect to filing strategy.

(b) Right of Reference. Each Party shall have access and a right of reference to all data contained or referenced in any Regulatory Materials (including any Regulatory Approvals) necessary for the research, Development, Manufacture or Commercialization of Product Candidates, Protein Therapeutics with respect to any Pathway Umbrella Target, and related Diagnostic Products, as may be reasonably necessary to enable each Party to perform its obligations hereunder and in the applicable Development & Commercialization Agreement (if executed, and as set forth therein).

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) Safety Information.

(i) With respect to all Programs, [***] shall inform [***] during the Term prior to expiration of the applicable Option Term or Pathway Designation Term for such Program of the side effect profiles for Product Candidates in such Program, including pregnancy and suspected pregnancy, damages, toxicity or sensitivity reactions associated with the use of any Product Candidate or Product, regardless of whether these effects are attributable to such Product Candidate or Product, it being understood and agreed that the Parties shall work together in good faith to develop pharmacovigilance communication procedures. Each Party shall have the right to take any reasonable action, including the right to [***] of such Product Candidate, if there are [***].

(ii) In accordance with the procedures established by the Parties under Section 2.3.4(c)(i), each Party shall cooperate with the other Party and share information concerning the pharmaceutical safety of each Product Candidate and Product. Each Party shall: (A) promptly advise the other Party of [***] of such Product Candidate or Product and any actions taken in response to such information; (B) promptly advise the other Party of [***] of such Product Candidate or Product [***], as far as this concerns [***]; and (C) timely provide the other Party with [***] such Product Candidate or Product of which [***], as far as this relates to [***]. Treatment of safety information, standard operating procedures and training, as well as a statement of respective regulatory obligations shall be agreed in a separate Pharmacovigilance Agreement between OncoMed and Celgene (or an Affiliate of Celgene, as designated by Celgene).

2.3.5 Reports; Results; Testing by the Parties. Each Party shall maintain complete, current and accurate records of all research and Development activities conducted by it hereunder, and all data and other information resulting from such activities. Such records shall fully and properly reflect all work done and results achieved in the performance of the research and Development activities in good scientific manner appropriate for regulatory and patent purposes. Each Party shall document all non-clinical studies and Clinical Trials in formal written study records according to applicable Laws, including national and international guidelines such as ICH, GCP, GLP and GMP. Each Party shall have the right to review and copy such records maintained by the other Party at reasonable times, as reasonably requested by a Party. Each Party shall provide the other Party written progress reports on the status of its activities under each Program during the Collaboration, including (a) the identification of any potential target that may be proposed to be added to the [***] Pathway or RSPO-LGR Pathway in accordance with Sections 2.2.3(b) and 2.2.4(b), (b) the identification of any Protein Therapeutics with respect to any Pathway Umbrella Target, and (c) detailed summaries of data associated with each Party’s activities with respect to each Program, such reports to be provided at least [***] in advance of each JSC meeting, with respect to matters that are within the purview of the JSC. In addition, at any time upon Celgene’s reasonable request and subject to Section 2.5.1, OncoMed shall provide Celgene with [***] quantities of [***] solely to the extent reasonably necessary for Celgene to evaluate whether to (i) designate the applicable Pathway Umbrella Target as a [***] Designated Target or a RSPO Designated Target, as applicable, under Section 2.2.3 or Section 2.2.4, respectively, or (ii) exercise its Option with respect to each then-existing Program.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.3.6 No Representation. Neither Party makes any representation, warranty or guarantee that the Collaboration will be successful, or that any other particular results will be achieved with respect to the Collaboration, any Program, any Target, any Protein Therapeutic, any Small Molecule Compound, any Product Candidate, any [***]SM Program Compound, or any Product hereunder.

2.4 Subcontracting.

2.4.1 Generally. Subject to the terms of this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement, as applicable, each Party shall have the right to engage Affiliates or Third Party subcontractors to perform certain of its obligations under this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement, as applicable. Any such Affiliate or subcontractor shall meet the qualifications typically required by such Party for the performance of work similar in scope and complexity to the subcontracted activity and perform such work consistent with the terms of this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement, as applicable; provided however that any Party engaging an Affiliate or subcontractor hereunder shall remain fully responsible and obligated for such activities. In addition, any Party engaging a subcontractor shall in all cases retain or obtain Control of any and all Know-How or Patents related to the Collaboration, which may be created by or used with the relevant Party’s permission by such subcontractor in connection with such subcontracted activity [***]. Prior to subcontracting to any subcontractor, such subcontractor shall have entered into a written agreement with the subcontracting Party that complies with the terms set forth on Schedule 2.4.1 (the “Subcontracting Essential Provisions”); provided that [***]. The foregoing requirements of this Section 2.4.1 shall not apply with respect to [***]; provided that [***]. For clarity, this Section 2.4 does not apply to academic collaborators, who are subject to Section 5.2.2.

2.4.2 [***]. Each Party shall have the right to [***], which shall include the right to [***] as reasonably requested by the requesting Party to [***]. Such [***]. Each Party shall [***]. If a Party cannot [***].

2.5 Material Transfer.

2.5.1 Transfer. On a Program-by-Program basis, commencing on the Effective Date until expiration of the applicable Option Term or Pathway Designation Term [***], as applicable, either Party (the “Transferring Party”) shall transfer, if specified in an IDP or any Research Plan, or contemplated by Sections 2.2.3(c)(i), 2.2.4(c)(i) or 2.3.5 of this Agreement, or for purposes of verifying any data or results arising from the Collaboration, or if such Party otherwise agrees in writing to make such transfer (such agreement not to be unreasonably withheld) upon reasonable request by the other Party (the “Material Receiving Party”), certain biological or chemical materials, which may include [***] (the “Materials”) for use by the Material Receiving Party in furtherance of its rights and the conduct of its obligations under this

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Agreement (the “Purpose”). All transfers of such Materials by the Transferring Party to the Material Receiving Party shall be documented in a material transfer agreement substantially in the form of Exhibit F, which sets forth the type and name of the Material transferred, the amount of the Material transferred, the date of the transfer of such Material and the Purpose (each, a “Collaboration Material Transfer Agreement”). The Parties agree that the exchanged Materials shall be used in compliance with applicable Law and the terms and conditions of this Agreement, and shall not be reverse engineered or chemically analyzed, except if provided for in the applicable IDP or Research Plan or as required for verification (if needed) purposes. If applicable, a Celgene Background IP Transfer Agreement shall be executed separately as provided in Section 2.3.3(b). Notwithstanding the foregoing, OncoMed shall have no obligation to transfer to Celgene [***], under this Section 2.5.1.

2.5.2 License; Ownership. At the time the Transferring Party provides Materials to the Material Receiving Party as provided herein and to the extent not separately licensed under this Agreement, the Transferring Party hereby grants to the other Party a non-exclusive license under the Patents and Know-How Controlled by it to use such Materials solely for the Purpose, and such license, upon termination of this Agreement (subject to Article 11), completion of the Purpose, or discontinuation of the use of such Materials (whichever occurs first), shall automatically terminate. Except as otherwise provided under this Agreement, all such Materials delivered by the Transferring Party to the Material Receiving Party shall remain the sole property of the Transferring Party, shall only be used by the Material Receiving Party in furtherance of the Purpose, and shall be returned to the Transferring Party or destroyed, in the Transferring Party’s sole discretion, upon the termination of this Agreement (subject to Article 11), the expiration of the Option Term with respect to any Product Candidate to which such Materials solely relate, or upon the discontinuation of the use of such Materials (whichever occurs first). The Material Receiving Party shall not cause the Materials to be used by or delivered to or for the benefit of any Third Party without the prior written consent of the Transferring Party unless such Third Party is a Third Party subcontractor as set forth in Section 2.4.

2.5.3 No Warranties; Liability. THE MATERIALS SUPPLIED BY THE TRANSFERRING PARTY UNDER THIS SECTION 2.5 ARE SUPPLIED “AS IS” AND, EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT, THE TRANSFERRING PARTY MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE MATERIALS OR USE THEREOF DO NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER PROPRIETARY RIGHTS OF A THIRD PARTY. The Material Receiving Party assumes all liability for damages that may arise from its use, storage or disposal of the Materials. Except as otherwise set forth in this Agreement, the Transferring Party shall not be liable to the Material Receiving Party for any loss, claim or demand made by the Material Receiving Party, or made against the Material Receiving Party by any Third Party, due to or arising from the use of the Materials, except to the extent such loss, claim or demand is caused by the gross negligence or willful misconduct of the Transferring Party.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.6 Reversion of Rights. Without limiting Sections 5.1, 5.2 and 5.4:

2.6.1 DEM Program. Solely in the event Celgene does not exercise its Option with respect to the DEM Program within the DEM Option Term, upon expiration of the DEM Option Term, (a) all rights granted by OncoMed to Celgene with respect to the DEM Program, including all rights granted by OncoMed to Celgene with respect to DEM Product Candidates (including Demcizumab), shall revert to OncoMed, and (b) Celgene shall return to OncoMed, or destroy, at OncoMed’s option, all Confidential Information and/or Materials provided by OncoMed to Celgene in relation to the DEM Program during the Term prior to the date of expiration of the DEM Option Term, unless related to another then-existing Program, and Section 11.7 shall apply. For clarity, notwithstanding anything to the contrary in this Section 2.6.1 and Section 11.7, Section 5.1.3 shall apply, as provided therein.

2.6.2 BSP Program. Solely in the event Celgene does not exercise its Option with respect to the BSP Program within the BSP Option Term, upon expiration of the BSP Option Term, (a) all rights granted by OncoMed to Celgene with respect to the BSP Program, including all rights granted by OncoMed to Celgene with respect to BSP Product Candidates (including BSP), shall revert to OncoMed, and (b) Celgene shall return to OncoMed, or destroy, at OncoMed’s option, all Confidential Information and/or Materials provided by OncoMed to Celgene in relation to the BSP Program during the Term prior to the date of expiration of the BSP Option Term, unless related to another then-existing Program, and Section 11.7 shall apply. For clarity, notwithstanding anything to the contrary in this Section 2.6.2 and Section 11.7, Section 5.1.3 shall apply, as provided therein.

2.6.3 [***] Program.

(a) [***] Umbrella Program. Upon expiration of the applicable Pathway Designation Term, (i) all rights granted by OncoMed to Celgene with respect to the [***] Umbrella Program, including all rights granted by OncoMed to Celgene with respect to any [***] Umbrella Targets, shall revert to OncoMed; provided, that the foregoing shall not affect (A) Celgene’s rights in any and all then-existing [***] Designated Programs (including the applicable [***] Designated Target(s) and [***] Product Candidate(s)) for which the applicable [***] Option Term has not expired, (B) [***] pursuant to Section 2.2.5 during the time provided in Section 2.2.5, and (C) [***], and (ii) Celgene shall return to OncoMed, or destroy, at OncoMed’s option, all Confidential Information and/or Materials provided by OncoMed to Celgene in relation to the [***] Umbrella Program during the Term prior to the date of expiration of such Pathway Designation Term, unless related to another then-existing Program or the [***]SM Program, and Section 11.7 shall apply. For clarity, notwithstanding anything to the contrary in this Section 2.6.3(a) and Section 11.7, Section 5.1.4(c) shall apply.

(b) [***] Designated Program. Solely in the event Celgene does not exercise its Option with respect to a [***] Designated Program, upon expiration of the applicable [***] Option Term, (i) all rights granted by OncoMed to Celgene with respect to such [***] Designated Program, including all rights granted by OncoMed to Celgene with respect to the applicable [***] Designated Target and [***] Product Candidates, shall revert to OncoMed; provided, that the foregoing shall not affect (A) Celgene’s rights in the [***] Umbrella Program,

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

if the applicable Pathway Designation Term has not yet expired, (B) Celgene’s rights in any and all then-existing [***] Designated Programs for which the applicable [***] Option Term has not expired, (C) [***] pursuant to Section 2.2.5 during the time provided in Section 2.2.5, and (D) [***], and (ii) Celgene shall return to OncoMed, or destroy, at OncoMed’s option, all Confidential Information and/or Materials provided by OncoMed to Celgene in relation to such [***] Designated Program during the Term prior to the date of expiration of the applicable [***] Option Term, unless related to another then-existing Program, and Section 11.7 shall apply. For clarity, notwithstanding anything to the contrary in this Section 2.6.3(b) and Section 11.7, Section 5.1.4(c) shall apply.

(c) [***]. The reversion rights with respect to [***] are set forth in [***].

2.6.4 RSPO Program.

(a) RSPO Umbrella Program. Upon expiration of the applicable Pathway Designation Term, (i) all rights granted by OncoMed to Celgene with respect to the RSPO Umbrella Program, including all rights granted by OncoMed to Celgene with respect to any RSPO Umbrella Targets, shall revert to OncoMed; provided, that the foregoing shall not affect (A) Celgene’s rights in any and all then-existing RSPO Designated Programs (including the applicable RSPO Designated Target(s) and RSPO Product Candidate(s)) for which the applicable RSPO Option Term has not expired and (B) [***] pursuant to Section 2.2.5 during the time provided in Section 2.2.5, and (ii) Celgene shall return to OncoMed, or destroy, at OncoMed’s option, all Confidential Information and/or Materials provided by OncoMed to Celgene in relation to the RSPO Program during the Term prior to the date of expiration of such Pathway Designation Term, unless related to another then-existing Program, and Section 11.7 shall apply.

(b) RSPO Designated Program. Solely in the event Celgene does not exercise its Option with respect to a RSPO Designated Program, upon expiration of the applicable RSPO Option Term, (i) all rights granted by OncoMed to Celgene with respect to such RSPO Designated Program, including all rights granted by OncoMed to Celgene with respect to the applicable RSPO Designated Target and RSPO Product Candidates, shall revert to OncoMed; provided, that the foregoing shall not affect (A) Celgene’s rights in the RSPO Umbrella Program, if the applicable Pathway Designation Term has not yet expired, (B) Celgene’s rights in any and all then-existing RSPO Designated Programs for which the applicable RSPO Option Term has not expired, and (C) [***] pursuant to Section 2.2.5 during the time provided in Section 2.2.5, and (ii) Celgene shall return to OncoMed, or destroy, at OncoMed’s option, all Confidential Information and/or Materials provided by OncoMed to Celgene in relation to such RSPO Designated Program during the Term prior to the date of expiration of the applicable RSPO Option Term, unless related to another then-existing Program, and Section 11.7 shall apply.

2.6.5 Expiration of Options; [***]SM Option. Notwithstanding anything to the contrary in this Agreement, (a) each and every Option granted by OncoMed to Celgene pursuant to this Agreement, and each and every Option Term for any Program for which Celgene has not

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

delivered an Option Exercise Notice pursuant to Section 3.1.2, shall expire on the [***] anniversary of the Effective Date; and (b) the [***]SM Option granted by OncoMed to Celgene pursuant to this Agreement, for which Celgene has not delivered the [***]SM Option Exercise Notice pursuant to Section 3.3, shall expire on the fourth (4th) anniversary of the Effective Date. On a Program-by-Program basis, if Celgene does not exercise its Option with respect to such Program within the Option Period for such Program, then Sections 11.7.1 and 11.7.3 shall apply to Protein Therapeutics Specifically Directed to the Targets of such Program.

2.6.6 Optioned Programs. For the avoidance of doubt, none of the reversion events described in this Section 2.6 shall affect (a) Celgene’s rights with respect to any other Program for which Celgene has delivered an Option Exercise Notice pursuant to Section 3.1.2, including Celgene’s rights with respect to the applicable Program Assets (including any Product Candidates and related Diagnostic Products) or (b) the [***]SM Program or the [***]SM Program Assets for which Celgene has delivered the [***]SM Option Exercise Notice pursuant to Section 3.3.

2.7 Product Candidate and [***]SM Program Compound Confirmation.

2.7.1 [***] Product Candidates and RSPO Product Candidates. Following designation of a [***] Umbrella Target as a [***] Designated Target pursuant to Section 2.2.3(c)(iii), and/or a RSPO Umbrella Target as a RSPO Designated Target pursuant to Section 2.2.4(c)(iii), the Parties shall maintain a written list of all Protein Therapeutics that are identified by the Parties (including any Protein Therapeutics identified in the notice provided by OncoMed to Celgene pursuant to Section 2.2.3(c)(i) or Section 2.2.4(c)(i), as applicable), based upon data obtained in the course of the research and development of Protein Therapeutics with respect to each such [***] Designated Target pursuant to this Agreement, as [***] Product Candidates Specifically Directed to such [***] Designated Target, and all Protein Therapeutics that are identified by the Parties, based upon data obtained in the course of the research and development of Protein Therapeutics with respect to such RSPO Designated Target pursuant to this Agreement, as Product Candidates Specifically Directed to such RSPO Designated Target. For purposes of this Agreement and the applicable Development & Commercialization Agreement, each such [***] Product Candidate and RSPO Product Candidate included on such lists shall, effective upon being added to the relevant list, [***].

2.7.2 [***]SM Program Compounds. Following OncoMed’s receipt of a [***]SM Program Compound Identification Notice pursuant to Section 2.6.4 of the [***]SM Agreement with respect to a given [***]SM Selected Target, Celgene shall maintain a written list of all [***]SM Program Compounds that meet the [***]SM Lead Candidate Criteria with respect to such [***]SM Selected Target. For purposes of this Agreement and the [***]SM Agreement, each such [***]SM Program Compound included in such list shall [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 3.

OPTION EXERCISE;

DEVELOPMENT & COMMERCIALIZATION AGREEMENT

3.1 Option Exercise.

3.1.1 Option Grant. Subject to the terms and conditions of this Agreement, on a Program-by-Program basis (excluding the [***] Umbrella Program and the RSPO Umbrella Program), OncoMed hereby grants to Celgene the following exclusive options (each, an “Option”):

(a) DEM Program. With respect to the DEM Program, OncoMed hereby grants to Celgene an exclusive option, exercisable at any time during the DEM Option Term, to enter into a Co-Development and Co-Commercialization Agreement with respect to the DEM Product Candidates (including Demcizumab) and any related Diagnostic Products developed therefor, as set forth in and on the terms and conditions set forth in such agreement, the form of which is attached hereto as Exhibit B (and in such case DLL4 shall be deemed the “Co-Co Target” thereunder and the DEM Product Candidates shall be deemed “Co-Co Candidates” thereunder); provided, that if OncoMed exercises its right to opt-out of its co-Development and co-Commercialization rights with respect to the DEM Program pursuant to Section 3.1.4, then the Parties shall enter into a License Agreement with respect to the DEM Product Candidates and any related Diagnostic Products developed therefor, as set forth in and on the terms and conditions set forth in such agreement, the form of which is attached hereto as Exhibit A (and in such case DLL4 shall be deemed the “Licensed Target” thereunder and the DEM Product Candidates shall be deemed “Licensed Candidates” thereunder).

(b) BSP Program. With respect to the BSP Program, OncoMed hereby grants to Celgene an exclusive option, exercisable at any time during the BSP Option Term, to enter into a Co-Development and Co-Commercialization Agreement with respect to the BSP Product Candidates (including BSP) and any related Diagnostic Products developed therefor, as set forth in and on the terms and conditions set forth in such agreement, the form of which is attached hereto as Exhibit B (and in such case DLL4 and VEGF shall together be deemed the “Co-Co Target” thereunder and the BSP Product Candidates shall be deemed “Co-Co Candidates” thereunder); provided, that if OncoMed exercises its right to opt-out of its co-Development and co-Commercialization rights with respect to the BSP Program pursuant to Section 3.1.4, then the Parties shall enter into a License Agreement with respect to the BSP Product Candidates and any related Diagnostic Products developed therefor, as set forth in and on the terms and conditions set forth in such agreement, the form of which is attached hereto as Exhibit A (and in such case DLL4 and VEGF shall together be deemed the “Licensed Target” thereunder and the BSP Product Candidates shall be deemed “Licensed Candidates” thereunder).

(c) [***] Designated Program. With respect to each [***] Designated Program, OncoMed hereby grants to Celgene an exclusive option, exercisable at any time during the applicable [***] Option Term, to enter into a Co-Development and Co-Commercialization Agreement with respect to the applicable [***] Designated Target and [***] Product Candidates and any related Diagnostic Products developed therefor, as set forth in and on the terms and conditions set forth in such agreement, the form of which is attached hereto as Exhibit B (and such [***] Designated Target shall be deemed a “Co-Co Target” thereunder and such [***] Product Candidates shall be deemed “Co-Co Candidates” thereunder); provided that [***] if OncoMed exercises its right to opt-out of its co-Development and co-Commercialization rights pursuant to Section 3.1.4 with respect to such [***] Designated Program, then the Parties instead

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

shall enter into a License Agreement with respect to such [***] Designated Target and such [***] Product Candidates, and any related Diagnostic Products developed therefor, as set forth in and on the terms and conditions set forth in such agreement, the form of which is attached hereto as Exhibit A (and such [***] Designated Target shall be deemed a “Licensed Target” thereunder and such [***] Product Candidates shall be deemed “Licensed Candidates” thereunder).

(d) RSPO Designated Program. With respect to each RSPO Designated Program (including the RSPO3 Designated Program), OncoMed hereby grants to Celgene an exclusive option, exercisable at any time during the applicable RSPO Option Term, to enter into a Co-Development and Co-Commercialization Agreement with respect to the applicable RSPO Designated Target and RSPO Product Candidates and any related Diagnostic Products developed therefor, as set forth in and on the terms and conditions set forth in such agreement, the form of which is attached hereto as Exhibit B (and such RSPO Designated Target shall be deemed a “Co-Co Target” thereunder and such RSPO Product Candidates shall be deemed “Co-Co Candidates” thereunder); provided that [***] if OncoMed exercises its right to opt-out of its co-Development and co-Commercialization rights pursuant to Section 3.1.4, then the Parties instead shall enter into a License Agreement with respect to such RSPO Designated Target and such RSPO Product Candidates and related Diagnostic Products developed therefor, as set forth in and on the terms and conditions set forth in such agreement, the form of which is attached hereto as Exhibit A (and such RSPO Designated Target shall be deemed a “Licensed Target” thereunder and such RSPO Product Candidates shall be deemed “Licensed Candidates” thereunder).

3.1.2 Option Exercise. On a Program-by-Program basis (excluding the [***] Umbrella Program and the RSPO Umbrella Program), during the applicable Option Term, Celgene shall have the right, but not the obligation, to exercise the Option for such Program in its sole discretion by delivering written notice of such exercise (the “Option Exercise Notice”) to OncoMed. Within [***] following each Option Exercise Notice delivery, and subject to Section 3.2, Celgene (or an Affiliate designated by Celgene) and OncoMed will enter into the applicable Development & Commercialization Agreement with respect to such Program and, with respect to a Pathway Designated Program, such [***] Designated Target or RSPO Designated Target, as applicable, and will update the exhibits and schedules thereto.

3.1.3 Covenants During Option Term or Pathway Designation Term. On a Program-by-Program basis, commencing on the Effective Date until expiration of the applicable Option Term or Pathway Designation Term (as applicable), neither OncoMed nor its Affiliates will (a) assign, transfer, convey, encumber (including any liens or charges, but excluding any licenses, which are the subject of subclause (b), below) or dispose of, or enter into any agreement with any Third Party to assign, transfer, convey, encumber (including any liens or charges, but excluding any licenses, which are the subject of subclause (b), below) or dispose of, any assets [***] (with respect to each Program, the “Program Assets”), except to the extent such assignment, transfer, conveyance, encumbrance or disposition would not conflict with or adversely affect in any respect any of the rights granted to Celgene hereunder, or contemplated to be granted to Celgene under the applicable Development & Commercialization Agreement, (b) license or grant to any Third Party, or agree to license or grant to any Third Party, any rights to

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

any Program Assets if such license or grant would conflict with or adversely affect in any respect any of the rights granted to Celgene hereunder, or contemplated to be granted to Celgene under the applicable Development & Commercialization Agreement, or (c) [***] the Program Assets to any Third Party if such [***] would impair or conflict in any respect with any of the rights granted to Celgene hereunder.

3.1.4 OncoMed Opt-Out for Programs.

(a) Pre-Option Exercise. On a Program-by-Program basis (excluding the [***] Umbrella Program and the RSPO Umbrella Program), OncoMed may elect to exercise its right to opt-out of the co-Development and co-Commercialization of the applicable Product Candidates for such Program pursuant to this Agreement by providing written notice to Celgene at any time prior to the expiration of the applicable Option Term. In the event OncoMed provides Celgene with such notice, if Celgene exercises its Option for such Program, then the Parties shall enter into a License Agreement, rather than a Co-Development and Co-Commercialization Agreement, as set forth in the provisos in Sections 3.1.1(a) through 3.1.1(d), inclusive.

(b) Post-Option Exercise. With respect to all Programs under this Collaboration following Celgene’s exercise of the Option and the execution by the Parties of a Co-Development and Co-Commercialization Agreement for such Program, on a Program-by-Program basis, OncoMed may elect to exercise its right to opt-out of the co-Development and co-Commercialization of the applicable Product Candidates for such Program pursuant to such Co-Development and Co-Commercialization Agreement by providing written notice to Celgene at any time following execution of such Co-Development and Co-Commercialization Agreement for any such Program. In the event OncoMed provides Celgene with such notice, then the Parties shall promptly, but in any event within [***] after the date of such notice, enter into a License Agreement in the form attached hereto as Exhibit A, and such Co-Development and Co-Commercialization Agreement then in effect between the Parties with respect to such Program shall terminate effective upon the effective date of such License Agreement for such Program, provided, the Parties shall comply with any provisions of the Co-Development and Co-Commercialization Agreement that survive termination thereof, as set forth therein. Upon execution of such License Agreement, the Co-Co Target shall be deemed a “Licensed Target” thereunder and the Co-Co Candidates shall be deemed “Licensed Candidates” thereunder.

3.1.5 RSPO3 Designated Program. With respect to the RSPO3 Designated Program, if Celgene exercises its Option therefor, then the Parties shall enter into a Co-Development and Co-Commercialization Agreement and the RSPO3 Designated Program is the “RSPO3 Designated Program” for purposes of Exhibit C-3 in the Co-Development and Co-Commercialization Agreement (or License Agreement, if later applicable).

3.1.6 [***]. For clarity, the Parties hereby acknowledge and agree that with respect to [***], the Parties shall enter into a License Agreement with respect to the applicable Target and [***] Product Candidates or RSPO Product Candidates (as applicable), and related Diagnostic Products, as set forth in and on the terms and conditions set forth in such agreement, the form of which is attached hereto as Exhibit A (and such Target shall be deemed a “Licensed

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Target” thereunder and such [***] Product Candidates or RSPO Product Candidates (as applicable) shall be deemed “Licensed Candidates” thereunder). For clarity, even if the Target of such Pathway Designated Program [***], such Pathway Designated Program is not [***] for purposes of Exhibit C-3 of such License Agreement.

3.2 Government Approvals.

3.2.1 Efforts. Each of OncoMed and Celgene will use its commercially reasonable good faith efforts to eliminate any concern on the part of any Governmental Authority regarding the legality of any proposed Development & Commercialization Agreement or the [***]SM Agreement including, if required by federal or state antitrust authorities, promptly taking all steps to secure government antitrust clearance, including cooperating in good faith with any government investigation including the prompt production of documents and information demanded by a second request for documents and of witnesses if requested. Notwithstanding anything to the contrary in this Agreement, this Section 3.2.1 and the term “commercially reasonable good faith efforts” do not require that either Party [***].

3.2.2 HSR Filings. Each of OncoMed and Celgene will, within [***] after the execution of a Development & Commercialization Agreement or the [***]SM Agreement (or such later time as may be agreed to in writing by the Parties) file with the U.S. Federal Trade Commission (“FTC”) and the Antitrust Division of the U.S. Department of Justice (“DOJ”) any HSR Filing required of it under the HSR Act in the reasonable opinion of either Party with respect to the transactions contemplated by such Development & Commercialization Agreement or the [***]SM Agreement. The Parties shall cooperate with one another to the extent necessary in the preparation of any such HSR Filing. Each Party shall be responsible for its own costs, expenses, and filing fees associated with any HSR Filing; provided, however, the Parties shall [***] in connection with making any such HSR Filing. In the event that the Parties make an HSR Filing under this Section 3.2, the relevant Development & Commercialization Agreement or the [***]SM Agreement shall terminate (i) at the election of either Party, immediately upon notice to the other Party, in the event that the FTC or DOJ obtains a preliminary injunction under the HSR Act against the Parties to enjoin the transactions contemplated by such Development & Commercialization Agreement or the [***]SM Agreement, or (ii) at the election of either Party, immediately upon notice to the other Party, in the event that the HSR Clearance Date shall not have occurred on or prior to [***] after the effective date of the HSR Filing. Notwithstanding anything to the contrary contained herein, except for the terms and conditions of this Section 3.2, none of the terms and conditions contained in a Development & Commercialization Agreement or the [***]SM Agreement shall be effective until the “Implementation Date,” which is agreed and understood to mean the later of (A) the execution date of the Development & Commercialization Agreement or the [***]SM Agreement, (B) if a determination is made pursuant to this Section 3.2 that a notification of this Agreement is not required to be made under the HSR Act, the date of such determination, or (C) if notification of the Development & Commercialization Agreement or the [***]SM Agreement is required to be made under the HSR Act, the HSR Clearance Date. As used herein: (x) “HSR Clearance Date” means the earliest date on which the Parties have actual knowledge that all applicable waiting periods under the HSR Act with respect to the transactions contemplated by a

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Development & Commercialization Agreement or the [***]SM Agreement have expired or have been terminated; and (y) “HSR Filing” means a filing by OncoMed and Celgene with the FTC and the DOJ of a Notification and Report Form for Certain Mergers and Acquisitions (as that term is defined in the HSR Act) with respect to the matters set forth in the Development & Commercialization Agreement or the [***]SM Agreement, together with all required documentary attachments thereto.

3.2.3 Information Exchange. Each of OncoMed and Celgene will, in connection with any HSR Filing, (i) reasonably cooperate with each other in connection with any communication, filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party; (ii) keep the other Party and/or its counsel informed of any communication received by such Party from, or given by such Party to, the FTC, the DOJ or any other U.S. or other Governmental Authority and of any communication received or given in connection with any proceeding by a private party, in each case regarding the transactions contemplated by any proposed Development & Commercialization Agreement or the [***]SM Agreement; (iii) consult with each other in advance of any meeting or conference with the FTC, the DOJ or any other Governmental Authority or, in connection with any proceeding by a private party, with any other Person, and to the extent permitted by the FTC, the DOJ or such other Governmental Authority or other Person, give the Parties and/or their counsel the opportunity to attend and participate in such meetings and conferences; and (iv) permit the other Party and/or its counsel to review in advance any submission, filing or communication (and documents submitted therewith) intended to be given by it to the FTC, the DOJ or any other Governmental Authority; provided, that materials may be redacted to remove references concerning [***]. OncoMed and Celgene, as each deems advisable and necessary, may reasonably designate any competitively sensitive material to be provided to the other under this Section 3.2.3 as “Antitrust Counsel Only Material.” Such materials and the information contained therein shall be given only to the outside antitrust counsel of the recipient and will not be disclosed by such outside counsel to employees, officers or directors of the recipient unless express permission is obtained in advance from the source of the materials (OncoMed or Celgene, as the case may be) or its legal counsel.

3.2.4 Assistance. Subject to this Section 3.2, OncoMed and Celgene shall cooperate and use respectively all reasonable efforts to make all other registrations, filings and applications, to give all notices and to obtain as soon as practicable all governmental or other consents, transfers, approvals, orders, qualifications, authorizations, permits and waivers, if any, and to do all other thing necessary or desirable for the consummation of the transactions as contemplated hereby.

3.2.5 No Further Obligations. If a Development & Commercialization Agreement or the [***]SM Agreement is terminated pursuant to this Section 3.2, then, notwithstanding any provision in this Agreement to the contrary, neither Party shall have any further obligation to the other Party with respect to the subject matter of such Development & Commercialization Agreement or the [***]SM Agreement, as applicable; provided, that Celgene shall be permitted to [***], if required to comply with any Antitrust Law.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.3 [***]SM Option.

3.3.1 Option Exercise; Option Grant. In addition to the Options granted by OncoMed to Celgene under Section 3.1.1, and subject to the terms and conditions of this Agreement, OncoMed hereby grants to Celgene an exclusive option (the “[***]SM Option”), exercisable at any time during the period of time commencing on the Effective Date and expiring on the fourth (4th) anniversary of the Effective Date (the “[***]SM Option Term”), to enter into the [***]SM Agreement with respect to [***]SM Program Compounds and [***]SM Products, as set forth in and on the terms and conditions set forth in such agreement, the form of which is attached hereto as Exhibit H. Celgene shall have the right, but not the obligation, to exercise the [***]SM Option in its sole discretion by delivering written notice of such exercise (the “[***]SM Option Exercise Notice”) to OncoMed within the [***]SM Option Term. Within [***] following OncoMed’s receipt of any such [***]SM Option Exercise Notice, and subject to Section 3.2, Celgene (or an Affiliate designated by Celgene) and OncoMed will enter into the [***]SM Agreement with respect to [***]SM Program Compounds and [***]SM Products.

3.3.2 Covenants During [***]SM Option Term. With respect to the [***]SM Program, during the [***]SM Option Term, neither OncoMed nor its Affiliates will (a) assign, transfer, convey, encumber (including any liens or charges, but excluding any licenses, which are the subject of subclause (b), below) or dispose of, or enter into any agreement with any Third Party to assign, transfer, convey, encumber (including any liens or charges, but excluding any licenses, which are the subject of subclause (b), below) or dispose of, any assets specifically related to the [***]SM Program, including [***] (with respect to the [***]SM Program, the “[***]SM Program Assets”), except to the extent such assignment, transfer, conveyance, encumbrance or disposition would not conflict with or adversely affect in any respect any of the rights granted to Celgene hereunder, or contemplated to be granted under the [***]SM Agreement, (b) license or grant to any Third Party, or agree to license or grant to any Third Party, any rights to any [***]SM Program Assets if such license or grant would conflict with or adversely affect in any respect any of the rights granted to Celgene hereunder, or contemplated to be granted to Celgene under the [***]SM Agreement, or (c) disclose any Confidential Information relating to the [***]SM Program Assets to any Third Party if such disclosure would impair or conflict in any respect with any of the rights granted to Celgene hereunder, or contemplated to be granted to Celgene under the [***]SM Agreement.

3.3.3 Reversion of [***]SM Program. Solely in the event Celgene does not exercise the [***]SM Option with respect to the [***]SM Program, upon expiration of the [***]SM Option Term, all rights granted by OncoMed to Celgene with respect to such [***]SM Program, including all rights granted by OncoMed to Celgene with respect to any Small Molecule Compounds Specifically Directed to any targets in the [***] Pathway or products constituting, incorporating, comprising or containing such Small Molecule Compounds, shall revert to OncoMed; provided, that the foregoing shall not affect (i) Celgene’s rights in [***], (ii) Celgene’s rights in [***], and (iii) [***] pursuant to Section 2.2.5 during the time provided in Section 2.2.5.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 4.

GOVERNANCE

4.1 Generally.

4.1.1 Committees.

(a) Establishment. Pursuant to this Article 4, the Parties will establish a JSC and Patent Committee within the timeframes set forth in Sections 4.2.1 and 4.3.1, respectively. The Parties may also determine to establish additional new committees to oversee particular phases of the Collaboration (each, a “New Committee”). Unless otherwise agreed upon by the Parties (including with respect to when such New Committee shall disband), each New Committee shall follow the provisions set forth for the JSC, and shall be subject to the authority of the JSC. The JSC, Patent Committee and each New Committee shall have decision-making authority with respect to the matters within its purview to the extent expressly and as more specifically provided herein; it being understood and agreed that [***], and further, that [***].

(b) Subcommittees. From time to time, the JSC, Patent Committee or a New Committee may establish subcommittees to oversee particular projects or activities, as it deems necessary or advisable (each, a “Subcommittee”). Each Subcommittee shall consist of such number of members as the JSC, Patent Committee or New Committee, as applicable, determines is appropriate from time to time. Such members shall be individuals with expertise and responsibilities in the relevant areas such as [***], as applicable to the stage of the project or activity. Such Subcommittees shall operate under the same principles as are set forth in this Article 4 for the committee forming such Subcommittee.

4.1.2 Execution of Development & Commercialization Agreement; [***]SM Agreement. On a Program-by-Program basis (excluding the [***] Umbrella Program and the RSPO Umbrella Program) or with respect to the [***]SM Program, upon execution of the applicable Development & Commercialization Agreement for such Program or the [***]SM Agreement, respectively, such Program or [***]SM Program and matters related thereto shall continue to be within the purview of the JSC and the Patent Committee, in accordance with, and solely pursuant to, the terms of Section 4.2.4 and such Development & Commercialization Agreement or the [***]SM Agreement, as applicable; provided, that in any event [***] as provided in Section 4.2.5.

4.1.3 Alliance Managers. Promptly after the Effective Date, each Party shall appoint an individual to act as alliance manager for such Party, which may be one of the representatives of such Party on the JSC (each, an “Alliance Manager”). The Alliance Managers shall be the primary point of contact for the Parties regarding the activities contemplated by this Agreement and shall facilitate all such activities hereunder. The Alliance Managers shall attend all meetings of the JSC and shall be responsible for assisting the JSC in performing its oversight responsibilities. The name and contact information for each Party’s Alliance Manager, as well as any replacement(s) chosen by such Party, in its sole discretion, from time to time, shall be promptly provided to the other Party in accordance with Section 12.2.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.1.4 Patent Liaisons. Promptly after the Effective Date, each Party shall appoint an individual to act as a patent liaison for such Party, which may be one of the representatives of such Party on the Patent Committee (each, a “Patent Liaison”). The Patent Liaisons shall be the primary point of contact for the Parties regarding intellectual property-related activities and matters contemplated by this Agreement and shall facilitate all such activities and matters hereunder. The Patent Liaisons shall attend all meetings of the Patent Committee and shall be responsible for assisting the Patent Committee in performing its oversight responsibilities. The name and contact information for each Party’s Patent Liaison, as well as any replacement(s) chosen by such Party, in its sole discretion, from time to time, shall be promptly provided to the other Party in accordance with Section 12.2.

4.2 Joint Steering Committee.

4.2.1 Establishment; Meetings. Within [***] after the Effective Date, the Parties shall establish a joint steering committee (the “JSC”) as more fully described in this Section 4.2. The JSC shall have review, oversight and decision-making responsibilities for all activities performed under the Collaboration, to the extent expressly and as more specifically provided herein. Each Party agrees to keep the JSC informed of its progress and activities under the Collaboration. The first scheduled meeting of the JSC shall be held no later than [***] after establishment of the JSC unless otherwise agreed by the Parties. After the first scheduled meeting of the JSC until the JSC is disbanded, the JSC shall meet in person or telephonically [***], and more or less frequently as the Parties mutually deem appropriate, on such dates and at such places and times as provided herein or as the Parties shall agree. The JSC shall disband upon the expiration or termination of this Agreement in its entirety, or earlier if and as provided in Section 4.5. Meetings that are held in person shall alternate between the offices of the Parties, or such other location as the Parties may agree. The members of the JSC also may convene or be polled or consulted from time to time by means of telecommunications, video conferences, electronic mail or correspondence, as deemed necessary or appropriate. Each Party will bear all expenses it incurs in regard to participating in all meetings of the JSC, including all travel and living expenses.

4.2.2 Membership. The JSC shall be comprised of four (4) representatives (or such other number of representatives as the Parties may mutually agree) from each of Celgene and OncoMed. Each representative of a Party shall have sufficient seniority and expertise in biotechnology and pharmaceutical drug discovery, development and/or commercialization to participate on the JSC. [***] shall have the right to designate the chairperson of the JSC (provided, that [***] shall have the right to designate the chairperson of the JSC), and, once all Options have either been exercised by Celgene or have expired, [***] shall have the right to designate the chairperson of the JSC. Each Party may replace any or all of its representatives on the JSC at any time upon written notice to the other Party in accordance with Section 12.2. Each Party may, subject to the other Party’s prior approval, invite non-member representatives of such Party and any Third Party to attend meetings of the JSC as non-voting participants; provided, that any such representative or Third Party is bound by obligations of confidentiality, non-disclosure and non-use consistent with those set forth herein prior to attending such meeting and provided, further, that such Third Party shall not have any voting or decision-making authority on the JSC.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.2.3 General Responsibilities. Except as otherwise set forth in this Section 4.2, the JSC shall perform the following general functions, subject to the final decision-making authority of the Person set forth in Section 4.2.5: (a) review and monitor progress of the Collaboration and the Parties’ activities under each executed Development & Commercialization Agreement or the [***]SM Agreement (as further set forth in Section 4.2.4 and each such Development & Commercialization Agreement) or [***]SM Agreement, as applicable, including serving as a forum for exchanging information and facilitating discussions regarding the conduct of the Collaboration; (b) on a Program-by-Program basis, review and amend the applicable IDP or Research Plan (provided that any update, amendment or modification to the activities to be [***] on such IDP or Research Plan (unless such update, amendment or modification would [***]), and the [***]; and provided further that, [***]); (c) review and comment on any proposed new targets identified by a Party that are proposed to be added to Exhibit C-1 and/or Exhibit C-2, pursuant to Sections 2.2.3(b) or 2.2.4(b), as applicable; (d) manage the strategic direction of the Collaboration; (e) oversee implementation of the Collaboration in accordance with this Agreement; (f) discuss and attempt to resolve any disputes in the JSC, any New Committees and any Subcommittees; (g) approve proposals for Development of Diagnostic Products with respect to a Program (excluding the [***] Umbrella Program and the RSPO Umbrella Program) prior to exercise by Celgene of its Option for such Program; (h) verify that a Protein Therapeutic directed to a [***] Umbrella Target or a RSPO Umbrella Target identified by OncoMed as having met the relevant Candidate Selection Criteria as set forth in Sections 2.2.3(c) and 2.2.4(c) has met the relevant Candidate Selection Criteria (provided, that solely for purposes of Article 5, the Candidate Selection Criteria must be [***]); (i) discuss material issues and provide input to each Party regarding the enforcement and defense of OncoMed Patents, applicable Collaboration IP and Joint Collaboration IP; and (j) such other responsibilities as may be mutually agreed by the Parties from time to time. For purposes of clarity, the JSC shall not have any authority beyond the specific matters set forth in Sections 4.2.3 and 4.2.4, and in particular shall not have any power to amend, modify or waive the terms of this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement, or to alter, increase, expand or waive compliance by a Party with a Party’s obligations under this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement. In any case where a matter within the JSC’s authority arises, the JSC shall convene a meeting and consider such matter as soon as reasonably practicable, but in no event later than [***] after the matter is first brought to the JSC’s attention (or, if earlier, at the next regularly scheduled JSC meeting).

4.2.4 Responsibilities under Specific Agreements. Following the execution of a Development & Commercialization Agreement for a given Program or the [***]SM Agreement for the [***]SM Program, the JSC shall perform, in addition to the general responsibilities set forth in Section 4.2.3, the following functions:

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(a) License Agreement. After the Parties have entered into a License Agreement to govern the further Development and Commercialization of Product Candidates under a specified Program, the JSC shall serve solely as a forum for exchanging information and facilitating discussions regarding:

(i) review and comment on updates and reports on Development and Commercialization of the applicable Licensed Products as set forth in the applicable License Agreement;

(ii) review and comment on Celgene’s global strategy for the Development and Commercialization of the applicable Licensed Products; and

(iii) discuss Celgene’s plans for global pricing for Licensed Products (which pricing shall be established in Celgene’s sole discretion).

(b) Co-Development and Co-Commercialization Agreement. After the Parties have entered into a Co-Development and Co-Commercialization Agreement to govern the further Development and Commercialization of Product Candidates for a specified Program, the JSC shall:

(i) review and approve the budget for U.S. Commercialization activities for Co-Co Products submitted to the JSC;

(ii) determine [***], in the ROW for the purpose of [***];

(iii) determine marketing strategy for Co-Co Products in the United States and the ROW, including review and approval of branding for Co-Co Products and marketing and commercial materials;

(iv) review and approve plans and strategy for manufacturing of Co-Co Products for the United States and the ROW;

(v) review and comment on updates and reports on Development and Commercialization of the applicable Co-Co Products;

(vi) establish strategies for deployment of sales personnel for Co-Co Products; and

(vii) review and comment on Celgene’s global strategy for the Development and Commercialization of the applicable Co-Co Products.

(c) [***]SM Agreement. After the Parties have entered into the [***]SM Agreement to govern the further Development and Commercialization of [***]SM Products under the [***]SM Program, the JSC shall serve solely as a forum for exchanging information and facilitating discussions regarding:

(i) [***] updates and reports on Development and Commercialization of the applicable [***]SM Products;

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(ii) [***] Celgene’s global strategy for the Development and Commercialization of the applicable [***]SM Products; and

(iii) discuss [***].

4.2.5 Decisions. Except as otherwise set forth in this Agreement, all decisions of the JSC shall be made by consensus, with each Party having one (1) vote. If the JSC cannot agree on a matter for which the JSC has decision-making authority within [***] after it has met and attempted to reach such decision, then, either Party may, by written notice to the other, have such issue referred to the Executive Officers for resolution. The Parties’ respective Executive Officers shall meet within [***] after such matter is referred to them, and shall negotiate in good faith to resolve the matter. If the Executive Officers are unable to resolve the matter within [***], or such other longer time frame the Executive Officers may otherwise agree upon, after the matter is referred to them in accordance with this Section 4.2.5, then (a) if the matter in dispute relates to activities under a Program prior to Celgene’s exercise of the Option for such Program, then [***] shall have the final decision making authority, otherwise (b), in any and all other cases, [***] shall have the final decision making authority. Notwithstanding the foregoing, the Party having final decision-making authority shall not have the right to exercise its final decision-making authority to unilaterally: (i) determine that it has fulfilled any obligations under this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement or that the other Party has breached any obligation under this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement; (ii) determine that milestone events required for the payment of milestone payments have or have not occurred; (iii) make a decision that is expressly stated to require the mutual agreement or mutual consent of the Parties; (iv) require the conduct of, or restrict the other Party from conducting, development activities specifically related only to such Party’s territory under a Co-Development and Co-Commercialization Agreement; or (v) otherwise expand its rights or reduce its obligations under this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement.

4.2.6 Minutes. The Party who designates the chairperson of the JSC shall be responsible for preparing and circulating minutes of each meeting of the JSC, setting forth, inter alia, an overview of the discussions at the meeting and a list of any actions, decisions or determinations approved by the JSC. Such minutes shall be effective only after such minutes have been approved by both Parties in writing. Definitive minutes of all JSC meetings shall be finalized no later than [***] after the meeting to which the minutes pertain.

4.3 Patent Committee.

4.3.1 Establishment. Within [***] after the Effective Date, the Parties shall establish a patent committee (the “Patent Committee”) as more fully described in this Section 4.3. The Patent Committee shall facilitate the discussion and coordination of Patent Prosecution and Maintenance matters, in accordance with and subject to the terms of Sections 7.2 through 7.9, inclusive.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.3.2 Meetings. The Patent Committee shall convene at such times, places and frequencies as the Patent Committee determines is necessary. The Patent Committee shall disband upon the later of: (a) the expiration or termination of this Agreement in its entirety or (b) as provided in Section 4.5. Meetings of the Patent Committee that are held in person shall alternate between the offices of the Parties, or such other location as the Parties may agree. The members of the Patent Committee also may convene or be polled or consulted from time to time by means of telecommunications, video conferences, electronic mail or correspondence, as deemed necessary or appropriate. Each Party will bear all expenses it incurs in regard to participating in all meetings of the Patent Committee, including all travel and living expenses.

4.3.3 Membership. The Patent Committee shall be comprised of two (2) representatives (or such other number of representatives as the Parties may mutually agree) from each of Celgene and OncoMed. Each Party may replace any or all of its representatives on the Patent Committee at any time upon written notice to the other Party in accordance with Section 12.2. Each representative of a Party shall have sufficient seniority and expertise in the Prosecution and Maintenance of Patents to participate on the Patent Committee. Each Party may, subject to the other Party’s prior approval, invite non-member representatives of such Party to attend meetings of the Patent Committee as non-voting participants; provided, that any such representative is bound by obligations of confidentiality, non-disclosure and non-use consistent with those set forth herein prior to attending such meeting and provided, further, that such Third Party shall not have any voting or decision-making authority on the Patent Committee. OncoMed shall have the right to designate the chairperson of the Patent Committee (provided, that [***] shall have the right to designate the chairperson of the Patent Committee), and, once all Options have either been exercised by Celgene or have expired, [***] shall have the right to designate the chairperson of the Patent Committee.

4.3.4 Responsibilities. The Patent Committee shall perform the following functions, subject to the final decision-making authority of the Person set forth in Section 4.3.6: (a) subject to Section 4.4, discuss ownership of Inventions and Patents thereon, in the event of a dispute in relation to the application of the terms of Section 7.2; (b) discuss material issues and provide input to each other regarding the Prosecution and Maintenance of OncoMed Patents, Collaboration Patents and Joint Collaboration Patents; (c) serve as a forum for exchanging information and facilitating discussions regarding patentability and freedom to operate assessments; and (d) perform such other responsibilities as may be mutually agreed by the Parties from time to time. The Patent Committee shall be responsible for coordinating the implementation of each Party’s strategies for the protection of the foregoing intellectual property rights related to Targets, Product Candidates, Protein Therapeutics Specifically Directed to any Pathway Umbrella Target, and Diagnostic Products developed for the foregoing Protein Therapeutics (including Product Candidates). For clarity, the Patent Committee shall not have any authority beyond the specific matters set forth in this Section 4.3.4, and in particular shall not have any power to amend, modify or waive the terms of this Agreement or any Development & Commercialization Agreement, or to alter, increase, expand or waive compliance by a Party with, a Party’s obligations under this Agreement or any Development & Commercialization Agreement. In any case where a matter within the Patent Committee’s authority arises, the Patent Committee shall convene a meeting and consider such matter as soon as reasonably practicable, but in no event later than [***] after the matter is first brought to the Patent Committee’s attention (or, if earlier, at the next regularly scheduled Patent Committee meeting).

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.3.5 Minutes. A representative of Celgene shall be responsible for preparing and circulating minutes of each meeting of the Patent Committee, setting forth, inter alia, an overview of the discussions at the meeting and a list of any actions, decisions or determinations approved by the Patent Committee. Such minutes shall be effective only after such minutes have been approved by both Parties in writing. Definitive minutes of all Patent Committee meetings shall be finalized no later than [***] after the meeting to which the minutes pertain.

4.3.6 Decisions.

(a) Except as otherwise provided in this Section 4.3.6, all decisions of the Patent Committee shall be made by consensus, with each Party having one (1) vote. If the Patent Committee cannot agree on a matter within the Patent Committee’s authority within [***] after it has met and attempted to reach such decision, then, either Party may, by written notice to the other, have such issue referred to the Executive Officers for resolution. The Parties’ respective Executive Officers shall meet within [***] after such matter is referred to them, and shall negotiate in good faith to resolve the matter. If the Executive Officers are unable to resolve the matter within [***], or such other longer timeframe the Executive Officers may otherwise agree upon, after the matter is referred to them in accordance with this Section 4.3.6(a), then the decision shall be resolved as set forth in Sections 4.3.6(b) and 4.3.6(c); provided, that the time periods set forth in this Section 4.3.6 may be shortened as necessary to prevent adversely affecting the interests of a Party in a material respect with respect to the Prosecution and Maintenance of the Patents described in Section 4.3.4.

(b) IP Ownership. The Patent Committee shall review and discuss ownership of Inventions and Patents thereon, specifically with respect to the application of the terms of Section 7.2; provided, that [***]. In the event the Patent Committee cannot agree on a matter regarding ownership of an item of intellectual property, and Executive Officers are unable to resolve such matter, then either Party may submit such dispute to the courts in accordance with Section 12.7.

(c) Patent Prosecution. The Patent Committee shall discuss material issues and provide input to each Party regarding the Prosecution and Maintenance of OncoMed Patents, Collaboration Patents, and Joint Collaboration Patents. The Patent Committee shall be responsible for coordinating the implementation of each Party’s strategies for the protection of the foregoing intellectual property rights related to Targets, Product Candidates, Protein Therapeutics Specifically Directed to any Pathway Umbrella Target, and Diagnostic Products Developed for the foregoing Protein Therapeutics (including Product Candidates); provided, that both Parties may request the filing and prosecution of divisional Patent applications as set forth in Section 7.3.4(b) (the foregoing referred to herein as the “Patent Strategy”). All final decisions related to the Prosecution and Maintenance of any OncoMed Patent, Celgene Patent, Collaboration Patent or Joint Collaboration Patent shall be made by the Party with the right to control such Prosecution and Maintenance as set forth in Article 7.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(d) Additional Restrictions. Notwithstanding anything to the contrary in this Section 4.3.6, neither Party shall have the right to exercise its final decision-making authority to unilaterally: (i) determine that any obligations have been fulfilled under this Agreement or that a Party has breached any obligation under this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement; (ii) make a decision that is expressly stated to require the mutual agreement or mutual consent of the Parties; and (iii) otherwise expand a Party’s rights or reduce a Party’s obligations under this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement.

4.4 Exceptions to Decision-Making Authority.

4.4.1 OncoMed Platform Technology. Notwithstanding anything to the contrary in this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement, in no event shall the JSC or Patent Committee have any decision-making authority with respect to Patents covering or claiming the OncoMed Platform Technology [***], the Prosecution and Maintenance, enforcement and defense of which shall, as between the Parties, remain solely with OncoMed. For clarity, the foregoing does not restrict the determination of ownership of Inventions and Patents thereon that would be deemed OncoMed Platform Technology pursuant to Section 7.2.

4.4.2 Celgene Background IP. Notwithstanding anything to the contrary in this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement, in no event shall the JSC or Patent Committee have any decision-making authority with respect to Patents covering or claiming the Celgene Background IP, the Prosecution and Maintenance, enforcement and defense of which shall, as between the Parties, remain solely with Celgene. For clarity, the foregoing does not restrict the determination of ownership of Inventions and Patents thereon that would be deemed Celgene Background IP pursuant to Section 7.2.

4.4.3 [***] Products. Notwithstanding anything to the contrary in this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement, [***] shall not, by virtue of this Agreement, any Development & Commercialization Agreement and/or the [***]SM Agreement, acquire any right to make any decision, whether through the JSC, Patent Committee or otherwise, regarding [***].

4.5 Membership in Committees. OncoMed’s membership in any committee or Subcommittee shall be at its sole discretion, as a matter of right and not obligation, for the sole purpose of participation in governance, decision-making, and information exchange with respect to activities within the jurisdiction of such committee or Subcommittee. OncoMed shall have the right to withdraw from membership in any or all of the committees and Subcommittees upon [***] prior written notice (issued pursuant to Section 12.2) to Celgene, which notice shall be effective as to the relevant committee or Subcommittee upon the expiration of such [***] period; provided, that within such [***] period, OncoMed shall have [***] for so long as OncoMed has the right to [***], subject to Celgene’s prior written consent, such consent not to be unreasonably withheld. For clarity, with respect to all other committees and Subcommittees, upon resignation by OncoMed, such committee or Subcommittee shall be disbanded. If, at any time, following issuance of such a notice, OncoMed wishes to resume participation in any committee or Subcommittee, OncoMed shall notify Celgene in writing (in accordance with Section 12.2) and, thereafter, OncoMed’s representatives to such committee or Subcommittee shall be entitled to attend any subsequent meeting of such committee or Subcommittee and to participate in the

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

activities of, and decision-making by, such committee or Subcommittee as provided in this Article 4 as if such notice had not been issued by OncoMed pursuant to this Section 4.5. If the JSC or any other committee is disbanded, then any data and information originally to be disclosed through the JSC or such other committee shall be provided by such Party directly to the other Party.

ARTICLE 5.

EXCLUSIVITY

5.1 [***] Exclusivity.

5.1.1 DEM. Commencing upon the Effective Date until expiration of the DEM Option Term (and as extended pursuant to Section 5.1.3), or, following Celgene’s exercise of the Option for the DEM Program, for the period of time set forth in Section 5.1 of any then-applicable Development & Commercialization Agreement for the DEM Program, [***] and its Affiliates shall not, except as otherwise expressly permitted in Sections 5.2 and 5.4 of this Agreement: (a) [***], (b) [***], or (c) except as expressly permitted under Section 12.4 of this Agreement or Section 11.4 of any then-applicable Development & Commercialization Agreement, as applicable, [***].

5.1.2 BSP. Commencing upon the Effective Date until expiration of the BSP Option Term (and as extended pursuant to Section 5.1.3), or, following Celgene’s exercise of the Option for the BSP Program, for the period of time set forth in Section 5.1 of any then-applicable Development & Commercialization Agreement for the BSP Program, [***] and its Affiliates shall not, except as otherwise expressly permitted in Sections 5.2 and 5.4 of this Agreement: (a) [***], (b) [***], or (c) except as expressly permitted under Section 12.4 of this Agreement or Section 11.4 of any then-applicable Development & Commercialization Agreement, as applicable, [***].

5.1.3 DEM/BSP. With respect to the DEM Program, in addition to Section 5.1.1, [***]. With respect to the BSP Program, in addition to Section 5.1.2, [***]. For clarity, [***].

5.1.4 [***] Pathway.

(a) [***] Umbrella Program. During the applicable Pathway Designation Term for the [***] Umbrella Program, [***] and its Affiliates shall not, except as otherwise expressly permitted in Sections 5.2 and 5.4 of this Agreement: (i) [***], (ii) [***], or (iii) except as expressly permitted under Section 12.4, [***].

(b) [***] Designated Program. Commencing upon the Effective Date until expiration of the applicable [***] Option Term, on a [***] Designated Program-by-[***] Designated Program basis, or, following Celgene’s exercise of the Option for such [***] Designated Program, for the period of time set forth in Section 5.1 of any then-applicable Development & Commercialization Agreement for such [***] Designated Program, [***] and its Affiliates shall not, except as otherwise permitted in Sections 5.2 and 5.4 of this Agreement: (i) [***], (ii) [***], or (iii) except as expressly permitted under Section 12.4, or Section 11.4 of any then-applicable Development & Commercialization Agreement, as applicable, [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) [***]. During the [***] Option Term for the [***], or, following Celgene’s exercise of the [***], for [***] after the [***], [***] and its Affiliates shall not, except as otherwise expressly permitted in Sections 5.2 and 5.4 of this Agreement: (i) [***], (ii) [***], or (iii) except as expressly permitted under Section 12.4 of this Agreement or Section 11.4 of the [***]. In addition, on a [***] basis, such exclusivity obligations shall continue with respect to such [***] until [***], unless [***], in which case such exclusivity obligations shall expire on the date [***].

5.1.5 RSPO-LGR Pathway.

(a) RSPO Umbrella Program. During the applicable Pathway Designation Term for the RSPO Umbrella Program, [***] and its Affiliates shall not, except as otherwise expressly permitted in Sections 5.2 and 5.4 of this Agreement: (i) [***], (ii) [***], or (iii) except as expressly permitted under Section 12.4, [***].

(b) RSPO Designated Program. Commencing upon the Effective Date until expiration of the applicable RSPO Option Term, on a RSPO Designated Program-by-RSPO Designated Program basis, or, following Celgene’s exercise of the Option for the RSPO Designated Program, for the period of time set forth in Section 5.1 of any then-applicable Development & Commercialization Agreement for such RSPO Designated Program, [***] and its Affiliates shall not, except as expressly permitted in Sections 5.2 and 5.4 of this Agreement: (i) [***], (ii) [***], or (iii) except as expressly permitted under Section 12.4, or Section 11.4 of any then-applicable Development & Commercialization Agreement, as applicable, [***].

5.2 Exceptions for [***].

5.2.1 Exceptions During Pathway Designation Term.

(a) [***] Pathway. Solely in the event (i) Celgene does not designate a Candidate [***] Umbrella Target as a [***] Designated Target pursuant to Section 2.2.3(c)(ii) or (ii) a [***] Designated Target [***], then, notwithstanding the provisions of Sections 5.1.4(a)(i) and 5.1.4(b)(i), during the applicable Pathway Designation Term, [***] or its Affiliates may, but solely with respect to [***], and [***] or such Affiliate may have a subcontractor, solely for and on behalf of [***] or such Affiliate, engage in any of the foregoing, as applicable.

(b) RSPO-LGR Pathway. Solely in the event (i) Celgene does not designate a Candidate RSPO Umbrella Target as a RSPO Designated Target pursuant to Section 2.2.4(c)(ii) or (ii) a RSPO Designated Target [***], then, notwithstanding the provisions of Sections 5.1.5(a)(i) and 5.1.5(b)(i), during the applicable Pathway Designation Term, [***] or its Affiliates may, but solely with respect to [***], and [***] or such Affiliate may have a subcontractor, solely for and on behalf of [***] or such Affiliate, engage in any of the foregoing, as applicable.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) [***]. Celgene may elect to exercise its Option, during the applicable Option Period, with respect to (i) [***], or (ii) a [***] Designated Target or RSPO Designated Target that was previously a Candidate [***] Umbrella Target or Candidate RSPO Umbrella Target presented to Celgene pursuant to Section 2.2.3(c) or Section 2.2.4(c), that Celgene did not elect to designate as a [***] Designated Target or RSPO Designated Target, as applicable, within the applicable time periods set forth in Section 2.2.3(c)(ii) or 2.2.4(c)(ii), but that Celgene later elected to designate as a [***] Designated Target or RSPO Designated Target, as applicable, during the applicable Pathway Designation Term, provided that if [***], then upon exercise of such Option for such Target, if [***], then within [***] after Celgene so exercises its Option for such Target, Celgene shall [***] with respect to such Target and Program.

5.2.2 Academic Collaborations. Notwithstanding the provisions of Section 5.1, [***] shall be permitted to perform any of the activities that would otherwise be prohibited under Section 5.1.1, 5.1.2, 5.1.3, 5.1.4(a), 5.1.4(b), and 5.1.5 in relation to DLL4, VEGF, or any [***] Umbrella Target, RSPO Umbrella Target, a [***] Designated Target or a RSPO Designated Target, if such activities are (a) the subject of an existing agreement between [***] and an academic institution or academic collaborator entered into prior to the Effective Date, provided that [***] shall not be permitted to extend the term or amend any such agreement unless such extension or amendment complies with the terms of the Form Academic Collaboration Agreement (as defined below) with respect to [***], or (b) the subject of a new agreement entered into between [***] and an academic institution or academic collaborator in substantially the form attached hereto as Exhibit J (the “Form Academic Collaboration Agreement”); provided that [***].

5.2.3 Termination of Agreements. On a Program-by-Program basis, the covenants and restrictions set forth in Section 5.1 shall cease to apply, and [***] shall be permitted to perform, without restriction, any of the activities for such Program set forth in Section 5.1, itself or with any Third Party:

(a) upon the expiration of the Option Term for any Program without Celgene exercising the Option for such Program (provided, that, notwithstanding Section 5.2.3(a), (i) Section 5.1.3 shall continue to apply and (ii) if a [***] Option Term or RSPO Option Term expires but the applicable Pathway Designation Term has not yet expired, Section 5.1.4(a) shall apply to the applicable [***] Designated Target or Section 5.1.5(a) shall apply to the applicable RSPO Designated Target, respectively);

(b) if Celgene has exercised the Option for a Program, upon the termination or expiration of all applicable Development & Commercialization Agreements for such Program (provided, that, notwithstanding Section 5.2.3(b), Section 10.10.2 of a Co-Development and Co-Commercialization Agreement or Section 10.9.2 of a License Agreement, as applicable, shall continue to apply to such Program), unless [***] after such termination or expiration, in which case the applicable covenants and restrictions set forth in Section 5.1 shall cease to apply on the date [***];

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) with respect to the [***]SM Program, upon the earlier of (i) the expiration of the [***]SM Option Term without Celgene exercising the [***]SM Option (provided, that, notwithstanding Section 5.2.3(c)(i), Sections [***] shall continue to apply), and (ii) if the Parties have entered into the [***]SM Agreement, upon the termination or expiration of the [***]SM Agreement (provided, that, notwithstanding Section 5.2.3(c)(ii), Section 10.8.2 of the [***]SM Agreement shall continue to apply), unless, on a [***]SM Selected Target-by-[***]SM Selected Target basis, [***] after such termination or expiration, in which case the applicable covenants and restrictions set forth in Section 5.1 with respect to such [***]SM Selected Target shall cease to apply on the date [***]; and

(d) for clarity, the foregoing subsection (a) shall not apply to the expiration of the [***] Pathway Designation Term for the [***] Umbrella Program, or the expiration of the RSPO Pathway Designation Term for the RSPO Umbrella Program, which shall be subject to Section 5.2.1, until the expiration of the applicable Pathway Designation Term.

5.3 [***] Exclusivity.

5.3.1 Exclusivity.

(a) DEM; BSP. Commencing upon the Effective Date and for so long as [***], [***] and its Affiliates shall not, except [***] or as otherwise expressly permitted in Section 5.3.2 or 5.4 of this Agreement: (i) [***], (ii) [***], or (iii) except as expressly permitted under Section 12.4 or Section 11.4 of any then-applicable Development & Commercialization Agreement, as applicable, [***].

(b) [***] Umbrella Program; RSPO Umbrella Program. Commencing upon the Effective Date until the [***] anniversary thereof, with respect to the [***] Pathway and the RSPO Pathway, [***] and its Affiliates shall not, except [***] or as otherwise expressly permitted in Section 5.3.2 or 5.4 of this Agreement, [***]. Solely in the event, prior to the [***] anniversary of the Effective Date, there are [***], then this Section 5.3.1(b) shall continue to apply for [***] (and for clarity, [***]).

(c) [***] Designated Target; RSPO Designated Target. Solely in the event Celgene exercises its Option with respect to a [***] Designated Target or a RSPO Designated Target, commencing on the applicable License Agreement Effective Date or Co-Co Agreement Effective Date and for so long as [***], [***] and its Affiliates shall not, except [***] or as otherwise expressly permitted in Section 5.3.2 or 5.4 of this Agreement, [***].

5.3.2 [***] Exception.

(a) Small Molecule Compounds. Notwithstanding anything to the contrary in this Agreement or any Development & Commercialization Agreement, solely in the event Celgene exercises the [***]SM Option, except as expressly set forth in the [***]SM Agreement, [***] and its Affiliates shall not be restricted in any way with respect to [***]. For clarity, (i) [***], provided that [***] upon the later of (A) [***], or (B) [***], and (ii) [***].

(b) [***]. In the event of [***], the provisions of Section 5.3.1 shall no longer apply as of [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.4 Exceptions for [***].

5.4.1 Business Combination. Notwithstanding the provisions of Section 5.1 and 5.3.1, on a Program-by-Program basis, if (a) a Business Combination occurs with respect to [***] with a Third Party and the Third Party already is conducting or is planning to conduct activities that would cause [***] to violate Section 5.1 (as to [***]) or Section 5.3 (as to [***]) or (b) with respect to [***], any [***] engages in activities that would cause [***] to violate Section 5.3, it being recognized that [***] and its Affiliates (in no event to include [***]) shall not themselves engage in such activities (in each of (a) and (b), a “Business Program”), then such Third Party will be permitted to [***] (after such Business Combination, in the case of 5.4.1(a)) and such [***] will not constitute a violation of Section 5.1 or Section 5.3.1, as applicable; provided, that (i) [***], (ii) [***], (iii) [***], and (iv) [***], including by [***] (except that this requirement shall not apply to [***]).

5.4.2 Other Programs; Subcontractors. For clarity, on a Program-by-Program basis and with respect to the [***]SM Program, as applicable, the restrictions set forth in Sections 5.1 and 5.3 shall not be deemed to prevent [***] from (a) fulfilling its obligations under this Agreement, or any Development & Commercialization Agreement with respect to such Program or any other Program or the [***]SM Agreement and (b) engaging any subcontractors in accordance with Section 2.4 of this Agreement.

ARTICLE 6.

FINANCIAL TERMS

6.1 Upfront Payment. In consideration for the rights granted to Celgene under this Agreement, within [***] after the Effective Date, for a total upfront payment of One Hundred Fifty-Five Million U.S. Dollars ($155,000,000.00):

(a) [***] shall pay to OncoMed an amount equal to [[***]]; and

(b) [***] shall pay to OncoMed an amount equal to [[***]].

6.2 Equity Purchase Agreement. Celgene Corp. will purchase common stock of OncoMed on the terms and pursuant to the conditions of the Equity Purchase Agreement.

6.3 Research Expenses. As between the Parties, except as expressly set forth herein and subject to Section 6.4, OncoMed shall be solely responsible for any and all costs and expenses it incurs in connection with the conduct of the Collaboration under this Agreement prior to Celgene’s exercise of an Option, on a Program-by-Program basis; provided, that, subject to Section 4.2.3(b), each Party shall be responsible for any costs and expenses it incurs with respect to the conduct of any activities allocated to it under each of the IDPs.

6.4 Clinical Supply for DEM Program. If OncoMed submits an order for clinical supplies of Demcizumab [[***]], prior to Celgene’s exercise of its Option with respect to the DEM Program, and Celgene subsequently exercises its Option with respect to the DEM Program as provided in Section 3.1.2, then Celgene shall reimburse OncoMed for [***] OncoMed’s

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] costs of obtaining [***]; provided that if OncoMed exercises its right to opt-out of its co-Development and co-Commercialization rights with respect to the DEM Program pursuant to Sections 3.1.1(a) and 3.1.4 of this Agreement, then Celgene shall reimburse OncoMed for [***] OncoMed’s [***] costs of [***]. Celgene shall pay such amount to OncoMed within [***] following Celgene’s receipt of an invoice therefor following Celgene’s exercise of such Option. For clarity, in the event (a) Celgene does not exercise its Option with respect to the DEM Program, then [***] and (b) OncoMed opts-out of its co-Development and co-Commercialization rights with respect to the DEM Program pursuant to Section 3.1 of a Co-Development and Co-Commercialization Agreement, then [***] such costs.

6.5 Pathway Designation.

6.5.1 Extension Payment. With respect to each of the [***] Umbrella Program and the RSPO Umbrella Program, Celgene may, in its sole discretion, extend the Pathway Designation Term for such Program from the fourth (4th) anniversary of the Effective Date to the sixth (6th) anniversary of the Effective Date by providing written notice to OncoMed at least [***] prior to the fourth (4th) anniversary of the Effective Date and Celgene shall, within [***] after issuance of such notice, pay to OncoMed an extension payment in an amount equal to [***]. For the avoidance of doubt, (a) such extension shall not affect any existing Pathway Designated Program (e.g., extension of the [***] Umbrella Program shall not affect the applicable [***] Option Term for any [***] Designated Program) and (b) Celgene may extend the Pathway Designation Term for either the [***] Umbrella Program or the RSPO Umbrella Program or none or both (and for clarity, if both, then payment(s) shall total [***]).

6.5.2 Designation Payment. Upon designation of a [***] Designated Program or a RSPO Designated Program, Celgene shall, within [***] after issuance of the applicable [***] Designation Notice or RSPO Designation Notice, pay to OncoMed a designation payment in an amount equal to [***]. For the avoidance of doubt, (a) as Celgene may designate up to a total of four (4) Programs that include any combination of [***] Designated Programs or RSPO Designated Programs, in no event shall Celgene pay more than a total of [***] pursuant to this Section 6.5.2 and (b) in the event of [***], no payment, including any designation payment, will be required with respect to [***].

6.6 Milestones.

6.6.1 [***] Milestone for DEM Program. Solely with respect to the DEM Program, Celgene shall, after achievement by OncoMed of the [***] Criteria (and verification by Celgene thereof, if and to the extent permissible, without [***], and in any event within [***]), pay to OncoMed a milestone payment in an amount equal to [***] in accordance with Section 6.6.3. For clarity, solely for purposes of determining whether the milestone under this Section 6.6.1 is payable by Celgene to OncoMed, [***].

6.6.2 All Other Milestones. For the avoidance of doubt, the only milestone payment due under this Agreement shall be the [***] milestone event for the DEM Program, as set forth in Section 6.6.1. All other milestone payments shall be made pursuant to the applicable Development & Commercialization Agreement or the [***]SM Agreement, on the terms and conditions set forth therein.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.6.3 Milestone Payment Terms. Upon achievement by OncoMed of the [***] Criteria (and verification by Celgene thereof, if and to the extent permissible, without [***], and in any event within [***]), Celgene shall pay OncoMed the milestone payment within [***] after issuance by OncoMed of an invoice for such milestone payment. For clarity, Celgene only shall be obligated to make a milestone payment corresponding to the event in Section 6.6.1 [***].

6.7 Reversion of Rights in DEM Program. If the [***] Criteria are not achieved with respect to the DEM Program, then, within [***] following Celgene’s receipt of notification from OncoMed of such failure, the Parties shall [***]. If the [***] Criteria are not achieved pursuant to [***], then, within [***] following Celgene’s receipt of notification from OncoMed of such failure, the Parties shall [***]. If the [***] Criteria are once again not achieved pursuant to [***], then no earlier than the [***] shall Celgene be deemed to have terminated the DEM Program pursuant to Section 11.3, and all rights granted by OncoMed to Celgene with respect to the DEM Program shall revert to OncoMed in accordance with Section 11.6.1; provided, that Section [***] shall continue to apply as set forth therein. For clarity, in the event the [***] Criteria are achieved (and Celgene so verifies) pursuant to [***] pursuant to this Section 6.7, then Celgene shall pay the milestone set forth in Section 6.6.1 in accordance therewith.

6.8 Budget Reduction Under a Co-Development and Co-Commercialization Agreement.

6.8.1 During the term of each Co-Development and Co-Commercialization Agreement: (i) OncoMed shall participate in the development of the Worldwide Development Budget and the U.S. Commercialization Budget for the immediately-following Calendar Year (the “Subsequent Calendar Year”) in accordance with the terms of the Co-Development and Co-Commercialization Agreement (the Worldwide Development Budget for each such year, the “Annual WWD Budget” and the U.S. Commercialization Budget for each such year, the “Annual USC Budget” for such year, and together, such budgets for each such Calendar Year, the “Annual Co-Co Budgets”); and (ii) in connection with the development of the Annual Co-Co Budgets, OncoMed may choose to request, [***], and subject to this Section 6.8, that [***] of the aggregate amount of all Annual Co-Co Budgets for each applicable Subsequent Calendar Year not be included in such Annual Co-Co Budgets (each, a “Budget Reduction Request”). OncoMed may elect to make such a request with respect to [***]. Any such [***] must be made by OncoMed within [***] after presentation to OncoMed of the applicable Annual Co-Co Budget.

6.8.2 In the event that OncoMed makes a Budget Reduction Request, [***], may [***]. In the event [***]. In the event [***].

6.8.3 The [***] with respect to [***], and the [***] with respect to [***]. Under no circumstances may [***]. If [***] under any Co-Development and Co-Commercialization Agreement.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.8.4 [***] shall be entitled to [***], as provided in Exhibit K, and [***] shall be entitled to [***], as provided in Exhibit K.

6.9 Additional Payment Terms.

6.9.1 Accounting. All payments hereunder shall be made in the United States in U.S. Dollars by wire transfer to a bank in the U.S. designated in writing by OncoMed.

6.9.2 Late Payments. Any payments or portions thereof due hereunder that are not paid on the date such payments are due under this Agreement shall bear interest at an annual rate equal to the lesser of: (a) [***]], or any successor thereto, at 12:01 a.m. on the first day of each Calendar Quarter in which such payments are overdue or (b) the maximum rate permitted by applicable Law; in each case calculated on the number of days such payment is delinquent, compounded monthly.

6.9.3 Tax Withholding.

(a) Tax Withholding. Each Party shall be entitled to deduct and withhold from any amounts payable under this Agreement such taxes as are required to be deducted or withheld therefrom under any provision of applicable Law. The Party that is required to make such withholding will: (i) deduct those taxes from such payment, (ii) timely remit the taxes to the proper taxing authority, and (iii) send evidence of the obligation together with proof of tax payment to the other Party on a timely basis following that tax payment; provided, however, that before making any such deduction or withholding, the withholding Party shall give the other Party notice of the intention to make such deduction or withholding (such notice, which shall include the authority, basis and method of calculation for the proposed deduction or withholding, shall be given at least a reasonable period of time before such deduction or withholding is required, in order for such other Party to obtain reduction of or relief from such deduction or withholding). Each Party agrees to cooperate with the other Party in claiming refunds or exemptions from such deductions or withholdings under any relevant agreement or treaty which is in effect to ensure that any amounts required to be withheld pursuant to this Section 6.9.3(a) are reduced in amount to the fullest extent permitted by applicable Laws. In addition, the Parties shall cooperate in accordance with applicable Laws to minimize [[***]] in connection with this Agreement.

(b) Tax [***]. Notwithstanding the foregoing, if either Party (or its assignee pursuant to Section 12.4) takes any action (including an assignment pursuant to Section 12.4) and if as a result of such action, such Party (or its assignee pursuant to Section 12.4) is required by applicable Law to [***], or if such action results in [***], and such [***], then any such amount payable shall [***] so that, after making all required [***], as the case may be, the other Party (or its assignee pursuant to Section 12.4) [***]; provided, however, that the [***] to the extent that such [***] but for (A) [***] or (B) [***]. For purposes of this Section 6.9.3(b), “action” shall be deemed to include [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) Tax Documentation. Each Party has provided a properly completed and duly executed IRS Form W-9 to the other Party. Each Party and any other recipient of payments under this Agreement shall provide to the other Party, at the time or times reasonably requested by such other Party or as required by applicable Law, such properly completed and duly executed documentation (for example, IRS Forms W-8 or W-9) as will permit payments made under this Agreement to be made without, or at a reduced rate of, withholding for taxes.

ARTICLE 7.

INTELLECTUAL PROPERTY

7.1 Licenses.

7.1.1 Research Licenses (Pre-Option Exercise).

(a) Celgene License. On a Program-by-Program basis, commencing on the Effective Date until expiration of the applicable Option Term or Pathway Designation Term, subject to the terms and on the conditions set forth in this Agreement, OncoMed hereby grants to Celgene a non-exclusive, worldwide, royalty-free right and license, with the right to grant sublicenses (subject to Section 7.1.2), under the OncoMed IP (including any Collaboration IP solely owned by OncoMed therein), and OncoMed’s interest in the Joint Collaboration IP, solely to permit Celgene to conduct its activities or perform its responsibilities with respect to each Program, as contemplated under the applicable IDP or Research Plan as part of the Collaboration and otherwise in accordance with the terms of this Agreement.

(b) OncoMed License. On a Program-by-Program basis, until expiration of the applicable Option Term or Pathway Designation Term, subject to the terms and on the conditions set forth in this Agreement, Celgene hereby grants to OncoMed a non-exclusive, worldwide, royalty-free right and license, with the right to grant sublicenses (subject to Section 7.1.2), under (i) the Patents and/or Know-How included in the applicable Celgene Background IP, from and after the date of execution of the applicable Celgene Background IP Transfer Agreement, and (ii) Collaboration IP solely owned by Celgene and Celgene’s interest in the Joint Collaboration IP and Celgene Owned Inventions, solely to permit OncoMed to conduct its activities or perform its responsibilities with respect to each Program, as contemplated under the applicable IDP or Research Plan as part of the Collaboration and otherwise in accordance with the terms of this Agreement (provided that with respect to [***], such license shall solely include the right for OncoMed to use [***], respectively, for such purposes).

(c) Additional Licenses. Each Development & Commercialization Agreement and the [***]SM Agreement will specify additional licenses granted by each Party to the other Party for the research, Development, Manufacture and/or Commercialization of Protein Therapeutics or, if applicable, Small Molecule Compounds, Specifically Directed to Targets for the Programs that are subject to such agreements.

7.1.2 Sublicenses. Celgene shall have the right to grant sublicenses under the rights granted to it under Section 7.1.1(a), 7.1.6 or 7.1.7, without the prior consent of OncoMed, to any (a) Affiliate of Celgene and (b) Third Party subcontractor engaged by Celgene in accordance with Section 2.4. OncoMed shall have the right to grant sublicenses under the rights

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

granted to it under Section 7.1.1(b), without the prior consent of Celgene, to any (x) Affiliate of OncoMed and (y) Third Party subcontractor engaged by OncoMed in accordance with Section 2.4. Each sublicense granted by either Party under this Section 7.1.2 shall be subject to and consistent with the terms and conditions of this Agreement.

7.1.3 Rights Retained by the Parties. For purposes of clarity, each Party retains all rights under Know-How and Patents Controlled by such Party not expressly granted to the other Party pursuant to this Agreement

7.1.4 No Implied Licenses. Except as explicitly set forth in this Agreement, neither Party shall be deemed by estoppel or implication to have granted the other Party any license or other right to any intellectual property of such Party.

7.1.5 Section 365(n) of the Bankruptcy Code. All licenses granted under this Agreement are deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined in Section 101 of such Code. Each Party, as licensee, may fully exercise all of its rights and elections under the Bankruptcy Code. The Parties further agree that, if a Party elects to retain its rights as a licensee under any Bankruptcy Code, such Party shall be entitled to complete access to any technology licensed to it hereunder and all embodiments of such technology. Such embodiments of the technology shall be delivered to the licensee Party not later than: (a) the commencement of bankruptcy proceedings against the licensor, upon written request, unless the licensor elects to perform its obligations under the Agreement, or (b) if not delivered under Section 7.1.5(a), upon the rejection of this Agreement by or on behalf of the licensor, upon written request. Any agreements supplemental hereto will be deemed to be “agreements supplementary to” this Agreement for purposes of Section 365(n) of the Bankruptcy Code. As used herein, “Bankruptcy Code” means the U.S. Bankruptcy Code and any foreign equivalent thereto in any country having jurisdiction over a Party or its assets.

7.1.6 Celgene Products. The Parties acknowledge [***]. OncoMed hereby grants, and shall cause its Affiliates to grant, to Celgene a non-exclusive, worldwide, royalty-free and fully paid-up right and license, with the right to grant and authorize sublicenses (without OncoMed’s consent), to make, have made, use, sell, offer for sale and import [***], under OncoMed’s interest in any Patents and Know-How Controlled by OncoMed and arising out of any activities conducted by either Party or its Affiliates under this Agreement, any Development & Commercialization Agreement and the [***]SM Agreement, if any.

7.1.7 OncoMed Platform Technology Back-up License. On a Program-by-Program basis, commencing upon the Effective Date and until expiration and termination of the Option Term and the Pathway Designation Term, as applicable, OncoMed hereby grants, and shall cause its Affiliates to grant, to Celgene a non-exclusive, worldwide, royalty-free and fully paid-up right and license, with the right to grant and authorize sublicenses (subject to Section 7.1.2), under the OncoMed Platform Technology solely to the extent necessary (if at all) to permit Celgene to conduct its activities with respect to each Program, as contemplated under the applicable IDP or Research Plan as part of the Collaboration and otherwise in accordance with the terms of this Agreement.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.1.8 [***]. OncoMed hereby grants, and shall cause its Affiliates to grant, to Celgene a non-exclusive, worldwide, royalty-free and fully paid-up right and license, with the right to grant and authorize sublicenses (without OncoMed’s consent), under any Patents or Know-How Controlled by OncoMed that (a) cover or claim [***], and (b) are designed, discovered, generated, invented or conceived solely or jointly by Celgene or any of its Affiliates, employees, consultants, sublicensees (and in the case of Celgene, Sublicensees), agents or independent contractors, to make, have made, use, sell, offer for sale or import the subject matter of such Patents or Know-How for any business purpose of Celgene, except, on a Target-by-Target basis, [***], subject to Sections 7.1.1(a), 7.1.6 and 7.1.7. It is understood and agreed that the grant under this Section 7.1.8 shall not in any way derogate or reduce Celgene’s obligations to pay to OncoMed any royalties otherwise due under this Agreement or any Development & Commercialization Agreement.

7.1.9 Co-Invented Celgene Owned Inventions. Celgene hereby grants, and shall cause its Affiliates to grant, to OncoMed a non-exclusive, worldwide, royalty-free and fully paid-up right and license, with the right to grant and authorize sublicenses (without Celgene’s consent), under [***], (ii) [***], (iii) [***], and (iv) [***], and (b) are designed, discovered, generated, invented or conceived solely or jointly by OncoMed or any of its Affiliates, employees, consultants, sublicensees, agents or independent contractors, to make, have made, use, sell, offer for sale or import the subject matter of such Patents or Know-How to develop, make, have made, use, sell, offer for sale or import Protein Therapeutics and related Diagnostic Products. For clarity, [***] shall still apply.

7.1.10 No License to Excluded Targets. Notwithstanding anything to the contrary herein, Celgene is not licensed or granted any rights by OncoMed under this Agreement to conduct any activities with respect to Excluded Targets or with respect to any Protein Therapeutics, Small Molecule Compounds or any other compounds to the extent directed thereto.

7.2 Ownership.

7.2.1 Inventions. Inventorship of Inventions shall be determined by application of U.S patent law pertaining to inventorship.

7.2.2 Background IP. As between the Parties, Celgene will retain all right, title and interest in and to the Celgene Background IP, and each Party will retain all right, title and interest in and to (a) all Patents and Know-How Controlled by such Party (i) as of the Effective Date, and (ii) during the Term that do not cover or claim Inventions and are not Know-How arising in the course of the conduct of activities conducted pursuant to this Agreement, except, in each case, to the extent that any such rights are expressly licensed by one Party to the other Party under this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.2.3 General.

(a) Except as otherwise provided in Sections 7.2.3(b), 7.2.4 and 7.2.5, each Party shall solely own all Inventions and intellectual property rights therein that are Collaboration IP designed, discovered, generated, invented or conceived solely by or on behalf of such Party, and both Parties shall jointly own all Inventions and intellectual property rights therein that are Joint Collaboration IP, such that each Party has an undivided one-half (1/2) interest in such Joint Collaboration IP, and subject to any licenses granted by one Party to the other under this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement, with no duty of accounting to the other Party and no requirement to obtain consent from the other Party in connection with any licenses granted by either Party to Third Parties with respect to such Joint Collaboration IP or the enforcement of such Joint Collaboration IP. To the extent necessary in any jurisdiction to effect the foregoing, each Party hereby grants to the other Party a nonexclusive, royalty-free, fully-paid, worldwide license, with the right to grant sublicenses, to practice such Joint Collaboration IP for any and all purposes, subject to any licenses granted by one Party to the other under this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement.

(b) For clarity, any Inventions, and all intellectual property rights therein, [***], that (i) [***], shall belong solely to Celgene as set forth in Section 7.2.4, (ii) [***], shall be jointly owned by the Parties as Joint Collaboration IP (and therefore subject to 7.2.3(a)), and (iii) do not fall within subsections (i) or (ii), shall be subject to Section 7.2.3(a), 7.2.4 or 7.2.5, as applicable.

7.2.4 Celgene Owned Inventions. Notwithstanding Section 7.2.3(a), Celgene shall solely own all Inventions, and all intellectual property rights therein, [***], that:

(a) [***];

(b) [***];

(c) [***]; or

(d) arise at any time during the Collaboration, and are [***];

(the Inventions in the foregoing subsections (a), (b), (c) and (d), the “Celgene Owned Inventions”). OncoMed shall and hereby does assign, and shall cause its Affiliates to assign, to Celgene all of its and their right, title and interest in and to any Celgene Owned Inventions designed, discovered, generated, invented or conceived by or on behalf of OncoMed or its Affiliates, in whole or in part, either solely or jointly with Celgene or its Affiliates, pursuant to the conduct of activities under the Collaboration.

7.2.5 OncoMed Owned Inventions. Notwithstanding Section 7.2.3(a), OncoMed shall solely own all Inventions, and all intellectual property rights therein, [***], that (a) [***], or (b) [***] (the Inventions in the foregoing subsections (a) and (b), the “OncoMed Owned Inventions”). Celgene shall and hereby does assign, and shall cause its Affiliates to assign, to OncoMed all of its and their right, title and interest in and to any OncoMed Owned Inventions designed, discovered, generated, invented or conceived by or on behalf of Celgene or its Affiliates, in whole or in part, either solely or jointly with OncoMed or its Affiliates, pursuant to the conduct of activities under the Collaboration.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.2.6 Cooperation. Each Party shall promptly disclose to the other Party in writing, and shall cause its Affiliates, licensees and sublicensees (and in the case of Celgene, Sublicensees) to so disclose, the design, discovery, generation, invention or conception of any Invention which, in accordance with this Section 7.2, is owned solely by the other Party. Each Party shall cause its Affiliates, employees, consultants, sublicensees (and in the case of Celgene, Sublicensees), agents, or independent contractors to so assign to such Party, such person’s or entity’s right, title and interest in and to any such Inventions, and intellectual property rights therein, as is necessary to enable such Party to fully effect the ownership of such Inventions, and intellectual property rights therein, as provided for in Sections 7.2.3(b), 7.2.4 and 7.2.5. Each Party shall also include provisions in its relevant agreements with Third Parties performing activities on its behalf pursuant to this Agreement, any Development & Commercialization Agreement and the [***]SM Agreement, that effect the intent of this Section 7.2. Each Party agrees to provide reasonable cooperation to the other Party, and shall cause its Affiliates, employees, consultants, sublicensees (and in the case of Celgene, Sublicensees), agents, or independent contractors to, cooperate with the other Party and take all reasonable additional actions and execute such agreements, instruments and documents as may be reasonably required to perfect such other Party’s right, title and interest in and to Inventions, and intellectual property rights therein, as set forth in this Section 7.2, including by executing and delivering all documents reasonably required to evidence or record any assignment pursuant to this Agreement, any Development & Commercialization Agreement and the [***]SM Agreement.

7.2.7 Allocation. Notwithstanding Sections 7.2.1 through 7.2.5, inclusive, the Patent Committee may discuss whether to allocate ownership of a particular Invention and intellectual property rights therein in a manner different from that set forth in this Section 7.2 if the Patent Committee reasonably believes that such re-allocation would improve the prospects of obtaining patent protection with respect to such item of intellectual property. Any such proposal by the Patent Committee shall not be effective unless and until the Parties mutually agree in writing to such allocation.

7.3 Prosecution and Maintenance of Patents.

7.3.1 Party’s Patents.

(a) Generally.

(i) By OncoMed. Subject to Section 7.3.1(a)(ii) and 7.3.1(b), as between the Parties, OncoMed shall have the first right (but not the obligation) to Prosecute and Maintain the OncoMed Patents, and all Patents included in the OncoMed Platform Technology. OncoMed shall keep Celgene informed as to material developments with respect to the Prosecution and Maintenance of such Patents ([***]) including by providing copies of all substantive office actions or any other substantive documents that OncoMed receives from any patent office, including notice of all interferences, reissues, re-examinations, oppositions or requests for patent term extensions. OncoMed shall also provide Celgene with a reasonable opportunity to comment substantively on the Prosecution and Maintenance of such Patents [***]) prior to taking material actions (including the filing of initial applications), and will in good faith consider any comments made by and actions recommended by Celgene, provided however that Celgene does so promptly and consistent with any applicable filing deadlines.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(ii) By Celgene. Subject to Sections 7.3.1(a)(i) and 7.3.1(b), solely with respect to a Program that is subject to a License Agreement or a [***]SM Program subject to the [***]SM Agreement, as between the Parties, Celgene shall have the first right (but not the obligation) to Prosecute and Maintain [***] (the “Transitioned Patents”), subject to the following terms and conditions: (A) Celgene would assume control of Prosecution and Maintenance of the applicable Transitioned Patents [***] for any applicable Licensed Product or [***]SM Product; (B) Celgene would appoint an independent Third Party patent counsel reasonably acceptable to both Parties to conduct such Prosecution and Maintenance of such Transitioned Patents on behalf of Celgene; and (C) Celgene and such patent counsel would keep OncoMed informed as to material developments with respect to the Prosecution and Maintenance of such Transitioned Patents, including by providing copies of all substantive office actions or any other substantive documents that such patent counsel receives from any patent office, including notice of all interferences, reissues, re-examinations, oppositions or requests for patent term extensions, and will provide OncoMed with a reasonable opportunity to comment substantively on the Prosecution and Maintenance of such Transitioned Patents prior to taking material actions (including the filing of initial applications), and will in good faith consider any comments made by and actions recommended by OncoMed, provided however that OncoMed does so promptly and consistent with any applicable filing deadlines and provided further, that [***].

(b) Back-Up Right. If the Party responsible for Prosecution and Maintenance of [***] for which it is responsible for Prosecution and Maintenance pursuant to Section 7.3.1(a) in any country in the Territory decides not to file such Patent or intends to allows such Patent to lapse or become abandoned without having first filed a substitute, it shall notify and consult with the other Party of such decision or intention at least [***] prior to the date upon which the subject matter of such Patent shall become unpatentable or such Patent shall lapse or become abandoned, and such other Party shall thereupon have the right (but not the obligation) to assume the Prosecution and Maintenance thereof at such other Party’s expense with counsel of its choice.

(c) Filing and Prosecution of New Patents. For any Patent that is first filed after the Effective Date that claims [***] for which OncoMed is responsible for Prosecution and Maintenance pursuant to Section 7.3.1(a) (each, an “OncoMed New Prosecution Patent”), OncoMed shall file such OncoMed New Prosecution Patents in every country listed in Schedule 7.3.1(c) (the “Core Countries”). If Celgene wishes to Prosecute and Maintain such Patent in countries other than the Core Countries, it may so notify OncoMed in writing. Following OncoMed’s receipt of such notice, OncoMed shall pursue the Prosecution and Maintenance of such Patent in the countries designated in such Celgene notice, and Celgene shall reimburse to OncoMed all expenses incurred by OncoMed in connection with the Prosecution and Maintenance of such Patent in such non-Core Countries.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(d) Celgene Patents. As between the Parties, Celgene shall have the sole right (but not the obligation) to Prosecute and Maintain Patents that cover or claim the Celgene Owned Inventions (the “Celgene Patents”), Celgene Background Patents and Collaboration Patents solely owned by Celgene, at its cost. Celgene shall keep OncoMed informed as to material developments with respect to the Prosecution and Maintenance of Patents claiming or covering Celgene Owned Inventions, [***], by providing copies of all substantive office actions or any other substantive documents that Celgene receives from any patent office, including notice of all interferences, reissues, re-examinations, oppositions or requests for patent term extensions. Celgene shall also provide OncoMed with a reasonable opportunity to substantively comment on the Prosecution and Maintenance of such Patents only prior to taking material actions (including the filing of initial applications), and will in good faith consider any comments by and actions recommended by OncoMed; provided however that OncoMed does so promptly and consistent with any applicable filing deadlines. If Celgene decides not to file any Collaboration Patent for which it is responsible for Prosecution and Maintenance pursuant to Section 7.3.2(a), [***], or intends to allow any such Patent to lapse or become abandoned in any country in the Territory without having first filed a substitute, it shall notify and consult with OncoMed of such decision or intention at least [***] prior to the date upon which the subject matter of such Patent shall become unpatentable or such Patent shall lapse or become abandoned, and [***], OncoMed shall thereupon have the right (but not the obligation) to assume the Prosecution and Maintenance thereof at OncoMed’s expense with counsel of its choice.

7.3.2 Joint Collaboration Patents.

(a) Generally. As between the Parties, OncoMed shall have the first right (but not the obligation) to Prosecute and Maintain the Joint Collaboration Patents arising in a Program or the [***]SM Program prior to Celgene’s exercise of the Option for such Program or the [***]SM Option, and Celgene shall have the first right (but not the obligation) to Prosecute and Maintain the Joint Collaboration Patents arising in a Program or the [***]SM Program after Celgene’s exercise of the Option for such Program or the [***]SM Option.

(b) Back-Up Right. If the Party responsible for Prosecution and Maintenance of a Joint Collaboration Patent pursuant to Section 7.3.2(a) in any country in the Territory decides not to file such Joint Collaboration Patent or intends to allow such Joint Collaboration Patent to lapse or become abandoned without having first filed a substitute, it shall notify and consult with the other Party of such decision or intention at least [***] prior to the date upon which the subject matter of such Joint Collaboration Patent shall become unpatentable or such Joint Collaboration Patent shall lapse or become abandoned, and such other Party shall thereupon have the right (but not the obligation) to assume the Prosecution and Maintenance thereof at such other Party’s expense with counsel of its choice.

7.3.3 Prosecution and Maintenance of Third Party Patents. Notwithstanding Section 7.3.1, Celgene acknowledges that the University of Michigan has the first right to prosecute and maintain the Patents licensed to OncoMed pursuant to the Michigan Agreement (the “Michigan Patents”). If the University of Michigan decides to refrain from or to cease prosecuting or maintaining the Michigan Patents, then under the Michigan Agreement, OncoMed has the right to continue such prosecution or maintenance. If OncoMed continues such activities, then OncoMed shall proceed as provided in this Section 7.3 with respect to the Michigan Patents, [***]; provided that Celgene agrees and acknowledges that OncoMed is obligated to provide to the University of Michigan any and all draft filings and applications for the Michigan Patents, as

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

well as responses to patent authorities in connection therewith, before filing such items, for review and comment by the University of Michigan. Additionally, Celgene acknowledges that, notwithstanding anything to the contrary in this Agreement, (a) MorphoSys has the first right, pursuant to Section 9.1 and 9.2 of the MorphoSys Agreement, to prosecute, maintain or enforce certain OncoMed Patents covering Research Inventions (as such term is defined in the MorphoSys Agreement) if OncoMed elects not to do so, and (b) OncoMed has no rights to prosecute or maintain the Patents licensed to OncoMed pursuant to the MorphoSys Agreement. Celgene agrees and acknowledges that, pursuant to Section 3.1 of the Lonza Research Agreement, [***] (as such term is defined in the Lonza Research Agreement).

7.3.4 Cooperation in Prosecution and Maintenance.

(a) Further Assurances. Each Party agrees to make its employees, agents and consultants reasonably available to the other Party (or to the other Party’s authorized attorneys, agents or representatives), to the extent reasonably necessary to enable the Party responsible for the Prosecution and Maintenance of a Patent in accordance with this Section 7.3 to undertake such Prosecution and Maintenance, and shall assist in any license registration processes with applicable Governmental Authorities that may be available for the protection of a Party’s interests in this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement. In the event of any termination of a Party’s license rights under this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement, the Party with a license registration related to such terminated license rights shall promptly cooperate with any request by the other Party to terminate any such registration relating to the terminated license rights.

(b) Assistance. The Parties shall cooperate with one another, through the Patent Committee and their respective Patent Liaisons, to file and prosecute the OncoMed Patents, Joint Collaboration Patents, Collaboration Patents owned solely by Celgene and Celgene Patents for which either Party is responsible for Prosecution and Maintenance pursuant to this Section 7.3, including in the furtherance of the Patent Strategy, with respect to Biologic Technology or Protein Therapeutics. At either Party’s request, the Parties shall cooperate with one another to file and prosecute continuing or divisional Patent applications with respect to OncoMed Patents, Joint Collaboration Patents, Collaboration Patents owned solely by Celgene and Celgene Patents, in each case that are primarily applicable to a Target, or any Protein Therapeutic or Small Molecule Compound Specifically Directed to a Target, or any product containing such a Protein Therapeutic or Small Molecule Compound, if practicable and if necessary or desirable to divide subject matter primarily relating to the development, manufacture or commercialization of one or more Targets, or one or more such Protein Therapeutics, Small Molecule Compounds, or products from other Target(s), Protein Therapeutics, Small Molecule Compounds or products, and/or from other subject matter.

7.3.5 Costs of Prosecution and Maintenance. Each Party shall be responsible for all costs and expenses associated with its Prosecution and Maintenance activities under Section 7.3 with respect to Patents for which it is responsible pursuant to Sections 7.3.1 or 7.3.2, as applicable, except that the Parties shall share equally all costs and expenses of Prosecuting and Maintaining Joint Collaboration Patents.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.4 Defense of Claims Brought by Third Parties. If a Party becomes aware of any actual or potential claim that the research, Development, Manufacture or Commercialization of any Target, Protein Therapeutic or Small Molecule Compound being researched, Developed, Manufactured or Commercialized pursuant to this Agreement, a Development & Commercialization Agreement or the [***]SM Agreement, infringes the intellectual property rights of any Third Party, such Party shall promptly notify the other Party. In any such instance, the Parties shall as soon as practicable thereafter meet (which may be through the JSC) to discuss in good faith regarding the best response to such notice. Certain additional rights and obligations of the Parties with respect to any such claim will be set forth in the Development & Commercialization Agreement for such Program or in the [***]SM Agreement (in each case if applicable).

7.5 Enforcement of Patents Prior to Exercise of Option.

7.5.1 Notice. If any Party learns of an infringement or threatened infringement by a Third Party of any Celgene Patent, an OncoMed Patent, a Patent included in the OncoMed Platform Technology, any Collaboration Patent owned solely by Celgene, [***], or any Joint Collaboration Patent by reason of the manufacture, use or sale of a Target, a Protein Therapeutic or Small Molecule Compound Specifically Directed to a Target, or products constituting, incorporating, comprising or containing any such Protein Therapeutic or Small Molecule Compound, or any such Patent is challenged in any action or proceeding relating to any such Target, Protein Therapeutic, Small Molecule Compound or product (other than any oppositions, cancellations, interferences, reissue proceedings or reexaminations, which are addressed above) such Party shall promptly notify the other Party and shall provide such other Party with available evidence of such infringement, and following such notification, the Parties shall confer.

7.5.2 Enforcement of OncoMed Patents. As between the Parties, [***] shall have the sole right, but not the obligation, to institute, prosecute, and control any action or proceeding with respect to any infringement of any OncoMed Patent or Patent included in the OncoMed Platform Technology, by counsel of its own choice, in OncoMed’s own name and under [***] direction and control.

7.5.3 Enforcement of Celgene Patents. As between the Parties, Celgene shall have the sole right, but not the obligation, to institute, prosecute, and control any action or proceeding with respect to any infringement of any Celgene Patent or any Collaboration Patent owned solely by Celgene under this Agreement or Celgene Background Patent, by counsel of its own choice, in Celgene’s own name and under Celgene’s direction and control.

7.5.4 Enforcement of Joint Collaboration Patents. Promptly after notice under Section 7.5.1 with respect to a Joint Collaboration Patent, the Parties shall meet to discuss whether they wish to enforce such Patent. Absent agreement within [***] and notwithstanding anything to the contrary herein, each Party shall have the right to enforce such Patent.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.5.5 Settlement. A settlement or consent judgment or other voluntary final disposition of a suit under this Section 7.5 may be entered into without the consent of the Party not bringing suit; provided, however, that any such settlement, consent judgment or other disposition of any action or proceeding by a Party under this Article 7 shall not, without the consent of the Party not bringing suit, (a) impose any liability or obligation on the Party not bringing suit, (b) include the grant of any license, covenant or other rights to any Third Party that would conflict with or reduce the scope of the subject matter included under the licenses granted to the Party not bringing suit under this Agreement, (c) conflict with or reduce the scope of the subject matter claimed in any Patent owned by the Party not bringing suit, or (d) adversely affect the interest of the Party not bringing suit in any material respect, provided that such consent shall not be unreasonably withheld.

7.5.6 Joinder. In the case of any action or proceeding in accordance with this Section 7.5, at the enforcing Party’s written request, and at such enforcing Party’s expense (subject to Section 7.5.9), the other Party will join any such action or proceeding as a party and will use Commercially Reasonable Efforts to cause any Third Party as necessary to join such action or proceeding as a party if doing so is necessary for the purposes of establishing standing or is otherwise required by applicable Law to pursue such action or proceeding.

7.5.7 Cooperation. In addition to the obligations set forth in Sections 7.5.1 through 7.5.6, each Party will provide to the Party enforcing any such rights under Sections 7.5.2, 7.5.3, or 7.5.4, as applicable, reasonable assistance and cooperation in such enforcement, at such enforcing Party’s request and expense (subject to Section 7.5.9). The enforcing Party will keep the other Party regularly informed of the status and progress of such enforcement efforts. Each Party bringing any such action or proceeding in accordance with this Section 7.5 shall have an obligation to consult with the other Party and will take comments of such other Party into good faith consideration with respect to the infringement, claim construction, or defense of the validity or enforceability of any claim in any Patent that is the subject of such proceeding, provided that the foregoing shall not apply to any such action or proceeding relating to [***].

7.5.8 Enforcement of Third Party Patents. Notwithstanding Sections 7.5.1 and 7.5.2, Celgene acknowledges that Article 11 of the Michigan Agreement governs enforcement of the Michigan Patents. Accordingly, Celgene agrees that the provisions of Sections 11.1 through 11.3 of the Michigan Agreement, and any obligations of OncoMed to any Third Party licensees with respect to the Michigan Patents existing as of the Effective Date, shall be given effect before the provisions of this Section 7.5 apply as to actions involving the Michigan Patents. Furthermore, Celgene acknowledges that OncoMed does not have the right to enforce the Patents licensed to OncoMed pursuant to the MorphoSys Agreement.

7.5.9 Costs and Recoveries. Each Party shall bear all of its own internal costs incurred in connection with its activities under this Section 7.5. If a Party commences an action under this Section 7.5, it shall bear all external costs and expenses for such action. Any damages or other monetary awards recovered in any action, suit or proceeding brought under this Section 7.5 shall be shared as follows:

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(a) the amount of such recovery actually received by the Party controlling such action shall first be applied to costs and expenses incurred by each Party in connection with such action (including, for this purpose, a reasonable allocation of expenses of internal counsel); and

(b) any remaining proceeds shall be [***].

7.5.10 Enforcement after Option Exercise. The Development & Commercialization Agreements and the [***]SM Agreement provide separately for each Party’s rights to enforce Patents claiming or covering Targets, Protein Therapeutics and Small Molecule Compounds, and products containing such Protein Therapeutics and Small Molecule Compounds, that are the subject of such other agreements.

7.6 Patent Term Extensions. On a Program-by-Program basis or with respect to the [***]SM Program, then in the course of conducting activities pursuant to this Agreement, the relevant Development & Commercialization Agreement or [***]SM Agreement, OncoMed and Celgene shall discuss and seek to reach mutual agreement for which, if any, of the Patents within the OncoMed Patents or Celgene Patents, or Joint Collaboration Patents, in each case that cover or claim Protein Therapeutics or Small Molecule Compounds, or products containing such Protein Therapeutics or Small Molecule Compounds, the Parties shall apply to obtain patent term extensions, adjustments, restorations, or supplementary protection certificates under applicable Laws, based on the best commercial interests of such Protein Therapeutics, Small Molecule Compounds, and products; it being understood and agreed that, (a) if Celgene seeks a patent term extension, then OncoMed agrees to negotiate in good faith with respect to any measures required by applicable Law for Celgene to obtain such extension and (b) if OncoMed seeks a patent term extension, then Celgene agrees to negotiate in good faith with respect to any measures required by applicable Law for OncoMed to obtain such extension. If the Parties are unable to reach mutual agreement, (i) prior to exercise of the Option for such Program or the [***]SM Option, [***] shall have the right to make the final decision with respect to such Patent; and (ii) after exercise of the Option for such Program or the [***]SM Option, [***] shall have the right to make the final decision [***].

7.7 [***]. Notwithstanding anything to the contrary in Sections 7.3 through 7.6, in no event may [***] assume the Prosecution and Maintenance, enforcement or defense of any [***].

7.8 [***]. Notwithstanding anything to the contrary in this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement, in no event may [***] Prosecute, Maintain, enforce or defend any [***], or, by virtue of this Agreement, any Development & Commercialization Agreement and/or the [***]SM Agreement, other than as expressly set forth in Article 7 of this Agreement, or in any Development & Commercialization Agreement or [***]SM Agreement, as applicable, any [***]. The Parties hereby acknowledge and agree that [***] retains the sole right to Prosecute, Maintain, enforce and defend all [***].

7.9 Third Party Licenses.

7.9.1 Notice. On a Program-by-Program basis or with respect to the [***]SM Program, if, at any time during the Term, either Party ([***]) reasonably determines that any Third Party intellectual property rights may be necessary for the Development, Manufacture or Commercialization of any Product Candidate, Protein Therapeutic or Small Molecule Compound that is the subject of research, Development, Manufacture and/or Commercialization efforts under this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement, then such Party will promptly notify the Patent Committee ([***]).

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.9.2 Discussion. After receiving the notification provided in Section 7.9.1, the Patent Committee, in consultation with the Patent Liaisons, ([***]) will discuss whether the Parties should obtain one or more licenses from one or more Third Parties for such activities or take other appropriate measures in view of such Third Party rights, such as whether the Parties should [***] take alternative approaches to avoid using such Third Party intellectual property rights.

7.9.3 Pre-Option. Prior to Celgene’s exercise of the Option for a Program, or the [***]SM Option, as applicable, if the Patent Committee determines that the Parties should obtain one or more licenses from one or more Third Parties for such activities, and the Parties agree with such determination, then the Parties shall discuss in good faith which Party will negotiate the most favorable license, and such Party shall use Commercially Reasonable Efforts to obtain a license to such Third Party intellectual property rights (such license, a “Third Party License”), with the right to sublicense to the extent necessary for the other Party to exercise its rights and conduct its obligations under this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement. The other Party may elect to participate or be consulted in any negotiations for such Third Party License and, if the other Party will bear any obligation in the resulting Third Party License or share costs under Section 7.9.5 or the terms of any Development & Commercialization Agreement or [***]SM Agreement with respect to such license, such other Party must approve the terms of such Third Party License. If the Parties do not agree with the Patent Committee’s determination, then prior to Celgene’s exercise of the Option for a Program, or the [***]SM Option, as applicable, [***]. In the event that [***]. If [***] obtains a Third Party License under this Section 7.9.3, and [***] does not provide its consent to such Third Party License as provided in this Section 7.9.3, [***] shall be solely responsible for all fees, expenses and royalties associated with the exercise of [***] rights under such Third Party License and [***] shall not have any sublicense under such Third Party License.

7.9.4 Post-Option. Following the exercise of the Option for a Program or the [***]SM Program, as applicable, if Celgene reasonably determines that any Third Party intellectual property rights may be necessary for the Development, Manufacture, or Commercialization of a Product Candidate, Protein Therapeutic or Small Molecule Compound that is the subject of research, Development, Manufacture and/or Commercialization efforts under this Agreement, such Development & Commercialization Agreement or the [***]SM Agreement, [***] shall have the right, but not the obligation, to obtain a license to such Third Party intellectual property, with the right to sublicense, in order to permit [***] to conduct its obligations and exercise its rights under such Development & Commercialization Agreement or the [***]SM Agreement. The terms and conditions involved in obtaining such rights shall be determined at [***] (subject to Section 7.9.3); provided, however, that if [***] would be required to practice such Third Party intellectual property rights to perform its obligations under this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement, [***] shall structure such Third Party License to allow [***] to grant to [***] a sublicense thereunder. The costs of such Third Party License shall be borne as provided in Section 7.9.5.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.9.5 Costs. The costs associated with the exercise of rights under any Third Party License obtained under this Section 7.9 shall be borne as follows:

(a) Unless otherwise agreed by the Parties in writing, the Party obtaining such Third Party License shall bear the costs associated with negotiating and obtaining such Third Party License, subject to Section 7.9.3, and provided that if such Third Party License is obtained pursuant to a Co-Development and Co-Commercialization Agreement, such costs shall be [***];

(b) If (i) the Parties agree to obtain a Third Party License or if Celgene provides consent to a Third Party License as provided in Section 7.9.3, or (ii) if Celgene elects to obtain a Third Party License pursuant to Section 7.9.4, then following the execution of such Third Party License (or Celgene’s consent, whichever is later), all fees, expenses and royalties associated with the exercise of rights under such Third Party License shall be borne (A) under a License Agreement or the [***]SM Agreement, [***], and (B) under a Co-Development and Co-Commercialization Agreement, [***].

7.9.6 [***]. The Parties will reasonably cooperate to [***].

ARTICLE 8.

CONFIDENTIALITY

8.1 Nondisclosure. Each Party agrees that a Party (the “Receiving Party”) receiving Confidential Information of any other Party (the “Disclosing Party”) shall (a) maintain in confidence such Confidential Information using not less than the efforts such Receiving Party uses to maintain in confidence its own proprietary information of similar kind and value, but in no event less than a reasonable degree of efforts, (b) not disclose such Confidential Information to any Third Party without the prior written consent of the Disclosing Party, except for disclosures expressly permitted below, and (c) not use such Confidential Information for any purpose except those permitted by this Agreement (it being understood that this clause (c) shall not create or imply any rights or licenses not expressly granted under this Agreement). The obligations of confidentiality, non-disclosure and non-use under this Section 8.1 shall be in full force during the Term and for a period of [***] thereafter. Each Party, upon the request of the other Party, will return all copies of or destroy (and certify such destruction in writing) the Confidential Information disclosed or transferred to it by the other Party pursuant to this Agreement, within [***] of such request or, if earlier, the termination or expiration of this Agreement; provided however that a Party may retain (i) Confidential Information of the other Party which expressly survives such termination pursuant to this Agreement, and (ii) one (1) copy of all other Confidential Information in archives solely for the purpose of establishing the contents thereof. Notwithstanding anything to the contrary in this Agreement, [***] will keep confidential, and will cause its employees, consultants, licensees, sublicensees, professional advisors and Affiliates to keep confidential, [***], on confidentiality terms at least as protective as the confidentiality provisions of this Agreement.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.2 Exceptions. The obligations in Section 8.1 shall not apply with respect to any portion of the Confidential Information of the Disclosing Party that the Receiving Party can show by competent written proof:

(a) was known to the Receiving Party or any of its Affiliates, without any obligation to keep it confidential or any restriction on its use, prior to disclosure by the Disclosing Party;

(b) is subsequently disclosed to the Receiving Party or any of its Affiliates by a Third Party lawfully in possession thereof and without any obligation to keep it confidential or any restriction on its use;

(c) is published by a Third Party or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the Receiving Party, without any breach by the Receiving Party of its obligations hereunder; or

(d) is independently developed by or for the Receiving Party or its Affiliates without reference to or reliance upon the Disclosing Party’s Confidential Information.

8.2.2 Notwithstanding anything to the contrary in this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement, a Receiving Party may [***], provided that this right to [***]. For purposes of clarity, nothing contained in the preceding sentence gives the Receiving Party the right to [***] for any purpose other than as provided for in this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement, as applicable. [***].

8.3 Authorized Disclosure.

8.3.1 Disclosure. Notwithstanding Section 8.1, the Receiving Party may disclose Confidential Information belonging to the Disclosing Party, and Confidential Information deemed to belong to both the Disclosing Party and the Receiving Party, to the extent (and only to the extent) such disclosure is reasonably necessary in the following instances:

(a) subject to Section 8.5, complying with applicable Laws (including the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) or any national securities exchange) and with judicial process, if in the reasonable opinion of the Receiving Party’s counsel, such disclosure is necessary for such compliance;

(b) disclosure of the other Party’s Confidential Information to any of its officers, employees, consultants, agents or Affiliates or sublicensees (and in the case of Celgene, Sublicensees) if and only to the extent necessary to carry out its responsibilities or exercise its rights under this Agreement; provided that each such disclosee is bound by written confidentiality obligations to maintain the confidentiality thereof and not to use such Confidential Information except as expressly permitted by this Agreement;

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) disclosure, solely on a “need to know basis,” to (i) Affiliates, potential or actual research and development collaborators, subcontractors, advisors (including attorneys and accountants), (ii) subject to Section 8.3.1(d), actual or potential acquirers, investment bankers, investors, lenders, or other potential financial partners, and (iii) in each case of (i) and (ii), their and each of the Parties’ respective directors, employees, contractors and agents; provided, that in all cases of (i), (ii) and (iii), prior to any such disclosure, each disclosee must be bound by written obligations of confidentiality, non-disclosure and non-use no less restrictive than the obligations set forth in this Article 8 (provided, however, that in the case of prospective investment bankers, investors, lenders or other financial partners, the term of confidentiality may be [***] from the date of disclosure and in the case of legal advisors, no written agreement shall be required), which for the avoidance of doubt, will not permit use of such Confidential Information for any purpose except those permitted by this Agreement; provided, however, that, in each of the above situations, the Receiving Party shall remain responsible for any failure by any Person who receives Confidential Information pursuant to this Section 8.3.1(c) to treat such Confidential Information as required under this Article 8; and

(d) in the case of any disclosure of this Agreement, any executed Development & Commercialization Agreement or the [***]SM Agreement (if executed), to any actual or potential acquirer, or prospective investment bankers, investors, lenders or other financial partners, such disclosure shall solely be in the form of the redacted version of this Agreement, such Development & Commercialization Agreement or such [***]SM Agreement, in each case, which version shall be agreed upon by the Parties in good faith; it being understood and agreed that only [***] may such Party provide an unredacted version of this Agreement, such Development & Commercialization Agreement or such [***]SM Agreement, as applicable, to such Third Party.

8.3.2 Terms of Disclosure. If and whenever any Confidential Information is disclosed in accordance with this Section 8.3, such disclosure shall not cause any such information to cease to be Confidential Information except to the extent that such disclosure results in a public disclosure of such information (other than by breach of this Agreement). Where reasonably possible and subject to Section 8.5, the Receiving Party shall notify the Disclosing Party of the Receiving Party’s intent to make any disclosures pursuant to Section 8.3.1(a) sufficiently prior to making such disclosure so as to allow the Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information, and the Receiving Party will provide reasonable assistance to the Disclosing Party with respect thereto; provided that, in the event, the Receiving Party will use reasonable measures to ensure confidential treatment of such information and shall only disclose such Confidential Information of the Disclosing Party as is necessary to comply with such Laws or judicial process.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.4 Terms of this Agreement. The Parties agree that this Agreement and all of the respective terms hereof shall be deemed to be Confidential Information of OncoMed and Celgene, and each Party agrees not to disclose any of them without the prior written consent of the other Party, except that each Party may disclose any of them in accordance with the procedures of Section 8.3 (and the provisions related thereto, including, to the extent applicable, the provisions of Section 8.5).

8.5 Securities Filings. Each Party acknowledges and agrees that the other Party may submit this Agreement, any executed Development & Commercialization Agreement or the [***]SM Agreement (if executed) to the SEC or any national securities exchange in any jurisdiction (collectively the “Securities Regulators”), and if a Party does submit this Agreement, any such Development & Commercialization Agreement or such [***]SM Agreement to any Securities Regulators, such Party agrees to consult with the other Party with respect to the preparation and submission of, a confidential treatment request for such agreement. Notwithstanding the foregoing, if a Party is required by applicable Law or any Securities Regulator to make a disclosure of the terms of this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement in a filing with or other submission to such Securities Regulator, and (a) such Party has provided copies of the disclosure to the other Party as far in advance of such filing or other disclosure as is reasonably practicable under the circumstances, (b) such Party has promptly notified the other Party in writing of such requirement and any respective timing constraints, and (c) such Party has given the other Party a reasonable time under the circumstances from the date of notice by such Party of the required disclosure to comment upon, request confidential treatment or approve such disclosure, then such Party will have the right to make such public disclosure at the time and in the manner reasonably determined by its counsel to be required by applicable Law. Notwithstanding anything to the contrary herein, it is hereby understood and agreed that if a Party seeking to make a disclosure to a Securities Regulator as set forth in this Section 8.5, and the other Party provides comments within the respective time periods or constraints specified herein or within the respective notice, the Party seeking to make such disclosure or its counsel, as the case may be, will in good faith consider incorporating such comments.

8.6 Publicity

8.6.1 Press Release. The Parties agree to issue the press release attached hereto as Exhibit I promptly after execution of this Agreement. Promptly following the exercise of the Option for a Program, or the [***]SM Option, as applicable, the Parties shall discuss and mutually agree upon a form of press release that may be issued by each Party following the execution of a Development & Commercialization Agreement, or the [***]SM Agreement, as applicable for such Program. The agreed form of such press release shall be attached as Exhibit D to the applicable Development & Commercialization Agreement or the [***]SM Agreement. In all other cases, subject to this Section 8.6, Section 11.1.2 of any Co-Development and Co-Commercialization Agreement, Section 11.1.2 of any License Agreement and Section 11.1.2 of the [***]SM Agreement, as applicable, each Party agrees not to, and agrees to cause their Affiliates not to, issue any press release or other public statement disclosing any information relating to this Agreement, any Co-Development and Co-Commercialization Agreement, any License Agreement and the [***]SM Agreement, the activities hereunder or thereunder, or the transactions contemplated hereby or thereby. Notwithstanding the foregoing, any disclosure that is required by applicable Laws (including the Securities Act of 1933, as amended, and the

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Securities Exchange Act of 1934, as amended) or the rules of any Securities Regulator or the securities regulations of any state or other jurisdiction, or by judicial process shall be in accordance with Sections 8.3 and 8.5, as applicable. Without limiting the foregoing, each Party agrees to provide to the other Party a copy of any public announcement covered by this Section 8.6 as soon as reasonably practicable under the circumstances prior to its scheduled release. Except under extraordinary circumstances, each Party shall provide the other Party with an advance copy of any such announcement at least [***] prior to its scheduled release. Each Party shall have the right to expeditiously review and recommend changes to any such announcement and, except as otherwise required by applicable Laws or such rules or regulations, the Party whose announcement has been reviewed shall [***].

8.6.2 Restrictions on Disclosure. Notwithstanding anything to the contrary in this Agreement:

(a) on a Program-by-Program basis, for any press release or other public statement proposed to be made prior to the exercise of the Option for such Program, if such press release or public statement discloses any information with respect to [***], such press release or other public statement may not be issued without [***] prior written consent, except, for such disclosures by [***], and without limiting Section 8.3.1(a), solely and to the extent [***] determines such disclosure is required to be disclosed by applicable Law; provided that in such case [***] shall use reasonable efforts to allow [***] to have a reasonable period of time to review any such disclosure and any comments made by [***] will be incorporated in good faith, and if [***] is the Party proposing such disclosure, then [***] shall use reasonable efforts to allow [***] to have a reasonable period of time to review any such disclosure and shall consider any comments made by [***] in good faith; provided that [***] shall have final decision-making authority with respect to the content of such disclosure; and provided further, that with respect to [***], if the subject matter of such disclosure [***], the foregoing right to disclose is subject to Section 8.6.2(c). For the purposes of this Section 8.6.2(a) and Sections 8.7.1 and 8.7.2, [***];

(b) on a Program-by-Program basis, for any press release or other public statement proposed to be made after Celgene’s exercise of the Option for such Program, if such press release or public statement discloses any information with respect to [***], such press release or other public statement may not be issued without [***] prior written consent, except, for such disclosures by [***], and without limiting Section 8.3.1(a), solely and to the extent [***] determines such disclosure is required to be disclosed by applicable Law; provided that in such case [***] shall use reasonable efforts to allow [***] to have a reasonable period of time to review any such disclosure and any comments made by [***] will be incorporated in good faith; provided that [***] shall have final decision-making authority with respect to the content of such disclosure; and provided further, that with respect to [***], if the subject matter of such disclosure [***], the foregoing is subject to Section 8.6.2(c);

(c) with respect to [***], for any press release or other public statement proposed to be made by a Party, if such press release or public statement discloses any information with respect to [***], such press release or other public statement may not be issued without [***] prior written consent, except, for such disclosures by [***] and without limiting Section 8.3.1(a), solely and to the extent [***] determines such disclosure is required to be disclosed by applicable Law; provided that in such case [***] shall use reasonable efforts to allow [***] to have a reasonable period of time to review any such disclosure and any comments made by [***] will be incorporated in good faith; provided that [***] shall have final decision-making authority with respect to the content of such disclosure;

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(d) in the event [***], with respect to any press release or other public statement, [***]; and

(e) the contents of any press release or other public statement that has been reviewed and approved by a reviewing Party may be re-released by such reviewing Party or publishing Party without a requirement for re-approval.

8.7 Permitted Publications

8.7.1 By Either Party prior to Option Exercise. Subject to Section 8.7.2, on a Program-by-Program basis, in the event either Party (the “Publishing Party”) desires to publish or present any information with respect to [***], prior to Celgene’s exercise of the Option for such Program, the Publishing Party shall provide the other Party with a copy of such proposed publication or presentation no less than [***] prior to its intended submission for publication or public disclosure. The other Party shall respond in writing promptly and in no event later than [***] after receipt of the proposed material, with one or more of the following: (a) comments on the proposed material, which the Publishing Party shall consider in good faith; (b) a specific statement of concern, based upon the need to seek patent protection or to block publication or public disclosure if the other Party reasonably determines that the proposed disclosure is intellectual property that should be maintained as a trade secret to protect any Target that is the subject of such Program or Protein Therapeutic Specifically Directed to any such Target, or products constituting, incorporating, comprising or containing any such Protein Therapeutic, or any research or Development activities conducted under this Agreement, in which event the Publishing Party agrees not to submit such publication or make such presentation that contains such information until the other Party is given a reasonable period of time, and in no event less than [***] to seek patent protection for any material in such publication or presentation which it believes is patentable or to resolve any other issues or to abandon such proposed publication or presentation if such other Party reasonably determines in good faith that maintaining such information as a trade secret is a commercially-reasonable priority; or (c) an identification of the other Party’s Confidential Information] that is contained in the material reviewed, which the Publishing Party shall remove, if requested by the other Party. Furthermore, for any publication or presentation covered by this Section 8.7.1, [***] shall not, as the Publishing Party, submit such publication or make such presentation without [***]. Further, with respect to [***], if the subject matter of such publication or presentation [***], this Section 8.7.1 is subject to Section 8.7.3.

8.7.2 Publication Following Option Exercise. On a Program-by-Program basis, in the event the Publishing Party desires to publish or present any information with respect to any Target that is the subject of such Program or Protein Therapeutic Specifically Directed to any such Target, or products constituting, incorporating, comprising or containing any such Protein Therapeutic, after Celgene’s exercise of the Option for such Program, the Publishing Party shall

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

provide the other Party with a copy of such proposed publication or presentation no less than [***] prior to its intended submission for publication or public disclosure. The other Party shall respond in writing promptly and in no event later than [***] after receipt of the proposed material, with one or more of the following: (a) comments on the proposed material, which the

Publishing Party shall consider in good faith; (b) a specific statement of concern, based upon the need to seek patent protection or to block publication or public disclosure if the other Party reasonably determines that the proposed disclosure is intellectual property that should be maintained as a trade secret to protect any Target that is the subject of such Program or Protein Therapeutic Specifically Directed to any such Target, or products constituting, incorporating, comprising or containing any such Protein Therapeutic, or any research or Development activities conducted under this Agreement or any Development or Commercialization activities conducted under a Development & Commercialization Agreement, in which event the Publishing Party agrees not to submit such publication or make such presentation that contains such information until the other Party is given a reasonable period of time, and in no event less than [***] to seek patent protection for any material in such publication or presentation which it believes is patentable or to resolve any other issues or to abandon such proposed publication or presentation if such other Party reasonably determines in good faith that maintaining such information as a trade secret is a commercially-reasonable priority; or (c) an identification of the other Party’s Confidential Information that is contained in the material reviewed, which the Publishing Party shall remove, if requested by the other Party. Furthermore, for any publication or presentation covered by this Section 8.7.2, [***] shall not, as the Publishing Party, submit such publication or make such presentation without [***] prior written consent. Further, with respect to [***], if the subject matter of such publication or presentation [***], this Section 8.7.2 is subject to Section 8.7.3.

8.7.3 [***]SM Program. With respect to the [***]SM Program, in the event [***] desires to publish or present any information with respect to [***], [***] shall provide [***] with a copy of such proposed publication or presentation no less than [***] prior to its intended submission for publication or public disclosure. [***] shall respond in writing promptly and in no event later than [***] after receipt of the proposed material, with one or more of the following: (a) comments on the proposed material, which [***] shall consider in good faith; (b) a specific statement of concern, based upon [***], in which event [***] agrees [***] or to [***]; or (c) an identification of [***] that is contained in the material reviewed, which [***]. Furthermore, for any publication or presentation covered by this Section 8.7.3, [***] shall not, as the Publishing Party, submit such publication or make such presentation without [***] prior written consent;

8.7.4 Specified Language. In the event [***], with respect to any publication or presentation, [***].

8.7.5 Re-Publication; Re-Presentation. The contents of any publication or presentation that has been reviewed and approved by a reviewing Party may be re-released by such reviewing Party or Publishing Party without a requirement for re-approval.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.8 Relationship to Existing Confidentiality Agreement. This Agreement supersedes that certain Mutual Confidentiality Agreement entered into between OncoMed and Celgene, dated March 22, 2013 (the “Existing Confidentiality Agreement”); provided that all “Confidential Information” disclosed by the “Disclosing Party” thereunder shall be deemed Confidential Information of the Disclosing Party hereunder and shall be subject to the terms and conditions of this Agreement and the “Receiving Party” shall be bound by and obligated to comply with such terms and conditions as if they were the Receiving Party hereunder. The foregoing shall not be interpreted as a waiver of any remedies available to the “Disclosing Party” as a result of any breach, prior to the Effective Date, by the “Receiving Party,” respectively, of its obligations pursuant to the Existing Confidentiality Agreement.

8.9 Relationship with Other Agreements. The confidentiality, non-disclosure and non-use obligations of this Article 8 shall apply equally to the Parties’ activities under (a) this Agreement, (b) on a Program-by-Program basis, each Development & Commercialization Agreement entered into by the Parties following Celgene’s exercise of an Option for such Program (including in the event OncoMed opts-out of its co-Development and co-Commercialization rights), and (c) the [***]SM Agreement, in the event that Celgene exercises the [***]SM Option.

8.10 Reversion of Rights upon Expiration of the Option Term. On a Program-by-Program basis, in the event a reversion of rights occurs pursuant to Sections 2.6.1, 2.6.2, 2.6.3(b) or 2.6.4(b), as a result of expiration of the Option Term or Pathway Designation Term, as applicable, with respect to such Program, any Confidential Information solely related to such Program, or relating to [***] with respect to such Program, shall be deemed the Confidential Information of [***]; provided, that with respect to any data or information (a) generated or disclosed [***] in relation to such Program, (b) related to Inventions arising under such Program [***], or (c) generated by or on behalf of [***] shall, in each case, be deemed the Confidential Information of [***].

8.11 Use of Names. Without limiting the Parties’ obligations under this Article 8, Celgene shall refrain from using the name of the University of Michigan and the Howard Hughes Medical Institute (or any adaptations thereof) in publicity or advertising without the prior written approval of the University of Michigan or the Howard Hughes Medical Institute, as applicable, as set forth in Section 19 of the Michigan Agreement.

8.12 Clinical Trials Registry. Notwithstanding anything to the contrary in this Article 8, either Party shall have the right to publish registry information and summaries of data and results from any human Clinical Trials conducted by either Party in connection with activities under this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement, if applicable, on its clinical trials registry or on a government-sponsored database such as www.clinicaltrials.gov or other publicly available websites such as www.clinicalstudyresults.org, without requiring the consent of the other Party. The Parties shall reasonably cooperate if required or reasonably requested by the Party seeking such publication in order to facilitate any such publication by either Party.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 9.

REPRESENTATIONS AND WARRANTIES

9.1 Representations and Warranties of Both Parties. Each Party hereby represents and warrants to the other Party, as of the Effective Date, any License Agreement Effective Date, any Co-Co Effective Date and the [***]SM Effective Date, as applicable, that:

(a) such Party is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its formation and has full corporate power and authority to enter into this Agreement or the applicable Development & Commercialization Agreement or the [***]SM Agreement, as applicable, and to carry out the provisions hereof or thereof, as applicable;

(b) such Party has taken all necessary action on its part to authorize the execution and delivery of this Agreement or the applicable Development & Commercialization Agreement or the [***]SM Agreement, as applicable, and the performance of its obligations hereunder or thereunder, as applicable;

(c) this Agreement or the applicable Development & Commercialization Agreement or the [***]SM Agreement, as applicable, has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with the terms hereof or thereof, as applicable;

(d) the execution, delivery and performance of this Agreement or the applicable Development & Commercialization Agreement or the [***]SM Agreement, as applicable, by such Party does not conflict with any agreement or any provision thereof, or any instrument or understanding, oral or written, to which it is a party or by which it is bound, nor violate any Law of any Governmental Authority having jurisdiction over such Party; and

(e) except for any HSR Filings that may be required under the HSR Act as addressed in Section 3.2.2, no government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any applicable Laws currently in effect, is or will be necessary for, or in connection with, the transaction contemplated by this Agreement or any other agreement or instrument executed in connection herewith, or for the performance by it of its obligations under this Agreement and such other agreements except as may be required to conduct Clinical Trials or to seek or obtain Regulatory Approvals or applicable Regulatory Materials.

9.2 Representations and Warranties of OncoMed. OncoMed hereby represents and warrants to Celgene, as of the Effective Date, that:

(a) Schedule 1.82 contains a complete and accurate list of all Patents owned by OncoMed and/or its Affiliates as of November 29, 2013 that are included in the OncoMed Patents, indicating any co-owner(s), if applicable. Except as set forth on Schedule 1.82, OncoMed and its Affiliates do not own any Patent that is necessary or, to OncoMed’s reasonable belief as of the Effective Date, reasonably useful to research any Target, the [***] Pathway or the RSPO-LGR Pathway, or to research, Develop, Manufacture or Commercialize any Protein Therapeutic or Small Molecule Compound Specifically Directed to any Target.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) Schedule 9.2(b) sets forth a complete and accurate list of all agreements under which OncoMed (i) has obtained a license or sublicense rights to any Target, or to any Protein Therapeutic or Small Molecule Compound Specifically Directed to any Target, or the [***] Pathway or the RSPO-LGR Pathway, to which OncoMed or any of its Affiliates is a party as of the Effective Date, and OncoMed has provided complete and accurate copies of all such agreements to Celgene (the “OncoMed In-Licenses”) or (ii) (A) has granted a license, option or sublicense that remains in effect as of the Effective Date under the OncoMed IP to commercialize or (B) is with or for any Third Party engaged in the commercialization of, in each of (A) and (B), any Target, any Protein Therapeutic or Small Molecule Compound Specifically Directed to any Target, or the [***] Pathway or the RSPO-LGR Pathway, to which OncoMed or any of its Affiliates is a party as of the Effective Date (the “OncoMed Out-License” and together with the OncoMed In-Licenses, the “OncoMed Agreements”). Except under the OncoMed In-Licenses, and except as set forth on Schedule 9.2(b) or otherwise provided in Section 8.4 of a Co-Development and Co-Commercialization Agreement and Section 8.4 of a License Agreement, OncoMed and its Affiliates are not subject to any payment obligations to Third Parties as a result of the execution or performance of this Agreement. OncoMed and its Affiliates are not in breach (and as a result of the delivery and execution of this Agreement will not be in breach) of any OncoMed In-Licenses pursuant to which OncoMed and/or its Affiliates receive a license or sublicense of OncoMed IP;

(c) OncoMed has all rights, authorizations and consents (other than government consents, which are covered in Section 3.2) necessary to grant all rights and licenses it purports to grant to Celgene with respect to the OncoMed IP and the OncoMed Platform Technology under this Agreement;

(d) neither OncoMed nor any of its Affiliates has granted any right or license to any Third Party relating to any of the OncoMed IP or the OncoMed Platform Technology that would conflict with or limit the scope of any of the rights or licenses granted to Celgene hereunder;

(e) neither OncoMed nor any of its Affiliates has granted any liens or security interests on the OncoMed IP or the OncoMed Platform Technology and the OncoMed IP and the OncoMed Platform Technology are free and clear of any mortgage, pledge, claim, security interest, covenant, easement, encumbrance, lien or charge of any kind;

(f) neither OncoMed nor its Affiliates has received any written notice of any claim that any Patent or trade secret right owned or controlled by a Third Party would be infringed or misappropriated by the research, Development, Manufacture, or Commercialization of any Target, Protein Therapeutic or Small Molecule Compound Specifically Directed to a Target, or products constituting, incorporating, comprising or containing any such Protein Therapeutic or Small Molecule Compound, by either Party or its Affiliates or sublicensees (and in the case of Celgene, Sublicensees) as contemplated by this Agreement (including pursuant to a Development & Commercialization Agreement and the [***]SM Agreement);

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(g) there are no claims, judgments, settlements, litigations, suits, actions, disputes, arbitration, judicial or legal, administrative or other proceedings or governmental investigations pending or, to OncoMed’s knowledge, threatened against OncoMed which would be reasonably expected to adversely affect or restrict the ability of OncoMed to consummate the transactions contemplated under this Agreement (including pursuant to a Development & Commercialization Agreement and the [***]SM Agreement) and to perform its obligations under this Agreement, or which would affect the OncoMed IP or the OncoMed Platform Technology, or OncoMed’s Control thereof, or any Target or Product Candidate;

(h) to its knowledge, without performing a special search, neither the OncoMed IP nor the OncoMed Platform Technology are being infringed or misappropriated by any Third Party;

(i) to its knowledge and reasonable belief, without performing a special search, [***], there are no Patents owned by a Third Party and not included in the OncoMed IP as such OncoMed IP exists as at the Effective Date or the OncoMed Platform Technology that are necessary for the research, Development, Manufacture or Commercialization of Demcizumab, OncoMed’s lead candidate in the BSP Program known as OMP-305B83, or [***], as such activities are currently proposed to be conducted under this Agreement (including pursuant to a Development & Commercialization Agreement and the [***]SM Agreement);

(j) as of the Effective Date, neither OncoMed nor any of its Affiliates are Developing any Protein Therapeutic, including without limitation Demcizumab, OncoMed’s lead candidate in the BSP Program known as OMP-305B83, and [***], that constitutes, incorporates, comprises or contains any Excluded MorphoSys Antibody for therapeutic or commercial diagnostic purposes; and

(k) [***].

9.3 Representations and Warranties of Celgene. Celgene hereby represents and warrants to OncoMed, as of the Effective Date, that:

(a) there are no claims, judgments, settlements, litigations, suits, actions, disputes, arbitration, judicial or legal, administrative or other proceedings or governmental investigations pending to which it is a party or, to Celgene’s knowledge, threatened against Celgene which would be reasonably expected to adversely affect or restrict the ability of Celgene to consummate the transactions contemplated under this Agreement (including pursuant to a Development & Commercialization Agreement and the [***]SM Agreement) and to perform its obligations under this Agreement; and

(b) it (i) is not, alone, researching (including screening), Developing, Manufacturing or Commercializing any Protein Therapeutic Specifically Directed to any Target, and (ii) has not granted a license or sublicense to research (including screen), Develop, Manufacture or Commercialize any Protein Therapeutic Specifically Directed to any Target.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) Celgene Alpine is a limited liability company organized under the laws of Delaware, and [***].

9.4 Covenants.

9.4.1 Mutual Covenants. Each Party hereby covenants to the other Party that:

(a) all employees of such Party or its Affiliates or Third Party subcontractors working under this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement, as applicable, will be under appropriate confidentiality provisions at least as protective as those contained in this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement, as applicable, and, subject to Section 2.4.1, the obligation to assign all right, title and interest in and to their inventions and discoveries, whether or not patentable, to such Party as the sole owner thereof;

(b) to its knowledge, such Party will not (i) employ or use, nor hire or use any contractor or consultant that employs or uses, any individual or entity, including a clinical investigator, institution or institutional review board, debarred or disqualified by the FDA (or subject to a similar sanction by any Regulatory Authority outside the United States) or (ii) employ any individual who or entity that is the subject of an FDA debarment investigation or proceeding (or similar proceeding by any Regulatory Authority outside the United States), in each of subclauses (i) and (ii) in the conduct of its activities under this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement, as applicable;

(c) neither Party nor any of its Affiliates shall, during the Term, grant any right or license to any Third Party relating to any of the intellectual property rights it owns or Controls which would conflict with any of the rights or licenses granted to the other Party hereunder or under any Development & Commercialization Agreement or the [***]SM Agreement; and

(d) such Party and its Affiliates shall perform its activities pursuant to this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement, as applicable, in compliance (and shall ensure compliance by any of its subcontractors) in all material respects with all applicable Laws, including GCP, GLP and GMP as applicable and with respect to the research and development activities hereunder;

(e) Celgene and OncoMed agree and acknowledge that [***]; and

(f) Celgene and OncoMed agree and acknowledge that [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9.4.2 OncoMed Covenants. OncoMed hereby covenants to Celgene that:

(a) OncoMed shall maintain the OncoMed In-Licenses, and shall not amend or terminate such agreements, and will not breach such agreements, if such amendment, modification, termination or breach would adversely affect Celgene’s rights under this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement, as applicable;

(b) if OncoMed or any of its Affiliates licenses or acquires any Patents or Know-How related to any Target, any Protein Therapeutic or Small Molecule Compound Specifically Directed to a Target, or products constituting, incorporating, comprising or containing any such Protein Therapeutic or Small Molecule Compound, OncoMed or its Affiliate shall [***];

(c) neither OncoMed nor any of its Affiliates shall Develop any Protein Therapeutic that constitutes, incorporates, comprises or contains any Excluded MorphoSys Antibody for therapeutic or commercial diagnostic purposes, and OncoMed and its Affiliates shall not use any Excluded MorphoSys Antibody in conflict with the provisions of Section 5.1; and

(d) as between the Parties, OncoMed shall be solely responsible for any payment obligations pursuant to Section 8.4 of a Co-Development and Co-Commercialization Agreement and Section 8.4 of a License Agreement, and all payment obligations to Third Parties pursuant to any OncoMed In-License, except as expressly provided in a Development & Commercialization Agreement or the [***]SM Agreement, [***].

9.5 Disclaimer. Except as otherwise expressly set forth in this Agreement or any executed Development & Commercialization Agreement or the [***]SM Agreement (if executed) or the Equity Purchase Agreement, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY THAT ANY PATENTS ARE VALID OR ENFORCEABLE, AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT. Without limiting the generality of the foregoing, each Party disclaims any warranties with regards to: (a) the success of any study or test, including any Program or the [***]SM Program, commenced under this Agreement; (b) the safety or usefulness for any purpose of the technology or materials, including any Product Candidate or [***]SM Program Compound, it provides or discovers under this Agreement; or (c) the validity, enforceability, or non-infringement of any intellectual property rights or technology it provides or licenses to the other Party under this Agreement.

ARTICLE 10.

INDEMNIFICATION; INSURANCE

10.1 Indemnification by Celgene. Celgene shall indemnify, defend and hold harmless OncoMed and its directors, officers, employees and agents (collectively, the “OncoMed Indemnitees”), from and against any and all Damages to the extent arising out of or relating to, directly or indirectly, from any Claim based upon:

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(a) the gross negligence or willful misconduct of Celgene or its Affiliates and its or their respective directors, officers, employees and agents, in connection with Celgene’s performance of its obligations or exercise of its rights under this Agreement;

(b) any breach of any representation, warranty, covenant, agreement or obligation under this Agreement; or

(c) [***];

in each case, provided however that, such indemnity shall not apply to the extent OncoMed has an indemnification obligation pursuant to Section 10.2 for such Damages.

10.2 Indemnification by OncoMed. OncoMed shall indemnify, defend and hold harmless Celgene and its directors, officers, employees and agents (collectively, the “Celgene Indemnitees”), from and against any and all Damages to the extent arising out of or relating to, directly or indirectly, from any Claim based upon:

(a) the gross negligence or willful misconduct of OncoMed or its Affiliates or its or their respective directors, officers, employees and agents, in connection with OncoMed’s performance of its obligations or exercise of its rights under this Agreement;

(b) any breach of any representation, warranty, covenant, agreement or obligation under this Agreement; or

(c) [***];

in each case, provided however that, such indemnity shall not apply to the extent Celgene has an indemnification obligation pursuant to Section 10.1 for such Damages.

10.3 Notice of Claims. A Claim to which indemnification applies under Section 10.1 or Section 10.2 shall be referred to herein as an “Indemnification Claim.” If the Indemnitee intends to claim indemnification under this Article 10, the Party claiming indemnification (the “Indemnitee”) shall notify the indemnifying Party (the “Indemnitor”) in writing, promptly upon becoming aware of an Indemnification Claim, describing in reasonable detail the facts giving rise to the Indemnification Claim; provided, that an Indemnification Claim in respect of any action at law or suit in equity by or against a Third Party as to which indemnification shall be sought shall be given promptly after the action or suit is commenced (provided that the Indemnitee is aware of such commencement); and provided further, that the failure by an Indemnitee to give such notice shall not relieve the Indemnitor of its indemnification obligation under this Agreement except and only to the extent that the Indemnitor is actually prejudiced as a result of such failure to give notice.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.4 Indemnification Procedures. If an Indemnitee receives written notice of a Claim that the Indemnitee believes may result in a claim for indemnification under this Article 10, such Indemnitee shall deliver an Indemnification Claim to the Indemnitor in accordance with the provisions of Section 10.3. If [***], then the Indemnitor shall have the right to assume and control the defense of the Claim, at its own expense with counsel selected by it and reasonably acceptable to the Indemnitee, by delivering written notice of its assumption of such defense to the Indemnitee within [***] of its receipt of notice of such Claim from the Indemnitor (but the Indemnitor shall in any event have the right to assume and control the defense of a Claim that [***], whichever is first); provided, however, that the Indemnitee shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the Indemnitor, if (a) representation of the Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential conflict of interests between such Indemnitee and Indemnitor, (b) the Indemnitor has failed within a reasonable time to retain counsel, (c) the Indemnitee shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnitor, or (d) [***]. If the Indemnitor assumes and controls the defense of such Claim, the Indemnitor shall keep the Indemnitee reasonably apprised of the status of the Claim and the Indemnitee shall be entitled to otherwise monitor such Claim at its sole cost and expense. If the Claim [***] against or from the Indemnitee or if the Indemnitor does not assume the defense of the Claim as described in this Section 10.4, the Indemnitee shall be permitted to assume and control the defense of such Claim (but shall have no obligation to do so) and in such event shall be entitled to settle or compromise the Indemnification Claims in its sole and reasonable discretion, provided that if the Indemnitee is entitled to assume the defense of the Claim pursuant to this Section 10.4 solely because the Claim [***] against or from the Indemnitee, then the Indemnitee shall not settle or compromise such Indemnification Claims in any manner that [***] without the prior written consent of the Indemnitor, which consent the Indemnitor shall not unreasonably withhold, condition or delay. If the Indemnitor has assumed and controls the defense of the Claim in accordance with this Section 10.4, (i) the Indemnitee shall not settle or compromise the Indemnification Claim without the prior written consent of the Indemnitor, such consent not to be unreasonably withheld, conditioned or delayed and (ii) the Indemnitor shall not settle or compromise the Indemnification Claim in any manner that would result in the payment of amounts by the Indemnitee, impose any other obligation on the Indemnitee or otherwise have an adverse effect on the Indemnitee’s rights or interests (including any rights under this Agreement or the Equity Purchase Agreement or the scope or enforceability of any Patents or Know-How licensed by one Party to another Party pursuant to this Agreement or a Development & Commercialization Agreement or the [***]SM Agreement), without the prior written consent of the Indemnitee. In each case, the Party that is not controlling the defense of any Claim shall reasonably cooperate with the Party that is controlling the defense of such Claim, at the non-controlling Party’s expense and shall make available to the controlling Party all pertinent information under the control of the non-controlling Party, which information shall be subject to Article 8. Each Party shall use commercially reasonable efforts to avoid production of Confidential Information of the other Party (consistent with applicable Law and rules of procedure), and to cause all communications among employees, counsel and other representatives of such Party to be made so as to preserve any applicable attorney-client or work-product privileges.

10.5 Indemnification Following Exercise of the Option. The Development & Commercialization Agreements and the [***]SM Agreement provide separately for each Party’s indemnification obligations with respect to each Target, Protein Therapeutic or Small Molecule Compound Specifically Directed to a Target, or products constituting, incorporating, comprising or containing such Protein Therapeutic or Small Molecule Compound, that is the subject of such agreement following exercise of the Option for such Program or the [***]SM Option.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.6 Insurance. Each Party shall maintain, at its cost, a program of insurance and/or self-insurance against liability and other risks associated with its activities and obligations under this Agreement, including as applicable its Clinical Trials, the Commercialization of any Product Candidate, and its indemnification obligations hereunder, in such amounts, subject to such deductibles and on such terms as are customary for such Party for the activities to be conducted by it under this Agreement.

10.7 LIMITATION OF LIABILITY. EXCEPT (A) FOR A BREACH OF Sections [***] OR (B) FOR CLAIMS THAT ARE SUBJECT TO INDEMNIFICATION UNDER THIS ARTICLE 10 OR (C) FOR DAMAGES DUE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE LIABLE PARTY, NEITHER ONCOMED NOR CELGENE, NOR ANY OF THEIR RESPECTIVE AFFILIATES WILL BE LIABLE TO THE OTHER PARTY TO THIS AGREEMENT OR ITS AFFILIATES FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE OR EXEMPLARY DAMAGES OR LOST PROFITS OR LOST DATA, WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY), INDEMNITY OR CONTRIBUTION, AND IRRESPECTIVE OF WHETHER THAT PARTY OR ANY REPRESENTATIVE OF THAT PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE.

ARTICLE 11.

TERM AND TERMINATION

11.1 Term; Expiration. Unless earlier terminated in accordance with this ARTICLE 11, the term of this Agreement (the “Term”) shall commence as of the Effective Date and remain in force until the later of (a) the expiration of the last-to-expire of the [***]SM Option Term, all Option Terms and all Pathway Designation Terms, and all time periods in which Celgene may replace or substitute a Pathway Designated Program pursuant to Section 2.2.5 and (b) if one or more Options is exercised, or the [***]SM Option is exercised, the termination or expiration of the last to expire Development & Commercialization Agreement or [***]SM Agreement executed with respect to any Program or the [***]SM Program hereunder.

11.2 Termination for Breach.

11.2.1 Material Breach. Subject to the other terms of this Agreement, this Agreement and the rights granted herein may be terminated by either Party (a) on a Program-by-Program basis or with respect to the [***]SM Program, in each case prior to Celgene’s exercise of its Option or [***]SM Option for such Program or [***]SM Program, as applicable, for the material breach by the other Party of this Agreement with respect to such Program or the [***]SM Program, as applicable, or (b) on a Program-by-Program basis after Celgene’s exercise of its Option for such Program or the [***]SM Option, if a Development & Commercialization Agreement for such Program or the [***]SM Agreement, as applicable, is terminated for material breach by a Party; provided in each of (a) or (b) that the breaching Party has not cured

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

such breach within ninety (90) days after the date of written notice to the breaching Party of such breach (or thirty (30) days in the case of a breach as a result of non-payment of any amounts due under this Agreement, a Development & Commercialization Agreement or the [***]SM Agreement, as applicable) (the “Cure Period”), which notice shall describe such breach in reasonable detail and shall state the non-breaching Party’s intention to terminate this Agreement with respect to a given Program, or the [***]SM Program, as applicable, pursuant to this Section 11.2.1 with respect to such Program or the [***]SM Program, as applicable. For clarity, the Cure Period for any allegation made in good faith as to a material breach under this Agreement with respect to a given Program, or the [***]SM Program, as applicable for events described in Sections 11.2.1(a) or (b) will run from the date that written notice was first provided to the breaching Party by the non-breaching Party. Any such termination of this Agreement with respect to a given Program, or the [***]SM Program, as applicable, under this Section 11.2.1 shall become effective at the end of the Cure Period, unless the breaching Party has cured any such breach or default prior to the expiration of such Cure Period, or, if such breach is not susceptible to cure within the Cure Period, then, the non-breaching Party’s right of termination shall be [***]. For the avoidance of doubt, termination of any particular Program(s) or the [***]SM Program pursuant to this Section 11.2.1 shall not terminate (i) this Agreement with respect to any other Program(s) or the [***]SM Program, as applicable, or (ii) any Development & Commercialization Agreement for any other Program, or the [***]SM Agreement. The Parties understand and agree that [***].

11.2.2 Disagreement as to Material Breach. If the Parties reasonably and in good faith disagree as to whether there has been a material breach pursuant to either Section 11.2.1(a) or 11.2.1(b), subject to Section 12.7, the Party that disputes that there has been a material breach may contest the allegation by referring such matter, within [***] for resolution to the Executive Officers, who shall meet promptly to discuss the matter, and determine, within [***], whether or not a material breach has occurred pursuant to Section 11.2.1(a) or 11.2.1(b), as applicable. If the Executive Officers are unable to resolve a dispute within such [***] period after it is referred to them, the matter will be resolved as provided in Section 12.7.

11.2.3 Payments. [***]; provided, however, if either Party provides notice of a dispute pursuant to Section 11.2.2 or otherwise and such dispute is resolved in a manner in which no termination of this Agreement occurs with respect to such breach or the breaching Party cures the applicable breach during the Cure Period, then upon such resolution or cure [***].

11.3 Voluntary Termination. Celgene may terminate this Agreement in its entirety or with respect to one or more Programs or the [***]SM Program upon one hundred twenty (120) days’ prior written notice to OncoMed hereunder at any time (it being understood and agreed that Celgene shall be entitled to terminate upon sixty (60) days’ written notice at any time it reasonably determines that such termination is necessary to comply with any Antitrust Law), except that any such termination of this Agreement with respect to any Program as to which Celgene has exercised its Option shall not be permitted during the term of such Development & Commercialization Agreement for such Program, and except that any such termination of this Agreement with respect to the [***]SM Program shall not be permitted during the term of the [***]SM Agreement. For the avoidance of doubt, any such termination of any particular Program(s) or the [***]SM Program pursuant to this Section 11.3 shall not terminate any other Program(s) or the [***]SM Program, and any such termination of the [***]SM Program shall not terminate any Programs.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11.4 Termination for Bankruptcy. If either Party makes a general assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over all or substantially all of its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not dismissed, discharged, bonded or stayed within ninety (90) days after the filing thereof, the other Party may terminate this Agreement in its entirety effective immediately upon written notice to such Party, provided that this Agreement may only be terminated in its entirety pursuant to this Section 11.4 in connection with the termination of the [***]SM Agreement (if executed), and all Development & Commercialization Agreements (if any), executed hereunder. In connection therewith, the provisions of Section 7.1.5 shall apply.

11.5 Termination for Patent Challenge. OncoMed shall have the right to terminate this Agreement on a Program-by-Program basis upon written notice if Celgene or any Affiliate (as defined in Section 1.3(a)) challenges the validity, scope or enforceability of or otherwise opposes any Patent included in the OncoMed IP or the OncoMed Platform Technology that is licensed to Celgene under this Agreement (other than as may be necessary or reasonably required to [***]) it being understood and agreed that OncoMed’s right to terminate this Agreement under this Section 11.5 shall not apply to [***]; provided that OncoMed’s right to terminate this Agreement under this Section 11.5 shall apply to such [***]. If a Sublicensee of Celgene challenges the validity, scope or enforceability of or otherwise opposes any Patent included in the OncoMed IP or the OncoMed Platform Technology under which such Sublicensee is sublicensed, then Celgene shall, upon written notice from OncoMed, terminate such sublicense. For the avoidance of doubt, an action [***], shall not constitute a challenge under this Section 11.5.

11.6 Effects of Expiration or Termination.

11.6.1 Termination by OncoMed Pursuant to Section 11.2, 11.4 or 11.5, by Celgene Pursuant to Section 11.3 or pursuant to Section 6.7. In the event of termination of this Agreement in part with respect to any one or more Programs conducted hereunder, or in its entirety (i) by Celgene pursuant to Section 11.3, (ii) by OncoMed pursuant to Sections 11.2, 11.4 or 11.5, or (iii) pursuant to Section 6.7, notwithstanding anything contained in this Agreement to the contrary, upon the effective date of such termination:

(a) all rights (including all Options granted to Celgene hereunder) and licenses granted herein to Celgene with respect to all terminated Programs shall terminate, Celgene shall cease any and all research, Development, Manufacture and Commercialization activities with respect to all terminated Programs and all Targets and Product Candidates that are the subject of such terminated Programs, and all rights in such terminated Targets and Product Candidates granted by OncoMed to Celgene shall revert to OncoMed;

(b) each Party shall return or destroy all Confidential Information of the other Party with respect to the Terminated Programs and Protein Therapeutics or Small Molecule Compounds being researched, Developed, Manufactured or Commercialized under this Agreement, as required by Article 8;

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) Section 5.1.3 shall continue to apply, if applicable, and Sections 7.1.6 and 7.1.8 shall survive; and

(d) Section 11.7 shall apply.

11.6.2 Termination by Celgene Pursuant to Section 11.2 or 11.4. In the event of termination of this Agreement with respect to any one or more Programs conducted hereunder or in its entirety by Celgene pursuant to Sections 11.2 or 11.4:

(a) with respect to each such Program for which Celgene is exercising its termination right, and for which the applicable Option Term has not yet expired, OncoMed shall enter into either, in its sole discretion, a License Agreement, the form of which is attached hereto as Exhibit A or a Co-Development and Co-Commercialization Agreement, the form of which is attached hereto as Exhibit B, with respect to such Program, except that if [***], OncoMed shall enter into a License Agreement with Celgene, the form of which is attached hereto as Exhibit A, and in each such case [***], unless such termination of this Agreement is by Celgene [***];

(b) with respect to the [***]SM Program, if the [***]SM Option Term has not yet expired, or the [***]SM Option has not been exercised, OncoMed shall enter into the [***]SM Agreement, the form of which is attached hereto as Exhibit H, with respect to the [***]SM Program, and [***], unless such termination of this Agreement is by Celgene [***];

(c) with respect to each of the [***] Umbrella Program and RSPO Umbrella Program, in the event the applicable Pathway Designation Period has not yet expired (subject to Sections 2.2.5 and 2.2.6), within [***] after the effective date of termination, OncoMed shall provide a written list of (i) all then-existing [***] Umbrella Targets or RSPO Umbrella Targets, as applicable, and all then-existing Protein Therapeutics Specifically Directed to each such Target, as applicable and (ii) all material data and information Controlled by OncoMed and related specifically to each such Target and Protein Therapeutic identified in such list, including a list of [***]. Further, upon Celgene’s reasonable request, OncoMed shall provide samples and/or materials [***]. Celgene may request, within [***] after receipt of such list, [***]. After Celgene has received all such information and clarifications, Celgene shall have [***] thereafter to designate Targets within the [***] Umbrella Pathway and/or RSPO Umbrella Pathway (each, a “Termination Designated Target”). Celgene may designate up to four (4) Targets in total, taking into account all then-existing [***] Designated Targets, all then-existing RSPO Designated Targets, and the Termination Designated Targets. Celgene shall have no right to [***]. Within [***] after such designation by Celgene, OncoMed shall enter into either, [***], a License Agreement, the form of which is attached hereto as Exhibit A or a Co-Development and Co-Commercialization Agreement, the form of which is attached hereto as Exhibit B, with respect to such Target, and [***], unless such termination of this Agreement is by Celgene [***]; provided, that if such Target is the [***], then OncoMed shall enter into a License Agreement with Celgene, the form of which is attached hereto as Exhibit A with respect to such Target, and [***], unless such termination of this Agreement is by Celgene [***];

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(d) all Development & Commercialization Agreements previously entered into by the Parties for Programs for which Celgene exercised its Option and the [***]SM Agreement (if executed) shall continue in full force, in accordance with the terms and conditions of such Development & Commercialization Agreements and the [***]SM Agreement, as applicable; and

(e) OncoMed shall promptly return to Celgene all data, Confidential Information and materials transferred by Celgene to OncoMed under this Agreement, consistent with Article 8.

11.7 OncoMed Reversion Compounds.

11.7.1 Reversion. If this Agreement terminates in its entirety with respect to one or more Programs, or if rights revert to OncoMed pursuant to Sections 2.6.1, 2.6.2, 2.6.3(b) or 2.6.4(b), then all Protein Therapeutics Specifically Directed to the Target in such terminated Programs shall be deemed “OncoMed Reversion Compounds”. Celgene shall grant and hereby grants to OncoMed a non-exclusive, royalty-free, non-transferable (except as provided in Section 12.4) license in the Territory, with the right to grant sublicenses, under (a) [***], (b) [***], and (c) [***], (ii) [***], and (iii) [***], that, in each case of (i), (ii) and (iii), are [***], to research, develop, manufacture, use, import, offer for sale, sell, and commercialize OncoMed Reversion Compounds and products containing such OncoMed Reversion Compounds in the Territory in the Field, in each case solely to the extent that [***].

11.7.2 Reversion Royalty. If such OncoMed Reversion Compound is designated as such by reason of a termination under Section 11.2 (by Celgene), Section 11.3 or Section 11.4 (by Celgene), OncoMed shall [***]of (a) [***], provided that [***]. Such [***], until such time as [***]. If a compound becomes an OncoMed Reversion Compound by virtue of a reversion under Section 2.6 or by reason of a termination under Section 11.2 (by OncoMed) or Section 11.4 (by OncoMed) or Section 11.5, OncoMed shall [[***]] as provided in this Section 11.7.2 above except that the [***].

11.7.3 Effects of Reversion. With respect to any Protein Therapeutic that becomes an OncoMed Reversion Compound:

(a) Celgene shall return to OncoMed within a reasonable time, at no cost to OncoMed, all OncoMed Know-How transferred by OncoMed to Celgene with respect to each such OncoMed Reversion Compound;

(b) Except to the extent not permitted pursuant to any agreements between Celgene and a Third Party, Celgene shall provide to OncoMed, within a reasonable time, at OncoMed’s request, subject to OncoMed’s [***] (without duplicating any amounts [***] pursuant to Section 11.7.2), [***] pertaining to the applicable OncoMed Reversion Compounds [***] such OncoMed Reversion Compounds under the terms of this Agreement (and for the avoidance of doubt, this Section 11.7.3(b) shall only apply with respect to [***]); provided that, the foregoing shall not apply with respect to [***];

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) With respect to any Protein Therapeutic that becomes an OncoMed Reversion Compound as a result of termination of this Agreement or termination as to all Programs at a time during which Celgene is conducting a Clinical Trial for such Protein Therapeutic (and for the avoidance of doubt, this Section 11.7.3(c) shall only apply with respect to such Clinical Trials that [***]), Celgene will [***], if such termination is pursuant to Section 11.2 (by OncoMed), 11.3, 11.4 (by OncoMed) or 11.5, and otherwise [***]; and

(d) If Celgene has obtained a Third Party License with respect to such OncoMed Reversion Compound and OncoMed is a sublicensee under such Third Party License, then [***] such Third Party License to the extent [***].

11.8 Surviving Provisions.

11.8.1 Accrued Rights; Remedies. Termination, relinquishment or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such termination, relinquishment or expiration, including the payment obligations under Article 6 hereof, and any and all damages or remedies (whether in law or in equity) arising from any breach hereunder. Such termination, relinquishment or expiration shall not relieve any Party from obligations which are expressly indicated to survive termination of this Agreement. Except as otherwise expressly set forth in this Agreement, the termination provisions of this Article 11 are in addition to any other relief and remedies available to either Party under this Agreement and at Law.

11.8.2 Survival. Notwithstanding any provision herein to the contrary, any rights or obligations otherwise accrued hereunder (including any accrued payment obligations) shall survive the expiration or termination of this Agreement. Further, the rights and obligations of the Parties set forth in the following Sections and Articles shall survive the expiration or termination of this Agreement, in addition to those other terms and conditions that are expressly stated to survive termination or expiration of this Agreement:

(a) 2.3.3(c), 2.3.5 (as to activities conducted during the Term and activities conducted by Celgene following termination, where Celgene retains rights to Develop, Manufacture and Commercialize Products or Product Candidates pursuant to Section 11.6.2), 2.3.6, 2.4 (to the extent that Celgene retains rights to Develop, Manufacture and Commercialize Products or Product Candidates pursuant to Section 11.6.2), 2.5.2 (to the extent that the Materials Receiving Party retains a license to use such Materials following termination), 2.5.3 (as to Materials transferred during the Term), 2.6, 3.3.3, 5.3.2 (for the period set forth therein), 7.1.3, 7.1.4, 7.1.6, 7.1.8, 7.1.9, 7.1.10, 7.2 (with the exception of Section 7.2.7), 7.3.2, 7.3.4 (to the extent applicable to 7.3.2), 7.3.5 (to the extent applicable to 7.3.2), 7.5.4, 7.5.5 (to the extent applicable to 7.5.4), 7.5.6 (to the extent applicable to 7.5.4), 7.5.8 (to the extent applicable to 7.5.4), 7.7, 7.8, 8 (excluding Section 8.7.1 (as to activities conducted during the Term with respect to the terminated Program or Programs), and with respect to Sections 8.6, 8.7.2, 8.7.3 and 8.7.4, only with respect to any Programs that are the subject of executed Development & Commercialization Agreements, or the [***]SM Agreement, as applicable, remaining in effect), 9.4.2, 10 (to the extent applicable to claims arising during the Term or any claims relating to breaches of provisions that are deemed to survive pursuant to this Agreement), 11.6, 11.7, 11.8 and 12; and

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) with respect to any Programs that are the subject of executed Development & Commercialization Agreements (or the [***]SM Agreement, if executed, as applicable) remaining in effect, Sections 2.3.4(b), 4, 5.1, 5.2, 5.3.1(c) (with respect to the [***]SM Agreement), 5.4, 6.8, 9.4.2 and

(c) additionally, if Section 11.6.2 applies to a given Program that is terminated, 2.2.3(c)(iv), 2.2.4(c)(iv), 2.2.9 (to the extent relevant to Celgene’s rights to Develop and Commercialize Products and Product Candidates under Section 11.6.2), 2.3.4(c)(ii) and 3.2 (with respect to any Programs that are the subject of executed Development & Commercialization Agreements remaining in effect), 7.1.5, 7.1.7, 7.6, and 10 (to the extent applicable to claims arising after such expiration or termination to the extent a Party retains a license from the other Party to Develop, Manufacture or Commercialize Products or Product Candidates thereafter);

provided that such survival shall be limited to any specific time periods set forth in such Articles and Sections, if any. For the avoidance of doubt, in the event [***].

11.8.3 Relationship to Other Agreements. Termination of this Agreement with respect to a Program or the [***]SM Program shall not affect in any way the terms or provisions of any then-existing executed Development & Commercialization Agreement for any other Program or, for termination of any Program other than the [***]SM Program, the [***]SM Agreement (if executed) or the Equity Purchase Agreement.

ARTICLE 12.

MISCELLANEOUS

12.1 Severability. If any one or more of the terms or provisions of this Agreement is held by a court of competent jurisdiction or arbitrator to be void, invalid or unenforceable in any situation in any jurisdiction, such holding shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the invalid, void or unenforceable term or provision in any other situation or in any other jurisdiction and the term or provision shall be considered severed from this Agreement, unless the invalid or unenforceable term or provision is of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid or unenforceable term or provision. If the final judgment of such court or arbitrator declares that any term or provision hereof is invalid, void or unenforceable, the Parties agree to (a) reduce the scope, duration, area or applicability of the term or provision or to delete specific words or phrases to the minimum extent necessary to cause such term or provision as so reduced or amended to be enforceable, and (b) make a good faith effort to replace any invalid or unenforceable term or provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12.2 Notices. Any notice required or permitted to be given by this Agreement shall be in writing and in English and shall be (a) delivered by hand or by overnight courier with tracking capabilities, (b) mailed postage prepaid by first class, registered, or certified mail, or (c) delivered by facsimile followed by delivery via either of the methods set forth in Sections 12.2(a) and (b), in each case, addressed as set forth below unless changed by notice so given:

If to Celgene:

Celgene Corporation

86 Morris Avenue

Summit, NJ 07901

Attention:     Senior Vice President Business Development

Telephone:   (908) 673-9000

Facsimile:     (908) 673-2791

If to Celgene Alpine:

Celgene Alpine Investment Company II, LLC

Route de Perreux 1

2017 Boudry

Switzerland

Attention:     Chief Operations Officer

Telephone:   +41 32 729 8500

Facsimile:     +41 32 729 8508

With copies to (in the case of either Celgene or Celgene Alpine):

Celgene Corporation

86 Morris Avenue

Summit, New Jersey 07901

Attention:     General Counsel

Telephone:   (908) 673-9000

Facsimile:     (908) 673-2771

And:

Dechert LLP

902 Carnegie Center

Suite 500

Princeton, NJ 08540

Attention:     James J. Marino & David E. Schulman

Telephone:   (609) 955-3230

Facsimile:     (609) 873-9138

If to OncoMed:

OncoMed Pharmaceuticals, Inc.

800 Chesapeake Drive

Redwood City, California 94063 U.S.A.

Attention: Chief Executive Officer and General Counsel

Telephone: (650)

Facsimile: (650) 298-8600

With copies to:

Latham & Watkins, LLP

140 Scott Drive

Menlo Park, CA 94025

Attention: Alan Mendelson and Judith Hasko

Telephone: (650) 328-4600

Facsimile: (650) 463-2600

Any such notice shall be deemed given on the date received, except any notice received after 5:30 p.m. (in the time zone of the receiving party) on a Business Day or received on a non-Business Day shall be deemed to have been received on the next Business Day. A Party may add, delete, or change the person or address to which notices should be sent at any time upon written notice delivered to the other Parties in accordance with this Section 12.2.

12.3 Force Majeure. Except for the payment of money, no Party shall be liable for delay or failure in the performance of any of its obligations hereunder if such delay or failure is due to a cause beyond the reasonable control of a Party, including acts of God, fires, earthquakes, acts of war, terrorism, or civil unrest, or hurricane or other inclement weather (“Force Majeure”); provided, however, that the affected Party promptly notifies the other Party and further provided that the affected Party shall use its commercially reasonable efforts to avoid or remove such causes of non-performance and to mitigate the effect of such occurrence, and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the Parties shall negotiate in good faith any modifications of the terms of this Agreement that may be necessary or appropriate in order to arrive at an equitable solution.

12.4 Assignment.

12.4.1 Generally. This Agreement may not be assigned by any Party, nor may any Party delegate its obligations or otherwise transfer licenses or other rights created by this Agreement, except as expressly permitted hereunder without the prior written consent of the other Party, which consent will not be unreasonably withheld, delayed or conditioned.

12.4.2 Celgene. Notwithstanding the limitations in Section 12.4.1, Celgene Corp. and Celgene Alpine may assign this Agreement, or any rights or obligations hereunder in whole or in part, to (a) one or more Affiliates solely as provided in this Section 12.4.2 or (b) its successor in interest in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Agreement; provided however that, except in the case where Celgene Corp., or Celgene Alpine, as applicable, [***], (i) Celgene Corp. or Celgene Alpine, as applicable, provides OncoMed with at least [***] advance written notice of any such assignment(s), (ii) prior to such assignment(s), Celgene Corp. or Celgene Alpine, as applicable, agrees in a written agreement delivered to OncoMed (and upon which OncoMed may rely) to remain fully liable for the performance of its obligations under this Agreement by its assignee(s), and (iii) prior to such assignment(s), the assignee(s) agree in a written agreement delivered to OncoMed (and upon which OncoMed may rely) to assume performance of all such assigned obligations. If Celgene Corp. or Celgene Alpine, as applicable, wishes to assign [***], it will be permitted to do so conditioned on [***], pursuant to which such [***]. In the case of any assignment by Celgene Corp. or Celgene Alpine, as applicable, whether pursuant to Section 12.4.1 or this 12.4.2, Celgene shall [***].

12.4.3 OncoMed. Notwithstanding the limitations in Section 12.4.1, OncoMed may assign this Agreement, or any rights or obligations hereunder in whole or in part, to (a) one or more Affiliates solely as provided in this Section 12.4.3 or (b) its successor in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Agreement; provided however that, except in the case where OncoMed [***], (i) OncoMed provides Celgene with at least [***] advance written notice of any such assignment(s), (ii) prior to such assignment(s), OncoMed agrees in a written agreement delivered to Celgene (and upon which Celgene may rely) to remain fully liable for the performance of its obligations under this Agreement by its assignee(s), and (iii) prior to such assignment(s), the assignee(s) agree in a written agreement delivered to Celgene (and upon which Celgene may rely) to assume performance of all such assigned obligations, (iv) in the case of any assignment(s) by OncoMed, all [***], and (v) all of the matters referred to in clauses (i), (ii), (iii) and (iv), as applicable, will be set forth in documentation [***] prior to any such assignment(s) [***] and in all cases will provide [***]. If OncoMed wishes to assign [***], it will be permitted to do so conditioned on [***]. In the case of any assignment by OncoMed, whether pursuant to Section 12.4.1 or this 12.4.3, OncoMed shall [***].

12.4.4 All Other Assignments Null and Void. The terms of this Agreement will be binding upon and will inure to the benefit of the successors, heirs, administrators and permitted assigns of the Parties. Any purported assignment in violation of this Section 12.4 will be null and void ab initio.

12.4.5 Business Combinations. Notwithstanding anything to the contrary in this Agreement, with respect to any intellectual property rights controlled by the acquiring party or its Affiliates (if other than one of the Parties to this Agreement) involved in any Business Combination of either Party, such intellectual property rights shall not be included in the technology and intellectual property rights licensed to the other Party hereunder to the extent held by such acquirer or its Affiliate (other than the relevant Party to this Agreement) prior to such transaction, or to the extent such technology is developed outside the scope of activities conducted with respect to the Collaboration, any Program, the [***]SM Program, Product

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Candidates, Products or related Diagnostic Products. The OncoMed IP and the Celgene Background IP shall exclude any intellectual property owned or controlled by a permitted assignee or successor and not developed in connection with the Collaboration, any Program, the [***]SM Program, Product Candidates, or Products, or related Diagnostic Products, researched, Developed or Commercialized pursuant to this Agreement, any Development & Commercialization Agreement or the [***]SM Agreement.

12.5 Waivers and Modifications. The failure of any Party to insist on the performance of any obligation hereunder shall not be deemed to be a waiver of such obligation. Waiver of any breach of any provision hereof shall not be deemed to be a waiver of any other breach of such provision or any other provision on such occasion or any succeeding occasion. No waiver, modification, release, or amendment of any obligation under or provision of this Agreement shall be valid or effective unless in writing and signed by the Parties against whom enforcement is sought.

12.6 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

12.7 Choice of Law; Jurisdiction; Venue. This Agreement shall be governed by, enforced, and shall be construed in accordance with the Laws of the State of New York without regard to any conflicts of law provision that would result in the application of the Laws of any State other than the State of New York and excluding the United Nations Convention on Contracts for the International Sales of Goods; provided however that with respect to matters involving the enforcement, validity or scope of intellectual property rights, the Laws of the applicable country shall apply. Each Party hereby irrevocably and unconditionally (a) consents to submit to the non-exclusive jurisdiction of the state and federal courts located in New York, New York, for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby and (b) waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the state and federal courts of New York, New York, and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. In addition, during the pendency of any dispute under this Agreement initiated before the end of any applicable cure period, (i) this Agreement will remain in full force and effect, (ii) the provisions of this Agreement relating to termination will not be effective, (iii) the time periods for cure as to any termination notice given prior to the initiation of the court proceeding will be tolled, and (iv) neither of the Parties will issue a notice of termination pursuant to this Agreement based on the subject matter of the court proceeding (and no effect will be given to previously issued termination notices), until the court has confirmed the existence of the facts claimed by a Party to be the basis for the asserted material breach.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12.8 Relationship of the Parties. OncoMed and Celgene are independent contractors under this Agreement. [***], nothing contained herein is intended or is to be construed so as to constitute (a) OncoMed as partner, agent, or joint venturer of Celgene or (b) Celgene as a partner, agent or joint venturer of OncoMed. Neither OncoMed nor Celgene shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of Celgene or OncoMed, respectively, or to bind Celgene or OncoMed, respectively, to any contract, agreement, or undertaking with any Third Party. There are no express or implied third party beneficiaries hereunder.

12.9 Entire Agreement. This Agreement, together with the attached Exhibits (including the form of License Agreement, the form of Co-Development and Co-Commercialization Agreement, the form of [***]SM Agreement, and the Equity Purchase Agreement) and Schedules, contains the entire agreement by the Parties with respect to the subject matter hereof and supersedes any prior express or implied agreements, understandings and representations, either oral or written, which may have related to the subject matter hereof in any way, including the Existing Confidentiality Agreement (as set forth in Section 8.8) and any and all term sheets relating to the transactions contemplated by this Agreement and exchanged between the Parties prior to the Effective Date.

12.10 Counterparts. This Agreement may be executed in counterparts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together, and shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a fax machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent that such defense relates to lack of authenticity.

12.11 Equitable Relief. Notwithstanding anything to the contrary herein, the Parties shall be entitled to seek equitable relief, including injunction and specific performance, as a remedy for any breach of this Agreement. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Agreement but shall be in addition to all other remedies available at law or equity. The Parties further agree not to raise as a defense or objection to the request or granting of such relief that any breach of this Agreement is or would be compensable by an award of money damages.

12.12 Interpretation.

12.12.1 Generally. This Agreement has been diligently reviewed by and negotiated by and among the Parties, and in such negotiations each of them has been represented by competent counsel, and the final agreement contained herein, including the language whereby it has been expressed, represents the joint efforts of the Parties and their counsel. Accordingly, in interpreting this Agreement or any provision hereof, no presumption shall apply against any Party as being responsible for the wording or drafting of this Agreement or any such provision, and ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12.12.2 Definitions; Pronouns. The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined and where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms. The word “will” shall be construed to have the same meaning and effect as the word “shall.” The word “any” shall mean “any and all” unless otherwise clearly indicated by context. The word “including,” “includes,” “include,” “for example,” and “e.g.” will be deemed to be followed by the words “without limitation.” The word “or” is disjunctive but not necessarily exclusive. The words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.

12.12.3 Subsequent Events. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, or other document herein shall be construed as referring to such agreement, instrument, or other document as from time to time amended, supplemented, or otherwise modified (subject to any restrictions on such amendments, supplements, or modifications set forth herein or therein), (ii) any reference to any Laws herein shall be construed as referring to such Laws as from time to time enacted, repealed, or amended, (iii) any reference herein to any Person shall be construed to include the Person’s successors and assigns, and (iv) all references herein to Articles, Sections, Schedules or Exhibits, unless otherwise specifically provided, shall be construed to refer to Articles, Sections, Schedules and Exhibits of this Agreement.

12.12.4 Headings. Headings, captions and the table of contents are for convenience only and are not to be used in the interpretation of this Agreement.

12.12.5 Prior Drafts. No prior draft of this Agreement nor any course of performance or course of dealing shall be used in the interpretation or construction of this Agreement.

12.12.6 Independent Significance. Although the same or similar subject matters may be addressed in different provisions of this Agreement, the Parties intend that, except as reasonably apparent on the face of the Agreement or as expressly provided in this Agreement, each such provision shall be read separately, be given independent significance and not be construed as limiting any other provision of this Agreement (whether or not more general or more specific in scope, substance or content).

12.13 Further Assurances. Each Party shall execute, acknowledge and deliver such further instruments, and do all such other acts, as may be necessary or appropriate in order to carry out the expressly stated purposes and the clear intent of this Agreement.

12.14 Celgene Parties. The Parties hereby acknowledge and agree that (a) Celgene Corp. is the party to this Agreement with respect to all rights and obligations under this Agreement in the United States, provided that with respect to payment obligations under this Agreement, Celgene Corp. is the responsible party with respect to all such payment obligations except those under Section 6.1(b); (b) Celgene Alpine is the party to this Agreement with respect to all rights and obligations under this Agreement outside of the United States, provided that with respect to payment obligations under this Agreement, Celgene Alpine is not a responsible party with respect to any such payment obligations except those under Section 6.1(b); and (c) as between OncoMed, on the one hand, and Celgene Corp. and Celgene Alpine, on the other, Celgene Corp. shall undertake all actions permitted or required to be taken by Celgene Corp. and/or Celgene Alpine.

[Signature Page Follows]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this MASTER RESEARCH AND COLLABORATION AGREEMENT to be executed by their respective duly authorized officers as of the Effective Date.

ONCOMED PHARMACEUTICALS, INC.	CELGENE CORPORATION

By:	By:

Name:	Name:

Title:	Title:

Solely with respect to the rights and obligations under this Master Research and Collaboration Agreement outside of the United States (subject to Section 12.14):

CELGENE ALPINE INVESTMENT COMPANY II, LLC

By its managing member, Celgene International Sàrl

By:

Name: Robert J. Hugin

Title: Director

[Signature page to Master Research and Collaboration Agreement]

EXHIBIT A

Form of License Agreement

Please see attached.

A - 1

FORM OF LICENSE AGREEMENT

LICENSE AGREEMENT

by and among

ONCOMED PHARMACEUTICALS, INC.

and

CELGENE CORPORATION

and

CELGENE ALPINE INVESTMENT COMPANY II, LLC,

Dated as of [•], [•]

ARTICLE 1 DEFINITIONS	2

ARTICLE 2 DEVELOPMENT AND COMMERCIALIZATION	9

2.1 LICENSED PROGRAM, TARGET AND CANDIDATES	9

2.2 DEVELOPMENT; COMMERCIALIZATION	9

2.3 REGULATORY	11

2.4 MANUFACTURING AND SUPPLY	12

2.5 ASSISTANCE	12

2.6 RECORDS; REPORTS; RESULTS	13

2.7 MATERIALS TRANSFER; LICENSE	13

2.8 NO REPRESENTATION	14

2.9 COVENANT DURING LICENSE TERM	14

ARTICLE 3 CONVERSION FROM CO-DEVELOPMENT AND CO-COMMERCIALIZATION AGREEMENT	14

3.1 CONVERSION	14

ARTICLE 4 ANTITRUST AND COMPETITION LAW COMPLIANCE	14

4.1 ANTITRUST COMPLIANCE	15

ARTICLE 5 EXCLUSIVITY	15

5.1 EXCLUSIVITY	15

ARTICLE 6 FINANCIAL TERMS	16

6.1 DEM PROGRAM	16

6.2 BSP PROGRAM	16

6.3 [***] DESIGNATED PROGRAM OR RSPO DESIGNATED PROGRAM	16

6.4 CLINICAL SUPPLY FOR DEM PROGRAM	16

6.5 MILESTONE PAYMENT TERMS	16

6.6 ROYALTIES PAYMENT TERMS	16

6.7 ADDITIONAL PAYMENT TERMS	18

6.8 RECORDS RETENTION BY CELGENE; REVIEW BY ONCOMED	19

6.9 [***]	20

ARTICLE 7 INTELLECTUAL PROPERTY	20

7.1 LICENSE	20

7.2 OWNERSHIP	22

7.3 PROSECUTION AND MAINTENANCE OF PATENTS	22

7.4 DEFENSE OF CLAIMS BROUGHT BY THIRD PARTIES	22

7.5 ENFORCEMENT OF PATENTS	23

7.6 PATENT TERM EXTENSIONS	26

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

i

7.7 ONCOMED PLATFORM TECHNOLOGY	26

7.8 CELGENE PATENTS	26

7.9 REGULATORY DATA PROTECTION	26

7.10 THIRD PARTY LICENSES	26

7.11 ONCOMED LICENSED PATENTS	26

ARTICLE 8 ONCOMED UPSTREAM AGREEMENTS	26

8.1 UPSTREAM OBLIGATIONS	27

8.2 MICHIGAN AGREEMENT	27

8.3 LONZA AGREEMENTS	27

8.4 OTHER THIRD PARTY OBLIGATIONS.	28

ARTICLE 9 INDEMNIFICATION; INSURANCE	28

9.1 INDEMNIFICATION BY CELGENE	28

9.2 INDEMNIFICATION BY ONCOMED	29

9.3 NOTICE OF CLAIMS	29

9.4 INDEMNIFICATION PROCEDURES	30

9.5 INSURANCE	31

9.6 LIMITATION OF LIABILITY	31

ARTICLE 10 LICENSE TERM AND TERMINATION	31

10.1 LICENSE TERM; EXPIRATION	31

10.2 TERMINATION WITHOUT CAUSE	32

10.3 TERMINATION FOR BREACH	33

10.4 TERMINATION FOR PATENT CHALLENGES	34

10.5 TERMINATION FOR BANKRUPTCY	34

10.6 EFFECTS OF EXPIRATION OR TERMINATION	34

10.7 ONCOMED REVERSION PRODUCTS	35

10.8 SURVIVAL OF SUBLICENSEES	37

10.9 SURVIVING PROVISIONS	37

10.10 RELATIONSHIP TO OTHER AGREEMENTS	38

ARTICLE 11 MISCELLANEOUS	38

11.1 CONFIDENTIALITY; PUBLICITY	38

11.2 DISCLAIMER OF WARRANTIES	38

11.3 APPLICABILITY OF TERMS OF MASTER COLLABORATION AGREEMENT	38

11.4 ASSIGNMENT	39

11.5 ENTIRE AGREEMENT	40

11.6 CELGENE PARTIES	40

ii

LIST OF EXHIBITS

Exhibit A	Licensed Program
Exhibit B	Licensed Target and Licensed Candidates
Exhibit C-1	Financial Terms – DEM Program
Exhibit C-2	Financial Terms – BSP Program
Exhibit C-3	Financial Terms – [***] Designated Program or RSPO Designated Program
Exhibit D	Press Release
Exhibit E	Form of License Material Transfer Agreement

LIST OF SCHEDULES

Schedule 7.11 OncoMed Licensed Patents

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

iii

LICENSE AGREEMENT

This LICENSE AGREEMENT (this “License Agreement”) is entered into and made effective as of [•], 20     (the “License Agreement Effective Date”) by and among OncoMed Pharmaceuticals, Inc., a Delaware corporation (“OncoMed”), and Celgene Corporation, a Delaware corporation (“Celgene Corp.”), with respect to all rights and obligations under this License Agreement in the United States (subject to Section 11.6), and Celgene Alpine Investment Company II, LLC, a Delaware limited liability company (“Celgene Alpine”), with respect to all rights and obligations under this License Agreement outside of the United States (subject to Section 11.6) (Celgene Alpine and Celgene Corp. together, “Celgene”). Celgene and OncoMed are each referred to herein by name or as a “Party” or, collectively, as the “Parties.”

RECITALS

WHEREAS, OncoMed, Celgene and Celgene Alpine entered into that certain Master Research and Collaboration Agreement, dated as of December 2, 2013 (the “Master Collaboration Agreement”), pursuant to which Celgene has an exclusive option to obtain an exclusive license to develop, manufacture and commercialize Product Candidates arising out of activities conducted pursuant to a Program (each, as defined in the Master Collaboration Agreement);

WHEREAS, pursuant to the terms of the Master Collaboration Agreement, upon exercise by Celgene of its option with respect to a Program, the Parties are obligated to enter into either a license agreement or a co-development and co-commercialization agreement with respect to such Program;

WHEREAS, pursuant to the terms of the Master Collaboration Agreement, with respect to the [***] (as defined in the Master Collaboration Agreement), the Parties are obligated to enter into this license agreement upon exercise by Celgene of its option with respect to such Program;

WHEREAS, pursuant to the terms of the Master Collaboration Agreement, with respect to all Programs other than the [***], OncoMed may elect to opt-out of its co-development and co-commercialization rights with respect to such Program prior to the exercise by Celgene of its option with respect to such Program, in which case upon exercise by Celgene of its option with respect to such Program, the Parties are obligated to enter into this license agreement with respect to such Program;

WHEREAS, pursuant to the terms of the Master Collaboration Agreement, with respect to all Programs other than the [***], upon exercise by Celgene of its option with respect to such Program, the Parties are obligated to enter into a Co-Development and Co-Commercialization Agreement, pursuant to which OncoMed may elect to opt-out of its co-development and co-commercialization rights thereunder, in which case, the Co-Development and Co-Commercialization Agreement terminates and the Parties are obligated to enter into this license agreement with respect to such Program; and

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

WHEREAS, as a result of one of the foregoing circumstances with respect to a particular Licensed Program (as defined below), Celgene and OncoMed are obligated to enter into this License Agreement pursuant to which OncoMed grants to Celgene exclusive and worldwide rights with respect to the development, manufacture and commercialization of the Licensed Candidates (as defined below), and products containing such Licensed Candidates, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1

DEFINITIONS

Capitalized terms used, but not defined, herein will have the meanings ascribed to them in the Master Collaboration Agreement.

1.1 “Comparable License Third Party Product” means, on a Licensed Product-by-Licensed Product and country-by-country basis, any pharmaceutical or biological product (a) that contains (i) [***] such Licensed Product, or (ii) a [***], (b) for which [***], (c) is [***], or any other equivalent [***] in such country, and (d) is sold in the same country as such Licensed Product by [***].

1.2 “First License Sale” means, on a Licensed Product-by-Licensed Product and Diagnostic Product-by-Diagnostic Product basis, the first sale [***] by Celgene or its Affiliates or Sublicensees for use or consumption by the general public of such Licensed Product (or Diagnostic Product, as applicable) in the Territory for which all Regulatory Approvals that may be legally required in order to sell such Licensed Product (or Diagnostic Product, as applicable) in such country have been granted; in each case, provided, however, that the following shall not constitute a First License Sale: (a) any sale to an Affiliate or Sublicensee unless the Affiliate or Sublicensee is the last entity in the distribution chain of the Licensed Product (or Diagnostic Product, as applicable); (b) any use of such Licensed Product or Diagnostic Product in Clinical Trials, non-clinical development activities or other development activities with respect to such Licensed Product or Diagnostic Product by or on behalf of a Party, or disposal or transfer of such Licensed Product or Diagnostic Product for a bona fide charitable purpose; and (c) compassionate use, in each case for which no payment is received by Celgene, its Affiliates or Sublicensees.

1.3 “License Annual Net Sales” means, on a Licensed Product-by-Licensed Product and Diagnostic Product-by-Diagnostic Product basis, total License Net Sales by Celgene, its Affiliates and Sublicensees in the Territory of such Licensed Product in a particular Calendar Year.

1.4 “License Net Sales” means, with respect to any Licensed Product, the gross amounts invoiced by Celgene, its Affiliates and Sublicensees (each, a “License Selling Party”) to Third Party customers for sales of such Licensed Product, less the following deductions actually incurred, allowed, paid, accrued or specifically allocated in its financial statements in accordance with (as applicable to the License Selling Party) the Accounting Principles, for:

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

(a) discounts (including trade, quantity and cash discounts) actually allowed, cash and non-cash coupons, retroactive price reductions, and charge-back payments and rebates granted to any Third Party (including to Governmental Authorities, purchasers, reimbursers, customers, distributors, wholesalers, and group purchasing and managed care organizations or entities (and other similar entities and institutions));

(b) credits or allowances, if any, on account of price adjustments, recalls, claims, damaged goods, rejections or returns of items previously sold (including Licensed Product returned in connection with recalls or withdrawals) and amounts written off by reason of uncollectible debt; provided, that if the debt is thereafter paid, the corresponding amount shall be added to the License Net Sales of the period during which it is paid;

(c) rebates (or their equivalent), administrative fees, chargebacks and retroactive price adjustments and any other similar allowances granted by a License Selling Party (including to Governmental Authorities, purchasers, reimbursers, customers, distributors, wholesalers, and group purchasing and managed care organizations and entities (and other equivalent entities and institutions)) which effectively reduce the selling price or gross sales of the Licensed Product, as well as costs of distribution and wholesale;

(d) insurance, customs charges, freight, postage, shipping, handling, and other transportation costs incurred by a License Selling Party in shipping Licensed Product to a Third Party;

(e) import taxes, export taxes, excise taxes (including annual fees due under Section 9008 of the United States Patient Protection and Affordable Care Act of 2010 (Pub. L. No. 111-48) and other comparable Laws), sales tax, value-added taxes, consumption taxes, duties or other taxes levied on, absorbed, determined and/or imposed with respect to such sales (excluding income or net profit taxes or franchise taxes of any kind); and

(f) reasonable discounts due to factoring of receivables that are incurred consistent with its other pharmaceutical products of like character in a given country.

If non-monetary consideration is received by a License Selling Party for any Licensed Product in the relevant country, License Net Sales will be calculated based on the average price charged for such Licensed Product, as applicable, during the preceding royalty period, or in the absence of such sales, the fair market value of the Licensed Product, as applicable, as determined by the Parties in good faith. Notwithstanding the foregoing, License Net Sales shall not be imputed to transfers of Licensed Products, as applicable, for use in Clinical Trials, non-clinical development activities or other development activities with respect to Licensed Products by or on behalf of the Parties, for bona fide charitable purposes or for compassionate use or for Licensed Product samples, if no monetary consideration is received for such transfers.

License Net Sales shall be determined on, and only on, the first sale by Celgene or any of its Affiliates or Sublicensees to a non-Sublicensee Third Party.

3

If a Licensed Product is sold as part of a License Combination Product (as defined below), License Net Sales will be the product of (i) License Net Sales of the License Combination Product calculated as above (i.e., calculated as for a non-License Combination Product) and (ii) the fraction (A/(A+B)), where:

“A” is the gross invoice price in such country of the Licensed Product comprising a Lead Candidate as the sole therapeutically active ingredient; and

“B” is the gross invoice price in such country of the other therapeutically active ingredients contained in the License Combination Product.

If “A” or “B” cannot be determined by reference to non-License Combination Product sales as described above, then License Net Sales will be calculated as above, but the gross invoice price in the above equation shall be determined by mutual agreement reached in good faith by the Parties prior to the end of the accounting period in question based on an equitable method of determining the same that takes into account, in the applicable country, variation in dosage units and the relative fair market value of each therapeutically active ingredient in the License Combination Product.

As used in this definition of “License Net Sales,” “License Combination Product” means a Licensed Product that contains one or more additional active ingredients (whether co-formulated or co-packaged) that are neither Licensed Candidates nor generic or other non-proprietary compositions of matter. Pharmaceutical dosage form vehicles, adjuvants and excipients shall be deemed not to be “active ingredients.” For clarity, solely for the purposes of determining what constitutes License Annual Net Sales of Diagnostic Products, and for no other purpose, the foregoing definition of License Net Sales will apply to sales of Diagnostic Products as if such Diagnostic Products were Licensed Products.

1.5 “License Regulatory-Based Exclusivity” means, on a Licensed Product-by-Licensed Product and country-by-country basis, that (a) Celgene or any of its Affiliates or Sublicensees has been granted the exclusive legal right by a Regulatory Authority (or is otherwise entitled to the exclusive legal right by operation of Law) in such country to market and sell the Licensed Product or the active ingredient comprising such Licensed Product in such country, or (b) the data and information submitted by Celgene or any of its Affiliates or Sublicensees to the relevant Regulatory Authority in such country for purposes of obtaining Regulatory Approval may not be disclosed, referenced or relied upon in any way by any Person other than Celgene, its Affiliates or Sublicensees (including by relying upon the Regulatory Authority’s previous findings regarding the safety or effectiveness of the Licensed Product) to support the Regulatory Approval or marketing of any product by a Third Party in such country.

1.6 “License Royalty Term” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the period of time commencing on the First License Sale of such Licensed Product in such country and expiring upon the latest of (a) the expiration of the last Valid Claim of [***] of such Licensed Product in such country, (b) the expiration of License Regulatory-Based Exclusivity of such Licensed Product in such country, and (c) the [***] anniversary of the date of First License Sale of such Licensed Product in such country. “License

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4

Royalty Term” means, with respect to Diagnostic Products related to Licensed Products, on a Diagnostic Product-by-Diagnostic Product and country-by-country basis, the period of time commencing on the First License Sale of such Diagnostic Product in such country and expiring upon the latest of (x) the expiration of the last Valid Claim of [***] of such Diagnostic Product in such country, and (y) the [***] anniversary of the date of First License Sale of such Diagnostic Product in such country.

1.7 “Manufacturing Transition Costs” means the [***] costs associated with the transfer by OncoMed, following the License Agreement Effective Date, of responsibility for Manufacturing and CMC Activities to Celgene or a Third Party, including [***], and [***] in relation to such transfer. Manufacturing Transition Costs shall [***].

1.8 “OncoMed Licensed IP” means, with respect to the Licensed Program, (a) all OncoMed IP Controlled by OncoMed and/or its Affiliates as of the License Agreement Effective Date or at any time thereafter during the License Term that is (i) [***] or (ii) [***], (b) OncoMed’s interest in Joint Collaboration IP, and (c) OncoMed’s interest in [***]. The Patents set forth on Schedule 7.11 are included in the OncoMed Licensed IP. Notwithstanding anything to the contrary in this Section 1.8 or on Schedule 7.11, Patents included in the OncoMed Licensed IP shall not include (A) any Patents to the extent such Patents [***], or (B) any Patents to the extent such Patents [***], unless and until [***] for the Licensed Program (to the extent such Licensed Program was the subject of a Co-Development and Co-Commercialization Agreement previously).

1.9 Additional Definitions. Each of the following terms has the meaning described in the corresponding section of this License Agreement indicated below:

Definition:	Section:

[***] Rate Year	Exhibit C-1
Celgene	Preamble
Celgene Alpine	Preamble
Celgene Licensed Patents	7.5.2(a)(i)
Commercialization Report	2.2.4
Cure Period	10.3.1
[***]	[[***]]
GSK	8.4
GSK Agreement	8.4
Hatch-Waxman Act	7.5.2(a)(i)
Indemnification Claim	9.3
Indemnitee	9.3
Indemnitor	9.3
[***]	[[***]]
License Agreement	Preamble
License Agreement Effective Date	Preamble
License Combination Product	1.4
License Competitive Infringement	7.5.1

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5

Definition:	Section:

License Enforcement Proceeding	7.5.2(b)
License Lonza Royalty Uplift	2.4.2
License Material Transfer Agreement	2.7.1
License Materials	2.7.1
License Materials Receiving Party	2.7.1
License Selling Party	1.4
License Step-In Proceeding	7.5.2(b)
License Purpose	2.7.1
License Term	10.1.1
License Transferring Party	2.7.1
Licensed Candidates	Exhibit B
Licensed Program	Exhibit A
Licensed Program Assets	2.9
Licensed Target	Exhibit B
Master Collaboration Agreement	Recitals
OncoMed	Preamble
OncoMed Licensed Patent	7.5.1
OncoMed Licensed Product Patents	7.5.2(a)(i)
OncoMed Reversion Products	10.7.1
Package	6.6.6
Party or Parties	Preamble
[***]	[***]

1.10 Definitions from Master Collaboration Agreement. Each of the following terms has the meaning described in the Master Collaboration Agreement:

Defined Term
Abraxane®
Accounting Principles
Affiliate
Antibody Construct
Antibody Technology
Antitrust Law
Bankruptcy Code
Biologics License Application or BLA
Biomarker
Bispecific Technology
BSP
BSP Option Term
BSP Program
Business Combination

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6

Business Day
Calendar Quarter
Calendar Year
Celgene Background IP
Celgene Background IP Transfer Agreement
Celgene Background Patents
Celgene Indemnitees
Celgene Owned Inventions
Celgene Patents
CMC Activities
Claims
Clinical Trial
Co-Co Candidate
Co-Co Product
Collaboration
Collaboration IP
Collaboration Patents
Commercialization
Commercially Reasonable Efforts
Confidential Information
Control, Controls or Controlled
Cover, Covering or Covered
Damages
DEM Option Term
DEM Program
Demcizumab
Development
Development & Commercialization Agreement
Diagnostic Product
Different Histology
DLL4
Dollars or $
EMA
Equity Purchase Agreement
Excluded MorphoSys Antibodies
Excluded Target
Executive Officers
Existing Agreements
FDA
Field
FPFV
Good Clinical Practices or GCP
Good Laboratory Practices or GLP
Good Manufacturing Practices or GMP
Governmental Authority

7

[***] Designated Program
[***] Designation Notice
[***] Option Term
[***]SM Agreement
[***]SM Program Asset
[***]SM Program Compound
IND
Indication
Inventions
Joint Collaboration IP
JSC
Know-How
Law or Laws
Licensed Candidate
Licensed Product
Litigation Conditions
Lonza
Lonza Agreements
Lonza Collaboration Agreement
Lonza Multi-Product License Agreement
Lonza Research Agreement MAbTrap Technology
Major EU Market
Manufacture
MHLW
Michigan Agreement
Michigan Patents
MorphoSys Agreement
Non-RSPO3 Designated Program
OncoMed Indemnitees
OncoMed IP
OncoMed Patents
OncoMed Platform Technology
Option
Option Term
Patent
Patent Committee
Pathway Designated Program
Person
Phase 3 Clinical Trial
Pivotal Clinical Trial
Product
Product Candidate
Product Liability
Program

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8

Prosecution and Maintenance
Protein Therapeutic
Regulatory Approval
Regulatory Authority
Regulatory Materials
RSPO3 Designated Program
RSPO Designated Program
RSPO Designation Notice
RSPO Option Term
Specifically Directed
Sublicensee
Target
Third Party
Third Party License
United States or U.S.
University of Michigan
Valid Claim
VEGF

ARTICLE 2

DEVELOPMENT AND COMMERCIALIZATION

2.1 Licensed Program, Target and Candidates.

2.1.1 Licensed Program. The Licensed Program is the Program set forth on Exhibit A. In the event this License Agreement is entered into pursuant to a Co-Development and Co-Commercialization Agreement, the Parties hereby acknowledge and agree that the upfront payment (if any) set forth in Paragraph 1 of Exhibit C-1, C-2 or C-3, as applicable, of such Co-Development and Co-Commercialization Agreement has been paid, and therefore no upfront payment is due by Celgene with respect to the execution of this License Agreement.

2.1.2 Licensed Target. The Licensed Target is set forth on Exhibit B.

2.1.3 Licensed Candidates. The Licensed Candidates, as of the License Agreement Effective Date, are set forth on Exhibit B.

2.2 Development; Commercialization.

2.2.1 Diligence. Celgene, directly or through one or more of its Affiliates or Sublicensees, will use Commercially Reasonable Efforts to Develop and Commercialize Licensed Product in the Field in the Territory.

2.2.2 Responsibility. As of and after the License Agreement Effective Date, except as set forth in Sections 2.2.2(a) and 2.2.2(b), Celgene will assume sole responsibility for, and control of, Developing, Manufacturing and Commercializing Licensed Candidates, Licensed Products and Diagnostic Products in the Field in the Territory, and, except as otherwise set forth

9

in this License Agreement, will have sole responsibility for all costs and expenses arising from the Development, Manufacture and Commercialization of Licensed Candidates and Licensed Products in the Field in the Territory, including any costs associated with the transition of Manufacturing. Notwithstanding the foregoing:

(a) Clinical Trials. If OncoMed was conducting a Clinical Trial(s) with respect to any Licensed Candidate and/or Licensed Product under the Collaboration which has not been completed as of the License Agreement Effective Date, at [***], OncoMed will continue to be responsible for the performance of such Clinical Trial, [***] in accordance with the terms of the applicable Clinical Trial protocol until completion thereof. In the event OncoMed continues, [***] as specified above, to be responsible for the performance of such Clinical Trial, [***]; and

(b) Clinical Supply. Subject to Section 6.4, if OncoMed was responsible for supply of Licensed Candidate and/or Licensed Product for any Clinical Trial(s) conducted with respect to the relevant Licensed Program that have not been completed as of the License Agreement Effective Date, OncoMed will continue to be responsible for supplying such Licensed Candidate and/or Licensed Product for such Clinical Trial(s) (in the relevant dosage strength, formulation and presentation), regardless of whether OncoMed or Celgene is conducting such Clinical Trial, and Celgene shall [***].

2.2.3 Meetings and Reports. During the License Term:

(a) JSC. The JSC shall remain established as set forth in Section 4.2 of the Master Collaboration Agreement, and shall be responsible for performing the functions set forth in Section 4.2.3 and Section 4.2.4(a) of the Master Collaboration Agreement solely as a forum for exchanging information and facilitating discussions, subject to Celgene’s final decision making right with respect to all activities relating to the Licensed Program, as set forth in Section 4.2.5 of the Master Collaboration Agreement;

(b) Patent Committee. The Patent Committee shall remain established, and shall perform the functions set forth in Section 4.3 and Article 7 of the Master Collaboration Agreement with respect to the Parties’ activities under this License Agreement, solely as a forum for exchanging information and facilitating discussions; and

(c) Status Reports. Celgene shall provide a written progress report, which may be made to the JSC, at least [***] a Calendar Year, on the status of its activities with respect to the Licensed Program, including the status of the any Licensed Candidate being Developed and/or Commercialized under such Licensed Program.

2.2.4 Commercialization Reports. At least [***] during each Calendar Quarter during the License Term, Celgene shall provide to OncoMed, through the JSC, with a [***] on the status of its commercialization activities with respect to Licensed Products and related Diagnostic Products (a “Commercialization Report”) during the applicable Calendar Quarter, and Celgene’s plans with respect to Commercialization of Licensed Product during [***] period. Such Commercialization Report with respect to Licensed Products and Diagnostic Products shall describe [***]. At least [***] under this License Agreement, the JSC shall discuss and agree upon the form and content for such Commercialization Report.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10

2.3 Regulatory.

2.3.1 Transfer of Regulatory Materials. OncoMed shall transfer, promptly after the License Agreement Effective Date (but subject to Section 2.3.2), to Celgene any and all Regulatory Materials (including the IND and BLA and any foreign counterparts thereof) for all Licensed Candidates, Licensed Products and Diagnostic Products, and thereafter Celgene (or its designee) shall file and hold title to all Regulatory Materials and Regulatory Approvals and supplements thereto relating to Licensed Candidates, Licensed Products and Diagnostic Products.

2.3.2 Responsibility. As of and after the date upon which the transfer is effected pursuant to Section 2.3.1, Celgene will lead and have sole control of all efforts with Regulatory Authorities regarding the Development, Manufacture and Commercialization of Licensed Candidates, Licensed Products and Diagnostic Products in the Field in the Territory, including taking full responsibility for preparing and filing the relevant Regulatory Materials and seeking Regulatory Approval. During the License Term, Celgene shall keep OncoMed reasonably informed, through updates at each meeting of the JSC, of material regulatory activities and events that occur with respect to Licensed Candidates, Licensed Products and Diagnostic Products. Notwithstanding the foregoing, in the event OncoMed continues to be responsible for the performance of a Clinical Trial pursuant to and in accordance with Section 2.2.2(a), OncoMed will retain ownership of any Regulatory Materials and Regulatory Approvals (including the IND) for Licensed Candidates and Licensed Products until completion of such Clinical Trial. In the event of failure to assign such Regulatory Materials and Regulatory Approvals to Celgene as required by Section 2.3.1 and this Section 2.3.2, OncoMed hereby consents and grants to Celgene the right to access and reference (without any further action required on the part of OncoMed, whose authorization to file this consent with any Regulatory Authority is hereby granted) any such Regulatory Materials and Regulatory Approvals.

2.3.3 Pharmacovigilance; REMS. [***] will deploy and administer any REMS or other safety monitoring activity implemented for the Licensed Product in the Territory, and be responsible for all pharmacovigilance activities for the Licensed Product in the Territory. Further, [***] will follow [***]. In addition:

(a) [***] shall inform [***] during the License Term of the side effect profiles for Licensed Candidates and Licensed Products, including [***] Licensed Candidate or Licensed Product[***] such Licensed Candidate or Licensed Product, it being understood and agreed that the Parties shall work together in good faith to develop pharmacovigilance communication procedures. Each Party shall have the right to take [***], including the right to [***] of such Licensed Candidate or Licensed Product, if there are [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11

(b) In accordance with the procedures established by the Parties under Section 2.3.3(a), each Party shall cooperate with the other Party and share information concerning the pharmaceutical safety of each Licensed Candidate and Licensed Product. Each Party shall: (i) promptly advise the other Party of [***] of such Licensed Candidate or Licensed Product and any actions taken in response to such information; (ii) promptly advise the other Party of [***] of such Licensed Candidate or Licensed Product [***], as far as this concerns [***]; and (iii) timely provide the other Party with [***] such Licensed Candidate or Licensed Product of which the [***], as far as this relates to [***]. Treatment of safety information, standard operating procedures and training, as well as a statement of respective regulatory obligations shall be agreed in a separate Pharmacovigilance Agreement between OncoMed and Celgene (or an Affiliate of Celgene, as designated by Celgene).

2.3.4 Right of Reference. Celgene and its Affiliates and Sublicensees shall have access to all data contained or referenced in any Regulatory Materials (including any Regulatory Approvals) Controlled by OncoMed that are necessary for the Development, Manufacture or Commercialization (as set forth in this License Agreement) of Licensed Candidates and Licensed Products, and related Diagnostic Products.

2.4 Manufacturing and Supply.

2.4.1 Manufacturing Transition Costs. With respect to Licensed Products, [***] shall be responsible for all Manufacturing Transition Costs. For clarity, any costs associated with Manufacturing (and CMC Activities) that are not Manufacturing Transition Costs, including [***], will be solely borne by Celgene.

2.4.2 Lonza Royalties. Celgene acknowledges and agrees that if Celgene elects to transfer, or requests OncoMed to transfer, responsibility for the Manufacture of Licensed Candidates and/or Licensed Products to a Third Party that is not Lonza, and if the rights licensed to OncoMed pursuant to the Lonza Agreements continue to be practiced in the Manufacture of such Licensed Candidates and/or Licensed Products, then pursuant to the Lonza Multi-Product License Agreement, the royalty payable by OncoMed to Lonza pursuant to Section 5.3 of the Lonza Multi-Product License Agreement will [***]. [***] shall be responsible for [***] applicable to sales of Licensed Products [***] in addition to [***].

2.5 Assistance. During the License Term, OncoMed will cooperate with Celgene to provide reasonable assistance, including to transfer to Celgene any additional Know-How licensed to Celgene under Section 7.1.1, requested by Celgene to facilitate the transfer of Development, Manufacture and Commercialization responsibilities to Celgene as required under this License Agreement, including assistance with respect to regulatory and Manufacturing transition matters, related to Licensed Candidates, Licensed Products and Diagnostic Products. Such cooperation will include providing Celgene with reasonable access by teleconference or in-person at OncoMed’s facilities to OncoMed personnel involved in the research, Development, Manufacture and Commercialization of Licensed Candidates, Licensed Products and Diagnostic Products. OncoMed shall provide Celgene with a reasonable level of assistance and consultation in connection with the transfer described in this Section 2.5[***]. Notwithstanding the foregoing, OncoMed shall have [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12

2.6 Records; Reports; Results. Celgene shall maintain complete, current and accurate records of all Development activities conducted by it hereunder, and all data and other information resulting from such activities. Such records shall [***]. Celgene shall document all non-clinical studies and Clinical Trials in formal written study records according to applicable Laws, including national and international guidelines such as ICH, GCP, GLP and GMP. OncoMed shall have the right to [***] by OncoMed.

2.7 Materials Transfer; License.

2.7.1 Materials Transfer. During the License Term, either Party (the “License Transferring Party”) shall transfer, if [***] (the “License Materials Receiving Party”), certain [***] materials, which may include [***] (the “License Materials”) for use by the License Materials Receiving Party in furtherance of its rights and the conduct of its obligations under this License Agreement (the “License Purpose”). All transfers of such License Materials by the License Transferring Party to the License Materials Receiving Party shall be documented in a material transfer agreement substantially in the form of Exhibit E, which sets forth the type and name of the License Material transferred, the amount of the License Material transferred, the date of the transfer of such License Material and the License Purpose (each, a “License Material Transfer Agreement”). Notwithstanding the foregoing, OncoMed shall have no obligation to transfer to Celgene the [***]. The Parties agree that the exchanged License Materials shall be used in compliance with applicable Law and the terms and conditions of this License Agreement, and shall not be reverse engineered or chemically analysed, except if required by the Purpose. If applicable, a Celgene Background IP Transfer Agreement shall be executed separately.

2.7.2 License. At the time the License Transferring Party provides the License Materials to the License Materials Receiving Party as provided herein and to the extent not separately licensed under this License Agreement, the License Transferring Party hereby grants to the License Materials Receiving Party a non-exclusive license under the Patents and Know-How Controlled by it to use such License Materials solely for the License Purpose, and such license, upon termination of this License Agreement (subject to Article 10), completion of the License Purpose, or discontinuation of the use of such License Materials (whichever occurs first), shall automatically terminate. Except as otherwise provided under this License Agreement, all such License Materials delivered by the License Transferring Party, shall only be used by the License Materials Receiving Party in furtherance of the License Purpose, and shall be returned to the License Transferring Party or destroyed, in the License Transferring Party’s sole discretion, upon the termination of this License Agreement (subject to Article 10) or upon the discontinuation of the use of such License Materials (whichever occurs first), unless such Party has the right to continue to use such materials under the Master Collaboration Agreement, a Development & Commercialization Agreement or the [***]SM Agreement for purposes permitted thereunder, including pursuant to intellectual property or material transfer agreements executed in connection therewith. The License Materials Receiving Party shall not cause the License Materials to be used by or delivered to or for the benefit of any Third Party without the prior written consent of the License Transferring Party unless such Third Party is a Third Party subcontractor or, in the case of Celgene, a Sublicensee.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13

2.7.3 NO WARRANTIES. THE LICENSE MATERIALS SUPPLIED BY THE TRANSFERRING PARTY UNDER THIS SECTION 2.7 ARE SUPPLIED “AS IS” AND, EXCEPT AS OTHERWISE SET FORTH IN THIS LICENSE AGREEMENT, THE TRANSFERRING PARTY MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE LICENSE MATERIALS OR USE THEREOF DO NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER PROPRIETARY RIGHTS OF A THIRD PARTY. The License Materials Receiving Party assumes all liability for damages that may arise from its use, storage or disposal of the License Materials. Except as otherwise set forth in this License Agreement, the Transferring Party shall not be liable to the License Materials Receiving Party for any loss, claim or demand made by the License Materials Receiving Party, or made against the License Materials Receiving Party by any Third Party, due to or arising from the use of the License Materials, except to the extent such loss, claim or demand is caused by the willful misconduct of the Transferring Party.

2.8 No Representation. Subject to the foregoing obligation to use Commercially Reasonable Efforts, neither Party makes any representation, warranty or guarantee that the Licensed Program will be successful, or that any other particular results will be achieved with respect to the Licensed Program, Licensed Target, any Licensed Candidate, any Licensed Product or any Diagnostic Product hereunder.

2.9 Covenant During License Term. Commencing on the License Agreement Effective Date until expiration of OncoMed’s exclusivity obligations pursuant to Article 5 with respect to the Licensed Program, neither OncoMed nor its Affiliates will (a) assign, transfer, convey, encumber (including any liens or charges, but excluding any licenses, which are the subject of subsection (b), below) or dispose of, or enter into any agreement with any Third Party to assign, transfer, convey, encumber (including any liens or charges, but excluding any licenses, which are the subject to subsection (b), below) or dispose of, any assets [***] (the “Licensed Program Assets”), except to the extent such assignment, transfer, conveyance, encumbrance or disposition would not conflict with or adversely affect in any respect any of the rights granted to Celgene hereunder, (b) license or grant to any Third Party, or agree to license or grant to any Third Party, any rights to any Licensed Program Assets if such license or grant would conflict with or adversely affect in any respect any of the rights granted to Celgene hereunder, or (c) [***] the Licensed Program Assets to any Third Party if such [***] would impair or conflict in any respect with any of the rights granted to Celgene hereunder.

ARTICLE 3

CONVERSION FROM CO-DEVELOPMENT AND CO-COMMERCIALIZATION

AGREEMENT

3.1 Conversion. In the event the Parties have executed this License Agreement pursuant to Section 3.1 of a Co-Development and Co-Commercialization Agreement with respect to the Licensed Program, the following provisions shall apply as of the License Agreement Effective Date:

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14

3.1.1 Terms.

(a) Program. The Program that was the subject matter of such Co-Development and Co-Commercialization Agreement shall no longer be deemed the “Co-Co Program” thereunder, but shall be deemed the “Licensed Program” hereunder.

(b) Target. The Target that was the subject matter of such Co-Development and Co-Commercialization Agreement shall no longer be deemed the “Co-Co Target” thereunder, but shall be deemed the “Licensed Target” hereunder.

(c) Product Candidates. The Product Candidates and other compounds and products that were the subject matter of such Co-Development and Co-Commercialization Agreement shall no longer be deemed the “Co-Co Candidates” or “Co-Co Products” thereunder, but shall be deemed the “Licensed Candidates” or “Licensed Products”, as applicable, hereunder.

(d) Termination of Co-Development and Co-Commercialization Agreement. Such Co-Development and Co-Commercialization Agreement shall terminate, provided that Section 3.1.3 of such Co-Development and Co-Commercialization Agreement regarding the reconciliation of Worldwide Development Costs, U.S. Post-Approval Development Costs and costs subject to the Profit & Loss Share incurred prior to the License Agreement Effective Date shall continue to apply, as set forth in the Co-Development and Co-Commercialization Agreement, in addition to any sections of such Co-Development and Co-Commercialization Agreement that expressly survive such termination thereunder. For clarity, all commercialization rights in the U.S. shall convert from a co-exclusive basis (i.e., with OncoMed and its Affiliates) to an exclusive basis (i.e., to the exclusion of even OncoMed and its Affiliates).

3.1.2 Payments. In the event that prior to the License Agreement Effective Date Celgene has made any payments to OncoMed pursuant to Exhibit C-1, C-2 or C-3 of such Co-Development and Co-Commercialization Agreement, as applicable, including any upfront payment or milestones, such payments, if also set forth on Exhibit C-1, C-2 or C-3 of this License Agreement, as applicable, shall not be payable under this License Agreement.

ARTICLE 4

ANTITRUST AND COMPETITION LAW COMPLIANCE

4.1 Antitrust Compliance. For the avoidance of doubt, in the event the Parties enter into this License Agreement with respect to (a) any Program (if OncoMed has opted-out of such Program under Section 3.1.4 of the Master Collaboration Agreement) or (b) the first Pathway Designated Program that is not the RSPO3 Designated Program, as described in Section 3.1.1(c) or 3.1.1(d), as applicable, and 3.1.6, each, of the Master Collaboration Agreement, then the Parties shall continue to comply with Section 3.2 of the Master Collaboration Agreement.

ARTICLE 5

EXCLUSIVITY

5.1 Exclusivity. Article 5 of the Master Collaboration Agreement shall apply to the Parties’ activities under this License Agreement, in each case to the extent applicable to the Program that is the subject of this License Agreement, for the period commencing on the License Agreement Effective Date and ending on expiration or termination of this License

15

Agreement, unless Celgene retains a license to Commercialize Licensed Products after such expiration or termination, in which case such period shall expire on the date OncoMed receives written notice from Celgene [***] all Licensed Products under this License Agreement.

ARTICLE 6

FINANCIAL TERMS

6.1 DEM Program. In the event the Licensed Program is the DEM Program, then the financial terms set forth on Exhibit C-1 shall apply.

6.2 BSP Program. In the event the Licensed Program is the BSP Program, then the financial terms set forth on Exhibit C-2 shall apply.

6.3 [***] Designated Program or RSPO Designated Program. In the event the Licensed Program is a [***] Designated Program or a RSPO Designated Program, then the financial terms set forth on Exhibit C-3 shall apply.

6.4 Clinical Supply for DEM Program. Solely if this License Agreement has been entered into as a result of Celgene’s exercise of its Option for the DEM Program, Celgene shall reimburse [***]of obtaining clinical supplies of Demcizumab [***], to the extent and as set forth in Section 6.4 of the Master Collaboration Agreement.

6.5 Milestone Payment Terms. With respect to the Licensed Program, upon achievement by or on behalf of Celgene, its Affiliates or Sublicensees of any milestone event set forth in Paragraph 2 or 3 of Exhibit C-1, C-2 or C-3, as applicable, Celgene shall promptly (but in no event more than [***] after achievement thereof) notify OncoMed of such achievement, and Celgene shall pay OncoMed the corresponding milestone payment within [***] after issuance by OncoMed of an invoice for such milestone payment. For clarity, Celgene only shall be obligated to make a milestone payment corresponding to each of the events set forth in Paragraph 2 or 3 of Exhibit C-1, C-2 or C-3, as applicable[***].

6.6 Royalties Payment Terms.

6.6.1 License Royalty Term; Reduction. With respect to the Licensed Program, Celgene’s royalty obligations to OncoMed under Paragraph 4 (with respect to Licensed Products) and Paragraph 5 (with respect to Diagnostic Products) of Exhibit C-1, C-2 or C-3, as applicable, shall be on a Licensed Product-by-Licensed Product or Diagnostic Product-by-Diagnostic Product (as applicable) and country-by-country basis for the applicable License Royalty Term for such Licensed Product (or Diagnostic Product) in such country; provided that the royalty amounts payable with respect to License Net Sales of Licensed Products (or Diagnostic Product) shall be reduced on a Licensed Product-by-Licensed Product (or Diagnostic Product-by-Diagnostic Product) and country-by-country basis, to [***] of the amounts otherwise payable pursuant to Exhibit C-1, C-2 or C-3, as applicable, during any portion of the License Royalty Term in which [***]. Only one royalty shall be payable by Celgene to OncoMed for each sale of a Licensed Product or Diagnostic Product.

6.6.2 Royalty Reduction for Comparable License Third Party Product Competition. If, on a Licensed Product-by-Licensed Product, country-by-country and Calendar Quarter-by-Calendar Quarter basis,

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

16

(a) A Comparable License Third Party Product(s) has [***]; or

(b) A Comparable License Third Party Product(s) has [***];

then the royalties payable with respect to License Net Sales of such Licensed Product pursuant to Paragraph 4 of Exhibit C-1, C-2 or C-3, as applicable, in such country during such Calendar Quarter shall be reduced by [***] if subsection (a) applies, and [***] if subsection (b) applies, respectively, of the royalties otherwise payable pursuant to Paragraph 4 of Exhibit C-1, C-2 or C-3, as applicable. Market share shall be based on the aggregate market in such country of such Licensed Product and the Comparable License Third Party Product(s) (based on sales of units of such Licensed Product and such Comparable License Third Party Product(s) in the aggregate, [***].

6.6.3 Royalty Reduction for Third Party Payments. Subject to Section 6.6.4, the royalty rate set forth in Paragraph 4(a) of Exhibit C-1 (subject to Paragraph 4(b) thereof), C-2 or C-3, as applicable, shall be reduced, on a Licensed Product-by-Licensed Product and Diagnostic Product-by-Diagnostic Product, country-by-country and Calendar Quarter-by-Calendar Quarter basis, by an amount equal to [***] in a Calendar Quarter on sales of such Licensed Product (or Diagnostic Product) in such Calendar Quarter with respect to licenses under Third Party Patents that are [***] with respect to such Licensed Product (or Diagnostic Product) in such country, to the effective royalty rate set forth in Paragraph 4(c) of Exhibit C-1, or Paragraph 4(b) of Exhibit C-2 or C-3, as applicable. Celgene may [***].

6.6.4 Cumulative Effect of Royalty Reductions. In no event shall the royalty reductions described in Sections 6.6.1 and 6.6.2 and 6.6.3, alone or together, reduce the royalties payable by Celgene for a given Calendar Quarter pursuant to this Section 6.6 to less than [***] for a given Calendar Quarter pursuant to Paragraph 4(a) of Exhibit C-1, C-2 or C-3, as applicable. For clarity, any [***]. Celgene may [***].

6.6.5 Payment of Royalties. Celgene shall: (a) within [***] following the end of each Calendar Quarter in which a royalty payment accrues, provide to OncoMed a report for each country in the Territory in which sales of Licensed Product or related Diagnostic Product occurred in the Calendar Quarter covered by such statement, specifying: the gross sales (if available) and License Net Sales in each country’s currency; the applicable royalty rate under this License Agreement; the royalties payable in each country’s currency, including an accounting of deductions taken in the calculation of License Net Sales in accordance with Celgene’s Accounting Principles; the applicable exchange rate to convert from each country’s currency to U.S. Dollars under Section 6.7.1; and the royalties payable in U.S. Dollars, and (b) make the royalty payments owed to OncoMed hereunder in accordance with such royalty report in arrears, within [***] from the end of each Calendar Quarter in which such payment accrues.

6.6.6 Discounted Sales. It is possible that a Licensed Product could be included as part of a package of products offered to customers by Celgene or its Affiliates or Sublicensees, and that discounts on packages including a Licensed Product (a “Package”) may be offered in the Territory. Neither Celgene, its Affiliates nor Sublicensees shall discount the price of a Licensed Product sold as part of a Package [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

17

6.7 Additional Payment Terms.

6.7.1 Accounting. All payments hereunder shall be made in the United States in U.S. Dollars by wire transfer to a bank in the U.S. designated in writing by OncoMed. Conversion of sales recorded in local currencies to Dollars shall be performed in a manner consistent with [***].

6.7.2   Late Payments. Any payments or portions thereof due hereunder that are not paid on the date such payments are due under this License Agreement shall bear interest at an annual rate equal to the lesser of: (a) [***], or any successor thereto, at 12:01 a.m. on the first day of each Calendar Quarter in which such payments are overdue or (b) the maximum rate permitted by applicable Law; in each case calculated on the number of days such payment is delinquent, compounded monthly.

6.7.3 Tax Withholding.

(a) Tax Withholding. Each Party shall be entitled to deduct and withhold from any amounts payable under this Agreement such taxes as are required to be deducted or withheld therefrom under any provision of applicable Law. The Party that is required to make such withholding will: (i) deduct those taxes from such payment, (ii) timely remit the taxes to the proper taxing authority, and (iii) send evidence of the obligation together with proof of tax payment to the other Party on a timely basis following that tax payment; provided, however, that before making any such deduction or withholding, the withholding Party shall give the other Party notice of the intention to make such deduction or withholding (such notice, which shall include the authority, basis and method of calculation for the proposed deduction or withholding, shall be given at least a reasonable period of time before such deduction or withholding is required, in order for such other Party to obtain reduction of or relief from such deduction or withholding). Each Party agrees to cooperate with the other Party in claiming refunds or exemptions from such deductions or withholdings under any relevant agreement or treaty which is in effect to ensure that any amounts required to be withheld pursuant to this Section 6.7.3(a) are reduced in amount to the fullest extent permitted by applicable Laws. In addition, the Parties shall cooperate in accordance with applicable Laws to [***] in connection with this Agreement.

(b) Tax [***]. Notwithstanding the foregoing, and subject to Section 6.9.3(b) of the Master Collaboration Agreement, if either Party (or its assignee pursuant to Section 11.4) takes any action after the License Agreement Effective Date or if such Party had taken an action during the relevant Option Term (including an assignment pursuant to Section 11.4) and if as a result of such action, such Party (or its assignee pursuant to Section 11.4) is required by applicable Law to [***], or if such action results in [***] and such [***], then any such amount payable shall [***], as the case may be, the other Party (or its assignee pursuant to Section 11.4) [***]; provided, however, that the [***] to the extent that such [***] but for (A) [***]. For purposes of this Section 6.7.3(b), “action” shall be deemed to include any [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

18

(c) Tax Documentation. Each Party has provided a properly completed and duly executed IRS Form W-9 to the other Party. Each Party and any other recipient of payments under this License Agreement shall provide to the other Party, at the time or times reasonably requested by such other Party or as required by applicable Law, such properly completed and duly executed documentation (for example, IRS Forms W-8 or W-9) as will permit payments made under this License Agreement to be made without, or at a reduced rate of, withholding for taxes.

6.8 Records Retention by Celgene; Review by OncoMed.

6.8.1 Royalty Records. With respect to payments to be made under Sections 6.1 through 6.6, inclusive, Celgene agrees to keep, and to require its Affiliates and Sublicensees to keep, for at least [***] from the end of the Calendar Year to which they pertain, complete and accurate records of transfer and sales by Celgene or its Affiliates or Sublicensees, as the case may be, of each Licensed Product and related Diagnostic Product, in sufficient detail to allow the accuracy of the payments made thereunder to be confirmed.

6.8.2 Lonza Reporting. Celgene agrees and acknowledges that, following the First License Sale of any Licensed Product that constitutes a Product under the Lonza Multi-Product License Agreement, OncoMed is required to provide to Lonza a report of all sales of Products by Celgene, along with the calculation of the amount due by way of royalties due to Lonza under Section 5.2 of the Lonza Multi-Product License Agreement. Notwithstanding the terms of Section 11.1, Celgene agrees that OncoMed may disclose to Lonza any report provided by Celgene to OncoMed (but solely to the extent required by the Lonza Multi-Product License Agreement) to fulfill the foregoing requirement of the Lonza Multi-Product License Agreement.

6.8.3 Review. Subject to the other terms of this Section 6.8.3, at the request of OncoMed, which shall not be made more frequently than twice per Calendar Year during the License Term, upon at least [***] prior written notice from OncoMed, and at the expense of OncoMed, Celgene shall permit an independent, nationally-recognized certified public accountant selected by OncoMed and reasonably acceptable to Celgene to inspect (during regular business hours) the relevant records required to be maintained by Celgene under Section 6.8.1. In every case the accountant must have previously entered into a confidentiality agreement with both Parties substantially similar to the provisions of Article 8 of the Master Collaboration Agreement and limiting the disclosure and use of such information by such accountant to authorized representatives of the Parties and the purposes germane to Section 6.8.1. Results of any such review shall be binding on both Parties absent manifest error. OncoMed shall treat the results of any such accountant’s review of Celgene’s records as Confidential Information of Celgene subject to the terms of Article 8 of the Master Collaboration Agreement. If any review reveals a deficiency or overpayment in the calculation and/or payment of royalties by Celgene, then (a) Celgene or OncoMed shall promptly pay the other Party the amount remaining to be paid, and (b) if such underpayment is by [***] or more in any Calendar Year, Celgene shall, within [***] of invoice therefor, pay the reasonable out-of-pocket costs and expenses incurred by OncoMed in connection with the review.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

19

6.8.4 Michigan Reporting. In addition to Celgene’s obligations under Sections 6.8.1 and 6.8.3, and OncoMed’s right to audit set forth in Section 6.8.3, Celgene agrees and acknowledges that OncoMed is required to provide to the University of Michigan periodic reports relating to the gross sales and License Net Sales of Products and Processes (as such terms are defined in the Michigan Agreement) in accordance with Section 5.1 of the Michigan Agreement. Celgene shall keep true and accurate records and books of account, and open such books and records for inspection by the University of Michigan, for a duration of four (4) years from the date of origination of such books or records, in accordance with Section 5.3 of the Michigan Agreement. Upon request by OncoMed Celgene shall provide to OncoMed any such books and records necessary for OncoMed to comply with its obligations under the Michigan Agreement.

6.9 [***]. For clarity, any activities allocated to OncoMed on the applicable IDP for the Licensed Program, which are not completed by the License Agreement Effective Date (when entering into this License Agreement from the Master Collaboration Agreement) or the OncoMed Opt-Out Date (when entering into this License Agreement from the applicable Co-Development and Co-Commercialization Agreement), as applicable, shall be [***], and in any such case, Celgene shall in no event [***].

ARTICLE 7

INTELLECTUAL PROPERTY

7.1 License.

7.1.1 OncoMed Licensed IP. Subject to the terms and on the conditions set forth in this License Agreement, OncoMed hereby grants to Celgene a worldwide, exclusive (even as to OncoMed and its Affiliates) license, with the right to grant sublicenses (subject to Section 7.1.3), under the OncoMed Licensed IP to Develop, Manufacture, have Manufactured, use, offer for sale, sell, import and otherwise Commercialize Licensed Candidates, Licensed Products and Diagnostic Products in the Field in the Territory.

7.1.2 Celgene Licensed IP. During the License Term, subject to the terms and on the conditions set forth in this License Agreement and the Master Collaboration Agreement, Celgene hereby grants to OncoMed a non-exclusive, worldwide, royalty-free right and license, with the right to grant sublicenses (subject to Section 7.1.3), under (a) the Patents and/or Know-How included in [***], and (b) Celgene’s rights in the [***], solely (i) in the event Celgene requests OncoMed to perform activities with respect to the Licensed Program, and OncoMed agrees to perform such activities, in accordance with Article 2 of this License Agreement and (ii) to the extent required to permit OncoMed to conduct such activities (if any) (provided that with respect to [***], such license shall solely include the right for OncoMed to use [***], respectively, for such purposes).

7.1.3 Sublicenses. Celgene shall have the right to grant sublicenses under the rights granted to it under Section 7.1.1, 7.1.7, or 7.1.8 without the prior consent of OncoMed, to any (a) Affiliate of Celgene, (b) Third Party subcontractor engaged by Celgene, and (c) Third Party for the Development or Commercialization of any Licensed Candidate, Licensed Product

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

20

or related Diagnostic Product, provided that in the event Celgene grants a sublicense under this Section 7.1.3(c), Celgene shall provide OncoMed with a fully-executed copy of any agreement (redacted as necessary to protect confidential or commercially sensitive information that is not necessary to confirm compliance with this License Agreement) reflecting any such sublicense promptly after the execution thereof. OncoMed shall have the right to grant sublicenses under the rights granted to it under Section 7.1.2, without the prior consent of Celgene, to any (x) Affiliate of OncoMed and (y) Third Party subcontractor engaged by OncoMed to perform activities on behalf of OncoMed as required by this License Agreement. Each sublicense granted by either Party under this Section 7.1.3 shall be subject to and consistent with the terms and conditions of this License Agreement.

7.1.4 Rights Retained by the Parties. For purposes of clarity, each Party retains the rights under Know-How and Patents Controlled by such Party not expressly granted to the other Party pursuant to this License Agreement.

7.1.5 No Implied Licenses. Except as explicitly set forth in this License Agreement, neither Party shall be deemed by estoppel or implication to have granted the other Party any license or other right to any intellectual property of such Party.

7.1.6 Section 365(n) of the Bankruptcy Code. All licenses granted under this License Agreement are deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined in Section 101 of such Code. Each Party, as licensee, may fully exercise all of its rights and elections under the Bankruptcy Code. The Parties further agree that, if a Party elects to retain its rights as a licensee under any Bankruptcy Code, such Party shall be entitled to complete access to any technology licensed to it hereunder and all embodiments of such technology. Such embodiments of the technology shall be delivered to the licensee Party not later than: (a) the commencement of bankruptcy proceedings against the licensor, upon written request, unless the licensor elects to perform its obligations under this License Agreement, or (b) if not delivered under Section 7.1.6(a), upon the rejection of this License Agreement by or on behalf of the licensor, upon written request. Any agreements supplemental hereto will be deemed to be “agreements supplementary to” this License Agreement for purposes of Section 365(n) of the Bankruptcy Code.

7.1.7 Celgene Products. Section 7.1.6 of the Master Collaboration Agreement shall apply.

7.1.8 OncoMed Platform Technology Back-up License. With respect to the Licensed Program, OncoMed hereby grants, and shall cause its Affiliates to grant, to Celgene a non-exclusive, worldwide, royalty-free and fully paid-up right and license, with the right to grant and authorize sublicenses (subject to Section 7.1.3), under the OncoMed Platform Technology solely to the extent necessary (if at all) to permit Celgene to perform its obligations and exercise its rights to clinically Develop, Manufacture and Commercialize Licensed Candidates and Licensed Products in accordance with the terms of this License Agreement. Notwithstanding the foregoing, the license granted by OncoMed to OncoMed Platform Technology under this Section 7.1.8, or to [***] for the Licensed Program (to the extent such Licensed Program was the subject of a Co-Development and Co-Commercialization Agreement previously) does not include the right for Celgene or its Affiliates to [***]. Notwithstanding anything to the contrary in this License Agreement, OncoMed Platform Technology shall not include [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

21

7.1.9 Co-Invented Biologic Technology and Co-Invented Celgene Owned Inventions. Sections 7.1.8 and 7.1.9 of the Master Collaboration Agreement shall apply.

7.1.10 No License to Excluded Targets. Notwithstanding anything to the contrary herein, Celgene is not licensed or granted any rights by OncoMed under this License Agreement to conduct any activities with respect to Excluded Targets or with respect to any Protein Therapeutics, Diagnostic Products, Small Molecule Compounds or any other compounds to the extent directed thereto.

7.2 Ownership.

7.2.1 Inventorship. Inventorship of Inventions shall be determined by application of U.S patent law pertaining to inventorship.

7.2.2 Ownership. Ownership of Inventions and intellectual property rights therein arising from the Parties’ activities under this License Agreement shall be determined in accordance with Sections 7.2.3, 7.2.4 and 7.2.5 of the Master Collaboration Agreement.

7.2.3 Cooperation and Allocation. Sections 7.2.6 and 7.2.7 of the Master Collaboration Agreement shall apply to all Inventions and intellectual property rights therein, that arise in whole or in part as a result of the Parties’ activities under this License Agreement.

7.3 Prosecution and Maintenance of Patents. Prosecution and Maintenance of all Patents arising as a result of the Parties’ activities pursuant to this License Agreement shall be carried out in accordance with Section 7.3 of the Master Collaboration Agreement. References to “OncoMed Patents” in such section shall include all Patents included in the OncoMed Licensed IP.

7.4 Defense of Claims Brought by Third Parties.

7.4.1 Notice. If a Party becomes aware of any actual or potential claim that the research, Development, Manufacture or Commercialization of the Licensed Target, any Licensed Candidate, any Licensed Product or any related Diagnostic Product, infringes the intellectual property rights of any Third Party, such Party shall promptly notify the other Party. In any such instance, the Parties shall as soon as practicable thereafter meet (which may be through the JSC) to discuss in good faith regarding the best response to such notice.

7.4.2 Costs. The costs and expenses incurred by the Parties in connection with defense of any claim described in Section 7.4.1 shall be [***], unless otherwise agreed in writing by the Parties. For clarity, this Section 7.4.2 is intended to address [***], and if as a result of any such defense of such claim, a Party [***], Section 7.10 may apply to [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

22

7.5 Enforcement of Patents.

7.5.1 Notice. If any Party learns of an infringement or threatened infringement by a Third Party with respect to any Patent included in the OncoMed Licensed IP (an “OncoMed Licensed Patent”), including actual or alleged infringement under 35 USC §271(e)(2) that is or would be infringing activity involving the using, making, importing, offering for sale or selling of compounds or products that are substantially the same as Licensed Candidates, Licensed Products or Diagnostic Products (“License Competitive Infringement”), such Party shall promptly notify the other Party and shall provide such other Party with available evidence of such Competitive Infringement. For any Competitive Infringement, each Party shall share with the other Party all information available to it regarding such alleged infringement.

7.5.2 Enforcement of OncoMed Licensed Patents and Celgene Patents.

(a) Initial Enforcement. As between the Parties, and subject to Sections 7.7 and 7.8:

(i) Celgene shall have the first right, but not the obligation, to institute, prosecute, and control any action or proceeding with respect to any License Competitive Infringement of (A) any [***] under this License Agreement that [***] (such Patents, the “OncoMed Licensed Product Patents”), and (B) any Celgene Patent or any Collaboration Patent [***] pursuant to the terms of the Master Collaboration Agreement (the “Celgene Licensed Patents”), in each case by counsel of its own choice, in Celgene’s own name and under Celgene’s direction and control. The foregoing right of Celgene shall include the right to perform all actions of a reference product sponsor set forth in the U.S. Hatch-Waxman Act or Public Health Service Act, and any ex-U.S. equivalent of the Hatch-Waxman Act (the “Hatch-Waxman Act”).

(ii) OncoMed shall have the first right, but not the obligation, to institute, prosecute, and control any action or proceeding with respect to any License Competitive Infringement of any OncoMed Licensed Patent that is exclusively licensed to Celgene under this License Agreement that is not an OncoMed Licensed Product Patent, by counsel of its own choice, in OncoMed’s own name and under OncoMed’s direction and control, provided that with respect to enforcement in relation to Licensed Product, OncoMed shall keep Celgene, through the JSC, reasonably informed as to the status of, and all material developments in such action, and shall consider in good faith the input of Celgene regarding the strategy and handling of such enforcement activities. The foregoing right of OncoMed shall include the right to perform all actions of a reference product sponsor set forth in the Hatch-Waxman Act to the extent permitted under applicable Law, and if OncoMed is limited in performing such actions, Celgene shall reasonably cooperate to enable OncoMed to perform such actions.

(b) Timing. The Party with the first right to institute, prosecute, and control any action or proceeding with respect to any License Competitive Infringement described in Section 7.5.2(a) (a “License Enforcement Proceeding”) will have a period of [***] after its receipt or delivery of notice and evidence pursuant to Section 7.5.1 or receipt of written notice from a Third Party that reasonably evidences License Competitive Infringement, to elect to so enforce such OncoMed Licensed Patent or Celgene Licensed Patent (other than a Celgene Background Patent) in the applicable jurisdiction (or to settle or otherwise secure the abatement

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

23

of such License Competitive Infringement), provided however, that such period will be (i) more than [***] to the extent applicable Law prevents earlier enforcement of such OncoMed Licensed Patent or Celgene Licensed Patent (such as the enforcement process set forth in or under the Hatch-Waxman Act), and provided further that if such period is extended because applicable Law prevents earlier enforcement, the enforcing Party shall have until the date that is [***] following the date upon which applicable Law first permits such License Enforcement Proceeding, and (ii) less than [***] to the extent that a delay in bringing such License Enforcement Proceeding against such alleged Third Party infringer would limit or compromise the remedies (including monetary relief, and stay of regulatory approval) available against such alleged Third Party infringer. In the event the enforcing Party does not so elect (or settle or otherwise secure the abatement of such License Competitive Infringement) before the first to occur of (A) the expiration of the applicable period of time set forth in the preceding subsections (i) and (ii), or (B) [***] before the expiration of any time period under applicable Law, that would, if a License Enforcement Proceeding was not filed within such time period, limit or compromise the remedies available from such License Enforcement Proceeding, it will so notify the other Party in writing and in the case where such other Party then desires to commence a suit or take action to enforce the applicable OncoMed Licensed Patent or Celgene Licensed Patent (excluding any Celgene Background Patent) with respect to such License Competitive Infringement in the applicable jurisdiction, such other Party will thereafter have the right to commence such a suit or take such action to enforce the applicable OncoMed Licensed Patent or Celgene Licensed Patent (excluding any Celgene Background Patent), as applicable (such action, a “License Step-In Proceeding”), at such other Party’s expense.

(c) Right to Participate; Joinder. The non-enforcing Party in relation to any enforcement action or proceeding set forth in Section 7.5.2(a) will have the right, at its own expense and by counsel of its choice, to be represented in any such action or proceeding. In the case of any License Enforcement Proceeding or License Step-In Proceeding, at the enforcing Party’s written request, and at the enforcing Party’s expense (subject to Section 7.5.4), the other Party will join any such action or proceeding as a party and will use Commercially Reasonable Efforts to cause any Third Party as necessary to join such action or proceeding as a party if doing so is necessary for the purposes of establishing standing or is otherwise required by applicable Law to pursue such action or proceeding. All time periods set forth in Section 7.5.2(b) shall be subject to applicable Law, which may prevent earlier enforcement.

(d) Cooperation. In addition to the obligations set forth in Sections 7.5.2(a) and 7.5.2(c), each Party will provide to the Party enforcing any such rights under Section 7.5.2(a) reasonable assistance and cooperation in such enforcement, at such enforcing Party’s request and expense. The enforcing Party will keep the other Party regularly informed of the status and progress of such enforcement efforts. The Parties will coordinate any License Enforcement Proceeding with respect to the OncoMed Licensed Patents or Celgene Licensed Patents (other than Celgene Background Patents) through the JSC. Each Party bringing any such action or proceeding in accordance with this Section 7.5 shall have an obligation to consult with the other Party and will take comments of such other Party into good faith consideration with respect to the infringement, claim construction, or defense of the validity or enforceability of any claim in any OncoMed Licensed Patent or Celgene Patent that is the subject of such proceeding, provided that the foregoing shall not apply to any such action or proceeding relating to the Celgene Background Patents, which Celgene may conduct at its sole discretion.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

24

(e) Third Party Rights. Notwithstanding Sections 7.5.2(a) through 7.5.2(d), Celgene agrees and acknowledges that:

(i) Article 11 of the Michigan Agreement governs enforcement of the Michigan Patents. Accordingly, Celgene agrees that the provisions of Sections 11.1 through 11.3 of the Michigan Agreement shall be given effect before the provisions of this Section 7.5.2 apply as to actions involving the Michigan Patents;

(ii) OncoMed does not have the right to enforce the Patents licensed to OncoMed pursuant to the MorphoSys Agreement; and

(iii) pursuant to Section 3.1 of the Lonza Research Agreement, OncoMed has no right to prosecute, enforce or defend the Modified Backbone Vector IP (as such term is defined in the Lonza Research Agreement);

notwithstanding the foregoing subsections (i) through (iii), each Party’s rights to enforce an OncoMed Licensed Patent pursuant to this Section 7.5, or to defend against a challenge in any action or proceeding described in Section 7.4, shall be subject to the applicable provisions of any agreements between OncoMed and its licensor. In the event of any conflict between this Section 7.5 and such other agreements, the provisions of the other agreements shall control.

(f) [***] Enforce. Notwithstanding anything to the contrary in this Section 7.5, if [***] with respect to any Patent as set forth in Section 7.5.2(b) would be [***], then [***].

7.5.3 Settlement. A settlement or consent judgment or other voluntary final disposition of a suit under this Section 7.5 may be [***]; provided, however, that any such settlement, consent judgment or other disposition of any action or proceeding by a Party under this ARTICLE 7 shall not, without the consent of the Party not bringing suit, (a) impose any liability or obligation on the Party not bringing suit, (b) include the grant of any license, covenant or other rights to any Third Party that would conflict with or reduce the scope of the subject matter included under the licenses granted to the Party not bringing suit under this License Agreement, (c) conflict with or reduce the scope of the subject matter claimed in any Patent owned by the Party not bringing suit, or (d) adversely affect the interest of the Party not bringing suit in any material respect, provided that such consent shall not be unreasonably withheld.

7.5.4 Costs and Recoveries. Except as otherwise set forth in this Section 7.5, each Party shall [***] incurred in connection with its activities under this Section 7.5. If a Party commences a License Enforcement Proceeding or a License Step-In Proceeding, it shall [***] for such action. Any damages or other monetary awards recovered in any action, suit or proceeding brought under this Section 7.5 shall be shared as follows:

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

25

(a) Initial Allocation. Such damages or other sums recovered shall first be subject to Section 7.5.2(e) if such damages relate to the Michigan Patents, and then shall be applied to all out-of-pocket costs and expenses incurred by each Party directly in connection with such action (including, for this purpose, [***]). If such recovery is insufficient to cover all such costs and expenses of both Parties, it shall be [***]; and

(b) Remaining Proceeds. Any remaining proceeds shall, in case of suits with respect to a License Enforcement Proceeding or a License Step-In Proceeding relating to any Licensed Product or related Diagnostic Product under Section 7.5, be allocated between the Parties such that [***] and the [***] of such amount.

7.6 Patent Term Extensions. If, during the License Term, Celgene wishes to apply to obtain patent term extensions, adjustments, restorations, or supplementary protection certificates under applicable Laws for Patents covering or claiming any Licensed Product, Section 7.6 of the Master Collaboration Agreement shall apply to any such application.

7.7 OncoMed Platform Technology. Notwithstanding anything to the contrary in Sections 7.3 through 7.6, in no event shall Celgene have any rights to Prosecute and Maintain, enforce or defend any Patent that [***].

7.8 Celgene Patents. Section 7.8 of the Master Collaboration Agreement shall apply.

7.9 Regulatory Data Protection. To the extent required or permitted by applicable Law, [***] will use Commercially Reasonable Efforts to promptly, accurately and completely list, with the applicable Regulatory Authorities in the Territory during the License Term, all applicable Patents for any Licensed Product that Celgene intends to, or has begun to, Commercialize, such listings to include all so called “Orange Book” listings required under the U.S. Hatch-Waxman Act, all so called “Patent Register” listings as required in Canada and all similar listings in any other relevant countries. Prior to such listings, the Parties will meet to evaluate and identify all applicable Patents. Notwithstanding the preceding sentence, [***] as to the listing of all applicable Patents for such Licensed Product, regardless of which Party owns such Patent.

7.10 Third Party Licenses. If, at any time during the License Term, Celgene reasonably determines that any Third Party intellectual property rights may be necessary for the Development, Manufacture or Commercialization of any Licensed Product or Licensed Candidate, that is the subject of research, Development, Manufacture and/or Commercialization efforts under this License Agreement, then Celgene will notify the Patent Committee promptly, and Section 7.9 of the Master Collaboration Agreement shall apply. Any amounts due pursuant to any agreement entered into pursuant to Section 7.9 of the Master Collaboration Agreement [***] to the extent provided in Section 6.6.4, otherwise [***].

7.11 OncoMed Licensed Patents. Schedule 7.11 contains a complete and accurate list of all OncoMed Licensed Patents, as of the License Agreement Effective Date.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

26

ARTICLE 8

ONCOMED UPSTREAM AGREEMENTS

8.1 Upstream Obligations. Celgene acknowledges and agrees that all licenses granted under this License Agreement, to the extent they constitute sublicenses under intellectual property rights owned by a Third Party and licensed or sublicensed to OncoMed under an Existing Agreement and licensed to Celgene pursuant to this License Agreement are subject to the relevant terms and conditions of the Existing Agreements. Any exclusive licenses that are granted under this License Agreement that constitute sublicenses under the Existing Agreements are exclusive only to the extent of the exclusive nature of the license granted to OncoMed under the Existing Agreements.

8.2 Michigan Agreement. Without limiting Section 8.1:

(a) Reservation of Rights. Celgene acknowledges that the University of Michigan reserves the right to: (i) practice the Michigan Patents for internal academic research, non-revenue producing public service, and, internal educational (including clinical trials) purposes; and, (ii) grant a Limited Research License (as such term is defined in the Michigan Agreement) to other non-profit research institutions. Celgene acknowledges University of Michigan’s ownership interest in all Michigan Patents. Exhibit A of the Michigan Agreement is hereby incorporated by reference.

(b) Covenant Not to Sue. Celgene covenants not to sue, and not to assist other parties in suing, the University of Michigan for claims relating to the Technology (as such term is defined in the Michigan Agreement), the Michigan Patents, and any sublicenses granted under the Michigan Patents pursuant to this License Agreement.

(c) Assignment of Rights. Celgene agrees and acknowledges that OncoMed shall have the right to assign its rights under this License Agreement, as a sublicense under the Michigan Patents, to the University of Michigan; provided however that such assignment shall not be effective without the University of Michigan’s prior acceptance of such assignment in writing.

(d) Compliance with Law. Celgene shall comply with all applicable Law relating to the sublicense granted to it under the Michigan Agreement and to the testing, production, importation, transportation, export, packaging, labeling, sale or use of any products or processes covered by the Michigan Patents or otherwise applicable to Celgene’s activities as a sublicensee under the Michigan Agreement, and shall obtain written assurances regarding export and re-export of technical data as the Office of Export Administration Regulations may require, as set forth in Section 17.2 of the Michigan Agreement.

(e) Marking. Celgene shall mark Licensed Products that are covered by the Michigan Patents with legally sufficient patent notices to the extent feasible, as set forth in Section 20 of the Michigan Agreement.

27

8.3 Lonza Agreements. Celgene agrees and acknowledges that:

8.3.1 Transfer of Manufacturing. Pursuant to Section 3.3 of the Lonza Collaboration Agreement, if Celgene determines that any manufacturing or process development services for Biopharmaceutical Products (as such term is defined in the Lonza Collaboration Agreement), should be performed by Celgene or by a Third Party, OncoMed is required to notify the executive steering committee overseeing the operation of the Lonza Agreements promptly upon becoming aware of such decision by Celgene, and Celgene hereby consents to such disclosure by OncoMed to Lonza of any such decision by Celgene.

8.3.2 Certain Sublicenses. Pursuant to Section 4.3.2 of the Lonza Multi-Product License, OncoMed is [***] by OncoMed to Celgene under the [***] with respect to countries other than [***] and with respect to the grant of any [***] in any countries in the foregoing list, OncoMed must notify Lonza in writing of such [***] within [***]. If Celgene requests that OncoMed [***] under the Lonza Multi-Product License Agreement for which [***] as set forth in this Section 8.3.2, OncoMed shall request that [***].

8.3.3 Assignment of Rights. Pursuant to Section 4.4 of the Lonza Multi-Product License Agreement, if OncoMed desires to transfer its rights and obligations under the Lonza Multi-Product License Agreement to Celgene in their entirety with respect to one or more Products (as defined in the Lonza Multi-Product License Agreement), including Licensed Products, OncoMed is required to provide Lonza with [***] written notice of such transfer, including Celgene’s identity as transferee of such rights, and the applicable Product(s). If Celgene requests that OncoMed transfers some or all of its rights and obligations under the Lonza Multi-Product License Agreement to Celgene, then pursuant to Section 4.4 of the Lonza Multi-Product License Agreement, Celgene will be required to enter into a separate agreement with Lonza containing the same terms as the Lonza Multi-Product License Agreement with respect to the transferred rights and obligations. Upon Celgene’s request, OncoMed will provide reasonable assistance to Celgene to exercise OncoMed’s right to effect such a transfer under the Lonza Multi-Product License Agreement, and to facilitate Celgene’s entering into such a separate agreement with Lonza.

8.4 Other Third Party Obligations. 8.4.1 Celgene acknowledges that pursuant to the terms and conditions of OncoMed’s agreement with GlaxoSmithKline LLC (“GSK”) dated December 7, 2007, as amended (the “GSK Agreement”), OncoMed may be obligated to pay to GSK certain amounts in connection with the sale of Demcizumab by OncoMed, its Affiliates or sublicensees, including sales by Celgene, its Affiliates or sublicensees of Licensed Products containing Demcizumab. [***] Celgene shall cooperate reasonably with OncoMed to provide to OncoMed all information OncoMed is required to provide to GSK to support the calculation of such amounts, if any, owed by OncoMed pursuant to the GSK Agreement.

ARTICLE 9

INDEMNIFICATION; INSURANCE

9.1 Indemnification by Celgene. Celgene shall indemnify, defend and hold harmless the OncoMed Indemnitees, from and against any and all Damages to the extent arising out of or relating to, directly or indirectly, from any Claim based upon:

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

28

(a) the gross negligence or willful misconduct of Celgene or its Affiliates and its or their respective directors, officers, employees and agents, in connection with Celgene’s performance of its obligations or exercise of its rights under this License Agreement;

(b) any breach of any representation, warranty, covenant, agreement or obligation under this License Agreement; or

(c) subject to Section 9.2(c), the Development, Manufacture or Commercialization by or on behalf of Celgene, its Affiliate or Sublicensee of any Licensed Product in the Territory, including [***] in the Territory, in each case, resulting from any of the foregoing activities described in this Section 9.1(c); provided that Celgene shall have no obligation to indemnify, defend and hold harmless the OncoMed Indemnitees under this Section 9.1(c) from or against any Damages arising out of or relating to, directly or indirectly, any Claim in the Territory brought against OncoMed Indemnitees [***]; it being understood and agreed that this Section 9.1(c) [***];

in each case, provided however that, such indemnity shall not apply to the extent OncoMed has an indemnification obligation pursuant to Section 9.2 for such Damage.

9.2 Indemnification by OncoMed. OncoMed shall indemnify, defend and hold harmless the Celgene Indemnitees, from and against any and all Damages to the extent arising out of or relating to, directly or indirectly, from any Claim based upon:

(a) the gross negligence or willful misconduct of OncoMed or its Affiliates or its or their respective directors, officers, employees and agents, in connection with OncoMed’s performance of its obligations or exercise of its rights under this License Agreement;

(b) any breach of any representation, warranty, covenant, agreement or obligation under this License Agreement; or

(c) any research, Development, use, Manufacture, or Commercialization of OncoMed Reversion Products following the reversion thereof to OncoMed pursuant to Section 10.7 in the Territory, including [***] in the Territory, in each case, resulting from any of the foregoing activities described in this Section 9.2(c);

in each case, provided however that, such indemnity shall not apply to the extent Celgene has an indemnification obligation pursuant to Section 9.1 for such Damage.

9.3 Notice of Claims. A Claim to which indemnification applies under Section 9.1 or Section 9.2 shall be referred to herein as an “Indemnification Claim.” If the Indemnitee intends to claim indemnification under this ARTICLE 9, the Party claiming indemnification (the “Indemnitee”) shall notify the indemnifying Party (the “Indemnitor”) in writing, promptly upon becoming aware of an Indemnification Claim, describing in reasonable detail the facts giving rise to the Indemnification Claim; provided, that an Indemnification Claim in respect of any action at law or suit in equity by or against a Third Party as to which indemnification shall be sought shall be given promptly after the action or suit is commenced (provided that the Indemnitee is aware of such commencement); and provided further, that the failure by an Indemnitee to give such notice shall not relieve the Indemnitor of its indemnification obligation under this License Agreement except and only to the extent that the Indemnitor is actually prejudiced as a result of such failure to give notice.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

29

9.4 Indemnification Procedures. If an Indemnitee receives written notice of a Claim that the Indemnitee believes may result in a claim for indemnification under this ARTICLE 9, such Indemnitee shall deliver an Indemnification Claim to the Indemnitor in accordance with the provisions of Section 9.3. If [***], then the Indemnitor shall have the right to assume and control the defense of the Claim, at its own expense with counsel selected by it and reasonably acceptable to the Indemnitee, by delivering written notice of its assumption of such defense to the Indemnitee within [***] of its receipt of notice of such Claim from the Indemnitor (but the Indemnitor shall in any event have the right to assume and control the defense of a Claim that [***], whichever is first); provided, however, that the Indemnitee shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the Indemnitor, if (a) representation of the Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential conflict of interests between such Indemnitee and Indemnitor, (b) the Indemnitor has failed within a reasonable time to retain counsel, (c) the Indemnitee shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnitor, or (d) [***]. If the Indemnitor assumes and controls the defense of such Claim, the Indemnitor shall keep the Indemnitee reasonably apprised of the status of the Claim and the Indemnitee shall be entitled to otherwise monitor such Claim at its sole cost and expense. If the Claim [***] against or from the Indemnitee or if the Indemnitor does not assume the defense of the Claim as described in this Section 9.4, the Indemnitee shall be permitted to assume and control the defense of such Claim (but shall have no obligation to do so) and in such event shall be entitled to settle or compromise the Indemnification Claims in its sole and reasonable discretion, provided that if the Indemnitee is entitled to assume the defense of the Claim pursuant to this Section 9.4 solely because [***] against or from the Indemnitee, then the Indemnitee shall not settle or compromise such Indemnification Claims in any manner that involves [***] without the prior written consent of the Indemnitor, which consent the Indemnitor shall not unreasonably withhold, condition or delay. If the Indemnitor has assumed and controls the defense of the Claim in accordance with this Section 9.4, (i) the Indemnitee shall not settle or compromise the Indemnification Claim without the prior written consent of the Indemnitor, such consent not to be unreasonably withheld, conditioned or delayed and (ii) the Indemnitor shall not settle or compromise the Indemnification Claim in any manner that would result in the payment of amounts by the Indemnitee, impose any other obligation on the Indemnitee or otherwise have an adverse effect on the Indemnitee’s rights or interests (including any rights under this License Agreement or the Equity Purchase Agreement or the scope or enforceability of any Patents or Know-How licensed by one Party to another Party pursuant to this License Agreement or any other Development & Commercialization Agreement, or the [***]SM Agreement or the Master Collaboration Agreement), without the prior written consent of the Indemnitee. In each case, the Party that is not controlling the defense of any Claim shall reasonably cooperate with the Party that is controlling the defense of such Claim, at the non-controlling Party’s expense and shall make available to the controlling Party all pertinent information under the control of the non-controlling Party, which information shall be subject to Article 8 of the Master Collaboration

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

30

Agreement. Each Party shall use commercially reasonable efforts to avoid production of Confidential Information of the other Party (consistent with applicable Law and rules of procedure), and to cause all communications among employees, counsel and other representatives of such Party to be made so as to preserve any applicable attorney-client or work-product privileges.

9.5 Insurance. Celgene shall maintain, at Celgene’s cost, a program of insurance and/or self-insurance against liability and other risks associated with its activities and obligations under this License Agreement, including as applicable Celgene’s Clinical Trials, the Commercialization of any Licensed Candidate, and Celgene’s indemnification obligations hereunder, in such amounts, subject to such deductibles and on such terms as are customary for Celgene for the activities to be conducted by it under this License Agreement.

9.6 LIMITATION OF LIABILITY. EXCEPT (A) FOR A BREACH OF [***] OR (B) FOR CLAIMS THAT ARE SUBJECT TO INDEMNIFICATION UNDER THIS ARTICLE 9 OR (C) FOR DAMAGES DUE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE LIABLE PARTY, NEITHER ONCOMED NOR CELGENE, NOR ANY OF THEIR RESPECTIVE AFFILIATES WILL BE LIABLE TO THE OTHER PARTY TO THIS LICENSE AGREEMENT OR ITS AFFILIATES FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE OR EXEMPLARY DAMAGES OR LOST PROFITS OR LOST DATA, WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY), INDEMNITY OR CONTRIBUTION, AND IRRESPECTIVE OF WHETHER THAT PARTY OR ANY REPRESENTATIVE OF THAT PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE.

ARTICLE 10

LICENSE TERM AND TERMINATION

10.1 License Term; Expiration.

10.1.1 License Term. This License Agreement shall become effective on the License Agreement Effective Date and, unless earlier terminated pursuant to this ARTICLE 10, shall remain in effect until it expires (the “License Term”):

(a) on a Licensed Product-by-Licensed Product and country-by-country basis, this License Agreement shall expire on the date of the expiration of all applicable License Royalty Terms with respect to such Licensed Product in such country; and

(b) in its entirety upon the expiration of all applicable License Royalty Terms under this License Agreement with respect to all Licensed Products in all countries in the Territory.

10.1.2 Effect of Expiration. After the expiration of the License Term pursuant to Section 10.1.1 above, the following terms shall apply:

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

31

(a) Licenses after Licensed Product Expiration. After expiration of the License Term (but not after early termination) with respect to any Licensed Product in a country in the Territory pursuant to Section 10.1.1(a), Celgene shall have an exclusive, fully-paid, royalty-free, irrevocable, non-terminable, worldwide right and license, with the right to grant sublicenses, under the OncoMed Licensed IP to develop, manufacture, have manufactured, use, offer for sale, sell, import and otherwise commercialize such Licensed Product and related Diagnostic Products in the Field in such country in the Territory, for so long as it continues to do so.

(b) Licenses after Expiration of License Agreement. After expiration of the License Term (but not after early termination) with respect to this License Agreement in its entirety pursuant to Section 10.1.1(b), Celgene shall have an exclusive, fully-paid, royalty-free, irrevocable, non-terminable, worldwide right and license, with the right to grant sublicenses, under the OncoMed Licensed IP to develop, manufacture, have manufactured, use, offer for sale, sell, import and otherwise commercialize Licensed Products and Diagnostic Products in the Field in the Territory, for so long as it continues to do so.

10.2 Termination Without Cause.

10.2.1 At any time during the License Term, Celgene shall have the right, at its sole discretion, to terminate this License Agreement in its entirety, upon one hundred twenty (120) days prior written notice to OncoMed hereunder; it being understood and agreed that Celgene shall be entitled to terminate upon sixty (60) days’ written notice at any time it reasonably determines that such termination is necessary to comply with any Antitrust Law.

10.2.2 Celgene shall have the right to terminate this License Agreement immediately on a Licensed Candidate-by-Licensed Candidate basis upon written notice to OncoMed based on [***]. Upon such termination for [***], subject to the terms and conditions of this License Agreement, Celgene shall be responsible, at its expense, for the wind-down, if any, of any Development of the applicable Licensed Candidate, and corresponding Licensed Product (including any Clinical Trials for the applicable Licensed Candidate or Licensed Product being conducted by or on behalf of Celgene) and any Commercialization activities for the applicable Licensed Candidate or Licensed Product. Such termination shall become effective upon the date that Celgene notifies OncoMed in writing that such wind-down is complete. Upon such termination for [***], all licenses granted by OncoMed to Celgene under this License Agreement shall terminate solely with respect to the applicable Licensed Candidate or Licensed Product. For purposes of this License Agreement, [***] means it is Celgene’s or its Affiliate’s or Sublicensee’s belief, following [***] that, based upon [***], that the [***] of such Licensed Candidate or Licensed Product is [***] to Develop or Commercialize or to continue to Develop or Commercialize it. If this License Agreement is terminated pursuant to this Section 10.2.2, then subject to applicable data privacy laws, and on OncoMed’s request, Celgene shall provide OncoMed with [***] solely for the purposes of [***]. Upon OncoMed’s [***], Section 10.7 shall apply except for the following provisions: Section 10.7.2, 10.7.3(c) and 10.7.3(h).

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

32

10.3 Termination for Breach.

10.3.1 Termination by Either Party for Breach. Subject to certain variations set forth in Section 10.3.2 with respect to a material breach by Celgene of its obligation to use Commercially Reasonable Efforts pursuant to Section 2.2.1, this License Agreement and the rights granted herein may be terminated by either Party for the material breach by the other Party of this License Agreement, provided, that if the breaching Party has not cured such breach within sixty (60) days (or thirty (30) days, in the case of Celgene’s payment obligations under this License Agreement, or the time period provided in Section 10.3.2 with respect to a material breach by Celgene of its obligation to use Commercially Reasonable Efforts) (the “Cure Period”) after the date of written notice to the breaching Party of such breach, which notice shall describe such breach in reasonable detail and shall state the non-breaching Party’s intention to terminate this License Agreement pursuant to this Section 10.3.1. Notwithstanding the preceding sentence, the Cure Period for any allegation made in good faith as to a material breach under this Agreement will run from [***]. Any such termination of this License Agreement under this Section 10.3.1 shall [***], unless the breaching Party has cured any such breach or default prior to the expiration of such Cure Period, or, if such breach is not susceptible to cure within the Cure Period, then, the non-breaching Party’s right of termination shall be [***]. The Parties understand and agree that [***] for purposes of determining [***].

10.3.2 Additional Procedures for Termination by OncoMed for Failure of Celgene to Use Commercially Reasonable Efforts. If OncoMed wishes to exercise its right to terminate this License Agreement pursuant to Section 10.3.1 for Celgene’s material breach of its obligations to use Commercially Reasonable Efforts as set forth in Section 2.2.1, it shall provide to Celgene a written notice of its intent to exercise such right, which notice shall be labeled as a “notice of material breach for failure to use Commercially Reasonable Efforts,” and shall state the reasons and justification for such termination and [***] For any such notice of breach by OncoMed, the Cure Period shall be [***], and shall become effective in accordance with Section 10.3.1.

10.3.3 Disagreement as to Material Breach. If the Parties reasonably and in good faith disagree as to whether there has been a material breach pursuant to either Section 10.3.1 or 10.3.2, the Party that disputes that there has been a material breach may contest the allegation by referring such matter, within [***] for resolution to the Executive Officers, who shall meet promptly to discuss the matter, and determine, within [***], whether or not a material breach has occurred pursuant to Section 10.3.1 or 10.3.2, as applicable. If the Executive Officers are unable to resolve a dispute within such [***] period after it is referred to them, the matter will be resolved as provided in Section 12.7 of the Master Collaboration Agreement.

10.3.4 Payments. [***]; provided, however, if either Party provides notice of a dispute pursuant to Section 10.3.3 or otherwise and such dispute is resolved in a manner in which no termination of this License Agreement occurs with respect to such breach or the breaching Party cures the applicable breach during the Cure Period, then upon such resolution or cure [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

33

10.4 Termination for Patent Challenges. OncoMed shall have the right to terminate this License Agreement upon written notice if Celgene or any Affiliate (as defined in Section 1.3(a) of the Master Collaboration Agreement) challenges the validity, scope or enforceability, or otherwise opposes any Patent included in the OncoMed Licensed IP or the OncoMed Platform Technology that is licensed to Celgene under this License Agreement (other than as may be necessary or reasonably required to assert a cross-claim or a counter-claim or to respond to a court request or order or administrative law, request or order); it being understood and agreed that OncoMed’s right to terminate this License Agreement under this Section 10.4 shall not apply to [***]; provided that OncoMed’s right to terminate this License Agreement under this Section 10.4 shall apply to such [***]. If a Sublicensee of Celgene challenges the validity, scope or enforceability of or otherwise opposes any Patent included in the OncoMed Licensed IP or OncoMed Platform Technology under which such Sublicensee is sublicensed, then Celgene shall, upon written notice from OncoMed, terminate such sublicense. For the avoidance of doubt, [***], shall not constitute a challenge under this Section 10.4.

10.5 Termination for Bankruptcy. If either Party makes a general assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over all or substantially all of its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not dismissed, discharged, bonded or stayed within ninety (90) days after the filing thereof, the other Party may terminate this License Agreement in its entirety, effective immediately upon written notice to such Party. In connection therewith, the provisions of Section 7.1.6 shall apply.

10.6 Effects of Expiration or Termination.

10.6.1 License Upon Expiration. Upon expiration (but not upon earlier termination) of this License Agreement, the license granted to Celgene in Section 7.1.1 shall automatically convert to the applicable license set forth in Section 10.1.2, and the licenses set forth in Sections 7.1.7, 7.1.8 and 7.1.9 shall survive.

10.6.2 Termination by Celgene Pursuant to Section 10.2, or by OncoMed Pursuant to Section 10.3, 10.4 or 10.5. In the event this License Agreement is terminated by Celgene pursuant to Section 10.2 or by OncoMed pursuant to Section 10.3, 10.4 or 10.5, then notwithstanding anything contained in this License Agreement to the contrary, upon the effective date of such termination:

(a) License Termination. All licenses granted to Celgene under this License Agreement shall terminate in their entirety, Celgene shall cease any and all Development, and Commercialization activities with respect to all terminated Licensed Products and Licensed Candidates, and all rights in such terminated Licensed Product and Licensed Candidates granted by OncoMed to Celgene shall revert to OncoMed pursuant to Section 10.7;

(b) Return of Confidential Information. Each Party shall return or destroy all Confidential Information of the other Party with respect to the terminated Licensed Products and Licensed Candidates being Developed or Commercialized under this License Agreement, as required by Article 8 of the Master Collaboration Agreement, unless such information is practiced by the receiving Party pursuant to licenses retained after any such termination under this License Agreement, another Development & Commercialization Agreement, the [***]SM Agreement or the Master Collaboration Agreement; and

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

34

(c) Survivals of License. Sections 7.1.7 and 7.1.9 shall survive.

10.6.3 Termination by Celgene Pursuant to Section 10.3 or 10.5. In the event this License Agreement is terminated by Celgene pursuant to Section 10.3 or 10.5, then (a) all rights and obligations of the Parties under this License Agreement shall terminate, except (i) the licenses granted in Section 7.1.1, 7.1.7, 7.1.8 and 7.1.9, (ii) Celgene’s payment obligations and the audit rights set forth in Article 6, and (iii) Section 10.9, shall, in each of cases (i) through (iii), survive such termination, (b) OncoMed shall return any Confidential Information of Celgene pursuant to Article 8 of the Master Collaboration Agreement that is not necessary to practice any licenses retained by OncoMed following such termination under this License Agreement, another Development & Commercialization Agreement, the [***]SM Agreement or the Master Collaboration Agreement, and (c) [***], unless such termination of this License Agreement is [***].

10.7 OncoMed Reversion Products.

10.7.1 Reversion. If this License Agreement terminates, except for any termination by Celgene pursuant to Section 10.3 or 10.5, then all Licensed Products and/or Licensed Candidates shall be deemed “OncoMed Reversion Products”. Celgene shall grant and hereby grants to OncoMed a non-exclusive, royalty-bearing (as provided in Section 10.7.2), non-transferable (except as provided in Section 11.4) license, with the right to grant sublicenses, under [***], (b) [***], and (c) [***], (ii) [***], and (iii) [***], that, in each case of (i), (ii) and (iii), are [***] to research, develop, manufacture, use, import, offer for sale, sell, and commercialize OncoMed Reversion Products in the Territory in the Field, in each case solely to the extent that [***] (provided that with respect to [***], such license shall solely include the right for OncoMed to [***], and for clarity, such license does not include [***].

10.7.2 [***]. If such OncoMed Reversion Products are designated as such by reason of a termination under Section 10.7.1, OncoMed shall [***] of Celgene’s [***] with respect to such OncoMed Reversion Product prior to the effective date of such termination, (the [***]). Such [***], until such time as the [***]. If a compound becomes an OncoMed Reversion Product by reason of a termination under Sections 10.3 (by OncoMed), 10.4 (by OncoMed) or 10.5 (by OncoMed), OncoMed shall [***] as provided in this Section 10.7.2 above except that the [***].

10.7.3 Effects of Reversion. With respect to each Licensed Candidate and Licensed Product that becomes an OncoMed Reversion Product:

(a) Celgene shall return to OncoMed within a reasonable time, at no cost to OncoMed, all Know-How within the OncoMed Licensed IP transferred by OncoMed to Celgene with respect to each such OncoMed Reversion Product;

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

35

(b) Except to the extent not permitted pursuant to any agreements between Celgene and a Third Party, Celgene shall provide to OncoMed, within a reasonable time, at OncoMed’s request, subject to OncoMed’s [***] (without duplicating any amounts [***] pursuant to Section 10.7.2), [***] pertaining to the applicable OncoMed Reversion Products [***] such OncoMed Reversion Products, including copies of (i) [***] ]OncoMed Reversion Products, and (ii) materials and documents relating to [***] such OncoMed Reversion Products throughout the world, excluding in the case of (ii) any materials and documents [***]. For clarity, OncoMed shall have the right to use the foregoing [***] information, materials and data [***] of OncoMed Reversion Products;

(c) Celgene shall [***] in connection with OncoMed Reversion Products prior to reversion of such OncoMed Reversion Products to OncoMed, at OncoMed’s request [***];

(d) Celgene shall transfer within a reasonable time to OncoMed, at OncoMed’s request [***] (without duplicating any amounts [***] pursuant to Section 10.7.2), any and all Regulatory Filings pertaining to the applicable OncoMed Reversion Products in its possession or Control;

(e) with respect to any Licensed Candidate or Licensed Product that becomes an OncoMed Reversion Product as a result of termination of this License Agreement at a time during which Celgene is conducting a Clinical Trial for such Licensed Candidate or Licensed Product, Celgene will, as directed by OncoMed, [***], if such termination is pursuant to Sections 10.3, 10.4 or 10.5 (in each case by OncoMed), and otherwise [***];

(f) Celgene shall otherwise cooperate reasonably with OncoMed to provide a transfer of the materials described in Sections 10.7.3(a) through (e), such transfer to be completed within [***] after the Parties have identified the Know-How and Regulatory Filings to be transferred;

(g) As and to the extent a Third Party is manufacturing such OncoMed Reversion Product, Celgene shall [***], to assist in [***]. If, at any time during the License Term, Celgene or an Affiliate of Celgene begins manufacturing any Licensed Candidate or Licensed Product, the Parties shall [***] of such Licensed Candidate or Licensed Product from Celgene or such Affiliate to OncoMed or OncoMed’s designee in the event such Licensed Candidate or Licensed Product becomes an OncoMed Reversion Product, which shall include [***]. Additionally, upon any Licensed Candidate or Licensed Product becoming an OncoMed Reversion Product, at OncoMed’s request, Celgene shall [***], for a price equal to [***];

(h) To the extent that Celgene owns any trademark(s) and/or domain names that [***] an OncoMed Reversion Product that [***] for the Commercialization of an OncoMed Reversion Product (as [***] but not including any marks that include, in whole or part, any corporate name or logo of Celgene), OncoMed shall have the right to [***]. OncoMed shall exercise such right by written notice to Celgene within [***] after such Licensed Candidate or Licensed Product becomes an OncoMed Reversion Product. The Parties shall [***] to OncoMed for up to [***] after Celgene receives any such written notice from OncoMed; and

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

36

(i) If Celgene has obtained a Third Party License with respect to such OncoMed Reversion Product and OncoMed is a sublicensee under such Third Party License, then [***] such Third Party License to the extent due with respect to the [***].

10.8 Survival of Sublicensees. Notwithstanding the foregoing, termination of this License Agreement shall be construed as a termination of any sublicense of any Sublicensee hereunder, provided however that such Sublicensee shall have the right to request that OncoMed grants to such Sublicensee a direct license. OncoMed shall not unreasonably withhold its consent to any such request.

10.9 Surviving Provisions.

10.9.1 Accrued Rights; Remedies. Termination, relinquishment or expiration of this License Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such termination, relinquishment or expiration, including the payment obligations under Article 6 hereof, and any and all damages or remedies (whether in law or in equity) arising from any breach hereunder. Such termination, relinquishment or expiration shall not relieve any Party from obligations which are expressly indicated to survive termination of this License Agreement. Except as otherwise expressly set forth in this License Agreement, the termination provisions of this Article 10 are in addition to any other relief and remedies available to either Party under this License Agreement and at applicable Law.

10.9.2 Survival. Notwithstanding any provision herein to the contrary, any rights or obligations otherwise accrued hereunder (including any accrued payment obligations) shall survive the expiration or termination of this Agreement. Further, the rights and obligations of the Parties set forth in the following Sections and Article shall survive the expiration or termination of this License Agreement, in addition to those other terms and conditions that are expressly stated to survive termination or expiration of this License Agreement: (a) 2.6 (as to activities conducted during the License Term and activities conducted by Celgene following termination, where Celgene retains rights to Develop, Manufacture and Commercialize Licensed Products or Licensed Candidates pursuant to Section 10.6.3), 2.7.1 (as to License Materials transferred during the License Term), 2.7.2 (to the extent that the License Materials Receiving Party retains a license to use such License Materials following termination), 2.7.3 (as to License Materials transferred during the License Term), 2.8, 5.1 (only upon expiration of this License Agreement), 6.8.1, 7.1.4, 7.1.5, 7.1.7, 7.1.8 (only upon expiration of this License Agreement), 7.1.9, 7.1.10, 7.2, 9 (to the extent applicable to claims arising during the License Term, or any claims relating to breaches of provisions that are deemed to survive pursuant to this License Agreement), 10.1.2, 10.6, 10.7, 10.8, 10.9, 10.10 and 11; and (b) additionally, if Section 10.6.3 applies, 2.3.2, 2.4.2, 3.1 (if applicable), 4.1, 5.1, 6, 7.1.1, 7.1.3, 7.1.6, 7.1.8, 7.5 (with respect to OncoMed Licensed Patents), 7.6, 7.7, 7.8, 7.9, 7.10, 7.11, 8 and 9 (to the extent applicable to claims arising during the License Term (or any claims relating to breaches of provisions that are deemed to survive pursuant to this License Agreement) after such expiration or termination to the extent a Party retains a license from the other Party to Develop, Manufacture or Commercialize Licensed Products or Product Candidates thereafter); provided that such survival shall be limited to any specific time periods set forth in such Articles and Sections. For the avoidance of doubt and subject to Section 10.3.4, in the event [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

37

10.10 Relationship to Other Agreements. Termination of this License Agreement shall not affect in any way the terms or provisions of the Master Collaboration Agreement, any other then-existing executed Development & Commercialization Agreement or the [***]SM Agreement (if executed) or the Equity Purchase Agreement.

ARTICLE 11

MISCELLANEOUS

11.1 Confidentiality; Publicity.

11.1.1 Confidentiality. The confidentiality, non-disclosure and non-use obligations set forth in Article 8 of the Master Collaboration Agreement, including each Party’s rights and obligations with respect to publicity and publications set forth in Sections 8.6 and 8.7.2 of the Master Collaboration Agreement, shall apply to the Parties’ performance of all activities under this License Agreement.

11.1.2 Press Release. Upon or following the License Agreement Effective Date, the Parties may issue the form of press release agreed by the Parties pursuant to Section 8.6 of the Master Collaboration Agreement and attached hereto as Exhibit D. In all other cases, the issuance of any press release or other public statement by either Party or their respective Affiliates disclosing any information relating to this License Agreement, the activities hereunder, or the transactions contemplated hereby shall be subject to Section 8.6 of the Master Collaboration Agreement.

11.2 Disclaimer of Warranties. Except as otherwise expressly set forth in this License Agreement or the Master Collaboration Agreement, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY THAT ANY PATENTS ARE VALID OR ENFORCEABLE, AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT. Without limiting the generality of the foregoing, each Party disclaims any warranties with regards to: (a) the success of any study or test, including the Licensed Program, commenced under this License Agreement; (b) the safety or usefulness for any purpose of the technology or materials, including any Licensed Candidate, Licensed Product or Diagnostic Product, it provides or discovers under this License Agreement; or (c) the validity, enforceability, or non-infringement of any intellectual property rights or technology it provides or licenses to the other Party under this License Agreement.

11.3 Applicability of Terms of Master Collaboration Agreement. In addition to those provisions of the Master Collaboration Agreement that are expressly stated in this License Agreement to apply to the Parties activities hereunder, Sections 12.1, 12.2, 12.3, 12.5, 12.6, 12.7, 12.8, 12.10, 12.11, 12.12 and 12.13 of the Master Collaboration Agreement shall apply in full to the Party’s performance of all activities under this License Agreement. References to “Agreement” in such sections shall refer to this License Agreement.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

38

11.4 Assignment.

11.4.1 Generally. This License Agreement may not be assigned by any Party, nor may any Party delegate its obligations or otherwise transfer licenses or other rights created by this License Agreement, except as expressly permitted hereunder without the prior written consent of the other Party, which consent will not be unreasonably withheld, delayed or conditioned.

11.4.2 Celgene. Notwithstanding the limitations in Section 11.4.1, Celgene Corp. and Celgene Alpine may assign this License Agreement, or any rights or obligations hereunder in whole or in part, to (a) one or more Affiliates solely as provided in this Section 11.4.2 or (b) its successor in interest in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this License Agreement; provided however that, except in the case where Celgene Corp. or Celgene Alpine, as applicable, [***], (i) Celgene Corp. or Celgene Alpine, as applicable, provides OncoMed with at least [***] advance written notice of any such assignment(s), (ii) prior to such assignment(s), Celgene Corp. or Celgene Alpine, as applicable, agrees in a written agreement delivered to OncoMed (and upon which OncoMed may rely) to remain fully liable for the performance of its obligations under this License Agreement by its assignee(s), and (iii) prior to such assignment(s), the assignee(s) agree in a written agreement delivered to OncoMed (and upon which OncoMed may rely) to assume performance of all such assigned obligations. If Celgene Corp. or Celgene Alpine, as applicable, wishes to assign [***], it will be permitted to do so conditioned on [***], pursuant to which such [***]. In the case of any assignment by Celgene Corp. or Celgene Alpine, as applicable, whether pursuant to Section 11.4.1 or this 11.4.2, Celgene shall [***].

11.4.3 OncoMed. Notwithstanding the limitations in Section 11.4.1, OncoMed may assign this License Agreement, or any rights or obligations hereunder in whole or in part, to (a) one or more Affiliates solely as provided in this Section 11.4.3 or (b) its successor in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this License Agreement; provided however that, except in the case where OncoMed [***], (i) OncoMed provides Celgene with at least [***] advance written notice of any such assignment(s), (ii) prior to such assignment(s), OncoMed agrees in a written agreement delivered to Celgene (and upon which Celgene may rely) to remain fully liable for the performance of its obligations under this License Agreement by its assignee(s), and (iii) prior to such assignment(s), the assignee(s) agree in a written agreement delivered to Celgene (and upon which Celgene may rely) to assume performance of all such assigned obligations, (iv) in the case of any assignment(s) by OncoMed, all [***], and (v) all of the matters referred to in clauses (i), (ii), (iii) and (iv), as applicable, will be set forth in documentation [***] prior to any such assignment(s) [***] and in all cases will provide [***]. If OncoMed wishes to assign [***], it will be permitted to do so conditioned on [***]. In the case of any assignment by OncoMed, whether pursuant to Section 11.4.1 or this 11.4.3, OncoMed shall [***].

11.4.4 All Other Assignments Null and Void. The terms of this License Agreement will be binding upon and will inure to the benefit of the successors, heirs, administrators and permitted assigns of the Parties. Any purported assignment in violation of this Section 11.4 will be null and void ab initio.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

39

11.4.5 Business Combinations. Notwithstanding anything to the contrary in this License Agreement, with respect to any intellectual property rights controlled by the acquiring party or its Affiliates (if other than one of the Parties to this License Agreement) involved in any Business Combination of either Party, such intellectual property rights shall not be included in the technology and intellectual property rights licensed to the other Party hereunder to the extent held by such acquirer or its Affiliate (other than the relevant Party to this License Agreement) prior to such transaction, or to the extent such technology is developed outside the scope of activities conducted with respect to the Collaboration, Licensed Program, Licensed Candidates, Licensed Products or related Diagnostic Products. The OncoMed Licensed IP and the Celgene Background IP shall exclude any intellectual property owned or controlled by a permitted assignee or successor and not developed in connection with the Collaboration, Licensed Program, Licensed Candidates, or Licensed Products, or related Diagnostic Products, researched, Developed or Commercialized pursuant to this License Agreement, any other Development & Commercialization Agreement or the [***]SM Agreement or the Master Collaboration Agreement.

11.5 Entire Agreement. This License Agreement, together with the attached Exhibits and Schedules, and the Master Collaboration Agreement, including its Exhibits and Schedules, contains the entire agreement by the Parties with respect to the subject matter hereof and supersedes any prior express or implied agreements, understandings and representations, either oral or written, which may have related to the subject matter hereof in any way, and any and all term sheets relating to the transactions contemplated by this License Agreement and exchanged between the Parties prior to the License Agreement Effective Date.

11.6 Celgene Parties. The Parties hereby acknowledge and agree that (a) Celgene Corp. is the party to this License Agreement with respect to all rights and obligations under this Agreement in the United States, provided that with respect to payment obligations under this License Agreement, Celgene Corp. is the responsible party with respect to all such payment obligations; (b) Celgene Alpine is the party to this License Agreement with respect to all rights and obligations under this License Agreement outside of the United States, provided that with respect to payment obligations under this License Agreement, Celgene Alpine is not a responsible party with respect to any such payment obligations; and (c) as between OncoMed, on the one hand, and Celgene Corp. and Celgene Alpine, on the other, Celgene Corp. shall undertake all actions permitted or required to be taken by Celgene Corp. and/or Celgene Alpine.

[Signature Page Follows]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

40

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this LICENSE AGREEMENT to be executed by their respective duly authorized officers as of the License Agreement Effective Date.

ONCOMED PHARMACEUTICALS, INC.	CELGENE CORPORATION

By:	By:
Name:	Name:
Title:	Title:

Solely with respect to the rights and obligations under this License Agreement outside of the United States (subject to Section 11.6)

CELGENE ALPINE INVESTMENT COMPANY II, LLC

By its managing member, Celgene International Sàrl

By:
Name:
Title:

[Signature page to License Agreement]

EXHIBIT A

Licensed Program

The Program that is the subject of this License Agreement (the “Licensed Program”) is:

☐   the DEM Program, pursuant to:

☐	the Master Collaboration Agreement (i.e., OncoMed has opted-out of its co-development and co-commercialization rights for the DEM Program under Section 3.1.4(a) of the Master Collaboration Agreement)

☐	a Co-Development and Co-Commercialization Agreement (i.e., OncoMed has opted-out of its co-development and co-commercialization rights for such Program)

☐ the BSP Program, pursuant to:

☐	the Master Collaboration Agreement (i.e., OncoMed has opted-out of its co-development and co-commercialization rights for the BSP Program under Section 3.1.4(a) of the Master Collaboration Agreement)

☐	a Co-Development and Co-Commercialization Agreement (i.e., OncoMed has opted-out of its co-development and co-commercialization rights for such Program)

☐   a [***] Designated Program. List which:                     , pursuant to:

☐	the Master Collaboration Agreement (i.e., such Program is the first non-RSPO3 Designated Program that is a Pathway Designated Program pursuant to Section 3.1.1(c) and 3.1.6 of the Master Collaboration Agreement)

☐	the Master Collaboration Agreement (i.e., OncoMed has opted-out of its co-development and co-commercialization rights for the BSP Program under Section 3.1.4(a) of the Master Collaboration Agreement)

☐	a Co-Development and Co-Commercialization Agreement (i.e., OncoMed has opted-out of its co-development and co-commercialization rights for such Program)

☐   a RSPO Designated Program. List which:                     , pursuant to:

☐	the Master Collaboration Agreement (i.e., such Program is the first non-RSPO3 Designated Program that is a Pathway Designated Program pursuant to Section 3.1.1(d) and 3.1.6 of the Master Collaboration Agreement)

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A - 1

☐	the Master Collaboration Agreement (i.e., OncoMed has opted-out of its co-development and co-commercialization rights for the BSP Program under Section 3.1.4(a) of the Master Collaboration Agreement)

☐	a Co-Development and Co-Commercialization Agreement (i.e., OncoMed has opted-out of its co-development and co-commercialization rights for such Program)

A - 2

EXHIBIT B

Licensed Target and Licensed Candidates

If the Licensed Program is:

☐   the DEM Program, then:

A.	the “Licensed Target” is: DLL4.

B.	the “Licensed Candidates” are: (i) Demcizumab and (ii) [***]; it being understood and agreed that Licensed Candidates do not include [***]. For clarity, and as set forth in Section 1.99 of the Master Collaboration Agreement, Licensed Candidates also include [***].

☐   the BSP Program, then:

A.	the “Licensed Target” is: DLL4 and VEGF.

B.	the “Licensed Candidates” are: (i) each BSP, (ii) [***]; it being understood and agreed that Licensed Candidates do not include [***]. For clarity, and as set forth in Section 1.99 of the Master Collaboration Agreement, Licensed Candidates also include [***].

☐   a [***] Designated Program. List which:                     , then:

A.	the “Licensed Target” is the target(s) set forth in the applicable [***] Designation Notice with respect to such [***] Designated Program, provided by Celgene to OncoMed pursuant to Section 2.2.3(c) of the Master Collaboration Agreement, namely:

B.	the “Licensed Candidates” are: each Protein Therapeutic that is [***], and that is [***]; it being understood and agreed that Licensed Candidates do not include [***]. For clarity, and as set forth in Section 1.99 of the Master Collaboration Agreement, Licensed Candidates also include [***].

☐   a RSPO Designated Program. List which:                     , then:

A.	the “Licensed Target” is the target(s) set forth in the applicable RSPO Designation Notice with respect to such RSPO Designated Program, provided by Celgene to OncoMed pursuant to Section 2.2.4(c) of the Master Collaboration Agreement, namely:

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B - 1

B.	the “Licensed Candidates” are: each Protein Therapeutic that is [***], and that is [***]; it being understood and agreed that Licensed Candidates do not include [***]. For clarity, and as set forth in Section 1.99 of the Master Collaboration Agreement, Licensed Candidates also include [***].

For clarity, for each of the foregoing Licensed Programs, in no event shall any Excluded Target be a Licensed Target.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B - 2

EXHIBIT C-1

Financial Terms – DEM Program

In consideration for the rights and licenses granted to Celgene under this License Agreement with respect to the Licensed Program (where such Licensed Program is the DEM Program):

1.	Upfront Fee. The Parties hereby acknowledge and agree that:

(a) if the Parties have entered into this License Agreement pursuant to Section 3.1.4(a) of the Master Collaboration Agreement (i.e., OncoMed exercised its opt-out with respect to the DEM Program under the Master Collaboration Agreement prior to Option exercise), then Celgene shall, within [***] after execution of this License Agreement, pay to OncoMed an upfront payment in an amount equal to [***]; or

(b) if the Parties have entered into this License Agreement pursuant to Section 3.1 of a Co-Development and Co-Commercialization Agreement (i.e., OncoMed exercised its opt-out under the Co-Development and Co-Commercialization Agreement), then [***]with respect to the execution of this License Agreement.

2. [***] Milestones. Celgene shall make the following [***] milestone payments to OncoMed that are set forth below upon the [***] achievement by or on behalf of Celgene, its Affiliates or Sublicensees of the milestone events set forth below with respect to the [***] Licensed Product that achieves such event.

Milestone Event [***]	Milestone Payments (in $ millions)
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]	[***]

†	With respect to Milestones [***], and on a [***] must be for [***]. For the avoidance of doubt, [***] for purposes of this Exhibit C-1. (For example, if the [***] for purposes of this Exhibit C-1.)
‡	With respect to Milestones [***]. With respect to Milestone [***].

3. Sales Milestones. On a Licensed Product-by-Licensed Product basis, Celgene shall make the following sales milestone payments to OncoMed that are set forth below upon the first achievement by or on behalf of Celgene, its Affiliates or Sublicensees of the milestone events set forth below with respect to such Licensed Product.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C-1 - 1

Milestone Event (Per Licensed Product, worldwide)	Milestone Payments (in $ millions)
[***]	[***]
[***]	[***]

4. Royalties for Licensed Products (and not Diagnostic Products).

(a) On a Licensed Product-by-Licensed Product basis, Celgene shall pay OncoMed royalties on License Annual Net Sales by Celgene, its Affiliates and Sublicensees in the Territory (i.e. worldwide), for the applicable Licensed Product at the royalty rates set forth below:1

License Annual Net Sales worldwide (For each Licensed Product)	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

For example, if worldwide License Annual Net Sales of a Licensed Product by Celgene, its Affiliates and Sublicensees was [***], the royalties payable with respect to such License Annual Net Sales, [***].

(b) On a Licensed Product-by-Licensed Product basis, in the event the worldwide License Annual Net Sales of such Licensed Product by Celgene, its Affiliates and Sublicensees exceeds [***]) ]in a given Calendar Year (a “[***] Rate Year”), then the [***]. For clarity, any License Net Sales after [***]. During such Calendar Year, Celgene shall pay royalties [***], and within [***].

(c) In the event royalty reduction occurs pursuant to Section 6.6.3 of this License Agreement, such reduction may only reduce the amount payable to OncoMed down to an effective royalty rate of [***] the currently-applicable royalty rate with respect to each tier in the table set forth in Paragraph 4(a) of this Exhibit C-1. For clarity, any [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C-1 - 2

(d) For clarity, the royalties set forth in this Paragraph 4 of this Exhibit C-1 do not apply to Diagnostic Products, which royalties are set forth solely in Paragraph 5 of this Exhibit C-1.

5. Royalties for Diagnostic Products. On a Licensed Product-by-Licensed Product basis, Celgene shall pay OncoMed royalties on License Annual Net Sales by Celgene, its Affiliates and Sublicensees in the Territory (i.e. worldwide), of any Diagnostic Product sold [***] such Licensed Product that is [***] at the royalty rate set forth below; provided, that if such Diagnostic Product is sold by Celgene, its Affiliate or Sublicensee for [***] (as defined in the Form of Co-Development and Co-Commercialization Agreement attached to the Master Collaboration Agreement as Exhibit B) [***], then the royalty rate shall be [***].

License Annual Net Sales worldwide of Diagnostic Product (For each Licensed Product)	Royalty Rate
On all License Annual Net Sales of such Diagnostic Product worldwide by Celgene, its Affiliates and Sublicensees	[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C-1 - 3

EXHIBIT C-2

Financial Terms – BSP Program

In consideration for the rights and licenses granted to Celgene under this License Agreement with respect to the Licensed Program (where such Licensed Program is the BSP Program):

1. Upfront Fee. The Parties hereby acknowledge and agree that:

(a) if the Parties have entered into this License Agreement pursuant to Section 3.1.4(a) of the Master Collaboration Agreement (i.e., OncoMed exercised its opt-out with respect to the BSP Program under the Master Collaboration Agreement prior to Option exercise), then Celgene shall, within [***] after execution of this License Agreement, pay to OncoMed an upfront payment in an amount equal to [***]; or

(b) if the Parties have entered into this License Agreement pursuant to Section 3.1 of a Co-Development and Co-Commercialization Agreement (i.e., OncoMed exercised its opt-out under the Co-Development and Co-Commercialization Agreement), and that [***] with respect to the execution of this License Agreement.

2. [***] Milestones. Celgene shall make the following [***] milestone payments to OncoMed that are set forth below upon the [***] achievement by or on behalf of Celgene, its Affiliates or Sublicensees of the milestone events set forth below with respect to the [***] Licensed Product that achieves such event.

Milestone Event [***]	Milestone Payments (in $ millions)
[***]	[***]
[***]	[***]
[***]	[***]

†	With respect to Milestones [***], and on a [***], no milestone payment will be due with respect to the [***]; provided, that for [***] in the BSP Program, such [***]. For the avoidance of doubt, milestone payment(s) will be due and payable for at most [***] for a Licensed Product (for clarity, of the BSP Program) which is the [***]. Without limiting the foregoing, with respect to Milestones [***], the [***] must be for a [***]. For the avoidance of doubt, [***] for purposes of this Exhibit C-2. (For example, if the [***] for purposes of this Exhibit C-2.)
‡	With respect to Milestone [***] no milestone payment will be due with respect to [***]. With respect to Milestones [***], no milestone payment will be due with respect to [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C-2 - 1

3. Sales Milestones. On a Licensed Product-by-Licensed Product basis, Celgene shall make the following sales milestone payments to OncoMed that are set forth below upon the first achievement by or on behalf of Celgene, its Affiliates or Sublicensees of the milestone events set forth below with respect to such Licensed Product.

C-2 - 2

Milestone Event (Per Licensed Product, worldwide)	Milestone Payments (in $ millions)
[***]	[***]
[***]	[***]

4. Royalties for Licensed Products (and not Diagnostic Products).

(a) On a Licensed Product-by-Licensed Product basis, Celgene shall pay OncoMed royalties on License Annual Net Sales by Celgene, its Affiliates and Sublicensees in the Territory (i.e., worldwide), for the applicable Licensed Product at the royalty rates set forth below:

License Annual Net Sales worldwide (For each Licensed Product)	Royalty Rate
[***]	[***]

For example, if worldwide License Annual Net Sales of a Licensed Product by Celgene, its Affiliates and Sublicensees was [***], the royalties payable with respect to such License Annual Net Sales, [***].

(b) In the event royalty reduction occurs pursuant to Section 6.6.3 of this License Agreement, such reduction may only reduce the amount payable to OncoMed down to an effective royalty rate of two percent (2%) less than the currently-applicable royalty rate with respect to each tier in the table set forth in Paragraph 4(a) of this Exhibit C-2. For clarity, any [***].

(c) For clarity, the royalties set forth in this Paragraph 4 of this Exhibit C-2 do not apply to Diagnostic Products, which royalties are set forth solely in Paragraph 5 of this Exhibit C-2.

5. Royalties for Diagnostic Products. On a Licensed Product-by-Licensed Product basis, Celgene shall pay OncoMed royalties on License Annual Net Sales by Celgene, its Affiliates and Sublicensees in the Territory (i.e. worldwide), of any Diagnostic Product sold for use [***] such Licensed Product that is [***] at the royalty rate set forth below; provided, that if such Diagnostic Product is sold by Celgene, its Affiliate or Sublicensee for [***] (as defined in the Form of Co-Development and Co-Commercialization Agreement attached to the Master Collaboration Agreement as Exhibit B) [***], then the royalty rate shall be [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C-2 - 3

License Annual Net Sales worldwide of Diagnostic Product (For each Licensed Product)	Royalty Rate
On all License Annual Net Sales of such Diagnostic Product worldwide by Celgene, its Affiliates and Sublicensees	[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C-2 - 4

EXHIBIT C-3

Financial Terms – [***] Designated Program or RSPO Designated Program

In consideration for the rights and licenses granted to Celgene under this License Agreement with respect to the Licensed Program (where such Licensed Program is a [***] Designated Program or a RSPO Designated Program):

1. Upfront Fee. The Parties hereby acknowledge and agree that:

(a) if the Parties have entered into this License Agreement pursuant to Section 3.1.1(c) or 3.1.1(d), as applicable, and 3.1.6, each, of the Master Collaboration Agreement (i.e., the Licensed Program is the first Pathway Designated Program that is not the RSPO3 Designated Program), then Celgene shall, within [***] after execution of this License Agreement, pay to OncoMed an upfront payment in an amount equal to [***]; or

(b) if the Parties have entered into this License Agreement pursuant to Section 3.1.4(a) of the Master Collaboration Agreement (i.e., OncoMed exercised its opt-out with respect to the [***] Designated Program or the RSPO Designated Program, as applicable, under the Master Collaboration Agreement prior to Option exercise), then Celgene shall, within [***] after execution of this License Agreement, pay to OncoMed an upfront payment in an amount equal to (a) [***], and (b) [***]; or

(c) if the Parties have entered into this License Agreement pursuant to Section 3.1 of a Co-Development and Co-Commercialization Agreement (i.e., OncoMed exercised its opt-out under the Co-Development and Co-Commercialization Agreement, including with respect to the RSPO3 Designated Program), then [***] with respect to the execution of this License Agreement.

2. [***] Milestones. Celgene shall make the following [***] milestone payments to OncoMed that are set forth below upon the [***] achievement by or on behalf of Celgene, its Affiliates or Sublicensees of the milestone events set forth below with respect to the [***] Licensed Product that achieves such event.

Milestone Event [***]	Milestone Payments (in $ millions)
[***]	[***]
[***]	[***]

†	With respect to Milestones [***], and on a [***], the [***] with respect to such Milestone. For the avoidance of doubt, [***] for purposes of this Exhibit C-3. (For example, if the [***] for purposes of this Exhibit C-3.)
‡	With respect to Milestones [***], no milestone payment will be due with respect to [***]. With respect to Milestones [***], no milestone payment will be due with respect to [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C-3 - 1

3. Sales Milestones. On a Licensed Product-by-Licensed Product basis, Celgene shall make the following sales milestone payments to OncoMed that are set forth below upon the first achievement by or on behalf of Celgene, its Affiliates or Sublicensees of the milestone events set forth below with respect to such Licensed Product.

Milestone Event (Per Licensed Product, worldwide)	Milestone Payments (in $ millions)
[***]	[***]
[***]	[***]

4. Royalties for Licensed Products (and not Diagnostic Products).

(a) On a Licensed Product-by-Licensed Product basis, Celgene shall pay OncoMed royalties on License Annual Net Sales by Celgene, its Affiliates and Sublicensees in the Territory (i.e., worldwide), for the applicable Licensed Product at the royalty rates set forth below:

License Annual Net Sales worldwide (For each Licensed Product)	Royalty Rate if non-RSPO3 Designated Program	Royalty Rate if RSPO3 Designated Program
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

For example, if worldwide License Annual Net Sales of a Licensed Product for a non-RSPO3 Designated Program by Celgene, its Affiliates and Sublicensees was [***], the royalties payable with respect to such License Annual Net Sales, [***].

For example, if worldwide License Annual Net Sales of a Licensed Product for the RSPO3 Designated Program by Celgene, its Affiliates and Sublicensees was [***], the royalties payable with respect to such License Annual Net Sales, [***].

(b) In the event royalty reduction occurs pursuant to Section 6.6.3 of this License Agreement, such reduction may only reduce the amount payable to OncoMed down to an effective royalty rate of [***] the currently-applicable royalty rate with respect to each tier in each of the second and third column in the table set forth in Paragraph 4(a) of this Exhibit C-3. For clarity, any [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C-3 - 2

(c) For clarity, the royalties set forth in this Paragraph 4 of this Exhibit C-3 do not apply to Diagnostic Products, which royalties are set forth solely in Paragraph 5 of this Exhibit C-3.

5. Royalties for Diagnostic Products. On a Licensed Product-by-Licensed Product basis, Celgene shall pay OncoMed royalties on License Annual Net Sales by Celgene, its Affiliates and Sublicensees in the Territory (i.e. worldwide), of any Diagnostic Product sold for use [***] such Licensed Product that is [***] at the royalty rate set forth below; provided, that if such Diagnostic Product is sold by Celgene, its Affiliate or Sublicensee for [***] (as defined in the Form of Co-Development and Co-Commercialization Agreement attached to the Master Collaboration Agreement as Exhibit B) [***], then the royalty rate shall be [***].

License Annual Net Sales worldwide of Diagnostic Product(For each Licensed Product)	Royalty Rate
On all License Annual Net Sales of such Diagnostic Product worldwide by Celgene, its Affiliates and Sublicensees	[	***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C-3 - 3

EXHIBIT D

Press Release

[To be drafted and attached at time of execution of this License Agreement]

D - 1

EXHIBIT E

Form of License Material Transfer Agreement

This License Material Transfer Agreement No. (the “ License Material Transfer Agreement”) is made as of              (the “License Material Transfer Agreement Effective Date”), pursuant to that certain License Agreement for the [List Program] Program, entered into by OncoMed Pharmaceuticals, Inc., Celgene Corporation and Celgene Alpine Investment Company II, LLC, with an effective date of [•], 20      (the “[List Program] Program License Agreement”), by and between:

Transferring Party: [Please identify transferring party]

And

License Material Receiving Party: [Please identify receiving party]

for the transfer of:

A.	Confidential Information:

[Please identify any Confidential Information other than License Materials that would be transferred, e.g., assay protocols. If none, state “None.”]

B.	License Materials:

[Please identify all License Materials to be transferred by type and name, as well as specifying the amount transferred. If none, state “None.”]

for the following Program(s):

☐ DEM Program

☐ BSP Program

☐ [***] Designated Program. List which:

☐ RSPO Designated Program. List which:

and for the purpose of:

[Please describe purpose and scope of use of such Confidential Information and/or License Materials]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

The Parties acknowledge and agree that the transfer of Confidential Information and/or License Materials pursuant to this License Material Transfer Agreement will be pursuant to and in accordance with the terms and conditions of the Master Collaboration Agreement and this [list Program] License Agreement. Any capitalized terms used in this License Material Transfer Agreement that are not defined herein have the meanings ascribed to them in the Master Collaboration Agreement or the [list Program] License Agreement, as applicable.

[Signature Page Follows]

IN WITNESS WHEREOF, this License Material Transfer Agreement is entered into as of the License Material Transfer Agreement Effective Date, and it is accepted and agreed to by the Parties’ authorized representatives.

For the Transferring Party:	For the License Materials Receiving Party:

By:	By:
Name:	Name:
Title:	Title:

SCHEDULE 7.11

OncoMed Licensed Patents

Schedule 7.11 - 1

EXHIBIT B

Form of Co-Development and Co-Commercialization Agreement

Please see attached.

B - 1

CO-DEVELOPMENT AND CO-COMMERCIALIZATION AGREEMENT

by and between

ONCOMED PHARMACEUTICALS, INC.

and

CELGENE CORPORATION

and

CELGENE ALPINE INVESTMENT COMPANY II, LLC

Dated as of [•], [•]

ARTICLE 1 DEFINITIONS		1
Article 2 DEVELOPMENT AND COMMERCIALIZATION		11
2.1	Co-Co Program, Target and Candidates	11
2.2	Development	12
2.3	Commercialization	15
2.4	No Representation	21
2.5	Regulatory	21
2.6	Manufacturing and Supply.	23
2.7	Covenant During Co-Co Term	24
ARTICLE 3 OPT-OUT; CONVERSION TO LICENSE AGREEMENT		25
3.1	OncoMed Opt-Out	25
ARTICLE 4 GOVERNANCE		27
4.1	Joint Steering Committee	27
4.2	Patent Committee	27
4.3	Joint Commercialization Committee for U.S.	27
ARTICLE 5 EXCLUSIVITY		29
5.1	Exclusivity	29
ARTICLE 6 FINANCIAL TERMS		29
6.1	Worldwide Development Costs	29
6.2	Upfront Fee; Milestones and Royalties.	29
6.3	Profit & Loss Share for Co-Co Product for U.S. Administration	31
6.4	[***]	31
6.5	Additional Payment Terms	31
6.6	Records Retention Regarding Worldwide Development Costs, Milestones and Royalties; Review by Other Party	33
6.7	[***]	34
ARTICLE 7 INTELLECTUAL PROPERTY		34
7.1	License	34
7.2	Ownership	36
7.3	Prosecution and Maintenance of Patents	36
7.4	Defense of Claims Brought by Third Parties	36
7.5	Enforcement of Patents	37
7.6	Patent Term Extensions	40
7.7	OncoMed Platform Technology	40
7.8	Celgene Patents	40
7.9	Regulatory Data Protection	40
7.10	Third Party Licenses	41
7.11	OncoMed Co-Co Patents	41

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

i

ARTICLE 8 ONCOMED UPSTREAM AGREEMENTS		41
8.1	Upstream Obligations	41
8.2	Michigan Agreement	41
8.3	Lonza Agreements	42
8.4	Other Third Party Obligations.	43
ARTICLE 9 INDEMNIFICATION; INSURANCE		43
9.1	In the U.S.	43
9.2	In the ROW	44
9.3	Notice of Claims	45
9.4	Indemnification Procedures	45
9.5	U.S. Administration Liabilities	46
9.6	Insurance	46
9.7	LIMITATION OF LIABILITY	46
9.8	Certain U.S. Tax Matters	47
ARTICLE 10 CO-CO TERM AND TERMINATION		47
10.1	Co-Co Term; Expiration	47
10.2	Termination Without Cause	48
10.3	Termination for Breach	48
10.4	Termination for Patent Challenges	49
10.5	Termination for Bankruptcy	50
10.6	Termination for Opt-Out	50
10.7	Effects of Expiration or Termination	50
10.8	OncoMed Reversion Products	51
10.9	Survival of Sublicensees	53
10.10	Surviving Provisions	53
10.11	Relationship to Other Agreements	54
ARTICLE 11 MISCELLANEOUS		54
11.1	Confidentiality; Publicity	54
11.2	Disclaimer of Warranties	54
11.3	Applicability of Terms of Master Collaboration Agreement	54
11.4	Assignment	55
11.5	Entire Agreement	56
11.6	Celgene Parties	56

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ii

LIST OF EXHIBITS

Exhibit A	Co-Co Program
Exhibit B	Co-Co Target and Co-Co Candidates
Exhibit C-1	Financial Terms – DEM Program
Exhibit C-2	Financial Terms – BSP Program
Exhibit C-3	Financial Terms – [***] Designated Program or RSPO Designated Program
Exhibit D	Profit & Loss Share
Exhibit E	Press Release
Exhibit F	Form of Co-Co Material Transfer Agreement
Exhibit G	Certain U.S. Tax Matters

LIST OF SCHEDULES

Schedule 2.2.3(c)(ii)	Allocation of Worldwide Development Costs and U.S. Post-Approval Development Costs
Schedule 2.3.7(d)	Minimum OncoMed and Celgene Sales Representative Qualifications
Schedule 7.11	OncoMed Co-Co Patents

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

iii

CO-DEVELOPMENT AND CO-COMMERCIALIZATION AGREEMENT

This CO-DEVELOPMENT AND CO-COMMERCIALIZATION AGREEMENT (this “Co-Co Agreement”) is entered into and made effective as of [•], 20            (the “Co-Co Agreement Effective Date”) by and between OncoMed Pharmaceuticals, Inc., a Delaware corporation (“OncoMed”), and Celgene Corporation, a Delaware corporation (“Celgene Corp.”), with respect to all rights and obligations under this Co-Co Agreement in the United States (subject to Section 11.6), and Celgene Alpine Investment Company II, LLC, a Delaware limited liability company (“Celgene Alpine”), with respect to all rights and obligations under this Agreement outside of the United States (subject to Section 11.6) (Celgene Alpine and Celgene Corp., together, “Celgene”). Celgene and OncoMed are each referred to herein by name or as a “Party” or, collectively, as the “Parties.”

RECITALS

WHEREAS, OncoMed, Celgene and Celgene Alpine entered into that certain Master Research and Collaboration Agreement, dated as of December 2, 2013 (the “Master Collaboration Agreement”), pursuant to which Celgene has an exclusive option to obtain an exclusive license to develop, manufacture and commercialize Product Candidates arising out of activities conducted pursuant to a Program (each, as defined in the Master Collaboration Agreement);

WHEREAS, pursuant to the terms of the Master Collaboration Agreement, upon exercise by Celgene of its option with respect to a Program (other than [***]) (each, as defined in the Master Collaboration Agreement), the Parties shall enter into a co-development and co-commercialization agreement with respect to such Program; and

WHEREAS, Celgene has exercised its Option with respect to such Program and has elected to obtain from OncoMed, and OncoMed has agreed to grant to Celgene, exclusive and worldwide rights with respect to the Development, Manufacture and Commercialization of the Co-Co Candidates (each, as defined below), and products containing such Co-Co Candidates, on the terms and subject to the conditions set forth herein, including that commercialization in the U.S. shall be co-exclusive with OncoMed.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1

DEFINITIONS

Capitalized terms used, but not defined, herein will have the meanings ascribed to them in the Master Collaboration Agreement.

1.1 “Co-Co Annual Net Sales” means, on a Co-Co Product-by-Co-Co Product and Diagnostic Product-by-Diagnostic Product basis, total Co-Co Net Sales by Celgene, its Affiliates and Sublicensees in the ROW of such Co-Co Product in a particular Calendar Year.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

1.2 “Co-Co Net Sales” means, with respect to any Co-Co Product, the gross amounts invoiced by Celgene, its Affiliates and Sublicensees (to the extent invoiced for sales of Co-Co Products in ROW) (each, a “Co-Co Selling Party”) to Third Party customers for sales of such Co-Co Product, less the following deductions actually incurred, allowed, paid, accrued or specifically allocated in its financial statements in accordance with (as applicable to the Co-Co Selling Party) the Accounting Principles, for:

(a) discounts (including trade, quantity and cash discounts) actually allowed, cash and non-cash coupons, retroactive price reductions, and charge-back payments and rebates granted to any Third Party (including to Governmental Authorities, purchasers, reimbursers, customers, distributors, wholesalers, and group purchasing and managed care organizations or entities (and other similar entities and institutions));

(b) credits or allowances, if any, on account of price adjustments, recalls, claims, damaged goods, rejections or returns of items previously sold (including Co-Co Product returned in connection with recalls or withdrawals) and amounts written off by reason of uncollectible debt; provided, that if the debt is thereafter paid, the corresponding amount shall be added to the Co-Co Net Sales of the period during which it is paid;

(c) rebates (or their equivalent), administrative fees, chargebacks and retroactive price adjustments and any other similar allowances granted by a Co-Co Selling Party (including to Governmental Authorities, purchasers, reimbursers, customers, distributors, wholesalers, and group purchasing and managed care organizations and entities (and other equivalent entities and institutions)) which effectively reduce the selling price or gross sales of the Co-Co Product, as well as costs of distribution and wholesale;

(d) insurance, customs charges, freight, postage, shipping, handling, and other transportation costs incurred by a Co-Co Selling Party in shipping Co-Co Product to a Third Party;

(e) import taxes, export taxes, excise taxes (including annual fees due under Section 9008 of the United States Patient Protection and Affordable Care Act of 2010 (Pub. L. No. 111-48) and other comparable Laws), sales tax, value-added taxes, consumption taxes, duties or other taxes levied on, absorbed, determined and/or imposed with respect to such sales (excluding income or net profit taxes or franchise taxes of any kind); and

(f) reasonable discounts due to factoring of receivables that are incurred consistent with its other pharmaceutical products of like character in a given country.

If non-monetary consideration is received by a Co-Co Selling Party for any Co-Co Product in the relevant country, Co-Co Net Sales will be calculated based on the average price charged for such Co-Co Product, as applicable, during the preceding royalty period, or in the absence of such sales, the fair market value of the Co-Co Product, as applicable, as determined by the Parties in good faith. Notwithstanding the foregoing, Co-Co Net Sales shall not be imputed to transfers of Co-Co Products, as applicable, for use in Clinical Trials, non-clinical development activities or other development activities with respect to Co-Co Products by or on behalf of the Parties, for bona fide charitable purposes or for compassionate use or for Co-Co Product samples, if no monetary consideration is received for such transfers.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

Co-Co Net Sales shall be determined on, and only on, the first sale by Celgene or any of its Affiliates or Sublicensees to a non-Sublicensee Third Party.

If a Co-Co Product is sold as part of a Co-Co Combination Product (as defined below), Co-Co Net Sales will be the product of (i) Co-Co Net Sales of the Co-Co Combination Product calculated as above (i.e., calculated as for a non-Co-Co Combination Product) and (ii) the fraction (A/(A+B)), where:

“A” is the gross invoice price in such country of the Co-Co Product comprising a Co-Co Candidate as the sole therapeutically active ingredient; and

“B” is the gross invoice price in such country of the other therapeutically active ingredients contained in the Co-Co Combination Product.

If “A” or “B” cannot be determined by reference to non-Co-Co Combination Product sales as described above, then Co-Co Net Sales will be calculated as above, but the gross invoice price in the above equation shall be determined by mutual agreement reached in good faith by the Parties prior to the end of the accounting period in question based on an equitable method of determining the same that takes into account, in the applicable country, variation in dosage units and the relative fair market value of each therapeutically active ingredient in the Co-Co Combination Product.

As used in this definition of “Co-Co Net Sales,” “Co-Co Combination Product” means a Co-Co Product that contains one or more additional active ingredients (whether co-formulated or co-packaged) that are neither Co-Co Candidates nor generic or other non-proprietary compositions of matter. Pharmaceutical dosage form vehicles, adjuvants and excipients shall be deemed not to be “active ingredients.” For clarity, solely for the purposes of determining what constitutes Co-Co Annual Net Sales of Diagnostic Products, and for no other purpose, the foregoing definition of Co-Co Net Sales will apply to sales of Diagnostic Products as if such Diagnostic Products were Co-Co Products.

1.3 “Co-Co Regulatory-Based Exclusivity” means, on a Co-Co Product-by-Co-Co Product and country-by-country basis, that (a) Celgene or any of its Affiliates or Sublicensees has been granted the exclusive legal right by a Regulatory Authority (or is otherwise entitled to the exclusive legal right by operation of Law) in such country to market and sell the Co-Co Product or the active ingredient comprising such Co-Co Product in such country, or (b) the data and information submitted by Celgene or any of its Affiliates or Sublicensees to the relevant Regulatory Authority in such country for purposes of obtaining Regulatory Approval may not be disclosed, referenced or relied upon in any way by any Person other than Celgene, its Affiliates or Sublicensees (including by relying upon the Regulatory Authority’s previous findings regarding the safety or effectiveness of the Co-Co Product) to support the Regulatory Approval or marketing of any product by a Third Party in such country.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

1.4 “Co-Co Royalty Term” means, on a Co-Co Product-by-Co-Co Product and country-by-country basis, the period of time commencing on the First Co-Co Sale of such Co-Co Product in such country and expiring upon the latest of (a) the expiration of the last Valid Claim of [***] of such Co-Co Product in such country, (b) the expiration of Co-Co Regulatory-Based Exclusivity of such Co-Co Product in such country, and (c) the [***] anniversary of the date of First Co-Co Sale of such Co-Co Product in such country. “Co-Co Royalty Term” means, with respect to Diagnostic Products related to Co-Co Products, on a Diagnostic Product-by-Diagnostic Product and country-by-country basis, the period of time commencing on the First Co-Co Sale of such Diagnostic Product in such country and expiring upon the latest of (x) the expiration of the last Valid Claim of [***] of such Diagnostic Product in such country, and (y) the [***] anniversary of the date of First Co-Co Sale of such Diagnostic Product in such country.

1.5 “Comparable Co-Co Third Party Product” means, on a Co-Co Product-by-Co-Co Product and country-by-country basis, any pharmaceutical or biological product (a) that contains (i) [***] such Co-Co Product, or (ii) a [***], (b) for which [***], (c) is [***] or any other equivalent [***] in such country, and (d) is sold in the same country as such Co-Co Product by [***].

1.6 “First Co-Co Sale” means, on a Co-Co Product-by-Co-Co Product and Diagnostic Product-by-Diagnostic Product basis, the first sale [***] by Celgene or its Affiliates or Sublicensees for use or consumption by the general public of such Co-Co Product (or Diagnostic Product, as applicable) in the ROW for which all Regulatory Approvals that may be legally required in order to sell such Co-Co Product (or Diagnostic Product, as applicable) in such country have been granted; in each case, provided, however, that the following shall not constitute a First Co-Co Sale: (a) any sale to an Affiliate or Sublicensee unless the Affiliate or Sublicensee is the last entity in the distribution chain of the Co-Co Product (or Diagnostic Product, as applicable); (b) any use of such Co-Co Product or Diagnostic Product in Clinical Trials, non-clinical development activities or other development activities with respect to such Co-Co Product or Diagnostic Product by or on behalf of a Party, or disposal or transfer of such Co-Co Product or Diagnostic Product for a bona fide charitable purpose; and (c) compassionate use, in each case for which no payment is received by Celgene, its Affiliates or Sublicensees.

1.7 “FTE” means a full-time [***] person, or in the case of less than a full-time [***] person, a full-time equivalent [***] person year, carried out by an appropriately qualified employee of a Party or its Affiliates, based on [***] person-hours or greater per year.

1.8 “Manufacturing Transition Costs” means the [***] costs associated with the transfer by OncoMed, following the Co-Co Agreement Effective Date, of responsibility for Manufacturing and CMC Activities to Celgene or a Third Party, including [***], and [***] in relation to such transfer. Manufacturing Transition Costs shall not include [***].

1.9 “OncoMed Co-Co IP” means, with respect to the Co-Co Program, (a) all OncoMed IP Controlled by OncoMed and/or its Affiliates as of the Co-Co Agreement Effective Date or at any time thereafter during the Co-Co Term that is (i) [***] or (ii) [***], (b) OncoMed’s interest in [***], and (c) OncoMed’s interest in [***]. The Patents set forth on Schedule 7.11 are included in the OncoMed Co-Co IP. Notwithstanding anything to the contrary in this Section 1.9 or on Schedule 7.11, Patents included in the OncoMed Co-Co IP shall not include (A) any Patents to the extent such Patents [***], or (B) any Patents to the extent such Patents [***], unless and until [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4

1.10 “ROW Administration” means administration of Co-Co Product to a patient when located in the ROW.

1.11 “ROW Development and Commercialization Program” means the activities relating to the Development of Co-Co Candidates and Co-Co Products in the ROW, the Commercialization of Co-Co Products in the ROW, and all Manufacturing therefor, conducted by the Parties pursuant to this Co-Co Agreement.

1.12 “U.S. Administration” means administration of Co-Co Product to a patient when located in the United States.

1.13 “U.S. Commercialization Budget” means the budget for conducting Commercialization in accordance with the U.S. Commercialization Plan during a given Calendar Year and the *** succeeding Calendar Years, as prepared and approved by the JCC in accordance with Section 2.3.2(d).

1.14 “U.S. Commercialization Plan” means that portion of the Worldwide Commercialization Plan that specifies the Commercialization plan for the Commercialization of Co-Co Product for U.S. Administration during a given Calendar Year and the [***]succeeding Calendar Years, as approved by the JCC in accordance with Section 2.3.2(a).

1.15 “U.S. Development and Commercialization Program” means the program under this Co-Co Agreement for the Development of Co-Co Candidates and Co-Co Products in the U.S., the Commercialization of Co-Co Products in the U.S., and all Manufacturing therefor.

1.16 “U.S. Post-Approval Development Budget” means, on a Co-Co Product-by-Co-Co Product basis, the budget for conducting Development of such Co-Co Product (and corresponding Co-Co Candidates) for U.S. Administration [***], pursuant to the U.S. Post-Approval Development Plan, during a given Calendar Year and ***] succeeding Calendar Years, as approved by the JSC in accordance with Section 2.2.3(b)(ii).

1.17 “U.S. Post-Approval Development Costs” means, on a Co-Co Product-by-Co-Co Product basis, [***] from and after the [***]. “U.S. Post-Approval Development Costs” will include [***] in accordance with [***], in each case to the extent [***]. In determining “U.S. Post-Approval Development Costs” chargeable under this Co-Co Agreement, each Party will [***], and will [***] with the other Party.

1.18 “U.S. Post-Approval Development Plan” means, on a Co-Co Product-by-Co-Co Product basis, the Development plan for the Development of such Co-Co Product (and corresponding Co-Co Candidates) for U.S. Administration [***] for such Co-Co Product, during a given Calendar Year and the [***] succeeding Calendar Years, as approved by the JSC in accordance with Section 2.2.2(b).

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5

1.19 “Worldwide Commercialization Plan” means the Commercialization plan that specifies the Commercialization of Co-Co Product for U.S. Administration and ROW Administration during a given Calendar Year and the [***] succeeding Calendar Years.

1.20 “Worldwide Development Budget” means, on a Co-Co Product-by-Co-Co Product basis, the budget for conducting Development of such Co-Co Product (and corresponding Co-Co Candidates) for U.S. Administration or for ROW Administration prior to [***] for such Co-Co Product, pursuant to the Worldwide Development Plan, during a given Calendar Year and [***] succeeding Calendar Years, as approved by the JSC in accordance with Section 2.2.3(a).

1.21 “Worldwide Development Costs” means the costs, actually incurred by the Parties, their Affiliates or, in the case of Celgene, Sublicensees, in accordance with the Worldwide Development Budget with respect to those Development activities performed pursuant to the Worldwide Development Plan, including [***] from and after the Co-Co Agreement Effective Date. In determining “Worldwide Development Costs” chargeable under this Co-Co Agreement, each Party will [***], and will [***].

1.22 “Worldwide Development Plan” means, on a Co-Co Product-by-Co-Co Product basis, the Development plan for the Development of such Co-Co Product (and corresponding Co-Co Candidates) for U.S. Administration or for ROW Administration [***], during a given Calendar Year and the [***] succeeding Calendar Years, as approved by the JSC in accordance with Section 2.2.2(a). The Worldwide Development Plan shall include the Worldwide Manufacturing Plan.

1.23 “Worldwide Manufacturing Plan” means the Manufacturing plan for the Co-Co Candidates and Co-Co Products for Development (and, for clarity, not Commercialization) for both U.S. Administration and ROW Administration.

1.24 Additional Definitions. Each of the following terms has the meaning described in the corresponding section of this Co-Co Agreement indicated below:

Definition:	Section:
Allocable Overhead	Exhibit D
Allowable Expenses	Exhibit D
Bonus Rate Year	Exhibit C-1
Budgeted U.S. Post-Approval Development Costs	2.2.3(b)(ii)
Budgeted Worldwide Development Costs	2.2.3(a)
Celgene	Preamble
Celgene Alpine	Preamble
Celgene Corp.	Preamble
Celgene Co-Co Patents	7.5.2(a)
Co-Co Agreement	Preamble
Co-Co Agreement Effective Date	Preamble
Co-Co Branding	2.3.6
Co-Co Candidates	Exhibit B

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6

Definition:	Section:
Co-Co Combination Product	1.2
Co-Co Enforcement Proceeding	7.5.2(d)
[***]	[***]
Co-Co Material Transfer Agreement	2.3.8(b)(i)
Co-Co Materials	2.3.8(b)(i)
Co-Co Materials Receiving Party	2.3.8(b)(i)
Co-Co Program	Exhibit A
Co-Co Program Assets	2.7
Co-Co Step-In Proceeding	7.5.2(d)
Co-Co Target	Exhibit B
Co-Co Term	10.1.1
Competitive Infringement	7.5.1
Costs of Goods Sold or COGS	Exhibit D
Cure Period	10.3.1
Development Cost Share	6.1
Distribution Costs	Exhibit D
[***]	[***]
Gross Profit	Exhibit D
GSK	8.4
GSK Agreement	8.4
Hatch-Waxman Act	7.5.2(a)
Hourly Allocation Standard	Exhibit D
Indemnification Claim	9.3
Indemnitee	9.3
Indemnitor	9.3
[***]	[***]
Information Request	2.3.7(g)
JCC	4.3
Lonza U.S. Royalties	Exhibit D
Manufacturing Costs	Exhibit D
Marketing Costs	Exhibit D
Master Collaboration Agreement	Recitals
OncoMed	Preamble
OncoMed Co-Co Patent	7.5.1
OncoMed Co-Co Product Patents	7.5.2(a)
OncoMed Opt-Out Date	3.1.2
OncoMed Opt-Out Notice	3.1.1
OncoMed Reversion Products	10.8.1
Operating Profits or Losses	Exhibit D
Other Operating Income/Expense	Exhibit D
Package	2.3.10
Party or Parties	Preamble
Pharmacovigilance Expenses	Exhibit D
Product Recall Expenses	Exhibit D

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7

Definition:	Section:
Profit & Loss Share	6.3
Purpose	2.3.8(b)(i)
Recording Party	Exhibit D
Regulatory Expenses	Exhibit D
Regulatory Meeting	2.5.2(b)
Report	Exhibit D
ROW Plan	2.2.2(c)
[***]	[***]
Sales Costs	Exhibit D
Co-Co Selling Party	1.2
Sublicense Revenue	Exhibit D
Transferring Party	2.3.8(b)(i)
U.S. Administration Liabilities	9.5

1.25 Definitions from Master Collaboration Agreement. Each of the following terms has the meaning described in the Master Collaboration Agreement:

Defined Term
Abraxane®
Accounting Principles
Affiliate
Antibody Construct
Antibody Technology
Antitrust Law
Bankruptcy Code
Biologics License Application or BLA
Biomarker
Bispecific Technology
BSP
BSP Option Term
BSP Program
Business Combination
Business Day
Calendar Quarter
Calendar Year
Celgene Background IP
Celgene Background IP Transfer Agreement
Celgene Background Patents
Celgene Indemnitees
Celgene Owned Inventions
Celgene Patents
CMC Activities
Claims

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8

Defined Term
Clinical Trial
Co-Co Product
Collaboration
Collaboration IP
Collaboration Patents
Commercialization
Commercially Reasonable Efforts
Confidential Information
Control, Controls or Controlled
Cover, Covering or Covered
Damages
DEM Option Term
DEM Program
Demcizumab
Development
Development & Commercialization Agreement
Diagnostic Product
Different Histology
DLL4
Dollars or $
EMA
Equity Purchase Agreement
EU
Excluded MorphoSys Antibodies
Excluded Target
Executive Officers
Existing Agreements
FDA
Field
FPFV
GAAP
Good Clinical Practices or GCP
Good Laboratory Practices or GLP
Good Manufacturing Practices or GMP
Governmental Authority
[***] Designated Program
[***] Designation Notice
[***] Option Term
[***]SM Agreement
[***]SM Program Compound
IND
Indication
Inventions
Joint Collaboration IP

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9

Defined Term
JSC
Know-How
Law or Laws
Licensed Product
Litigation Conditions
Lonza
Lonza Agreements
Lonza Collaboration Agreement
Lonza Multi-Product License Agreement
Lonza Research Agreement
MAbTrap Technology
Major EU Market
Manufacture
MHLW
Michigan Agreement
Michigan Patents
MorphoSys Agreement
Non-RSPO3 Designated Program
OncoMed Indemnitees
OncoMed IP
OncoMed Know-How
OncoMed Patents
OncoMed Platform Technology
Option
Option Term
Patent
Patent Committee
Pathway Designated Program
Person
Phase 3 Clinical Trial
Pivotal Clinical Trial
Product
Product Candidate
Product Liability
Program
Prosecution and Maintenance
Protein Therapeutic
Regulatory Approval
Regulatory Authority
Regulatory Materials
ROW
RSPO3 Designated Program
RSPO Designated Program
RSPO Designation Notice

10

Defined Term
RSPO Option Term
Specifically Directed
Sublicensee
Target
Third Party
Third Party License
United States or U.S.
University of Michigan
Valid Claim
VEGF

ARTICLE 2

DEVELOPMENT AND COMMERCIALIZATION

2.1 Co-Co Program, Target and Candidates.

2.1.1 Co-Co Program. The Co-Co Program is the Program set forth on Exhibit A.

2.1.2 Co-Co Target. The Co-Co Target is the Target set forth on Exhibit B.

2.1.3 Co-Co Candidates. The Co-Co Candidates, as of the Co-Co Agreement Effective Date, are set forth on Exhibit B.

2.1.4 Roles and Responsibilities.

(a) U.S. The JSC and JCC, as applicable, will assign to each Party roles and responsibilities for performing the U.S. Development and Commercialization Program consistent with the terms and conditions of this Co-Co Agreement and the Master Collaboration Agreement.

(b) ROW. Celgene will assume sole responsibility for, and control of, Developing and Commercializing Co-Co Candidates, Co-Co Products and Diagnostic Products in the Field in the ROW, and will establish a ROW Development and Commercialization Program for that purpose, subject to the activities to be performed by the JSC pursuant to Sections 4.2.3 and 4.2.4(b) of the Master Collaboration Agreement with respect to such Development and Commercialization activities in the ROW. OncoMed will reasonably cooperate with Celgene in such ROW Development and Commercialization Program.

2.1.5 Diligence.

(a) ROW. Celgene, directly or through one or more of its Affiliates or Sublicensees, will use Commercially Reasonable Efforts to Develop and Commercialize Co-Co Product in the Field in the ROW for ROW Administration; and

11

(b) U.S. Each Party, directly or through one or more of its Affiliates, sublicensees (and in the case of Celgene, Sublicensees) or permitted subcontractors, will use Commercially Reasonable Efforts to perform the obligations assigned to such Party by the JSC or JCC under the U.S. Development and Commercialization Program. Each Party will reasonably cooperate with the other Party in performing such obligations.

2.1.6 Assistance. During the Co-Co Term, OncoMed will cooperate with Celgene to provide reasonable assistance, including to transfer to Celgene any additional Know-How licensed to Celgene under Section 7.1.1, requested by Celgene to facilitate the transfer of Development, Manufacture and Commercialization efforts, including assistance with respect to regulatory and Manufacturing transition matters, related to Co-Co Candidates, Co-Co Products and Diagnostic Products. Such cooperation will include providing Celgene with reasonable access by teleconference or in-person at OncoMed’s facilities to OncoMed personnel involved in the research, Development and Manufacture of Co-Co Candidates, Co-Co Products and Diagnostic Products. OncoMed shall provide Celgene with a reasonable level of assistance and consultation in connection with the transfer described in this Section 2.1.6, [***]. Notwithstanding the foregoing, OncoMed shall have [***].

2.2 Development.

2.2.1 Generally.

(a) Worldwide. As of and after the Co-Co Agreement Effective Date, subject to the terms and conditions of this Co-Co Agreement, (A) the Parties will assume through the JSC joint responsibility for the Development of Co-Co Candidates and Co-Co Products for U.S. Administration, under the U.S. Development and Commercialization Program and (B) Celgene will assume sole responsibility for the Development of Co-Co Candidates and Co-Co Products for ROW Administration, under the ROW Development and Commercialization Program.

(b) Ongoing Clinical Trials. Notwithstanding the foregoing:

(i) if OncoMed was conducting a Clinical Trial(s) with respect to any Co-Co Candidate and/or Co-Co Product under the Collaboration which has not been completed as of the Co-Co Agreement Effective Date, at [***] OncoMed will continue to be responsible for the performance of such Clinical Trial, [***] in accordance with the terms of the applicable Clinical Trial protocol until completion thereof. In the event OncoMed continues, [***] as specified above, to be responsible for the performance of such Clinical Trial, [***]; and

(ii) subject to Section 6.2.4, if OncoMed was responsible for supply of Co-Co Candidate and/or Co-Co Product for any Clinical Trial(s) conducted with respect to the relevant Co-Co Program that have not been completed as of the Co-Co Agreement Effective Date, OncoMed will continue to be responsible for supplying such Co-Co Candidate and/or Co-Co Product for such Clinical Trial(s) (in the relevant dosage strength, formulation and presentation), regardless of whether OncoMed or Celgene is conducting such Clinical Trial, and Celgene shall [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12

(c) Consultation. Where this Co-Co Agreement requires Celgene to consult with OncoMed with respect to matters relating to Development of Co-Co Candidates or Co-Co Products, including without limitation in [***], OncoMed shall [***].

2.2.2 Development Plan.

(a) Pre-Regulatory Approval – Worldwide. Promptly after the Co-Co Agreement Effective Date, Celgene (in consultation with OncoMed) will prepare an initial Worldwide Development Plan. The JSC will review and approve such initial Worldwide Development Plan. Thereafter, Celgene (in consultation with OncoMed) will update the Worldwide Development Plan [*** during the Co-Co Term prior to the grant of Regulatory Approval for the applicable Co-Co Products, and [***] any such update or any other amendment to the Worldwide Development Plan. In addition, either Party may reasonably request at any time that the JSC [***. On a Co-Co Product-by-Co-Co Product basis, [***], the further Development of such Co-Co Product for U.S. Administration, including any Clinical Trials with respect to such Co-Co Product commenced after Regulatory Approval, will no longer be within the Worldwide Development Plan, but will be subject to a U.S. Post-Approval Development Plan, as set forth in Section 2.2.2(b).

(b) Post-Regulatory Approval – U.S. On a Co-Co Product-by-Co-Co Product basis, within [***] for such Co-Co Product (as set forth in the applicable Worldwide Development Plan), Celgene (in consultation with OncoMed) will prepare an initial U.S. Post-Approval Development Plan for such Co-Co Product, which shall include a U.S. Post-Approval Development Budget prepared pursuant to Section 2.2.3(b)(ii). Celgene (in consultation with OncoMed) will update such U.S. Post-Approval Development Plan [***] during the Co-Co Term, and [***] any such update or any other amendment to such U.S. Post-Approval Development Plan. In addition, either Party may [***] that the JSC [***].

(c) Post-Regulatory Approval – ROW. Within [***] following [***], Celgene shall prepare a plan for Development and Commercialization activities to be carried out under the ROW Development and Commercialization Program (the “ROW Plan”), and shall submit such ROW Plan to the JSC for [***] as set forth in Section 4.2.3 and 4.2.4(b) of the Master Collaboration Agreement.

(d) Additional Terms. In addition:

(i) The JSC will set the required form and contents of the Worldwide Development Plan and each U.S. Post-Approval Development Plan.

(ii) Neither Party (itself or by or through any others, including any Affiliates or sublicensees (and in the case of Celgene, Sublicensees)) will take any material action regarding the Development of Co-Co Candidates or Co-Co Products for U.S. Administration unless described in the Worldwide Development Plan or the applicable U.S. Post-Approval Development Plan, except that OncoMed may continue to conduct and complete any Clinical Trials and supply activities it is continuing to conduct as set forth in Section 2.2.1(b).

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13

(iii) All Development of Co-Co Candidates and Co-Co Products for U.S. Administration and for ROW Administration will be conducted as part of the U.S. Development and Commercialization Program and as part of the ROW Development and Commercialization Program, respectively.

(iv) Each Party will prepare and maintain, and will cause its Affiliates and sublicensees (and in the case of Celgene, Sublicensees), to prepare and maintain, reasonably complete and accurate records regarding the Development of Co-Co Candidates and Co-Co Products for U.S. Administration and, with respect to Celgene, for ROW Administration. Within [***] request (provided that each Party will use reasonable efforts to accommodate any shorter period reasonably necessary to provide the JSC the opportunity to review such report prior to the next meeting of the JSC), which may be made [***], each Party will provide the JSC with a [***] report regarding such efforts, including information with respect to the following: (A) [***]; and (B) [***].

2.2.3 Development Budget and Costs.

(a) Pre-Regulatory Approval – Worldwide. Promptly after the Co-Co Agreement Effective Date, and concurrently with the preparation of the Worldwide Development Plan, [***] will prepare, and the JSC will review and approve, an initial Worldwide Development Budget, which Worldwide Development Budget will specify estimated Worldwide Development Costs for each Calendar Year for [***] (as updated pursuant to the following sentence, the “Budgeted Worldwide Development Costs”). For Budgeted Worldwide Development Costs to be incurred from and after the Co-Co Agreement Effective Date, the JSC will review and approve such initial Worldwide Development Budget [***] such Worldwide Development Costs being incurred (with the intent being to obtain such approval [***], where practicable). Thereafter, [***], will update and provide the JSC with a copy of such updated Worldwide Development Budget (for the current Calendar Year and the [***]), including the Budgeted Worldwide Development Costs, each Calendar Year at a meeting of the JSC sufficiently in advance of such Calendar Year so as to provide the Parties with the opportunity to budget accordingly, but in any event no later than [***] of each Calendar Year during the Co-Co Term and the JSC will review and approve any such update or any other amendment to the Worldwide Development Budget. In addition, either Party may request at any time that the JSC consider and approve other updates to the Worldwide Development Budget. Notwithstanding the foregoing, the terms of Section 6.4 shall apply.

(b) Post-Regulatory Approval – U.S. On a Co-Co Product-by-Co-Co Product basis, upon receipt by Celgene, its Affiliate or Sublicensee of Regulatory Approval from the FDA in the U.S. for such Co-Co Product:

(i) the costs and expenses for further Development of such Co-Co Product for U.S. Administration, including any costs of Clinical Trials with respect to such Co-Co Product [***], will no longer be Worldwide Development Costs and will no longer be within the Worldwide Development Budget, but will be U.S. Post-Approval Development Costs and subject to a U.S. Post-Approval Development Budget, as set forth in Section 2.2.3(b)(ii). For the avoidance of doubt, [***] with respect to a Co-Co Product shall not affect the Worldwide Development Plan, Worldwide Development Budget and Worldwide Development Costs with respect to (i) such Co-Co Product in the ROW and (ii) any other Co-Co Product.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14

(ii) [***] will prepare an initial U.S. Post-Approval Development Budget for such Co-Co Product, which U.S. Post-Approval Development Budget will specify estimated U.S. Post-Approval Development Costs for each Calendar Year (as updated pursuant to the following sentence, the “Budgeted U.S. Post-Approval Development Costs”). For Budgeted U.S. Post Approval Development Costs to be incurred from and after receipt by Celgene, its Affiliate or Sublicensee of Regulatory Approval from the FDA in the U.S. for such Co-Co Product, the JSC will review and approve such initial U.S. Post-Approval Development Budget [***] such U.S. Post-Approval Development Costs being incurred (with the intent being to obtain such approval [***], where practicable). Thereafter, [***] will update and provide the JSC with a copy of the U.S. Post-Approval Development Budget, including the Budgeted U.S Post-Approval Development Costs, each Calendar Year at a meeting of the JSC sufficiently in advance of such Calendar Year so as to provide the Parties with an opportunity to budget accordingly, but in any event no later than [***] of each Calendar Year during the Co-Co Term, and the JSC will review and approve any such update or any other amendment to the U.S. Post-Approval Development Budget. In addition, either Party may request at any time that the JSC consider and approve other updates to the US. Post-Approval Development Budget.

(c) Additional Terms. In addition:

(i) The JSC will set the required form and contents of the Worldwide Development Budget and the U.S. Post-Approval Development Budget.

(ii) Under both the Worldwide Development Budget and the U.S. Post-Approval Development Budget, all costs and expenses of [***] incurred following the Co-Co Agreement Effective Date will be shared by the Parties as set forth on Schedule 2.2.3(c)(ii).

2.3 Commercialization.

2.3.1 Generally.

(a) U.S. Subject to the terms and conditions of this Co-Co Agreement, the Parties will assume, through the JCC, joint responsibility for Commercialization of Co-Co Products for U.S. Administration under the U.S. Development and Commercialization Program.

(b) ROW. Subject to the terms and conditions of this Co-Co Agreement, Celgene will assume sole responsibility for Commercialization of Co-Co Products for ROW Administration (including all costs and expenses arising therefrom).

(c) Consultation. Where this Co-Co Agreement requires [***] with respect to matters relating to Commercialization of Co-Co Products, including without limitation in [***], OncoMed shall [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

15

2.3.2 Commercialization Plan.

(a) U.S. No later than [***] for the first Co-Co Product for Regulatory Approval from the FDA in the U.S. (as set forth in the applicable Worldwide Development Plan), [***] will prepare an initial U.S. Commercialization Plan for such Co-Co Product covering the [***] after First Co-Co Sale of such Co-Co Product in the U.S., and the JCC will review and approve such initial U.S. Commercialization Plan. Thereafter, [***] will update the U.S. Commercialization Plan (for the current Calendar Year and [***]) each Calendar Year, and the JCC will review and approve any such update or other amendment to the U.S. Commercialization Plan. Either Party may request at any time that the JCC consider and approve other updates to the U.S. Commercialization Plan.

(b) ROW. As of and after the first Co-Co Product has [***], or at such other time as the JCC deems appropriate, [***] will prepare an initial Worldwide Commercialization Plan and will provide it to the JCC [***], with the goal of [***]. Thereafter, [***] will update the Worldwide Commercialization Plan [***] and submit it to the JCC for purposes of discussion, with the goal of, and in sufficient time (but in any event no later than [***] of each Calendar Year during the Co-Co Term), to enable the Parties to [***].

(c) Additional Terms. In addition:

(i) The JCC will set the required form and contents of the U.S. Commercialization Plan. The U.S. Commercialization Plan will specify, as applicable, among other things, [***].

(ii) Neither Party (itself or by or through any others, including any Affiliates or sublicensees (and in the case of Celgene, Sublicensees)) will take any material action regarding the Commercialization of Co-Co Product for U.S. Administration unless described in the U.S. Commercialization Plan or approved by the JCC.

(iii) All Commercialization of Co-Co Product for U.S. Administration will be conducted under the supervision of the JCC and as part of the U.S. Development and Commercialization Program.

(d) U.S. Commercialization Budget. At such times as the JCC will deem appropriate, and concurrently with the preparation of the initial U.S. Commercialization Plan, [***] will prepare an initial U.S. Commercialization Budget, and the JCC will review and approve such initial U.S. Commercialization Budget. Thereafter, [***] will update the U.S. Commercialization Budget at least once in each Calendar Year, (but in any event no later than [*** ]of each Calendar Year during the Co-Co Term) and the JCC will review and approve any such update or any other amendment to the U.S. Commercialization Budget. In addition, either Party may request at any time that the JCC consider and approve other updates to the U.S. Commercialization Budget. Notwithstanding the foregoing, the terms of Section 6.4 shall apply.

(e) Additional Terms. In addition:

(i) The JCC will set the required form and contents of the U.S. Commercialization Budget.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

16

(ii) In preparing the U.S. Commercialization Budget, only the Commercialization activities for U.S. Administration will be included; any costs and expenses for ROW Administration will not be included.

2.3.3 ROW Commercialization and Budget. For the avoidance of doubt, and notwithstanding anything to the contrary in this Co-Co Agreement, the Parties acknowledge and agree that Celgene has the sole right and responsibility for the Commercialization of Co-Co Candidates and Co-Co Products for ROW Administration and, except as expressly set forth in this Co-Co Agreement, and subject to the terms and conditions of this Co-Co Agreement and the Master Collaboration Agreement, nothing will restrict Celgene from taking any action regarding the Commercialization of Co-Co Candidates or Co-Co Products for ROW Administration.

2.3.4 Acknowledgement. OncoMed hereby acknowledges and agrees that (a) it has rights with respect to the Commercialization of Co-Co Products for U.S. Administration solely as set forth herein; (b) it will not convey, transfer, license and/or lease any of its rights or obligations under this Co-Co Agreement, except as expressly permitted in this Co-Co Agreement, including as set forth in Section 11.4.

2.3.5 Worldwide Authority. For the avoidance of doubt, and subject to the terms of this Co-Co Agreement, [***] for all Commercialization activities worldwide, including [***].

2.3.6 Branding. At such time as the JCC deems appropriate, the Parties shall discuss in good faith any branding and/or co-branding of the Co-Co Products (the “Co-Co Branding”), and the Parties will enter into appropriate trademark licensing agreements to achieve the foregoing. For the avoidance of doubt, nothing in this Co-Co Agreement shall be construed to grant either Party any rights in or to any of the other Party’s trademarks, tradenames, logos, or other marks, including use thereof, absent a separate trademark licensing agreement entered into in accordance with this Section 2.3.6. Notwithstanding the foregoing, subject to any restrictions on the form or content of the Co-Co Branding imposed by any Regulatory Authority, unless the Parties mutually agree otherwise in writing, the Co-Co Branding used with respect to Co-Co Products for U.S Administration shall feature the logos of OncoMed and Celgene with approximately equal sizing and similar prominence, with Celgene’s name first, on all packaging and materials used for Commercialization of such Co-Co Products, to the extent permitted by applicable Law.

2.3.7 Training; Details.

(a) Training. [***] will (i) [***] with respect to Co-Co Products, and will prepare and implement a training program and training materials for such sales representatives therefor, and (ii) specify the [***] for the Co-Co Product, in each case [***]. [***] will cause each of its sales representatives assigned to promote the Co-Co Product to attend and complete the training program developed by [***] for the Co-Co Product in the United States to assure a consistent, focused promotional strategy and message as and to the extent consistent with applicable Law.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

17

(b) Sales Representatives; Detailing. Each Party will be solely responsible for recruiting, hiring and maintaining its sales force of sales representatives for promotion of the Co-Co Product for U.S. Administration in accordance with its standard procedures and the requirements of this Co-Co Agreement. Each Party will be responsible for the activities of its sales representatives, including compliance by its sales representatives with training and detailing requirements. In particular, each Party will provide its sales representatives assigned to promote the Co-Co Product in the U.S. with the level of oversight, management, direction and sales support with respect to the promotion of Co-Co Product necessary to effectively and efficiently promote the Co-Co Product in accordance with the terms of this Co-Co Agreement and applicable Law. If [***] raises any reasonable concern with [***] regarding [***] of any [***], [***] will address such concerns in a manner consistent with [***], which may include [***].

(c) Promotional Materials. Each Party’s sales representatives assigned to promote the Co-Co Product will utilize only promotional materials that have been approved by [***]. All detailing activities conducted by each Party’s sales representatives will be consistent in all material respects with the promotional materials so approved. Each Party will train and instruct their respective sales representatives to make only those statements and claims regarding the Co-Co Product, including as to efficacy and safety that are consistent with the Co-Co Product labeling and accompanying inserts and the approved promotional materials. For clarity, all marketing and promotional materials must be approved by [***] prior to use.

(d) OncoMed Co-Commercialization. OncoMed will have the right to provide up to fifty percent (50%) of the total sales representatives in the U.S., calculated on [***] basis (with the calculation of [***]), such basis to be used by both Parties for promotion of Co-Co Product for U.S. Administration. The U.S. Commercialization Plan will set forth the precise number of OncoMed sales representatives consistent with the foregoing. If [***] then [***] will have the right to [***] until such time as [***], and, for clarity, all costs incurred by [***] related to [***] shall [***].

[***] will engage sales representatives having the minimum qualifications set forth in Schedule 2.3.7(d). Sales representatives used by [***] for the promotion of the first Co-Co Product hereunder may be comprised (in whole or in part) of [***] of such first Co-Co Product, it being understood and agreed that, if [***] has [***] under Section 2.3.7(d) of any Co-Development and Co-Commercialization Agreement for any Co-Co Product, then [***] may not [***] under this Section 2.3.7(d) for any other Co-Co Product. Except as set forth in the immediately preceding sentence, [***] will not have the right to [***] to fulfill its obligations under this Co-Co Agreement, except [***]. Each Party agrees that none of its sales representatives involved in the promotion of the Co-Co Product will have any legal or regulatory disqualifications, bars or sanctions.

(e) Reporting. Each Party will provide the JCC with a report, as soon as practicable but in no event later than [***] days following the end of each Calendar Quarter commencing as of and after the first Co-Co Product has received Regulatory Approval from the FDA in the U.S., or at such other time as the JCC deems appropriate, and for the remainder of the Co-Co Term for such Co-Co Product, setting forth ***] Co-Co Product in the U.S. during such Calendar Quarter. Costs and expenses for sales representatives will be [***] as described in Section 2.3.7(d). Further, [***] shall select, in its sole discretion, a Third Party vendor who may monitor [***] of each Party. The JCC will agree upon [***], and such Third Party vendor shall review [***], and provide each Party with a copy of any report setting forth such review. For clarity, the costs related to such Third Party vendor monitoring and review shall be [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

18

(f) Records. Each Party will maintain records and otherwise establish procedures to ensure compliance with all applicable Laws and professional requirements that apply to the promotion and marketing of Co-Co Product, including compliance with the PhRMA Code on Interactions with Healthcare Professionals.

(g) Medical Affairs; Information. The Parties will discuss the execution of medical and scientific affairs and programs, including professional symposia and other educational activities, and medical affairs studies based upon approved protocols, including medical information support and medical communications and publishing activities, which may include [***]. The Parties acknowledge that each Party may receive requests for medical information concerning the Co-Co Product from members of the medical professions and consumers. [***] will have the [***] right to respond to questions and requests for information about Co-Co Product received from such Persons that (i) [***] or (ii) are [***] (each such request, an “Information Request”). If Information Requests are received by [***], the request will be [***] to which [***] Information Requests.

(h) Market Access Activities. [***], in consultation with the JCC, to develop plans for market access activities, including [***]. Each Party shall have the right to participate in the foregoing activities in accordance with the U.S. Commercialization Plan. For clarity, the costs related to such market access activities shall be [***].

2.3.8 Additional Terms.

(a) Records; Reports; Results. Each Party shall maintain complete, current and accurate records of all Development activities conducted by it hereunder, and all data and other information resulting from such activities. Such records shall [***]. Each Party shall document all non-clinical studies and Clinical Trials in formal written study records according to applicable Laws, including national and international guidelines such as ICH, GCP, GLP and GMP. Each Party shall have the right to [***].

(b) Materials Transfer; License.

(i) During the Co-Co Term, either Party (the “Transferring Party”) shall transfer, if specified in the U.S. Development and Commercialization Program or ROW Development and Commercialization Program, or if [***] (the “Co-Co Materials Receiving Party”), certain [***] materials, which may include [***] (the “Co-Co Materials”) for use by the Co-Co Materials Receiving Party in furtherance of its rights and the conduct of its obligations under this Co-Co Agreement (the “Purpose”). All transfers of such Co-Co Materials by the Transferring Party to the Co-Co Materials Receiving Party shall be documented in a material transfer agreement substantially in the form of Exhibit F, which sets forth the type and name of the Co-Co Material transferred, the amount of the Co-Co Material transferred, the date of the transfer of such Co-Co Material and the Purpose (each, a “Co-Co Material Transfer Agreement”). Notwithstanding the foregoing, OncoMed shall have no obligation to transfer to

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

19

Celgene the [***]. The Parties agree that the exchanged Co-Co Materials shall be used in compliance with applicable Law and the terms and conditions of this Co-Co Agreement, and shall not be reverse engineered or chemically analyzed, except if provided for in the Worldwide Development Plan, the U.S. Post-Approval Development Plan, the Worldwide Commercialization Plan or the U.S. Commercialization Plan, as applicable. If applicable, a Celgene Background IP Transfer Agreement shall be executed separately.

(ii) At the time the Transferring Party provides the Co-Co Materials to the Co-Co Materials Receiving Party as provided herein and to the extent not separately licensed under this Co-Co Agreement, the Transferring Party hereby grants to the Co-Co Materials Receiving Party a non-exclusive license under the Patents and Know-How Controlled by it to use such Co-Co Materials solely for the Purpose, and such license, upon termination of this Co-Co Agreement (subject to Article 10), completion of the Purpose, or discontinuation of the use of such Co-Co Materials (whichever occurs first), shall automatically terminate. Except as otherwise provided under this Co-Co Agreement, all such Co-Co Materials delivered by the Transferring Party to the Co-Co Materials Receiving Party shall remain the sole property of the Transferring Party, shall only be used by the Co-Co Materials Receiving Party in furtherance of the Purpose, and shall be returned to the Transferring Party or destroyed, in the Transferring Party’s sole discretion, upon the termination of this Co-Co Agreement (subject to Article 10) or upon the discontinuation of the use of such Co-Co Materials (whichever occurs first), unless such Party has the right to continue to use such materials under the Master Collaboration Agreement, a Development & Commercialization Agreement or the [***]SM Agreement for purposes permitted thereunder, including pursuant to intellectual property or material transfer agreements executed in connection therewith. The Co-Co Materials Receiving Party shall not cause the Co-Co Materials to be used by or delivered to or for the benefit of any Third Party without the prior written consent of the Transferring Party unless such Third Party is a Third Party subcontractor or, in the case of Celgene, a Sublicensee.

(iii) THE CO-CO MATERIALS SUPPLIED BY THE TRANSFERRING PARTY UNDER THIS SECTION 2.3.8(B) ARE SUPPLIED “AS IS” AND, EXCEPT AS OTHERWISE SET FORTH IN THIS CO-CO AGREEMENT, THE TRANSFERRING PARTY MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE CO-CO MATERIALS OR USE THEREOF DO NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER PROPRIETARY RIGHTS OF A THIRD PARTY. The Co-Co Materials Receiving Party assumes all liability for damages that may arise from its use, storage or disposal of the Co-Co Materials. Except as otherwise set forth in this Co-Co Agreement, the Transferring Party shall not be liable to the Co-Co Materials Receiving Party for any loss, claim or demand made by the Co-Co Materials Receiving Party, or made against the Co-Co Materials Receiving Party by any Third Party, due to or arising from the use of the Co-Co Materials, except to the extent such loss, claim or demand is caused by the willful misconduct of the Transferring Party.

2.3.9 Antitrust Compliance. For the avoidance of doubt, the Parties shall continue to comply with Section 3.2 of the Master Collaboration Agreement.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

20

2.3.10 Discounted Sales. It is possible that a Co-Co Product could be included as part of a package of products offered to customers by Celgene or its Affiliates or Sublicensees, and that discounts on packages including a Co-Co Product (a “Package”) may be offered independently in the U.S. and the ROW. Neither Celgene, its Affiliates nor Sublicensees shall discount the price of a Co-Co Product sold as part of a Package [***].

2.4 No Representation. Subject to the obligation to use Commercially Reasonable Efforts in Section 2.1.5, neither Party makes any representation, warranty or guarantee that the Co-Co Program will be successful, or that any other particular results will be achieved with respect to the Co-Co Program, Co-Co Target, any Co-Co Candidate, any Co-Co Product or any Diagnostic Product hereunder.

2.5 Regulatory.

2.5.1 Generally. As of and after the Co-Co Agreement Effective Date, subject to the terms and conditions of this Co-Co Agreement and the input of the JSC as set forth in Sections 4.2.3 and 4.2.4(b) of the Master Collaboration Agreement, Celgene will assume sole responsibility for all regulatory matters regarding seeking Regulatory Approval for Co-Co Candidates, Co-Co Products and Diagnostic Products for U.S. Administration and for ROW Administration, including interacting with Regulatory Authorities in connection therewith, before and after Regulatory Approval of Co-Co Product, subject to Section 2.5.2. In addition:

(a) Regulatory Activities. As of and after the Co-Co Agreement Effective Date, all regulatory activities for Co-Co Candidates, Co-Co Products and Diagnostic Products will be included in and will be part of the Worldwide Development Plan and part of the U.S. Development and Commercialization Program or ROW Development and Commercialization Program, as applicable. On a Co-Co Product-by-Co-Co Product basis, upon receipt by Celgene, its Affiliate or Sublicensee of Regulatory Approval from the FDA in the U.S. for such Co-Co Product:

(i) any further regulatory activities with respect to such Co-Co Product related solely to ROW Administration, including any Clinical Trials with respect to such Co-Co Product commenced after Regulatory Approval, will no longer be within the Worldwide Development Plan, but will be included in and be part of the Worldwide Commercialization Plan and part of the ROW Development and Commercialization Program;

(ii) any regulatory activities with respect to such Co-Co Product related to U.S. Administration, including any Clinical Trials with respect to such Co-Co Product commenced after Regulatory Approval, will no longer be within the Worldwide Development Plan, but will be included in and be part of the U.S. Post-Approval Development Plan and part of the U.S. Development and Commercialization Program;

(iii) For the avoidance of doubt, receipt by Celgene, its Affiliate or Sublicensee of Regulatory Approval from the FDA in the U.S. with respect to a Co-Co Product shall not affect the regulatory activities set forth in the Worldwide Development Plan, Worldwide Development Budget and Worldwide Development Costs with respect to (A) such Co-Co Product in the ROW and (B) any other Co-Co Product; and

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

21

(iv) Neither Party (itself or by or through any others, including any Affiliates or sublicensees (and in the case of Celgene, Sublicensees)) will take any material action regarding any such regulatory activities for U.S. Administration unless described in the Worldwide Development Plan, the U.S. Post-Approval Development Plan or the U.S. Commercialization Plan.

(b) Pharmacovigilance; REMS. [***] will deploy and administer any REMS or other safety monitoring activity implemented for the Co-Co Product in both the U.S and the ROW, and be responsible for all pharmacovigilance activities for the Co-Co Product in both the U.S and the ROW. Further, [***] will [***]. In addition:

(i) [***] shall inform [***] during the Co-Co Term of the side effect profiles for Co-Co Candidates and Co-Co Products, including pregnancy and suspected pregnancy, damages, toxicity or sensitivity reactions associated with the use of any Co-Co Candidate or Co-Co Product, regardless of whether these effects are attributable to such Co-Co Candidate or Co-Co Product, it being understood and agreed that the Parties shall work together in good faith to develop pharmacovigilance communication procedures. Each Party shall have the right to take any reasonable action, including the right to [***] of such Co-Co Candidate or Co-Co Product, if there are [***].

(ii) In accordance with the procedures established by the Parties under Section 2.5.1(b)(i), each Party shall cooperate with the other Party and share information concerning the pharmaceutical safety of each Co-Co Candidate and Co-Co Product. Each Party shall: (A) promptly advise the other Party of [***] of such Co-Co Candidate or Co-Co Product and any actions taken in response to such information; (B) promptly advise the other Party of [***] of such Co-Co Candidate or Co-Co Product [***], as far as this concerns [***]; and (C) timely provide the other Party with [***] such Co-Co Candidate or Co-Co Product of which [***], as far as this relates to [***]. Treatment of safety information, standard operating procedures and training, as well as a statement of respective regulatory obligations shall be agreed in a separate Pharmacovigilance Agreement between OncoMed and Celgene (or an Affiliate of Celgene, as designated by Celgene).

2.5.2 Information. During the Co-Co Term, on a Co-Co Product by Co-Co Product basis:

(a) Generally. With respect to Co-Co Candidates, Co-Co Products and Diagnostic Products for ROW Administration, Celgene shall keep OncoMed reasonably informed, through updates at each meeting of the JSC, of material regulatory activities and events that occur. Notwithstanding the foregoing, in the event OncoMed continues to be responsible for the performance of a Clinical Trial pursuant to and in accordance with Section 2.2.1(b), OncoMed will retain ownership of any Regulatory Materials and Regulatory Approvals (including the IND) for such Co-Co Candidates and Co-Co Products until completion of such Clinical Trial, and in such event OncoMed will comply with any informational requirements set forth in this Section 2.5.2 to the same extent required of Celgene.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

22

(b) Regulatory Meetings. With respect to Co-Co Candidates, Co-Co Products and Diagnostic Products for U.S Administration, Celgene shall (i) provide to the JSC for discussion at meetings of the JSC, all material correspondence and communications with Regulatory Authorities, (ii) use Commercially Reasonable Efforts to permit OncoMed to participate in any and all meetings, conference calls and any other material interactions (each, a “Regulatory Meeting”) with Regulatory Authorities relating to Co-Co Product for U.S. Administration, provided that where Celgene reasonably believes that OncoMed’s participation in such Regulatory Meeting is not reasonably practicable for reasons of patient safety or under applicable Law, Celgene shall use Commercially Reasonable Efforts to provide OncoMed with reasonable prior notice of such Regulatory Meeting, including the reasons for not including OncoMed, and shall, where permitted by applicable Law, use Commercially Reasonable Efforts to include OncoMed.

2.5.3 Ownership. All Regulatory Materials for Co-Co Candidates and Co-Co Products worldwide will be prepared and submitted by Celgene, in Celgene’s name (in consultation with OncoMed) and all Regulatory Materials and Regulatory Approvals for Co-Co Candidates and Co-Co Products worldwide will be solely owned by Celgene. In furtherance of the foregoing, OncoMed shall transfer, promptly after the Co-Co Agreement Effective Date (but subject to Section 2.2.1(b)), to Celgene any and all Regulatory Materials (including the IND and BLA and any foreign counterparts thereof) for all Co-Co Candidates, Co-Co Products and Diagnostic Products.

2.5.4 Right of Reference. Celgene and its Affiliates and Sublicensees shall have access to all data contained or referenced in any Regulatory Materials (including any Regulatory Approvals) Controlled by OncoMed that are necessary for the Development, Manufacture or Commercialization (as set forth in this Co-Co Agreement) of Co-Co Candidates and Co-Co Products, and related Diagnostic Products.

2.6 Manufacturing and Supply.

2.6.1 Generally. As of and after the Co-Co Agreement Effective Date, subject to the terms and conditions of this Co-Co Agreement, (a) subject to Section 6.1, Celgene will assume sole responsibility for Manufacture of Co-Co Candidates, Co-Co Products and Diagnostic Products for Development worldwide in accordance with the Worldwide Manufacturing Plan or U.S. Post-Approval Development Plan, as applicable, and (b) subject to Section 6.3, Celgene will assume sole responsibility for Manufacturing Co-Co Product for Commercialization for both U.S. Administration and ROW Administration in accordance with the Worldwide Commercialization Plan. For clarity, Manufacturing Transition Costs as set forth in Section 2.6.5 shall be [***].

2.6.2 Pre-Regulatory Approval – Worldwide. On and after the Co-Co Agreement Effective Date, any Manufacturing activities for Development of Co-Co Candidates and Co-Co Products will be included in and will be part of the Worldwide Manufacturing Plan. On a Co-Co Product-by-Co-Co Product basis, upon [***] for such Co-Co Product, any Manufacturing activities for further Development of such

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

23

Co-Co Product for U.S. Administration or for ROW Administration, including any Clinical Trials with respect to such Co-Co Product commenced after Regulatory Approval, will no longer be within the Worldwide Manufacturing Plan, but will be subject to a U.S. Post-Approval Development Plan or Worldwide Commercialization Plan, respectively. For the avoidance of doubt, [***] with respect to a Co-Co Product shall not affect the Manufacturing activities with respect to (a) such Co-Co Product in the ROW and (b) any other Co-Co Product.

2.6.3 Post-Regulatory Approval – U.S. On a Co-Co Product-by-Co-Co Product basis, after receipt by Celgene, its Affiliate or Sublicensee of Regulatory Approval from the FDA in the U.S. for such Co-Co Product, any Manufacturing activities for further Development of such Co-Co Product for U.S. Administration, including any Clinical Trials with respect to such Co-Co Product commenced after Regulatory Approval, will be included in and be part of the U.S. Post-Approval Development Plan and part of the U.S. Development and Commercialization Program. Any Manufacturing activities with respect to such Co-Co Product related solely to ROW Administration will be included in the Worldwide Commercialization Plan and the ROW Development and Commercialization Program.

2.6.4 Roles. Notwithstanding anything to the contrary in this Agreement, Celgene retains sole responsibility and control over Manufacture of Co-Co Candidates, Co-Co Products and Diagnostic Products for the Development and Commercialization thereof, subject to review and approval by the JSC, as set forth in Sections 4.2.3 and 4.2.4(b) of the Master Collaboration Agreement.

2.6.5 Manufacturing Transition Costs. With respect to Co-Co Products, [***] shall be responsible for all Manufacturing Transition Costs. For clarity, any costs associated with Manufacturing (and CMC Activities) that are not Manufacturing Transition Costs, including [***], will be included in the calculation of Worldwide Development Costs, and shared by the Parties in accordance with Schedule 2.2.3(c)(ii), or, if incurred following Regulatory Approval of the Co-Co Product in the U.S., included in Operating Profits or Losses.

2.6.6 [***]. Celgene acknowledges and agrees that if Celgene elects to transfer, or requests OncoMed to transfer, responsibility for the Manufacture of Co-Co Candidates and/or Co-Co Products to [***], and if [***] the Manufacture of such Co-Co Candidates and/or Co-Co Products, then pursuant to [***]. [***] shall be responsible for [***], in addition to [***] under this Co-Co Agreement.

2.7 Covenant During Co-Co Term. Commencing on the Co-Co Agreement Effective Date until expiration of OncoMed’s exclusivity obligations pursuant to Article 5 with respect to the Co-Co Program, neither OncoMed nor its Affiliates will (a) assign, transfer, convey, encumber (including any liens or charges, but excluding any licenses, which are the subject of subsection (b), below) or dispose of, or enter into any agreement with any Third Party to assign, transfer, convey, encumber (including any liens or charges, but excluding any licenses, which are the subject of subsection (b), below) or dispose of, any assets [***] (the “Co-Co Program Assets”), except to the extent such assignment, transfer, conveyance, encumbrance or disposition would not conflict with or adversely affect in any respect any of the rights granted to Celgene hereunder, (b) license or grant to any Third Party, or agree to license or grant to any Third Party, any rights to any Co-Co Program Assets if such license or grant would conflict with or adversely affect in any respect any of the rights granted to Celgene hereunder, or (c) [***] the Co-Co Program Assets to any Third Party if such [***] would impair or conflict in any respect with any of the rights granted to Celgene hereunder.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

24

ARTICLE 3

OPT-OUT; CONVERSION TO LICENSE AGREEMENT

3.1 OncoMed Opt-Out.

3.1.1 Notice of Opt-Out. With respect to the Co-Co Program, OncoMed shall have the right, in its sole discretion, to elect to exercise its right to opt-out of further participation in both the Development and Commercialization of such Co-Co Program (including the Co-Co Target, all Co-Co Candidates and Co-Co Products, and related Diagnostic Products), which may be exercised by OncoMed at any time during the Co-Co Term by providing [***] written notice to Celgene of such election (such notice, the “OncoMed Opt-Out Notice”); provided that if OncoMed exercises its right to opt-out at any time during the [***], then such notice period shall commence on the date of the OncoMed Opt-Out Notice and continue until [***]. After OncoMed provides such OncoMed Opt-Out Notice, Celgene shall have sole discretion with respect to any matters regarding the sales force, including the designation of sales representatives.

3.1.2 Conversion to License Agreement. Within [***] following delivery of the OncoMed Opt-Out Notice by OncoMed to Celgene, Celgene (or an Affiliate designated by Celgene) and OncoMed shall enter into a License Agreement with respect to the Co-Co Program (including the Co-Co Target, all Co-Co Candidates and Co-Co Products, and related Diagnostic Products), as set forth in and on the terms and conditions set forth in such agreement, the form of which is attached as Exhibit A to the Master Collaboration Agreement (and the Co-Co Program shall be deemed a “Licensed Program” thereunder, the Co-Co Target shall be deemed a “Licensed Target” thereunder, all Co-Co Candidates shall be deemed “Licensed Candidates” thereunder, and all Co-Co Products shall be deemed “Licensed Products” thereunder), and the Parties will update the exhibits and schedules thereto, provided that the effective date of such License Agreement shall be the OncoMed Opt-Out Date. The “OncoMed Opt-Out Date” shall be the date of the first day after the end of the OncoMed Opt-Out Notice period set forth in Section 3.1.1.

3.1.3 Effect of Opt-Out. In the event OncoMed delivers the OncoMed Opt-Out Notice to Celgene with respect to the Co-Co Program, then:

(a) Status Report. Within [***], or longer if mutually agreed, after the OncoMed Opt-Out Date, OncoMed shall provide to Celgene a summary report of the status and results of its (and its Affiliates’) material research, Development, Manufacturing and Commercialization activities in connection with the Co-Co Program prior to the OncoMed Opt-Out Date;

(b) Expenses. Within [***] after the OncoMed Opt-Out Date, each Party shall provide the other Party with a reasonably detailed accounting of all (i) Worldwide Development Costs, (ii) U.S. Post-Approval Development Costs, and (iii) costs and expenses subject to the Profit & Loss Share, in each case of (i) through (iii), incurred by such Party with respect to the Co-Co Program;

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

25

(c) Residual Cost-Sharing. OncoMed and Celgene shall continue to share (i) Worldwide Development Costs in accordance with Section 6.1, (ii) U.S. Post-Approval Development Costs as set forth on Schedule 2.2.3(c)(ii), and (iii) costs and expenses subject to the Profit & Loss Share, in each case of (i) through (iii), through the OncoMed Opt-Out Date, including any Worldwide Development Costs or costs and expenses subject to the Profit & Loss Share that are incurred through and including the OncoMed Opt-Out Date, even if payment of such Worldwide Development Cost or such cost or expense is not invoiced or paid until after the OncoMed Opt-Out Date;

(d) Clinical Trials. With respect to any Clinical Trials being conducted by OncoMed with respect to the Co-Co Program conducted as part of the Worldwide Development Plan as of the OncoMed Opt-Out Date:

(i) If Celgene so elects in writing promptly after receiving the OncoMed Opt-Out Notice with respect to such Co-Co Program, OncoMed will continue to be responsible for the performance of such Clinical Trial, at OncoMed’s expense, under the supervision of the JSC and in accordance with the terms of the applicable Clinical Trial protocol until completion thereof. OncoMed will be responsible for the costs of performing such Clinical Trial;

(ii) subject to Section 6.2.4, if OncoMed was responsible for supply of Co-Co Candidate and/or Co-Co Product for the Co-Co Program for any Clinical Trial(s) of such Co-Co Candidate and/or Co-Co Product that have not been completed as of the OncoMed Opt-Out Date, OncoMed will continue to be responsible to provide Co-Co Candidate and/or Co-Co Product (in the relevant dosage strength, formulation and presentation) for such Clinical Trial, regardless of whether OncoMed or Celgene is conducting such Clinical Trial; and and, in each case of (i) and (ii), all costs and expenses incurred in the conduct of such Clinical Trials and clinical supply of Co-Co Candidates and/or Co-Co Product shall [***]. Following exercise by OncoMed of its opt-out right, in the event of a data lock in such Clinical Trial, upon Celgene’s request, OncoMed will cooperate with Celgene as may be reasonably necessary to enable Celgene to prepare and complete any and all databases, files and reports in the form required for submission to the Regulatory Authorities.

(e) Transition. [***] shall be responsible for, and shall solely bear all Manufacturing Transition Costs associated with the exercise by OncoMed of its opt-out right pursuant to this Section 3.1. With the exception of those activities for which OncoMed remains responsible pursuant to the License Agreement, or under Section 3.1.3(d), OncoMed shall use its Commercially Reasonable Efforts to effect a smooth, timely transition to Celgene of all research, Development, Manufacturing and Commercialization activities and responsibilities with respect to the Co-Co Program in accordance with a transition plan to be mutually agreed by the Parties through the JSC. All other costs and expenses incurred associated with the exercise by OncoMed of its opt-out right pursuant to this Section 3.1, with the exception of those activities for which OncoMed remains responsible pursuant to the License Agreement, or under Section 3.1.3(d), shall [***], or, if incurred following [***];

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

26

(f) Termination. This Co-Co Agreement shall terminate effective upon the OncoMed Opt-Out Date; and

(g) No Reversion. For purposes of clarity, except as provided in this Co-Co Agreement, after the OncoMed Opt-Out Date, Celgene shall be responsible for all costs and expenses for the Co-Co Program (which shall thereafter be termed a “Licensed Program”) under, and on the terms and conditions set forth in, the applicable License Agreement, and OncoMed shall not have any option or right to buy-back any co-Development or co-Commercialization rights in the U.S. for such Licensed Program.

ARTICLE 4

GOVERNANCE

4.1 Joint Steering Committee. During the Co-Co Term, the JSC shall remain established as set forth in Article 4 of the Master Collaboration Agreement to perform the functions set forth in Section 4.2.3 and Section 4.2.4(b) of the Master Collaboration Agreement with respect to the Parties’ activities under this Co-Co Agreement.

4.2 Patent Committee. During the Co-Co Term, the Patent Committee shall remain established as set forth in Article 4 of the Master Collaboration Agreement to perform the functions set forth in Section 4.3.4 and Article 7 of the Master Collaboration Agreement with respect to the Parties’ activities under this Co-Co Agreement.

4.3 Joint Commercialization Committee for U.S.At the time the initial U.S. Commercialization Plan is prepared by Celgene pursuant to Section 2.3.2(a), the Parties shall establish a joint commercialization committee with respect to Co-Co Product for U.S. Administration (“JCC”), which will have the responsibilities and decision-making rights set forth in this Section 4.3.

4.3.1 Meetings. The first scheduled meeting of the JCC shall be held no later than [***] after establishment of the JCC unless otherwise agreed by the Parties. After the first scheduled meeting of the JCC until the JCC is disbanded, the JCC shall meet in person or telephonically at least once each Calendar Quarter, and more or less frequently as the Parties mutually deem appropriate, on such dates and at such places and times as provided herein or as the Parties shall agree. The JCC shall disband upon the earlier of: (a) the expiration or termination of this Co-Co Agreement, and (b) OncoMed’s exercise of its right to withdraw from membership of the JCC, as provided in Section 4.3.6. Meetings that are held in person shall alternate between the offices of the Parties, or such other location as the Parties may agree. The members of the JCC also may convene or be polled or consulted from time to time by means of telecommunications, video conferences, electronic mail or correspondence, as deemed necessary or appropriate. Each Party will bear all expenses it incurs in regard to participating in all meetings of the JCC, including all travel and living expenses.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

27

4.3.2 Membership. The JCC shall be comprised of [***] representatives (or such other number of representatives as the Parties may mutually agree) from each of Celgene and OncoMed. Each representative of a Party shall have sufficient seniority and expertise in the commercialization of pharmaceuticals to participate on the JCC. [***] shall have the right to designate the chairperson of the JCC. Each Party may replace any or all of its representatives on the JCC at any time upon written notice to the other Party in accordance with Section 12.2 of the Master Collaboration Agreement. Each Party may, subject to the other Party’s prior approval, invite non-member representatives of such Party and any Third Party to attend meetings of the JCC as non-voting participants; provided, that any such representative or Third Party is bound by obligations of confidentiality, non-disclosure and non-use consistent with those set forth herein prior to attending such meeting and provided, further, that such Third Party shall not have any voting or decision-making authority on the JCC.

4.3.3 Responsibilities. The JCC shall perform the following functions, subject to the final decision-making authority of the Person set forth in Section 4.3.4: (a) discuss and prepare the U.S. Commercialization Plan for Co-Co Product, including any amendments thereto; (b) oversee implementation of the U.S. Commercialization Plan; (c) review and coordinate the Commercialization activities of Celgene and OncoMed with respect to Co-Co Products, including pre-launch and post-launch activities in the U.S.; (d) discuss any branding and/or co-branding matters; (e) establish [***]; (f) discuss and attempt to resolve any disputes in the JCC; and (g) such other responsibilities as may be mutually agreed by the Parties from time to time. For purposes of clarity, the JCC shall not have any authority beyond the specific matters set forth in this Section 4.3.3, and in particular shall not have any power to amend, modify or waive the terms of this Co-Co Agreement or the Master Collaboration Agreement, or to alter, increase, expand or waive compliance by a Party with a Party’s obligations under this Co-Co Agreement or the Master Collaboration Agreement. In any case where a matter within the JCC’s authority arises, the JCC shall convene a meeting and consider such matter as soon as reasonably practicable, but in no event later than [***] after the matter is first brought to the JCC’s attention (or, if earlier, [***]).

4.3.4 Decision-Making. The [***] JCC representatives of each Party (or other number as agreed upon by the Parties pursuant to Section 4.3.2) will collectively have one (1) vote, and the JCC will make decisions only by unanimous consent of each Party with respect to its vote, and each Party will act reasonably in exercising its vote. Any matters unresolved by the JCC shall be submitted for resolution to the JSC (and for clarity, [***]. For the avoidance of doubt, the JCC will have no right to supervise or direct the Commercialization of Co-Co Candidates, Co-Co Products and Diagnostic Products for ROW Administration, and [***] with respect to such Commercialization, including with respect to the ROW Development and Commercialization Program.

4.3.5 Minutes. [***] shall be responsible for preparing and circulating minutes of each meeting of the JCC, setting forth, inter alia, an overview of the discussions at the meeting and a list of any actions, decisions or determinations approved by the JCC. Such minutes shall be effective only after such minutes have been approved by both Parties in writing. Definitive minutes of all JCC meetings shall be finalized no later than [***] after the meeting to which the minutes pertain.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

28

4.3.6 Membership. OncoMed’s membership in the JCC shall be at its sole discretion, as a matter of right and not obligation, as set forth in Section 4.5 of the Master Collaboration Agreement.

ARTICLE 5

EXCLUSIVITY

5.1 Exclusivity. Article 5 of the Master Collaboration Agreement shall apply to [***] activities under this Co-Co Agreement, in each case to the extent applicable to the Program that is the subject of this Co-Co Agreement, for the period commencing on the Co-Co Agreement Effective Date and ending on expiration or termination of this Co-Co Agreement, unless [***] in which case such period shall expire on the date OncoMed receives written notice from Celgene [***] Co-Co Products under this Co-Co Agreement.

ARTICLE 6

FINANCIAL TERMS

6.1 Worldwide Development Costs. During the Co-Co Term, all Worldwide Development Costs and U.S. Post-Regulatory Approval Development Costs incurred by the Parties shall be borne as set forth on Schedule 2.2.3(c)(ii) (the “Development Cost Share”). Worldwide Development Costs and U.S. Post-Regulatory Approval Development Costs shall initially be borne by the Party incurring the cost or expense, subject to reimbursement as follows:

(a) Records. Each Party shall calculate and maintain records of Worldwide Development Costs and U.S. Post-Regulatory Approval Development Costs incurred by it in accordance with Section 6.6.

(b) Reporting. Within [***] following the end of each Calendar Quarter, each Party shall provide the other Party a report of actual Worldwide Development Costs and U.S. Post-Regulatory Approval Development Costs incurred by such Party during such Calendar Quarter in accordance with the Worldwide Development Plan, together with reasonable supporting evidence of such Worldwide Development Costs and U.S. Post-Regulatory Approval Development Costs.

(c) Payment. The Party that incurs less than its share of the total actual Worldwide Development Costs and U.S. Post-Regulatory Approval Development Costs shall pay to the other Party a payment amount calculated so that each of the Parties bears its Development Cost Share after giving effect to such payment for such Calendar Quarter.

6.2 Upfront Fee; Milestones and Royalties.

6.2.1 DEM Program. In the event the Co-Co Program is the DEM Program, then the financial terms set forth on Exhibit C-1 shall apply.

6.2.2 BSP Program. In the event the Co-Co Program is the BSP Program, then the financial terms set forth on Exhibit C-2 shall apply.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

29

6.2.3 [***] Designated Program or RSPO Designated Program. In the event the Co-Co Program is a [***] Designated Program or a RSPO Designated Program, then the financial terms set forth on Exhibit C-3 shall apply.

6.2.4 Clinical Supply for DEM Program. Solely if this Co-Co Agreement has been entered into as a result of Celgene’s exercise of its Option for the DEM Program, Celgene shall [***] of obtaining clinical supplies of Demcizumab [***], to the extent and as set forth in Section 6.4 of the Master Collaboration Agreement.

6.2.5 Milestone Payment Terms. With respect to the Co-Co Program, upon achievement by or on behalf of Celgene, its Affiliates or Sublicensees of any milestone event set forth in Paragraph 2 or 3 of Exhibit C-1, C-2 or C-3, as applicable, Celgene shall promptly (but in no event more than [***] after achievement thereof) notify OncoMed of such achievement, and Celgene shall pay OncoMed the corresponding milestone payment within [***] after issuance by OncoMed of an invoice for such milestone payment. For clarity, Celgene only shall be obligated to make a milestone payment corresponding to each of the events set forth in Paragraph 2 or 3 of Exhibit C-1, C-2 or C-3, as applicable [***].

6.2.6 Royalties Payment Terms.

(a) Co-Co Royalty Term; Reduction. With respect to the Co-Co Program, Celgene’s royalty obligations to OncoMed under Paragraph 4 (with respect to Co-Co Products) and Paragraph 5 (with respect to Diagnostic Products) of Exhibit C-1, C-2 or C-3, as applicable, shall be on a Co-Co Product-by-Co-Co Product or Diagnostic Product-by-Diagnostic Product (as applicable) and country-by-country basis for the applicable Co-Co Royalty Term for such Co-Co Product (or Diagnostic Product) in such country; provided that the royalty amounts payable with respect to Co-Co Net Sales of Co-Co Products (or Diagnostic Product) shall be reduced on a Co-Co Product-by-Co-Co Product (or Diagnostic Product-by-Diagnostic Product) and country-by-country basis, to [*** ]of the amounts otherwise payable pursuant to Exhibit C-1, C-2 or C-3, as applicable, during any portion of the Co-Co Royalty Term in which [***]. Only one royalty shall be payable by Celgene to OncoMed for each sale of a Co-Co Product or Diagnostic Product.

(b) Royalty Reduction for Comparable Co-Co Third Party Product Competition. If, on a Co-Co Product-by-Co-Co Product, country-by-country and Calendar Quarter-by-Calendar Quarter basis,

(i) A Comparable Co-Co Third Party Product(s) has [***] or

(ii) A Comparable Co-Co Third Party Product(s) has [***];

then the royalties payable with respect to Co-Co Net Sales of such Co-Co Product pursuant to Paragraph 4 of Exhibit C-1, C-2 or C-3, as applicable, in such country during such Calendar Quarter shall be reduced by [***] if subsection (i) applies and [***] if subsection (ii) applies, respectively, of the royalties otherwise payable pursuant to Paragraph 4 of Exhibit C-1, C-2 or C-3, as applicable. [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

30

(c) Royalty Reduction for Third Party Payments. Subject to Section 6.2.6(d), the royalty rate set forth in Paragraph 4(a) of Exhibit C-1 (subject to Paragraph 4(b) thereof), C-2 or C-3, as applicable, shall be reduced, on a Co-Co Product-by-Co-Co Product and Diagnostic Product-by-Diagnostic Product, country-by-country and Calendar Quarter-by-Calendar Quarter basis, by an amount equal to [*** in a Calendar Quarter on sales of such Co-Co Product (or Diagnostic Product) in such Calendar Quarter with respect to licenses under Third Party Patents that are [***] with respect to such Co-Co Product (or Diagnostic Product) in such country, to the effective royalty rate set forth in Paragraph 4(c) of Exhibit C-1, or Paragraph 4(b) of Exhibit C-2 or C-3, as applicable. Celgene may [***].

(d) Cumulative Effect of Royalty Reductions. In no event shall the royalty reductions described in Sections 6.2.6(a) and 6.2.6(b) and 6.2.6(c), alone or together, reduce the royalties payable by Celgene for a given Calendar Quarter pursuant to this Section 6.2.6 to less than [***] for a given Calendar Quarter pursuant to Paragraph 4(a) of Exhibit C-1, C-2 or C-3, as applicable. For clarity, any [***]. Celgene may [***].

6.2.7 Payment of Royalties. Celgene shall: (a) within [*** ]following the end of each Calendar Quarter in which a royalty payment accrues, provide to OncoMed a report for each country in the ROW in which sales of Co-Co Product or related Diagnostic Product occurred in the Calendar Quarter covered by such statement, specifying: the gross sales (if available) and Co-Co Net Sales in each country’s currency; the applicable royalty rate under this Co-Co Agreement; the royalties payable in each country’s currency, including an accounting of deductions taken in the calculation of Co-Co Net Sales in accordance with Celgene’s Accounting Principles; the applicable exchange rate to convert from each country’s currency to U.S. Dollars under Section 6.5.1; and the royalties payable in U.S. Dollars, and (b) make the royalty payments owed to OncoMed hereunder in accordance with such royalty report in arrears, within [***] from the end of each Calendar Quarter in which such payment accrues.

6.3 Profit & Loss Share for Co-Co Product for U.S. Administration. The Parties will share in Operating Profits or Losses with respect to Co-Co Product for U.S. Administration as follows: OncoMed will bear (and be entitled to) fifty percent (50%), and Celgene will bear (and be entitled to) fifty percent (50%) (the “Profit & Loss Share”). Procedures for reporting of actual results on a Calendar Quarter basis, review and discussion of potential discrepancies, reconciliation on a Calendar Quarter basis, reasonable forecasting, and other finance and accounting matters, are set forth in Exhibit D, and to the extent not set forth in Exhibit D, will be established by the JCC, subject to Section 6.5.3.

6.4 [***].

6.5 Additional Payment Terms.

6.5.1 Accounting. All payments hereunder shall be made in the United States in U.S. Dollars by wire transfer to a bank in the U.S. designated in writing by OncoMed. Conversion of sales and other amounts recorded in local currencies to Dollars shall be performed in a manner consistent with [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

31

6.5.2 Late Payments. Any payments or portions thereof due hereunder that are not paid on the date such payments are due under this Co-Co Agreement shall bear interest at an annual rate equal to the lesser of: (a) [***], or any successor thereto, at 12:01 a.m. on the first day of each Calendar Quarter in which such payments are overdue or (b) the maximum rate permitted by applicable Law; in each case calculated on the number of days such payment is delinquent, compounded monthly.

6.5.3 Tax Withholding.

(a) Tax Withholding. Each Party shall be entitled to deduct and withhold from any amounts payable under this Co-Co Agreement such taxes as are required to be deducted or withheld therefrom under any provision of applicable Law. The Party that is required to make such withholding will: (i) deduct those taxes from such payment, (ii) timely remit the taxes to the proper taxing authority, and (iii) send evidence of the obligation together with proof of tax payment to the other Party on a timely basis following that tax payment; provided, however, that before making any such deduction or withholding, the withholding Party shall give the other Party notice of the intention to make such deduction or withholding (such notice, which shall include the authority, basis and method of calculation for the proposed deduction or withholding, shall be given at least a reasonable period of time before such deduction or withholding is required, in order for such other Party to obtain reduction of or relief from such deduction or withholding). Each Party agrees to cooperate with the other Party in claiming refunds or exemptions from such deductions or withholdings under any relevant agreement or treaty which is in effect to ensure that any amounts required to be withheld pursuant to this Section 6.5.3(a) are reduced in amount to the fullest extent permitted by applicable Laws. In addition, the Parties shall cooperate in accordance with applicable Laws to [***] in connection with this Co-Co Agreement.

(b) Tax [***]. Notwithstanding the foregoing, and subject to Section 6.9.3(b) of the Master Collaboration Agreement, if either Party (or its assignee pursuant to Section 11.4) takes any action after the Co-Co Agreement Effective Date or if such Party had taken an action during the relevant Option Term (including an assignment pursuant to Section 11.4) and if as a result of such action, such Party (or its assignee pursuant to Section 11.4) is required by applicable Law to [***], or if such action results in [***] and such [***], then any such amount payable shall [*** so that, after making all required [***], as the case may be, the other Party (or its assignee pursuant to Section 11.4) [***]; provided, however, that the [***] to the extent that such [***] but for (A) [***] or (B) [***]. For purposes of this Section 6.5.3(b), “action” shall be deemed to include any [***].

(c) Tax Documentation. Each Party has provided a properly completed and duly executed IRS Form W-9 to the other Party. Each Party and any other recipient of payments under this Co-Co Agreement shall provide to the other Party, at the time or times reasonably requested by such other Party or as required by applicable Law, such properly completed and duly executed documentation (for example, IRS Forms W-8 or W-9) as will permit payments made under this Co-Co Agreement to be made without, or at a reduced rate of, withholding for taxes.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

32

6.6 Records Retention Regarding Worldwide Development Costs, Milestones and Royalties; Review by Other Party.

6.6.1 Records. With respect to payments to be made under Section 6.1 or 6.2, each Party agrees to keep, and to require its Affiliates and, in the case of Celgene, Sublicensees to keep, for at least [***] from the end of the Calendar Year to which they pertain, complete and accurate records of activities conducted by such Party with respect to, and in the case of Celgene, the transfer and sales by Celgene or its Affiliates or Sublicensees, as the case may be, of, each Co-Co Product and related Diagnostic Product, in sufficient detail to allow the accuracy of the payments made thereunder to be confirmed.

6.6.2 Lonza Reporting. Celgene agrees and acknowledges that, following the First Co-Co Sale of any Co-Co Product that constitutes a Product under the Lonza Multi-Product License Agreement, OncoMed is required to provide to Lonza a report of all sales of Products by Celgene, along with the calculation of the amount due by way of royalties due to Lonza under Section 5.2 of the Lonza Multi-Product License Agreement. Notwithstanding the terms of Section 11.1, Celgene agrees that OncoMed may disclose to Lonza any report provided by Celgene to OncoMed (but solely to the extent required by the Lonza Multi-Product License Agreement) to fulfill the foregoing requirement of the Lonza Multi-Product License Agreement.

6.6.3 Review. Subject to the other terms of this Section 6.6.3, at the request of a Party, which shall not be made more frequently than twice per Calendar Year during the Co-Co Term, upon at least [***] prior written notice from such auditing Party, and at the expense of such auditing Party, the other Party shall permit an independent, nationally-recognized certified public accountant selected by the auditing Party and reasonably acceptable to the audited Party to inspect (during regular business hours) the relevant records required to be maintained by the audited Party under Section 6.6.1. In every case the accountant must have previously entered into a confidentiality agreement with both Parties substantially similar to the provisions of Article 8 of the Master Collaboration Agreement and limiting the disclosure and use of such information by such accountant to authorized representatives of the Parties and the purposes germane to Section 6.6.1. Results of any such review shall be binding on both Parties absent manifest error. The auditing Party shall treat the results of any such accountant’s review of the audited Party’s records as Confidential Information of the audited Party subject to the terms of Article 8 of the Master Collaboration Agreement. If any review reveals a deficiency or overpayment in the calculation and/or payment of royalties by a Party, then (a) the applicable Party shall promptly pay the other Party the amount remaining to be paid, and (b) if such underpayment is by [***] or more in any Calendar Year, the audited Party shall, within [***] days of invoice therefor, pay the reasonable out-of-pocket costs and expenses incurred by the auditing Party in connection with the review.

6.6.4 Michigan Reporting. In addition to Celgene’s obligations under Sections 6.6.1 and 6.6.3, and OncoMed’s right to audit set forth in Section 6.6.3, Celgene agrees and acknowledges that OncoMed is required to provide to the University of Michigan periodic reports relating to the gross sales and Co-Co Net Sales of Products and Processes (as such terms are defined in the Michigan Agreement) in accordance with Section 5.1 of the Michigan Agreement. Celgene shall keep true and accurate records and books of account, and open such

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

33

books and records for inspection by the University of Michigan, for a duration of four (4) years from the date of origination of such books or records, in accordance with Section 5.3 of the Michigan Agreement. Upon request by OncoMed Celgene shall provide to OncoMed any such books and records necessary for OncoMed to comply with its obligations under the Michigan Agreement.

6.7 [***]. For clarity, any activities allocated to OncoMed on the applicable IDP for the Co-Co Program, which are not completed by the Co-Co Agreement Effective Date (when entering into this Co-Co Agreement) or the OncoMed Opt-Out Date (when entering into the applicable License Agreement), as applicable, shall be [***], and in any such case, Celgene shall in no event [***].

ARTICLE 7

INTELLECTUAL PROPERTY

7.1 License.

7.1.1 License to Celgene. Subject to the terms and on the conditions set forth in this Co-Co Agreement, OncoMed hereby grants to Celgene a worldwide, exclusive (even as to OncoMed and its Affiliates, except as provided below) license, with the right to grant sublicenses (subject to Section 7.1.3), under the OncoMed Co-Co IP to Develop, Manufacture, have Manufactured, use, offer for sale, sell, import and otherwise Commercialize Co-Co Candidates, Co-Co Products and Diagnostic Products worldwide in the Field for U.S. Administration and/or ROW Administration; provided, that OncoMed shall retain the co-exclusive right, with the right to grant sublicenses (subject to Section 7.1.3), under the OncoMed Co-Co IP solely to permit OncoMed to conduct activities with respect to the Co-Co Program, as contemplated under the U.S. Development and Commercialization Program, and otherwise in accordance with the terms of this Co-Co Agreement and the Master Collaboration Agreement in the Field in the U.S. for U.S. Administration.

7.1.2 License to OncoMed. During the Co-Co Term, subject to the terms and on the conditions set forth in this Co-Co Agreement and the Master Collaboration Agreement, Celgene hereby grants to OncoMed a non-exclusive, worldwide, royalty-free right and license, with the right to grant sublicenses (subject to Section 7.1.3), under (a) the Patents and/or Know-How included in [***], and (b) Celgene’s rights in the [***], solely to permit OncoMed to conduct activities with respect to the Co-Co Program, as contemplated under the U.S. Development and Commercialization Program, and otherwise in accordance with the terms of this Co-Co Agreement and the Master Collaboration Agreement (provided that with respect to [***], such license shall solely include the right for OncoMed to use [***], respectively, for such purposes).

7.1.3 Sublicenses. Celgene shall have the right to grant sublicenses under the rights granted to it under Section 7.1.1, 7.1.7 or 7.1.8 without the prior consent of OncoMed, to any (a) Affiliate of Celgene, (b) Third Party subcontractor engaged by Celgene, and (c) Third Party (if for the Commercialization of Co-Co Products in the U.S., solely with OncoMed’s prior written consent, such consent not to be unreasonably withheld) for the Development or Commercialization of any Co-Co Candidate, Co-Co Product or related Diagnostic Product,

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

34

provided that in the event Celgene grants a sublicense under Section 7.1.3(c), Celgene shall provide OncoMed with a fully-executed copy of any agreement (redacted as necessary to protect confidential or commercially sensitive information that is not necessary to confirm compliance with this Co-Co Agreement) reflecting any such sublicense promptly after the execution thereof. OncoMed shall have the right to grant sublicenses under the rights granted to it under Section 7.1.2, without the prior consent of Celgene, to any (x) Affiliate of OncoMed and (y) Third Party subcontractor engaged by OncoMed to perform activities on behalf of OncoMed as required by this Co-Co Agreement. Each sublicense granted by either Party under this Section 7.1.3 shall be subject to and consistent with the terms and conditions of this Co-Co Agreement.

7.1.4 Rights Retained by the Parties. For purposes of clarity, each Party retains the rights under Know-How and Patents Controlled by such Party not expressly granted to the other Party pursuant to this Co-Co Agreement.

7.1.5 No Implied Licenses. Except as explicitly set forth in this Co-Co Agreement, neither Party shall be deemed by estoppel or implication to have granted the other Party any license or other right to any intellectual property of such Party.

7.1.6 Section 365(n) of the Bankruptcy Code. All licenses granted under this Co-Co Agreement are deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined in Section 101 of such Code. Each Party, as licensee, may fully exercise all of its rights and elections under the Bankruptcy Code. The Parties further agree that, if a Party elects to retain its rights as a licensee under any Bankruptcy Code, such Party shall be entitled to complete access to any technology licensed to it hereunder and all embodiments of such technology. Such embodiments of the technology shall be delivered to the licensee Party not later than: (a) the commencement of bankruptcy proceedings against the licensor, upon written request, unless the licensor elects to perform its obligations under this Co-Co Agreement, or (b) if not delivered under Section 7.1.6(a), upon the rejection of this Co-Co Agreement by or on behalf of the licensor, upon written request. Any agreements supplemental hereto will be deemed to be “agreements supplementary to” this Co-Co Agreement for purposes of Section 365(n) of the Bankruptcy Code.

7.1.7 Celgene Products. Section 7.1.6 of the Master Collaboration Agreement shall apply.

7.1.8 OncoMed Platform Technology Back-up License. With respect to the Co-Co Program, OncoMed hereby grants, and shall cause its Affiliates to grant, to Celgene a non-exclusive, worldwide, royalty-free and fully paid-up right and license, with the right to grant and authorize sublicenses (subject to Section 7.1.3), under the OncoMed Platform Technology solely to the extent necessary (if at all) to permit Celgene to perform its obligations and exercise its rights to clinically Develop, Manufacture and Commercialize Co-Co Candidates and Co-Co Products in accordance with the terms of this Co-Co Agreement. Notwithstanding the foregoing, the license granted by OncoMed to OncoMed Platform Technology under this Section 7.1.8, or to [***] does not include the right for Celgene or its Affiliates to [***]. Notwithstanding anything to the contrary in this Co-Co Agreement, OncoMed Platform Technology shall not include [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

35

7.1.9 Co-Invented Biologic Technology and Co-Invented Celgene Owned Inventions. Sections 7.1.8 and 7.1.9 of the Master Collaboration Agreement shall apply.

7.1.10 No License to Excluded Targets. Notwithstanding anything to the contrary herein, Celgene is not licensed or granted any rights by OncoMed under this Co-Co Agreement to conduct any activities with respect to Excluded Targets or with respect to any Protein Therapeutics, Diagnostic Products, Small Molecule Compounds or any other compounds to the extent directed thereto.

7.2 Ownership.

7.2.1 Inventorship. Inventorship of Inventions shall be determined by application of U.S patent law pertaining to inventorship.

7.2.2 Ownership. Ownership of Inventions and intellectual property rights therein arising from the Parties’ activities under this Co-Co Agreement shall be determined in accordance with Sections 7.2.3, 7.2.4 and 7.2.5 of the Master Collaboration Agreement.

7.2.3 Cooperation and Allocation. Sections 7.2.6 and 7.2.7 of the Master Collaboration Agreement shall apply to all Inventions and intellectual property rights therein, that arise in whole or in part as a result of the Parties’ activities under this Co-Co Agreement.

7.3 Prosecution and Maintenance of Patents. Prosecution and Maintenance of all Patents arising as a result of the Parties’ activities pursuant to this Co-Co Agreement shall be carried out in accordance with Section 7.3 of the Master Collaboration Agreement. References to “OncoMed Patents” in such section shall include all Patents included in the OncoMed Co-Co IP.

7.4 Defense of Claims Brought by Third Parties.

7.4.1 Notice. If a Party becomes aware of any actual or potential claim that the research, Development, Manufacture or Commercialization of the Co-Co Target, any Co-Co Candidate, any Co-Co Product or any related Diagnostic Product, infringes the intellectual property rights of any Third Party, such Party shall promptly notify the other Party. In any such instance, the Parties shall as soon as practicable thereafter meet (which may be through the JSC) to discuss in good faith regarding the best response to such notice.

7.4.2 Costs. The costs and expenses incurred by the Parties in connection with defense of any claim described in Section 7.4.1 in [***] shall be [***], and with respect to any such claim in the [***], unless otherwise agreed in writing by the Parties. For clarity, this Section 7.4.2 is intended to address [***], and if as a result of any such defense of such claim, a Party [***], Section 7.10 may apply to [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

36

7.5 Enforcement of Patents.

7.5.1 Notice. If any Party learns of an infringement or threatened infringement by a Third Party with respect to any Patent included in the OncoMed Co-Co IP (an “OncoMed Co-Co Patent”), including actual or alleged infringement under 35 USC §271(e)(2) that is or would be infringing activity involving the using, making, importing, offering for sale or selling of compounds or products that are substantially the same as Co-Co Candidates, Co-Co Products or Diagnostic Products (“Competitive Infringement”), such Party shall promptly notify the other Party and shall provide such other Party with available evidence of such Competitive Infringement. For any Competitive Infringement, each Party shall share with the other Party all information available to it regarding such alleged infringement.

7.5.2 Enforcement of OncoMed Co-Co Patents and Celgene Patents.

(a) Celgene ROW Initial Enforcement. As between the Parties, and subject to Sections 7.7 and 7.8, with respect to Co-Co Product for ROW Administration, Celgene shall have the first right, but not the obligation, to institute, prosecute, and control any action or proceeding with respect to any Competitive Infringement of (A) any [***] under this Co-Co Agreement and that [***] Co-Co Products or Co-Co Candidates (such Patents, the “OncoMed Co-Co Product Patents”) and (B) any Celgene Patent or any Collaboration Patent [***] pursuant to the terms of the Master Collaboration Agreement (the “Celgene Co-Co Patents”), in each case by counsel of its own choice, in Celgene’s own name and under Celgene’s direction and control. The foregoing right of Celgene shall include the right to perform all actions of a reference product sponsor set forth in the U.S. Hatch-Waxman Act or Public Health Service Act, and any ex-U.S. equivalent of the Hatch-Waxman Act (the “Hatch-Waxman Act”).

(b) U.S Initial Enforcement. As between the Parties, and subject to Sections 7.7 and 7.8, with respect to Co-Co Product for U.S Administration, Celgene shall have the first right, but not the obligation, to institute, prosecute, and control any action or proceeding with respect to any Competitive Infringement of (A) any OncoMed Co-Co Product Patent, and (B) any Celgene Co-Co Patent, in each case by counsel of its own choice, in Celgene’s own name and under Celgene’s direction and control, provided that Celgene shall keep OncoMed, through the JSC, reasonably informed as to the status of, and all material developments in such action, including considering in good faith, the input of OncoMed regarding the strategy and handling of such enforcement activities. The foregoing right of Celgene shall include the right to perform all actions of a reference product sponsor set forth in the Hatch-Waxman Act.

(c) OncoMed Rights to Initial Enforcement. As between the Parties, and with respect to Co-Co Product for both ROW Administration and U.S Administration, OncoMed shall have the first right, but not the obligation, to institute, prosecute, and control any action or proceeding with respect to any Competitive Infringement of any OncoMed Co-Co Patent that is exclusively licensed to Celgene under this Co-Co Agreement that is not an OncoMed Co-Co Product Patent, in each case by counsel of its own choice, in OncoMed’s own name and under OncoMed’s direction and control, provided that with respect to enforcement in relation to Co-Co Product for U.S. and ROW Administration, OncoMed shall keep Celgene, through the JSC, reasonably informed as to the status of, and all material developments in such action, and shall consider in good faith the input of Celgene regarding the strategy and handling of such enforcement activities. The foregoing right of OncoMed shall include the right to perform all actions of a reference product sponsor set forth in the Hatch-Waxman Act to the extent permitted under applicable Law, and if OncoMed is limited in performing such actions, Celgene shall reasonably cooperate to enable OncoMed to perform such actions.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

37

(d) Timing. The Party with the first right to institute, prosecute, and control any action or proceeding with respect to any Competitive Infringement described in Section 7.5.2(a), 7.5.2(b) or 7.5.2(c) (each, a “Co-Co Enforcement Proceeding”) will have a period of [***] after its receipt or delivery of notice and evidence pursuant to Section 7.5.1 or receipt of written notice from a Third Party that reasonably evidences Competitive Infringement, to elect to so enforce such OncoMed Co-Co Patent or Celgene Co-Co Patent (other than a Celgene Background Patent) in the applicable jurisdiction (or to settle or otherwise secure the abatement of such Competitive Infringement), provided however, that such period will be (i) more than [***] to the extent applicable Law prevents earlier enforcement of such OncoMed Co-Co Patent or Celgene Co-Co Patent (such as the enforcement process set forth in or under the Hatch-Waxman Act), and provided further that if such period is extended because applicable Law prevents earlier enforcement, the enforcing Party shall have until the date that is [***] following the date upon which applicable Law first permits such Co-Co Enforcement Proceeding, and (ii) less than [***] to the extent that a delay in bringing such Co-Co Enforcement Proceeding against such alleged Third Party infringer would limit or compromise the remedies (including monetary relief, and stay of regulatory approval) available against such alleged Third Party infringer. In the event the enforcing Party does not so elect (or settle or otherwise secure the abatement of such Competitive Infringement) before the first to occur of (A) expiration of the applicable period of time set forth in the preceding subsections (i) and (ii), or (B) [***] before the expiration of any time period under applicable Law that would, if an Co-Co Enforcement Proceeding was not filed within such time period, limit or compromise the remedies available from such Co-Co Enforcement Proceeding, it will so notify the other Party in writing and in the case where such other Party then desires to commence a suit or take action to enforce the applicable OncoMed Co-Co Patent or Celgene Co-Co Patent (excluding any Celgene Background Patent) with respect to such Competitive Infringement in the applicable jurisdiction, such other Party will thereafter have the right to commence such a suit or take such action to enforce the applicable OncoMed Co-Co Patent or Celgene Co-Co Patent (excluding any Celgene Background Patent), as applicable (such action, a “Co-Co Step-In Proceeding”), at such other Party’s expense.

(e) Right to Participate; Joinder. The non-enforcing Party in relation to any enforcement action or proceeding set forth in Sections 7.5.2(a) through 7.5.2(c) will have the right, at its own expense and by counsel of its choice, to be represented in any such action or proceeding. In the case of any Co-Co Enforcement Proceeding or Co-Co Step-In Proceeding, at the enforcing Party’s written request, and at the enforcing Party’s expense (subject to Section 7.5.4), the other Party will join any such action or proceeding as a party and will use Commercially Reasonable Efforts to cause any Third Party as necessary to join such action or proceeding as a party if doing so is necessary for the purposes of establishing standing or is otherwise required by applicable Law to pursue such action or proceeding, or if the JSC (with respect to enforcement activities relating to Co-Co Product for U.S. Administration) determines that such joinder is necessary or desirable. All time periods set forth in this Section 7.5.2 shall be subject to applicable Law, which may prevent earlier enforcement.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(f) Cooperation. In addition to the obligations set forth in Section 7.5.2(a) through 7.5.2(e), each Party will provide to the Party enforcing any such rights under Sections 7.5.2(a), 7.5.2(b), or 7.5.2(c), as applicable, reasonable assistance and cooperation in such enforcement, at such enforcing Party’s request and expense (subject to Section 7.5.4). The enforcing Party will keep the other Party regularly informed of the status and progress of such enforcement efforts. The Parties will coordinate any Co-Co Enforcement Proceeding with respect to the OncoMed Co-Co Patents or Celgene Co-Co Patents (other than Celgene Background Patents) through the JSC. Each Party bringing any such action or proceeding in accordance with this Section 7.5 shall have an obligation to consult with the other Party and will take comments of such other Party into good faith consideration with respect to the infringement, claim construction, or defense of the validity or enforceability of any claim in any OncoMed Co-Co Patent or Celgene Co-Co Patent that is the subject of such proceeding, provided that the foregoing shall not apply to any such action or proceeding relating to the Celgene Background Patents, which Celgene may conduct at its sole discretion.

(g) Third Party Rights. Notwithstanding Sections 7.5.2(a) through 7.5.2(f), Celgene agrees and acknowledges that:

(i) Article 11 of the Michigan Agreement governs enforcement of the Michigan Patents. Accordingly, Celgene agrees that the provisions of Sections 11.1 through 11.3 of the Michigan Agreement shall be given effect before the provisions of this Section 7.5.2 apply as to actions involving the Michigan Patents;

(ii) OncoMed does not have the right to enforce the Patents licensed to OncoMed pursuant to the MorphoSys Agreement; and

(iii) pursuant to Section 3.1 of the Lonza Research Agreement, OncoMed has no right to prosecute, enforce or defend the Modified Backbone Vector IP (as such term is defined in the Lonza Research Agreement);

notwithstanding the foregoing subsections (i) through (iii), each Party’s rights to enforce an OncoMed Co-Co Patent pursuant to this Section 7.5, or to defend against a challenge in any action or proceeding described in Section 7.4, shall be subject to the applicable provisions of any agreements between the OncoMed and its licensor. In the event of any conflict between this Section 7.5 and such other agreements, the provisions of the other agreements shall control.

(h) [***] Enforce. Notwithstanding anything to the contrary in this Section 7.5, if [***] with respect to any Patent as set forth in Section 7.5.2(d) would be [***], then [***].

7.5.3 Settlement. A settlement or consent judgment or other voluntary final disposition of a suit under this Section 7.5: (a) [***], and (b) with respect to enforcement actions relating to [***]; provided, however, that in any event, any such settlement, consent judgment or other disposition of any action or proceeding by a Party under this Article 7 shall not, without the consent of the Party not bringing suit, (a) impose any liability or obligation on the Party not bringing suit, (b) include the grant of any license, covenant or other rights to any Third Party that would conflict with or reduce the scope of the subject matter included under the licenses granted

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

39

to the Party not bringing suit under this Co-Co Agreement, (c) conflict with or reduce the scope of the subject matter claimed in any Patent owned by the Party not bringing suit, or (d) adversely affect the interest of the Party not bringing suit in any material respect, provided that such consent shall not be unreasonably withheld.

7.5.4 Costs of Enforcement. Except as otherwise set forth in this Section 7.5:

(a) ROW. Each Party shall [***] incurred in connection with its activities under this Section 7.5 that relate to a Co-Co Enforcement Proceeding or a Co-Co Step-In Proceeding relating to OncoMed Co-Co Patents or Celgene Patents in the ROW, and, if a Party commences a Co-Co Enforcement Proceeding or a Co-Co Step-In Proceeding in the ROW, it shall [***] for such action; and

(b) U.S. All [***] incurred by [***] in pursuing any Co-Co Enforcement Proceeding or a Co-Co Step-In Proceeding of the OncoMed Co-Co Patents or the Celgene Patents in the U.S. in accordance with this Section 7.5 shall be [***].

7.5.5 Recoveries. Any damages or other monetary awards recovered in any action, suit or proceeding brought under this Section 7.5 shall be shared as follows:

(a) Initial Allocation. Such damages or other sums recovered shall first be subject to Section 7.5.2(g) if such damages relate to the Michigan Patents, and then shall be applied for actions brought [***], to all out-of-pocket costs and expenses incurred by each Party directly in connection with such action (including, for this purpose, [***]), and if such recovery is insufficient to cover all such costs and expenses of both Parties with respect to an action [***], it shall be [***]; and

(b) Remaining Proceeds. Any remaining proceeds in case of suits with respect to a Co-Co Enforcement Proceeding or a Co-Co Step-In Proceeding relating to any Co-Co Product or related Diagnostic Product under this Section 7.5, shall, (i) with respect to such suits [***], be allocated between the Parties such that [***] and the [***] of such amount, and (ii) with respect to [***].

7.6 Patent Term Extensions. If, during the Co-Co Term, Celgene wishes to apply to obtain patent term extensions, adjustments, restorations, or supplementary protection certificates under applicable Laws for Patents covering or claiming any Co-Co Product, Section 7.6 of the Master Collaboration Agreement shall apply to any such application.

7.7 OncoMed Platform Technology. Notwithstanding anything to the contrary in Sections 7.3 through 7.6, in no event shall Celgene have any rights to Prosecute and Maintain, enforce or defend any Patent that [***].

7.8 Celgene Patents. Section 7.8 of the Master Collaboration Agreement shall apply.

7.9 Regulatory Data Protection. To the extent required or permitted by applicable Law, [***] will use Commercially Reasonable Efforts to promptly, accurately and completely list, with the applicable Regulatory Authorities worldwide during the Co-Co Term, all applicable

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

40

Patents for any Co-Co Product that Celgene intends to, or has begun to, Commercialize, such listings to include all so called “Orange Book” listings required under the U.S. Hatch-Waxman Act, all so called “Patent Register” listings as required in Canada and all similar listings in any other relevant countries. Prior to such listings, the Parties will meet to evaluate and identify all applicable Patents. Notwithstanding the preceding sentence, [***] of all applicable Patents for such Co-Co Product, regardless of which Party owns such Patent.

7.10 Third Party Licenses. If, at any time during the Co-Co Term, either Party reasonably determines that any Third Party intellectual property rights may be necessary for the Development, Manufacture or Commercialization of any Co-Co Product or Co-Co Candidate, that is the subject of research, Development, Manufacture and/or Commercialization efforts under this Co-Co Agreement, then such Party will notify the Patent Committee promptly, and Section 7.9 of the Master Collaboration Agreement shall apply. Any amounts due pursuant to any agreement entered into pursuant to Section 7.9 of the Master Collaboration Agreement (a) [***], to the extent provided in Section 6.2.6(c), or (b) for [***].

7.11 OncoMed Co-Co Patents. Schedule 7.11 contains a complete and accurate list of all OncoMed Co-Co Patents, as of the Co-Co Agreement Effective Date.

ARTICLE 8

ONCOMED UPSTREAM AGREEMENTS

8.1 Upstream Obligations. Celgene acknowledges and agrees that all licenses granted under this Co-Co Agreement, to the extent they constitute sublicenses under intellectual property rights owned by a Third Party and licensed or sublicensed to OncoMed under an Existing Agreement and licensed to Celgene pursuant to this Co-Co Agreement are subject to the relevant terms and conditions of the Existing Agreements. Any exclusive licenses that are granted under this Co-Co Agreement that constitute sublicenses under the Existing Agreements are exclusive only to the extent of the exclusive nature of the license granted to OncoMed under the Existing Agreements.

8.2 Michigan Agreement. Without limiting Section 8.1:

8.2.1 Reservation of Rights. Celgene acknowledges that the University of Michigan reserves the right to: (a) practice the Michigan Patents for internal academic research, non-revenue producing public service, and, internal educational (including clinical trials) purposes; and, (b) grant a Limited Research License (as such term is defined in the Michigan Agreement) to other non-profit research institutions. Celgene acknowledges University of Michigan’s ownership interest in all Michigan Patents. Exhibit A of the Michigan Agreement is hereby incorporated by reference.

8.2.2 Covenant Not to Sue. Celgene covenants not to sue, and not to assist other parties in suing, the University of Michigan for claims relating to the Technology (as such term is defined in the Michigan Agreement), the Michigan Patents, and any sublicenses granted under the Michigan Patents pursuant to this Co-Co Agreement.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

41

8.2.3 Assignment of Rights. Celgene agrees and acknowledges that OncoMed shall have the right to assign its rights under this Co-Co Agreement, as a sublicense under the Michigan Patents, to the University of Michigan; provided however that such assignment shall not be effective without the University of Michigan’s prior acceptance of such assignment in writing.

8.2.4 Compliance with Law. Celgene shall comply with all applicable Law relating to the sublicense granted to it under the Michigan Agreement and to the testing, production, importation, transportation, export, packaging, labeling, sale or use of any products or processes covered by the Michigan Patents or otherwise applicable to Celgene’s activities as a sublicensee under the Michigan Agreement, and shall obtain written assurances regarding export and re-export of technical data as the Office of Export Administration Regulations may require, as set forth in Section 17.2 of the Michigan Agreement.

8.2.5 Marking. Celgene shall mark Co-Co Products that are covered by the Michigan Patents with legally sufficient patent notices to the extent feasible, as set forth in Section 20 of the Michigan Agreement.

8.3 Lonza Agreements. Celgene agrees and acknowledges that:

8.3.1 Transfer of Manufacturing. Pursuant to Section 3.3 of the Lonza Collaboration Agreement, if Celgene determines that any manufacturing or process development services for Biopharmaceutical Products (as such term is defined in the Lonza Collaboration Agreement), should be performed by Celgene or by a Third Party, OncoMed is required to notify the executive steering committee overseeing the operation of the Lonza Agreements promptly upon becoming aware of such decision by Celgene, and Celgene hereby consents to such disclosure by OncoMed to Lonza of any such decision by Celgene.

8.3.2 Certain Sublicenses. Pursuant to Section 4.3.2 of the Lonza Multi-Product License, OncoMed is [***] by OncoMed to Celgene under the [***] with respect to countries other than [***], and with respect to the grant of any [***] in any countries in the foregoing list, OncoMed must notify Lonza in writing of such [***], within [***]. If Celgene requests that OncoMed [***] under the Lonza Multi-Product License Agreement for which [***] as set forth in this Section 8.3.2, OncoMed shall request that [***].

8.3.3 Assignment of Rights. Pursuant to Section 4.4 of the Lonza Multi-Product License Agreement, if OncoMed desires to transfer its rights and obligations under the Lonza Multi-Product License Agreement to Celgene in their entirety with respect to one or more Products (as defined in the Lonza Multi-Product License Agreement), including Co-Co Products, OncoMed is required to provide Lonza with [***] written notice of such transfer, including Celgene’s identity as transferee of such rights, and the applicable Product(s). If Celgene requests that OncoMed transfers some or all of its rights and obligations under the Lonza Multi-Product License Agreement to Celgene, then pursuant to Section 4.4 of the Lonza Multi-Product License Agreement, Celgene will be required to enter into a separate agreement with Lonza containing the same terms as the Lonza Multi-Product License Agreement with respect to the transferred rights and obligations. Upon Celgene’s request, OncoMed will provide reasonable assistance to Celgene to exercise OncoMed’s right to effect such a transfer under the Lonza Multi-Product License Agreement, and to facilitate Celgene’s entering into such a separate agreement with Lonza.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

42

8.4 Other Third Party Obligations. Celgene acknowledges that pursuant to the terms and conditions of OncoMed’s agreement with GlaxoSmithKline LLC (“GSK”) dated December 7, 2007, as amended (the “GSK Agreement”), OncoMed may be obligated to pay to GSK certain amounts in connection with the sale of Demcizumab by OncoMed, its Affiliates or sublicensees, including sales by Celgene, its Affiliates or sublicensees of Co-Co Products containing Demcizumab. [***]. Celgene shall cooperate reasonably with OncoMed to provide to OncoMed all information OncoMed is required to provide to GSK to support the calculation of such amounts, if any, owed by OncoMed pursuant to the GSK Agreement.

ARTICLE 9

INDEMNIFICATION; INSURANCE

9.1 In the U.S.

9.1.1 Indemnification by Celgene. Celgene shall indemnify, defend and hold harmless the OncoMed Indemnitees, from and against any and all Damages to the extent arising out of or relating to, directly or indirectly, from any Claim based upon:

(a) the gross negligence or willful misconduct of Celgene or its Affiliates and its or their respective directors, officers, employees and agents in the U.S. in connection with Celgene’s performance of its obligations or exercise of its rights under this Co-Co Agreement; or

(b) any breach of any representation, warranty, covenant, agreement or obligation under this Co-Co Agreement with respect to the U.S.; in each case, provided however that, such indemnity shall not apply to the extent (i) OncoMed has an indemnification obligation pursuant to Section 9.1.2 for such Damages or (ii) [***].

9.1.2 Indemnification by OncoMed. OncoMed shall indemnify, defend and hold harmless the Celgene Indemnitees, from and against any and all Damages to the extent arising out of or relating to, directly or indirectly, from any Claim, based upon:

(a) the gross negligence or willful misconduct of OncoMed or its Affiliates or its or their respective directors, officers, employees and agents in the U.S. in connection with OncoMed’s performance of its obligations or exercise of its rights under this Co-Co Agreement; or

(b) any breach of any representation, warranty, covenant, agreement or obligation under this Co-Co Agreement with respect to the U.S.;

in each case, provided however that, such indemnity shall not apply to the extent (i) Celgene has an indemnification obligation pursuant to Section 9.1.1 for such Damages or (ii) [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

43

9.2 In the ROW.

9.2.1 Indemnification by Celgene. Celgene shall indemnify, defend and hold harmless the OncoMed Indemnitees, from and against any and all Damages to the extent arising out of or relating to, directly or indirectly, from any Claim based upon:

(a) the gross negligence or willful misconduct of Celgene or its Affiliates and its or their respective directors, officers, employees and agents in the ROW in connection with Celgene’s performance of its obligations or exercise of its rights under this Co-Co Agreement;

(b) any breach of any representation, warranty, covenant, agreement or obligation under this Co-Co Agreement with respect to the ROW; or

(c) subject to Section 9.2.2(c), the Development, Manufacture or Commercialization by Celgene, its Affiliate or Sublicensee of any Co-Co Product in the ROW, including any [***] in the ROW or any [***] in the ROW, in each case, resulting from any of the foregoing activities described in this Section 9.2.1(c); provided that Celgene shall have no obligation to indemnify, defend and hold harmless the OncoMed Indemnitees under this Section 9.2.1(c) from or against any Damages arising out of or relating to, directly or indirectly, any Claim in the ROW brought against OncoMed Indemnitees [***]; it being understood and agreed that this Section 9.2.1(c) shall not [***];

in each case, provided however that, such indemnity shall not apply to the extent OncoMed has an indemnification obligation pursuant to Section 9.2.2 for such Damage.

9.2.2 Indemnification by OncoMed. OncoMed shall indemnify, defend and hold harmless the Celgene Indemnitees, from and against any and all Damages to the extent arising out of or relating to, directly or indirectly, from any Claim in the ROW based upon:

(a) the gross negligence or willful misconduct of OncoMed or its Affiliates or its or their respective directors, officers, employees and agents, in connection with OncoMed’s performance of its obligations or exercise of its rights under this Co-Co Agreement;

(b) any breach of any representation, warranty, covenant, agreement or obligation under this Co-Co Agreement; or

(c) any research, Development, use, Manufacture or Commercialization of OncoMed Reversion Products following the reversion thereof to OncoMed pursuant to Section 10.8, including any [***] in the ROW or the U.S. or any [***] in the ROW or the U.S., in each case, resulting from any of the foregoing activities described in this Section 9.2.2(c);

in each case, provided however that, such indemnity shall not apply to the extent Celgene has an indemnification obligation pursuant to Section 9.2.1 for such Damage.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

44

9.3 Notice of Claims. A Claim to which indemnification applies under Section 9.2.1 or Section 9.2.2 shall be referred to herein as an “Indemnification Claim.” If the Indemnitee intends to claim indemnification under this Article 9, the Party claiming indemnification (the “Indemnitee”) shall notify the indemnifying Party (the “Indemnitor”) in writing, promptly upon becoming aware of an Indemnification Claim, describing in reasonable detail the facts giving rise to the Indemnification Claim; provided, that an Indemnification Claim in respect of any action at law or suit in equity by or against a Third Party as to which indemnification shall be sought shall be given promptly after the action or suit is commenced (provided that the Indemnitee is aware of such commencement); and provided further, that the failure by an Indemnitee to give such notice shall not relieve the Indemnitor of its indemnification obligation under this Co-Co Agreement except and only to the extent that the Indemnitor is actually prejudiced as a result of such failure to give notice.

9.4 Indemnification Procedures. If an Indemnitee receives written notice of a Claim that the Indemnitee believes may result in a claim for indemnification under this Article 9, such Indemnitee shall deliver an Indemnification Claim to the Indemnitor in accordance with the provisions of Section 9.3. If [***], then the Indemnitor shall have the right to assume and control the defense of the Claim, at its own expense with counsel selected by it and reasonably acceptable to the Indemnitee, by delivering written notice of its assumption of such defense to the Indemnitee within [*** ]of its receipt of notice of such Claim from the Indemnitor (but the Indemnitor shall in any event have the right to assume and control the defense of a Claim that [***], whichever is first); provided, however, that the Indemnitee shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the Indemnitor, if (a) representation of the Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential conflict of interests between such Indemnitee and Indemnitor, (b) the Indemnitor has failed within a reasonable time to retain counsel, (c) the Indemnitee shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnitor, or (d) [***]. If the Indemnitor assumes and controls the defense of such Claim, the Indemnitor shall keep the Indemnitee reasonably apprised of the status of the Claim and the Indemnitee shall be entitled to otherwise monitor such Claim at its sole cost and expense. If the Claim [***] against or from the Indemnitee or if the Indemnitor does not assume the defense of the Claim as described in this Section 9.4, the Indemnitee shall be permitted to assume and control the defense of such Claim (but shall have no obligation to do so) and in such event shall be entitled to settle or compromise the Indemnification Claims in its sole and reasonable discretion, provided that if the Indemnitee is entitled to assume the defense of the Claim pursuant to this Section 9.4 solely because the Claim [***] against or from the Indemnitee, then the Indemnitee shall not settle or compromise such Indemnification Claims in any manner that [***]without the prior written consent of the Indemnitor, which consent the Indemnitor shall not unreasonably withhold, condition or delay. If the Indemnitor has assumed and controls the defense of the Claim in accordance with this Section 9.4, (i) the Indemnitee shall not settle or compromise the Indemnification Claim without the prior written consent of the Indemnitor, such consent not to be unreasonably withheld, conditioned or delayed and (ii) the Indemnitor shall not settle or compromise the Indemnification Claim in any manner that would result in the payment of amounts by the Indemnitee, impose any other obligation on the Indemnitee or otherwise have an adverse effect on the Indemnitee’s rights or interests (including any rights under this Co-Co Agreement or the Equity Purchase Agreement

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

45

or the scope or enforceability of any Patents or Know-How licensed by one Party to another Party pursuant to this Co-Co Agreement or any other Development & Commercialization Agreement or the [***]SM Agreement or the Master Collaboration Agreement), without the prior written consent of the Indemnitee. In each case, the Party that is not controlling the defense of any Claim shall reasonably cooperate with the Party that is controlling the defense of such Claim, at the non-controlling Party’s expense and shall make available to the controlling Party all pertinent information under the control of the non-controlling Party, which information shall be subject to Article 8 of the Master Collaboration Agreement. Each Party shall use commercially reasonable efforts to avoid production of Confidential Information of the other Party (consistent with applicable Law and rules of procedure), and to cause all communications among employees, counsel and other representatives of such Party to be made so as to preserve any applicable attorney-client or work-product privileges.

9.5 U.S. Administration Liabilities. In the event that either Party (a) incurs any [***] relating thereto, or (b) is required to [***] (collectively, “U.S. Administration Liabilities”), such U.S. Administration Liabilities arising from or occurring as a result of the performance [***] of the Development, Manufacture or Commercialization of Co-Co Product for U.S. Administration in accordance with this Co-Co Agreement will be charged to Operating Profits or Losses under the Profit & Loss Share, provided that Operating Profit or Loss will not include U.S. Administration Liabilities of a Party or its Affiliates: (i) that are caused by [***]; (ii) incurred with respect to or allocable to [***]; or (iii) that are subject to [***] (and for clarity, if [***], respectively, that would otherwise be [***], then U.S. Administration Liabilities incurred by OncoMed or Celgene in connection with [***] will not be included in the calculation of Operating Profit or Loss).

9.6 Insurance. Each Party shall maintain, at its cost, a program of insurance and/or self-insurance against liability and other risks associated with its activities and obligations under this Co-Co Agreement, including as applicable its Clinical Trials, the Commercialization of any Co-Co Candidate, and its indemnification obligations hereunder, in such amounts, subject to such deductibles and on such terms as are customary for such Party for the activities to be conducted by it under this Co-Co Agreement.

9.7 LIMITATION OF LIABILITY. EXCEPT (A) FOR A BREACH OF [***], OR (B) FOR CLAIMS THAT ARE SUBJECT TO INDEMNIFICATION UNDER THIS ARTICLE 9 OR (C) FOR DAMAGES DUE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE LIABLE PARTY, NEITHER ONCOMED NOR CELGENE, NOR ANY OF THEIR RESPECTIVE AFFILIATES WILL BE LIABLE TO THE OTHER PARTY TO THIS CO-CO AGREEMENT OR ITS AFFILIATES FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE OR EXEMPLARY DAMAGES OR LOST PROFITS OR LOST DATA, WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY), INDEMNITY OR CONTRIBUTION, AND IRRESPECTIVE OF WHETHER THAT PARTY OR ANY REPRESENTATIVE OF THAT PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

46

9.8 Certain U.S. Tax Matters.

9.8.1 Celgene and OncoMed agree and acknowledge that the portion of this Co-Co Agreement that relates to development and commercialization activities in the United States [***], and each of Celgene and OncoMed will treat such portion of this Co-Co Agreement as [***] pursuant to the terms set forth in Exhibit G to this Co-Co Agreement; provided, that the Parties may amend Exhibit G if such amendments are mutually agreed upon in writing by the Parties. Neither Party shall take any position or cause their Affiliates to take any position inconsistent with Exhibit G (including as amended pursuant to the proviso in the immediately previous sentence) for tax purposes (including with respect to filing U.S. federal income tax returns and in the course of any audit, review or litigation), unless otherwise required by applicable law.

9.8.2 Celgene and OncoMed agree and acknowledge that the portion of this Co-Co Agreement with respect to certain development and commercialization activities outside the United States does not [***]. Neither Party shall take any position or cause their Affiliates to take any position inconsistent with the immediately previous sentence for tax purposes (including with respect to filing U.S. federal income tax returns and in the course of any audit, review or litigation).

ARTICLE 10

CO-CO TERM AND TERMINATION

10.1 Co-Co Term; Expiration.

10.1.1 Co-Co Term. This Co-Co Agreement shall become effective on the Co-Co Agreement Effective Date and, unless earlier terminated pursuant to this Article 10, shall remain in effect until it expires (the “Co-Co Term”):

(a) on a Co-Co Product-by-Co-Co Product and country-by-country basis, this Co-Co Agreement shall expire on the date of the expiration of all applicable Co-Co Royalty Terms with respect to such Co-Co Product in such country; and

(b) in its entirety upon the expiration of all applicable Co-Co Royalty Terms under this Co-Co Agreement with respect to all Co-Co Products in all countries worldwide.

10.1.2 Effect of Expiration. After the expiration of the Co-Co Term pursuant to Section 10.1.1 above, the following terms shall apply:

(a) Licenses after Co-Co Product Expiration. After expiration of the Co-Co Term (but not after early termination) with respect to any Co-Co Product in a country in the world pursuant to Section 10.1.1(a), Celgene shall have an exclusive, fully-paid, royalty-free, irrevocable, non-terminable, worldwide right and license, with the right to grant sublicenses, under the OncoMed Co-Co IP to develop, manufacture, have manufactured, use, offer for sale, sell, import and otherwise commercialize such Co-Co Product and related Diagnostic Products in the Field in such country, for so long as it continues to do so.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

47

(b) Licenses after Expiration of Co-Co Agreement. After expiration of the Co-Co Term (but not after early termination) with respect to this Co-Co Agreement in its entirety pursuant to Section 10.1.1(b), Celgene shall have an exclusive, fully-paid, royalty-free, irrevocable, non-terminable, worldwide right and license, with the right to grant sublicenses, under the OncoMed Co-Co IP to develop, manufacture, have manufactured, use, offer for sale, sell, import and otherwise commercialize Co-Co Products and Diagnostic Products in the Field worldwide, for so long as it continues to do so.

10.2 Termination Without Cause.

10.2.1 At any time during the Co-Co Term, Celgene shall have the right, at its sole discretion, to terminate this Co-Co Agreement in its entirety, upon one hundred twenty (120) days prior written notice to OncoMed hereunder; it being understood and agreed that Celgene shall be entitled to terminate upon sixty (60) days’ written notice at any time it reasonably determines that such termination is necessary to comply with any Antitrust Law.

10.2.2 Celgene shall have the right to terminate this Co-Co Agreement immediately on a Co-Co Candidate-by-Co-Co Candidate basis upon written notice to OncoMed based on [***]. Upon such termination for [***], subject to the terms and conditions of this Co-Co Agreement, Celgene shall be responsible, at its expense, for the wind-down, if any, of any Development of the applicable Co-Co Candidate, and corresponding Co-Co Product (including any Clinical Trials for the applicable Co-Co Candidate or Co-Co Product being conducted by or on behalf of Celgene) and any Commercialization activities for the applicable Co-Co Candidate or Co-Co Product. Such termination shall become effective upon the date that Celgene notifies OncoMed in writing that such wind-down is complete. Upon such termination for [***], all licenses granted by OncoMed to Celgene under this Co-Co Agreement shall terminate solely with respect to the applicable Co-Co Candidate or Co-Co Product. For purposes of this Co-Co Agreement, “[***]” means it is Celgene’s or its Affiliate’s or Sublicensee’s belief, following [***], based upon [***], that the [***] of such Co-Co Candidate or Co-Co Product is [***] to Develop or Commercialize or to continue to Develop or Commercialize it. If this Co-Co Agreement is terminated pursuant to this Section 10.2.2, then subject to applicable data privacy laws, and on OncoMed’s request, Celgene shall provide OncoMed with [***], solely for the purposes of [***]. Upon OncoMed’s [***] Section 10.8 shall apply except for the following provisions: Section 10.8.2, 10.8.3(c) and 10.8.3(h).

10.3 Termination for Breach.

10.3.1 Termination by Either Party for Breach. Subject to certain variations set forth in Section 10.3.2 with respect to a material breach by either Party of its obligations to use Commercially Reasonable Efforts pursuant to Section 2.1.5, this Co-Co Agreement and the rights granted herein may be terminated by either Party for the material breach by the other Party of this Co-Co Agreement, provided, that if the breaching Party has not cured such breach within sixty (60) days (or thirty (30) days, in the case of Celgene’s payment obligations under this Co-Co Agreement or the time period provided in Section 10.3.2 with respect to a material breach by either Party of its obligation to use Commercially Reasonable Efforts) (the “Cure Period”) after the date of written notice to the breaching Party of such breach, which notice shall describe such

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

48

breach in reasonable detail and shall state the non-breaching Party’s intention to terminate this Co-Co Agreement pursuant to this Section 10.3.1. Notwithstanding the preceding sentence, the Cure Period for any allegation made in good faith as to a material breach under this Agreement will run from [***]. Any such termination of this Co-Co Agreement under this Section 10.3.1 shall [***], unless the breaching Party has cured any such breach or default prior to the expiration of such Cure Period, or, if such breach is not susceptible to cure within the Cure Period, then, the non-breaching Party’s right of termination shall be [***]. The Parties understand and agree that [***] for purposes of determining [***].

10.3.2 Additional Procedures for Termination by either Party for Failure of the Other Party to Use Commercially Reasonable Efforts. If either Party wishes to exercise its right to terminate this Co-Co Agreement pursuant to Section 10.3.1 for the other Party’s material breach of its obligations to use Commercially Reasonable Efforts as set forth in Section 2.1.5, it shall provide to such other Party a written notice of its intent to exercise such right, which notice shall be labeled as a “notice of material breach for failure to use Commercially Reasonable Efforts,” and shall state the reasons and justification for such termination and recommending steps which such Party believes the other Party should take to cure such alleged breach. For any such notice of breach by a Party, the Cure Period shall be one hundred and twenty (120) days, and shall become effective in accordance with Section 10.3.1.

10.3.3 Disagreement as to Material Breach. If the Parties reasonably and in good faith disagree as to whether there has been a material breach pursuant to either Section 10.3.1 or 10.3.2, the Party that disputes that there has been a material breach may contest the allegation by referring such matter, within [***] following such notice of alleged material breach for resolution to the Executive Officers, who shall meet promptly to discuss the matter, and determine, within [***] following referral of such matter, whether or not a material breach has occurred pursuant to Section 10.3.1 or 10.3.2, as applicable. If the Executive Officers are unable to resolve a dispute within such [***] period after it is referred to them, the matter will be resolved as provided in Section 12.7 of the Master Collaboration Agreement.

10.3.4 Payments. [***]; provided, however, if either Party provides notice of a dispute pursuant to Section 10.3.3 or otherwise and such dispute is resolved in a manner in which no termination of this Co-Co Agreement occurs with respect to such breach or the breaching Party cures the applicable breach during the Cure Period, then upon such resolution or cure [***].

10.4 Termination for Patent Challenges. OncoMed shall have the right to terminate this Co-Co Agreement upon written notice if Celgene or any Affiliate (as defined in Section 1.3(a) of the Master Collaboration Agreement) challenges the validity, scope or enforceability of or otherwise opposes any Patent included in the OncoMed Co-Co IP or the OncoMed Platform Technology that is licensed to Celgene under this Co-Co Agreement (other than as may be necessary or reasonably required to [***]; it being understood and agreed that OncoMed’s right to terminate this Co-Co Agreement under this Section 10.4 shall not apply to [***]; provided that OncoMed’s right to terminate this Co-Co Agreement under this Section 10.4 shall apply to such [***]. If a Sublicensee of Celgene challenges the validity, scope or enforceability of or otherwise opposes any Patent included in the OncoMed Co-Co IP or the OncoMed Platform Technology under which such Sublicensee is sublicensed, then Celgene shall, upon written notice from OncoMed, terminate such sublicense. For the avoidance of doubt, an action [***], shall not constitute a challenge under this Section 10.4.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

49

10.5 Termination for Bankruptcy. If either Party makes a general assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over all or substantially all of its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not dismissed, discharged, bonded or stayed within ninety (90) days after the filing thereof, the other Party may terminate this Co-Co Agreement in its entirety effective immediately upon written notice to such Party. In connection therewith, the provisions of Section 7.1.6 shall apply.

10.6 Termination for Opt-Out. This Co-Co Agreement shall automatically terminate on the OncoMed Opt-Out Date, following the delivery by OncoMed to Celgene of the OncoMed Opt-Out Notice pursuant to Section 3.1.1 and execution by the Parties of the applicable License Agreement.

10.7 Effects of Expiration or Termination.

10.7.1 License Upon Expiration. Upon expiration (but not upon earlier termination) of this Co-Co Agreement, the license granted to Celgene in Section 7.1.1 shall automatically convert to the applicable license set forth in Section 10.1.2, and the licenses set forth in Sections 7.1.7, 7.1.8 and 7.1.9 shall survive.

10.7.2 Termination by Celgene Pursuant to Section 10.2, or by OncoMed Pursuant to Section 10.3, 10.4 or 10.5. In the event this Co-Co Agreement is terminated by Celgene pursuant to Section 10.2 or by OncoMed pursuant to Section 10.3, 10.4 or 10.5, then notwithstanding anything contained in this Co-Co Agreement to the contrary, upon the effective date of such termination:

(a) License Termination. All licenses granted to Celgene under this Co-Co Agreement shall terminate in their entirety, Celgene shall cease any and all Development, and Commercialization activities with respect to all terminated Co-Co Products and Co-Co Candidates, and all rights in such terminated Co-Co Product and Co-Co Candidates granted by OncoMed to Celgene shall revert to OncoMed pursuant to Section 10.8;

(b) Return of Confidential Information. Each Party shall return or destroy all Confidential Information of the other Party with respect to the terminated Co-Co Products and Co-Co Candidates being Developed or Commercialized under this Co-Co Agreement, as required by ARTICLE 8 of the Master Collaboration Agreement, unless such information is practiced by the receiving Party pursuant to licenses retained after any such termination under this Co-Co Agreement, another Development & Commercialization Agreement, the [***]SM Agreement or the Master Collaboration Agreement; and

(c) Survivals of License. Sections 7.1.7 and 7.1.9 shall survive.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

50

10.7.3 Termination by Celgene Pursuant to Section 10.3 or 10.5. In the event this Co-Co Agreement is terminated by Celgene pursuant to Section 10.3 or 10.5, then (a) all rights and obligations of the Parties under this Co-Co Agreement shall terminate, except (i) the licenses granted in Section 7.1.1, 7.1.7, 7.1.8 and 7.1.9, (ii) Celgene’s payment obligations and the audit rights set forth in Article 6, and (iii) Section 10.10, shall, in each of cases (i) through (iii), survive such termination, (b) OncoMed shall return any Confidential Information of Celgene pursuant to Article 8 of the Master Collaboration Agreement that is not necessary to practice any licenses retained by OncoMed following such termination under this Co-Co Agreement, another Development & Commercialization Agreement, the [***]SM Agreement or the Master Collaboration Agreement, and (c) [***], unless such termination of this Co-Co Agreement is [***].

10.7.4 Termination Pursuant to Section 10.6. Upon termination of this Co-Co Agreement pursuant to Section 10.6, and with the exception of each Party’s rights and obligations that survive pursuant to Section 10.10.2, all of the rights and obligations of each Party pursuant to this Co-Co Agreement shall terminate at the effective date of such termination.

10.8 OncoMed Reversion Products.

10.8.1 Reversion. If this Co-Co Agreement terminates, except for any termination under Section 10.6, or any termination by Celgene pursuant to Section 10.3 or 10.5, then all Co-Co Products and/or Co-Co Candidates shall be deemed “OncoMed Reversion Products”. Celgene shall grant and hereby grants to OncoMed a non-exclusive, royalty-bearing (as provided in Section 10.8.2), non-transferable (except as provided in Section 11.4) license, with the right to grant sublicenses, under [***], (b) [***], and (c) [***], (ii) [***] and (iii) [***], that, in each case of (i), (ii) and (iii), are [***] to research, develop, manufacture, use, import, offer for sale, sell, and commercialize OncoMed Reversion Products in the Territory in the Field, in each case solely to the extent that [***] (provided that with respect to [***] such license shall solely include the right for OncoMed to [***], and for clarity, such license does not include [***].

10.8.2 [***]. If such OncoMed Reversion Products is designated as such by reason of a termination under Section 10.8.1, OncoMed shall [***] of Celgene’s (i) [***] with respect to such OncoMed Reversion Product in the ROW, and (ii) [***] such OncoMed Reversion Product in the U.S. that were [***], in each case prior to the effective date of such termination, (the [***]). Such [***], until such time as the [***]. If a compound becomes an OncoMed Reversion Product by reason of a termination under Sections 10.3 (by OncoMed), 10.4 (by OncoMed) or 10.5 (by OncoMed), OncoMed shall [***] as provided in this Section 10.8.2 above except that the [***].

10.8.3 Effects of Reversion. With respect to each Co-Co Candidate and Co-Co Product that becomes an OncoMed Reversion Product:

(a) Celgene shall return to OncoMed within a reasonable time, at no cost to OncoMed, all Know-How within the OncoMed Co-Co IP transferred by OncoMed to Celgene with respect to each such OncoMed Reversion Product;

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

51

(b) Except to the extent not permitted pursuant to any agreements between Celgene and a Third Party, Celgene shall provide to OncoMed, within a reasonable time, at OncoMed’s request, subject to OncoMed’s [***] (without duplicating any amounts [***] pursuant to Section 10.8.2), [***] pertaining to the applicable OncoMed Reversion Products [***] such OncoMed Reversion Products, including copies of (i) [***] such OncoMed Reversion Products, and (ii) materials and documents relating to [***] such OncoMed Reversion Products throughout the world, excluding in the case of (ii) any materials and documents [***]. For clarity, OncoMed shall have the right to use the foregoing [*** ]information, materials and data [***] OncoMed Reversion Products];

(c) Celgene shall [***] in connection with OncoMed Reversion Products prior to reversion of such OncoMed Reversion Products to OncoMed, at OncoMed’s request [***];

(d) Celgene shall transfer within a reasonable time to OncoMed, at OncoMed’s request [***] (without duplicating any amounts [***] pursuant to Section 10.8.2), any and all Regulatory Filings pertaining to the applicable OncoMed Reversion Products in its possession or Control;

(e) with respect to any Co-Co Candidate or Co-Co Product that becomes an OncoMed Reversion Product as a result of termination of this Co-Co Agreement at a time during which Celgene is conducting a Clinical Trial for such Co-Co Candidate or Co-Co Product, Celgene will, as directed by OncoMed, [***], if such termination is pursuant to Sections 10.3, 10.4 or 10.5 (in each case by OncoMed), and otherwise [***];

(f) Celgene shall otherwise cooperate reasonably with OncoMed to provide a transfer of the materials described in Sections 10.8.3(a) through 10.8.3(e), such transfer to be completed within [***] after the Parties have identified the Know-How and Regulatory Filings to be transferred;

(g) As and to the extent a Third Party is manufacturing such OncoMed Reversion Product, Celgene shall [***], to assist in [***]. If, at any time during the Co-Co Term, Celgene or an Affiliate of Celgene begins manufacturing any Co-Co Candidate or Co-Co Product, the Parties shall [***] of such Co-Co Candidate or Co-Co Product from Celgene or such Affiliate to OncoMed or OncoMed’s designee in the event such Co-Co Candidate or Co-Co Product becomes an OncoMed Reversion Product, which shall include [***]. Additionally, upon any Co-Co Candidate or Co-Co Product becoming an OncoMed Reversion Product, at OncoMed’s request, Celgene shall [***], for a price equal to [***];

(h) To the extent that Celgene owns any trademark(s) and/or domain names that [***] an OncoMed Reversion Product that [***] for the Commercialization of an OncoMed Reversion Product (as [***but not including any marks that include, in whole or part, any corporate name or logo of Celgene), OncoMed shall have the right to [***]. OncoMed shall exercise such right by written notice to Celgene within [***] after such Co-Co Candidate or Co-Co Product becomes an OncoMed Reversion Product. The Parties shall [***] to OncoMed for up to [***] after Celgene receives any such written notice from OncoMed; and

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

52

(i) If Celgene has obtained a Third Party License with respect to such OncoMed Reversion Product and OncoMed is a sublicensee under such Third Party License, then [***] such Third Party License to the extent due with respect to the [***].

10.9 Survival of Sublicensees. Notwithstanding the foregoing, termination of this Co-Co Agreement shall be construed as a termination of any sublicense of any Sublicensee hereunder, provided however that such Sublicensee shall have the right to request that OncoMed grants to such Sublicensee a direct license. OncoMed shall not unreasonably withhold its consent to any such request.

10.10 Surviving Provisions.

10.10.1 Accrued Rights; Remedies. Termination, relinquishment or expiration of this Co-Co Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such termination, relinquishment or expiration, including the payment obligations under Article 6 hereof, and any and all damages or remedies (whether in law or in equity) arising from any breach hereunder. Such termination, relinquishment or expiration shall not relieve any Party from obligations which are expressly indicated to survive termination of this Co-Co Agreement. Except as otherwise expressly set forth in this Co-Co Agreement, the termination provisions of this Article 10 are in addition to any other relief and remedies available to either Party under this Co-Co Agreement and at applicable Law.

10.10.2 Survival. Notwithstanding any provision herein to the contrary, any rights or obligations otherwise accrued hereunder (including any accrued payment obligations) shall survive the expiration or termination of this Co-Co Agreement. Further, the rights and obligations of the Parties set forth in the following Sections and Article shall survive the expiration or termination of this Co-Co Agreement, in addition to those other terms and conditions that are expressly stated to survive termination or expiration of this Co-Co Agreement: (a) 2.3.7(f), 2.3.8(a) (as to activities conducted during the Co-Co Term and activities conducted by Celgene following termination, where Celgene retains rights to Develop, Manufacture and Commercialize Co-Co Products or Co-Co Candidates pursuant to Section 10.7.3), 2.3.8(b)(i) (as to Co-Co Materials transferred during the Co-Co Term), 2.3.8(b)(ii) (to the extent that the Co-Co Materials Receiving Party retains a license to use such Co-Co Materials following termination), 2.3.8(b)(iii) (as to Co-Co Materials transferred during the Co-Co Term), 2.4, 5.1 (only upon expiration of this Co-Co Agreement), 6.6.1, 7.1.4, 7.1.5, 7.1.7, 7.1.8 (only upon expiration of this Co-Co Agreement), 7.1.9, 7.1.10, 7.2, 9 (to the extent applicable to claims arising during the term of this Agreement, or any claims relating to breaches of provisions that are deemed to survive pursuant to this Co-Co Agreement), 10.1.2, 10.7, 10.8, 10.9, 10.10, 10.11 and 11; and (b) additionally, if Section 10.7.3 applies, 2.2.1(b), 2.3.9, 2.5.2(a), 2.5.3, 2.5.4, 2.6.6, 5.1, 6, 7.1.1, 7.1.3, 7.1.6, 7.1.8, 7.5 (with respect to OncoMed Co-Co Patents), 7.6, 7.7, 7.8, 7.9, 7.10, 7.11, 8 and 9 (to the extent applicable to claims arising during the term of this Co-Co Agreement (or any claims relating to breaches of provisions that are deemed to survive pursuant to this Co-Co Agreement) after such expiration or termination to the extent a Party retains a license from the other Party to Develop, Manufacture or Commercialize Co-Co Candidates or Co-Co Products thereafter); provided that such survival shall be limited to any specific time periods set forth in such Articles and Sections. For the avoidance of doubt and subject to Section 10.3.4, in the event [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

53

10.11 Relationship to Other Agreements. Termination of this Co-Co Agreement shall not affect in any way the terms or provisions of the Master Collaboration Agreement, any other then-existing executed Development & Commercialization Agreement or the [***]SM Agreement (if executed) or the Equity Purchase Agreement. Further, if the Parties enter into a License Agreement with respect to the Co-Co Program pursuant to Section 3.1.2, then the provisions of Section 3.1.3 shall apply.

ARTICLE 11

MISCELLANEOUS

11.1 Confidentiality; Publicity.

11.1.1 Confidentiality. The confidentiality, non-disclosure and non-use obligations set forth in Article 8 of the Master Collaboration Agreement, including each Party’s rights and obligations with respect to publicity and publications set forth in Sections 8.6 and 8.7.2 of the Master Collaboration Agreement, shall apply to the Parties’ performance of all activities under this Co-Co Agreement.

11.1.2 Press Release. Upon or following the Co-Co Agreement Effective Date, the Parties may issue the form of press release agreed by the Parties pursuant to Section 8.6 of the Master Collaboration Agreement and attached hereto as Exhibit E. In all other cases, the issuance of any press release or other public statement by either Party or their respective Affiliates disclosing any information relating to this Co-Co Agreement, the activities hereunder, or the transactions contemplated hereby shall be subject to Section 8.6 of the Master Collaboration Agreement.

11.2 Disclaimer of Warranties. Except as otherwise expressly set forth in this Co-Co Agreement or the Master Collaboration Agreement, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY THAT ANY PATENTS ARE VALID OR ENFORCEABLE, AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT. Without limiting the generality of the foregoing, each Party disclaims any warranties with regards to: (a) the success of any study or test, including the Co-Co Program, commenced under this Co-Co Agreement; (b) the safety or usefulness for any purpose of the technology or materials, including any Co-Co Candidate, Co-Co Product or Diagnostic Product, it provides or discovers under this Co-Co Agreement; or (c) the validity, enforceability, or non-infringement of any intellectual property rights or technology it provides or licenses to the other Party under this Co-Co Agreement.

11.3 Applicability of Terms of Master Collaboration Agreement. In addition to those provisions of the Master Collaboration Agreement that are expressly stated in this Co-Co Agreement to apply to the Parties activities hereunder, Sections 12.1, 12.2, 12.3, 12.5, 12.6, 12.7, 12.8, 12.10, 12.11, 12.12 and 12.13 of the Master Collaboration Agreement shall apply in full to the Party’s performance of all activities under this Co-Co Agreement. References to “Agreement” in such sections shall refer to this Co-Co Agreement.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

54

11.4 Assignment.

11.4.1 Generally. This Co-Co Agreement may not be assigned by any Party, nor may any Party delegate its obligations or otherwise transfer licenses or other rights created by this Co-Co Agreement, except as expressly permitted hereunder without the prior written consent of the other Party, which consent will not be unreasonably withheld, delayed or conditioned.

11.4.2 Celgene. Notwithstanding the limitations in Section 11.4.1, Celgene Corp. and Celgene Alpine may assign this Co-Co Agreement, or any rights or obligations hereunder in whole or in part, to (a) one or more Affiliates solely as provided in this Section 11.4.2 or (b) its successor in interest in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Co-Co Agreement; provided however that, except in the case where Celgene Corp. or Celgene Alpine, as applicable, [***], (i) Celgene Corp. or Celgene Alpine, as applicable, provides OncoMed with at least [***] advance written notice of any such assignment(s), (ii) prior to such assignment(s), Celgene Corp. or Celgene Alpine, as applicable, agrees in a written agreement delivered to OncoMed (and upon which OncoMed may rely) to remain fully liable for the performance of its obligations under this Co-Co Agreement by its assignee(s), and (iii) prior to such assignment(s), the assignee(s) agree in a written agreement delivered to OncoMed (and upon which OncoMed may rely) to assume performance of all such assigned obligations. If Celgene Corp. or Celgene Alpine, as applicable, wishes to assign [***], it will be permitted to do so conditioned on [***], pursuant to which such [***]. In the case of any assignment by Celgene Corp. or Celgene Alpine, as applicable, whether pursuant to Section 11.4.1 or this 11.4.2, Celgene shall [***].

11.4.3 OncoMed. Notwithstanding the limitations in Section 11.4.1, OncoMed may assign this Co-Co Agreement, or any rights or obligations hereunder in whole or in part, to (a) one or more Affiliates solely as provided in this Section 11.4.3 or (b) its successor in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Co-Co Agreement; provided however that, except in the case where OncoMed [***], (i) OncoMed provides Celgene with at least [***] advance written notice of any such assignment(s), (ii) prior to such assignment(s), OncoMed agrees in a written agreement delivered to Celgene (and upon which Celgene may rely) to remain fully liable for the performance of its obligations under this Co-Co Agreement by its assignee(s), and (iii) prior to such assignment(s), the assignee(s) agree in a written agreement delivered to Celgene (and upon which Celgene may rely) to assume performance of all such assigned obligations, (iv) in the case of any assignment(s) by OncoMed, all [***], and (v) all of the matters referred to in clauses (i), (ii), (iii) and (iv), as applicable, will be set forth in documentation [***] prior to any such assignment(s) ***] and in all cases will provide [***]. If OncoMed wishes to assign [***], it will be permitted to do so conditioned on [***]. In the case of any assignment by OncoMed, whether pursuant to Section 11.4.1 or this 11.4.3, OncoMed shall [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

55

11.4.4 All Other Assignments Null and Void. The terms of this Co-Co Agreement will be binding upon and will inure to the benefit of the successors, heirs, administrators and permitted assigns of the Parties. Any purported assignment in violation of this Section 11.4 will be null and void ab initio.

11.4.5 Business Combinations. Notwithstanding anything to the contrary in this Co-Co Agreement, with respect to any intellectual property rights controlled by the acquiring party or its Affiliates (if other than one of the Parties to this Co-Co Agreement) involved in any Business Combination of either Party, such intellectual property rights shall not be included in the technology and intellectual property rights licensed to the other Party hereunder to the extent held by such acquirer or its Affiliate (other than the relevant Party to this Co-Co Agreement) prior to such transaction, or to the extent such technology is developed outside the scope of activities conducted with respect to the Collaboration, Co-Co Program, Co-Co Candidates, Co-Co Products or related Diagnostic Products. The OncoMed Co-Co IP and the Celgene Background IP shall exclude any intellectual property owned or controlled by a permitted assignee or successor and not developed in connection with the Collaboration, Co-Co Program, Co-Co Candidates, or Co-Co Products, or related Diagnostic Products, researched, Developed or Commercialized pursuant to this Co-Co Agreement, any other Development & Commercialization Agreement or the [***]SM Agreement or the Master Collaboration Agreement.

11.5 Entire Agreement. This Co-Co Agreement, together with the attached Exhibits and Schedules, and the Master Collaboration Agreement, including its Exhibits and Schedules, contains the entire agreement by the Parties with respect to the subject matter hereof and supersedes any prior express or implied agreements, understandings and representations, either oral or written, which may have related to the subject matter hereof in any way, and any and all term sheets relating to the transactions contemplated by this Co-Co Agreement and exchanged between the Parties prior to the Co-Co Agreement Effective Date.

11.6 Celgene Parties. The Parties hereby acknowledge and agree that (a) Celgene Corp. is the party to this Agreement with respect to all rights and obligations under this Agreement in the United States, provided that with respect to payment obligations under this Agreement, Celgene Corp. is the responsible party with respect to all such payment obligations; (b) Celgene Alpine is the party to this Agreement with respect to all rights and obligations under this Agreement outside of the United States, provided that with respect to payment obligations under this Agreement, Celgene Alpine is not a responsible party with respect to any such payment obligations; and (c) as between OncoMed, on the one hand, and Celgene Corp. and Celgene Alpine, on the other, Celgene Corp. shall undertake all actions permitted or required to be taken by Celgene Corp. and/or Celgene Alpine.

[Signature Page Follows]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

56

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this CO-DEVELOPMENT AND CO-COMMERCIALIZATION AGREEMENT to be executed by their respective duly authorized officers as of the Co-Co Agreement Effective Date.

ONCOMED PHARMACEUTICALS, INC.	CELGENE CORPORATION

By:	By:

Name:	Name:

Title:	Title:

Solely with respect to the rights and obligations under this Co-Co Agreement outside of the United States (subject to Section 11.6)

CELGENE ALPINE INVESTMENT COMPANY II, LLC

By its managing member, Celgene International Sàrl

By:

Name:

Title:

[Signature page to Co-Development and Co-Commercialization Agreement]

EXHIBIT A

Co-Co Program

The Program that is the subject of this Co-Co Agreement (the “Co-Co Program”), which is entered into pursuant to the Master Collaboration Agreement, is:

☐	the DEM Program

☐	the BSP Program

☐	a [***] Designated Program. List which:

☐	a RSPO Designated Program. List which:

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A-1

EXHIBIT B

Co-Co Target and Co-Co Candidates

If the Co-Co Program is:

☐	the DEM Program, then:

A.	the “Co-Co Target” is: DLL4.

B.	the “Co-Co Candidates” are: (i) Demcizumab and (ii) [***]; it being understood and agreed that Co-Co Candidates do not include [***]. For clarity, and as set forth in Section 1.99 of the Master Collaboration Agreement, Co-Co Candidates also include [***].

☐	the BSP Program, then:

A.	the “Co-Co Target” is: DLL4 and VEGF.

B.	the “Co-Co Candidates” are: (i) each BSP, (ii) [***]; it being understood and agreed that Co-Co Candidates do not include [***]. For clarity, and as set forth in Section 1.99 of the Master Collaboration Agreement, Co-Co Candidates also include [***].

☐	a [***] Designated Program. List which: , then:

A.	the “Co-Co Target” is the target(s) set forth in the applicable [***] Designation Notice with respect to such [***] Designated Program, provided by Celgene to OncoMed pursuant to Section 2.2.3(c) of the Master Collaboration Agreement, namely:

B.	the “Co-Co Candidates” are: each Protein Therapeutic that is [***], and that is [***]; it being understood and agreed that Co-Co Candidates do not include [***]. For clarity, and as set forth in Section 1.99 of the Master Collaboration Agreement, Co-Co Candidates also include [***].

☐	a RSPO Designated Program. List which: , then:

A.	the “Co-Co Target” is the target(s) set forth in the applicable RSPO Designation Notice with respect to such RSPO Designated Program, provided by Celgene to OncoMed pursuant to Section 2.2.4(c) of the Master Collaboration Agreement, namely:

B.	the “Co-Co Candidates” are: each Protein Therapeutic that is [***], and that is [***]; it being understood and agreed that Co-Co Candidates do not include [***]. For clarity, and as set forth in Section 1.99 of the Master Collaboration Agreement, Co-Co Candidates also include [***].

For clarity, for each of the foregoing Co-Co Programs, in no event shall any Excluded Target be a Co-Co Target.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B-1

EXHIBIT C-1

FINANCIAL TERMS – DEM PROGRAM

In consideration for the rights and licenses granted to Celgene under this Co-Co Agreement with respect to the Co-Co Program (where such Co-Co Program is the DEM Program):

1. Upfront Fee. The Parties hereby acknowledge and agree that the Parties have entered into this Co-Co Agreement pursuant to Section 3.1.1(a) of the Master Collaboration Agreement (i.e., Celgene exercised its Option with respect to the DEM Program under the Master Collaboration Agreement), and Celgene shall, within [***] after execution of this Co-Co Agreement, pay to OncoMed an upfront payment in an amount equal to [***].

2. [***]Milestones. Celgene shall make the following [***]milestone payments to OncoMed that are set forth below upon the [***] achievement by or on behalf of Celgene, its Affiliates or Sublicensees of the milestone events set forth below with respect to the [***] Co-Co Product that achieves such event.

Milestone Event [***]	Milestone Payments (in $ millions)
[***]	[***]

†	With respect to Milestones [***], and [***] must be for [***]. For the avoidance of doubt, [***] for purposes of this Exhibit C-1. (For example, if the [***] for purposes of this Exhibit C-1.)
‡	With respect to Milestones [***]. With respect to Milestone [***].

3. Sales Milestones. On a Co-Co Product-by-Co-Co Product basis, Celgene shall make the following sales milestone payments to OncoMed that are set forth below upon the first achievement by or on behalf of Celgene, its Affiliates or Sublicensees of the milestone events set forth below with respect to such Co-Co Product.

Milestone Event (Per Co-Co Product, ROW (i.e., ex-U.S.))	Milestone Payments (in $ millions)
[***]	[***]

4. Royalties for Co-Co Products (and not Diagnostic Products).

(a) On a Co-Co Product-by-Co-Co Product basis, Celgene shall pay OncoMed royalties on Co-Co Annual Net Sales by Celgene, its Affiliates and Sublicensees in the ROW for the applicable Co-Co Product at the royalty rates set forth below:

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C-1-1

ROW (i.e., ex-U.S.) Co-Co Annual Net Sales (For each Co-Co Product)	Royalty Rate
[***]	[***]

For example, if Co-Co Annual Net Sales of a Co-Co Product in the ROW by Celgene, its Affiliates and Sublicensees was [***,] the royalties payable with respect to such Co-Co Annual Net Sales, [***].

(b) On a Co-Co Product-by-Co-Co Product basis, in the event the Co-Co Annual Net Sales in the ROW of such Co-Co Product by Celgene, its Affiliates and Sublicensees exceeds [***] in a given Calendar Year (a “[***] Rate Year”), then [***]. For clarity, any Co-Co Net Sales after [***]. During such Calendar Year, Celgene shall pay royalties [***], and within [***].

(c) In the event royalty reduction occurs pursuant to Section 6.2.6(c) of this Co-Co Agreement, such reduction may only reduce the amount payable to OncoMed down to an effective royalty rate of [***] the currently-applicable royalty rate with respect to each tier in the table set forth in Paragraph 4(a) of this Exhibit C-1]. For clarity, [***].

(d) For clarity, the royalties set forth in this Paragraph 4 of this Exhibit C-1 do not apply to Diagnostic Products, which royalties are set forth solely in Paragraph 5 of this Exhibit C-1.

5. Royalties for Diagnostic Products. On a Co-Co Product-by-Co-Co Product basis, Celgene shall pay OncoMed royalties on Co-Co Annual Net Sales by Celgene, its Affiliates and Sublicensees in the ROW, of any Diagnostic Product sold [***] such Co-Co Product that is [***] at the royalty rate set forth below; provided, that if such Diagnostic Product is sold by Celgene, its Affiliate or Sublicensee for [***], then the royalty rate shall be [***].

Co-Co Annual Net Sales in the ROW of Diagnostic Product (For each Co-Co Product)	Royalty Rate
On all Co-Co Annual Net Sales of such Diagnostic Product in the ROW by Celgene, its Affiliates and Sublicensees	[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C-1-2

EXHIBIT C-2

FINANCIAL TERMS – BSP PROGRAM

In consideration for the rights and licenses granted to Celgene under this Co-Co Agreement with respect to the Co-Co Program (where such Co-Co Program is the BSP Program):

1. Upfront Fee. The Parties hereby acknowledge and agree that the Parties have entered into this Co-Co Agreement pursuant to Section 3.1.1(b) of the Master Collaboration Agreement (i.e., Celgene exercised its Option with respect to the BSP Program under the Master Collaboration Agreement), and Celgene shall, within [***] after execution of this Co-Co Agreement, pay to OncoMed an upfront payment in an amount equal to [***].

2. [***] Milestones. Celgene shall make the following [***] milestone payments to OncoMed that are set forth below upon the [***] achievement by or on behalf of Celgene, its Affiliates or Sublicensees of the milestone events set forth below with respect to the [***] Co-Co Product that achieves such event.

Milestone Event [***]	Milestone Payments (in $ millions)
[***]	[***]

†	With respect to Milestones [***], and on a [***], no milestone payment will be due with respect to the [***]; provided, that for [***] in the BSP Program, such [***]. For the avoidance of doubt, milestone payment(s) will be due and payable for at most [***] for a Co-Co Product (for clarity, of the BSP Program) which is the [***]. Without limiting the foregoing, with respect to Milestones [***] the [***] must be for a [***] with respect to such Milestone. For the avoidance of doubt, [***] for purposes of this Exhibit C-2. (For example, if the [***] for purposes of this Exhibit C-2.)
‡	With respect to Milestone [***] no milestone payment will be due with respect to [***]. With respect to Milestones [***], no milestone payment will be due with respect to [***].

3. Sales Milestones. On a Co-Co Product-by-Co-Co Product basis, Celgene shall make the following sales milestone payments to OncoMed that are set forth below upon the first achievement by or on behalf of Celgene, its Affiliates or Sublicensees of the milestone events set forth below with respect to such Co-Co Product.

Milestone Event (Per Co-Co Product, ROW (i.e., ex-U.S.))	Milestone Payments (in $ millions)
[***]	[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C-2-1

4. Royalties for Co-Co Products (and not Diagnostic Products).

(a) On a Co-Co Product-by-Co-Co Product basis, Celgene shall pay OncoMed royalties on Co-Co Annual Net Sales by Celgene, its Affiliates and Sublicensees in the ROW for the applicable Co-Co Product at the royalty rates set forth below:

ROW (i.e., ex-U.S.) Co-Co Annual Net Sales (For each Co-Co Product)	Royalty Rate
[***]	[***]

For example, if Co-Co Annual Net Sales of a Co-Co Product in the ROW by Celgene, its Affiliates and Sublicensees was [***] the royalties payable with respect to such Co-Co Annual Net Sales, [***].

(b) In the event royalty reduction occurs pursuant to Section 6.2.6(c) of this Co-Co Agreement, such reduction may only reduce the amount payable to OncoMed down to an effective royalty rate of [***] the currently-applicable royalty rate with respect to each tier in the table set forth in Paragraph 4(a) of this Exhibit C-2. For clarity, [***].

(c) For clarity, the royalties set forth in this Paragraph 4 of this Exhibit C-2 do not apply to Diagnostic Products, which royalties are set forth solely in Paragraph 5 of this Exhibit C-2.

5. Royalties for Diagnostic Products. On a Co-Co Product-by-Co-Co Product basis, Celgene shall pay OncoMed royalties on Co-Co Annual Net Sales by Celgene, its Affiliates and Sublicensees in the ROW, of any Diagnostic Product sold for use [***] such Co-Co Product that is [***] at the royalty rate set forth below; provided, that if such Diagnostic Product is sold by Celgene, its Affiliate or Sublicensee for [***], then the royalty rate shall be [***].

Co-Co Annual Net Sales in the ROW of Diagnostic Product (For each Co-Co Product)	Royalty Rate
[***]	[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C-2-2

EXHIBIT C-3

FINANCIAL TERMS –

[***] DESIGNATED PROGRAM OR RSPO DESIGNATED PROGRAM

In consideration for the rights and licenses granted to Celgene under this Co-Co Agreement with respect to the Co-Co Program (where such Co-Co Program is a [***] Designated Program or a RSPO Designated Program):

1. Upfront Fee. The Parties hereby acknowledge and agree that the Parties have entered into this Co-Co Agreement pursuant to Section 3.1.1(c) or 3.1.1(d) (but not 3.1.5), each, of the Master Collaboration Agreement (i.e., Celgene exercised its Option with respect to a [***] Designated Program or a RSPO Designated Program that is not the first non-RSPO3 Designated Program under the Master Collaboration Agreement), and Celgene shall, within [***] after execution of this Co-Co Agreement, pay to OncoMed an upfront payment in an amount equal to (a) [***] if the Co-Co Program is the RSPO3 Designated Program, and (b) [***] if the Co-Co Program is not the RSPO3 Designated Program.

2. [***] Milestones. Celgene shall make the following [***] milestone payments to OncoMed that are set forth below upon the [***] achievement by or on behalf of Celgene, its Affiliates or Sublicensees of the milestone events set forth below with respect to the [***] Co-Co Product that achieves such event.

Milestone Event [***]	Milestone Payments (in $ millions)
[***]	[***]

†	With respect to Milestones [***], and on a [***], the [***] with respect to such Milestone. For the avoidance of doubt, [***] for purposes of this Exhibit C-3. (For example, if the [***] for purposes of this Exhibit C-3.)
‡	With respect to Milestones [***], no milestone payment will be due with respect to [***]. With respect to Milestones [***], no milestone payment will be due with respect to [***].

3. Sales Milestones. On a Co-Co Product-by-Co-Co Product basis, Celgene shall make the following sales milestone payments to OncoMed that are set forth below upon the first achievement by or on behalf of Celgene, its Affiliates or Sublicensees of the milestone events set forth below with respect to such Co-Co Product.

Milestone Event (Per Co-Co Product, ROW (i.e., ex-U.S.))	Milestone Payments (in $ millions)
[***]	[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C-3-1

4. Royalties for Co-Co Products (and not Diagnostic Products).

(a) On a Co-Co Product-by-Co-Co Product basis, Celgene shall pay OncoMed royalties on Co-Co Annual Net Sales by Celgene, its Affiliates and Sublicensees in the ROW, for the applicable Co-Co Product at the royalty rates set forth below:

ROW (i.e., ex-U.S.) Co-Co Annual Net Sales worldwide (For each Co-Co Product)	Royalty Rate if non- RSPO3 Designated Program	Royalty Rate if RSPO3 Designated Program
[***]	[***]	[***]

For example, if Co-Co Annual Net Sales of a Co-Co Product for a non-RSPO3 Designated Program in the ROW by Celgene, its Affiliates and Sublicensees was [***], the royalties payable with respect to such Co-Co Annual Net Sales, [***].

For example, if Co-Co Annual Net Sales of a Co-Co Product for the RSPO3 Designated Program in the ROW by Celgene, its Affiliates and Sublicensees was [***], the royalties payable with respect to such Co-Co Annual Net Sales, [***].

(b) In the event royalty reduction occurs pursuant to Section 6.2.6(c) of this Co-Co Agreement, such reduction may only reduce the amount payable to OncoMed down to an effective royalty rate of [***] the currently-applicable royalty rate with respect to each tier in each of the second and third column in the table set forth in Paragraph 4(a) of this Exhibit C-3. For clarity, [***].

(c) For clarity, the royalties set forth in this Paragraph 4 of this Exhibit C-3 do not apply to Diagnostic Products, which royalties are set forth solely in Paragraph 5 of this Exhibit C-3.

5. Royalties for Diagnostic Products. On a Co-Co Product-by-Co-Co Product basis, Celgene shall pay OncoMed royalties on Co-Co Annual Net Sales by Celgene, its Affiliates and Sublicensees in the ROW, of any Diagnostic Product sold for use [***] such Co-Co Product that is [***] at the royalty rate set forth below; provided, that if such Diagnostic Product is sold by Celgene, its Affiliate or Sublicensee for [***], then the royalty rate shall be [***].

Co-Co Annual Net Sales in the ROW of Diagnostic Product (For each Co-Co Product)	Royalty Rate
[***]	[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C-3-2

EXHIBIT D

Profit & Loss Share

This Exhibit D to this Co-Co Agreement covers financial planning, accounting policies and procedures to be followed in determining the Profit & Loss Share. The Profit & Loss Share is not a legal entity and has been defined for identification purposes only.

1. Principles of Reporting.

(a) The presentation of results of operation of the Parties with respect to Co-Co Product for U.S. Administration will be based on each Party’s respective financial information presented separately and on a consolidated basis in the reporting format depicted as follows:

	OncoMed	Celgene
Total
[***]		[***]

(b) It is the intention of the Parties to interpret definitions to be consistent with this Exhibit D and Accounting Principles, it being understood and agreed that (i) “Operating Profits or Losses” shall be calculated in accordance with [***] and (ii) costs incurred by OncoMed under this Exhibit D will be calculated in accordance with [***]. Where such costs will be determined based on either Party’s system of [***], each Party agrees to provide reasonable supporting documentation, as may be requested by the other Party, to ensure that each Party’s methodologies are reasonable and consistently applied. To the extent that such costs are not readily determinable based on the respective Party’s system of [***], the JCC will develop a reasonable methodology for determining such costs. Reasonable methodologies may include a standard rate or some other appropriate basis for allocating costs. For billing and reporting, the statement of operations will be translated into U.S. Dollars in accordance with this Co-Co Agreement.

(c) If necessary, a Party will make the appropriate adjustments to the financial information it supplies under this Exhibit D to conform to the above format of reporting results of operation.

(d) The Parties understand that all Co-Co Net Sales of Co-Co Product for U.S. Administration will be booked by Celgene. No Co-Co Net Sales of Co-Co Product for U.S. Administration will be booked by OncoMed without Celgene’s prior written consent.

2. Frequency of Reporting.

(a) The fiscal year for the purposes of reporting and other activities undertaken by the Parties pursuant to this Exhibit D will be a Calendar Year. Unless the schedule of such reporting is altered by the JSC, reporting by each Party for revenues and expenses will be as set forth in this Paragraph 2 of this Exhibit D.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) Celgene will prepare a consolidated reporting of the activities undertaken by the Parties hereunder (including Operating Profit or Loss), the calculation of the Operating Profit or Loss sharing, and determination of the cash settlement as between the Parties. Celgene will provide OncoMed within [***] after the end of each Calendar Quarter, a detailed statement showing the consolidated results and calculations of the Operating Profit or Loss sharing and cash settlement required in a format agreed to by the Parties (the “Report”). OncoMed will cooperate as appropriate and provide Celgene with financial statements, within [***] of the end of each Calendar Quarter, for OncoMed’s activities with respect to Co-Co Product for U.S. Administration, prepared in accordance with the terms contained in the financial planning, accounting and reporting procedures set forth in this Exhibit D in order for Celgene to prepare the consolidated reports, including in reasonable detail the following costs and expenses incurred by OncoMed in such Calendar Quarter: [***].

(c) On a monthly basis, each Party selling Co-Co Product for U.S. Administration will supply the other with an estimate of Co-Co Net Sales during the prior month of such Co-Co Product for U.S. Administration in [***] (using the conversion method set forth in this Co-Co Agreement) according to such Party’s sales reporting system, which will be [***]. Each such report will be provided as early as possible, but no later than [***] after the last day of the month in question, and will separately provide monthly and year-to-date cumulative figures.

3. Financial Records. With respect to all financial records and reports required by this Exhibit D, each Party to the extent applicable hereunder will keep financial records in accordance with its Accounting Principles. All cost reporting will be based on the appropriate costs definitions stated in Paragraph 7 of this Exhibit D or elsewhere in this Co-Co Agreement, and each Party will report costs in a manner consistent with the Hourly Allocation Standard. For purposes of this Exhibit D, “Hourly Allocation Standard” means a project cost system that performs the following functions: [***]. Each Party will disclose the Hourly Allocation Standard used, and any material changes thereto, to the other Party.

4. Operating Profits and Loss Sharing.

(a) The Parties agree to share equally (which, for clarity, shall mean that OncoMed shall bear (and be entitled to) fifty percent (50%), and Celgene will bear (and be entitled to) fifty percent (50%) of the Operating Profit or Loss with respect to Co-Co Product for U.S. Administration as set forth in Section 6.3 of this Co-Co Agreement.

(b) Celgene shall either invoice OncoMed, or pay to OncoMed, at the time the Report is delivered to OncoMed, an amount such that OncoMed will be bearing its Profit & Loss Share (as defined in Section 6.3 of this Co-Co Agreement). OncoMed shall make payment in full to Celgene of the amount of any such invoice, within [***] after the date of such invoice, if applicable, and Celgene shall pay OncoMed within [***] after the Report is delivered to OncoMed, if applicable, an amount such that OncoMed will bear or receive its Profit & Loss Share. Such amounts will be invoiced and paid (whether before or after Regulatory Approval is received) pursuant to this Paragraph 4(b) of this Exhibit D. All payments to be made by either Party hereunder will be made in U.S. Dollars by wire transfer to such bank account as such Party may designate.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) In the event any payment is made after the date specified in Paragraph 4(b) of this Exhibit D and provided that such payment is not otherwise subject to good faith dispute, the paying Party will pay the additional amounts or the receiving Party will reimburse such excess payments, with interest from the date originally due as provided in Section 6.5.2 of this Co-Co Agreement.

5. Start of Operations and Effective Accounting Date Termination.

(a) With respect to Co-Co Product for U.S. Administration, operation of the Profit & Loss Share will be [***] Except as otherwise provided herein, costs and expenses incurred prior to such date are [***].

(b) Unless otherwise set forth in the Co-Co Agreement, for reporting and accounting purposes with respect to the Profit & Loss Share, the effective termination date of the Co-Co Agreement with regard to the last detailing year for Co-Co Product for U.S. Administration will be the end of the month in which such termination takes place.

6. Audits. Each Party will keep, and will cause its Affiliates and Sublicensees, as applicable, to keep, accurate books and records of accounting as required under its Accounting Principles for the purpose of calculating all amounts payable by either Party to the other Party under the Profit & Loss Share, including with respect to the calculation of Allowable Expenses, Gross Profit and Co-Co Net Sales of Co-Co Product for U.S. Administration. Such records shall be retained by each Party or any of its Affiliates or Sublicensees (in such capacity, the “Recording Party”) for a period of no less than [***] after the Calendar Year to which such records relate. At the request of either Party, the other Party will, and, will cause its Affiliates and Sublicensees, as applicable, to, permit the requesting Party and its representatives (including an independent auditor), at reasonable times and upon reasonable notice to the Recording Party, to inspect, review and audit the books and records maintained pursuant to this Paragraph 6 of this Exhibit D. Such examinations may not, unless otherwise required by applicable Law, (a) be conducted for any Calendar Year more than [***] after the end of such Calendar Year, (b) be conducted more than [***] in any [***] period, or (c) [***]. Except as provided below, the cost of this examination will be borne by the Party that requested the examination, unless the audit reveals a variance of more than *** from the reported amounts, in which case the audited Party will bear the cost of the audit. Unless disputed as described below, if such audit concludes that additional payments were owed or that excess payments were made during such period, the paying Party will pay the additional amounts or the receiving Party will reimburse such excess payments, with interest from the date originally due as provided in Section 6.5.2 of this Co-Co Agreement, within [***] after the date on which a written report of such audit is delivered to the Parties. In the event of a dispute regarding such books and records, including the amounts owed to a Party under Section 6.3 of this Co-Co Agreement or the calculation of Allowable Expenses, Co-Co Net Sales of Co-Co Product for U.S. Administration or Gross Profit, the Parties will work in good faith to resolve the disagreement. If the Parties are unable to reach a mutually acceptable resolution of any such dispute within [***], such dispute will be resolved in accordance with

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Section 12.7 of the Master Collaboration Agreement. The receiving Party will treat all information subject to review under this Paragraph 6 of this Exhibit D in accordance with the confidentiality provisions of Article 8 of the Master Collaboration Agreement and the Parties will cause any auditor or arbitrator to enter into a reasonably acceptable confidentiality agreement with the audited Party obligating such firm to retain all such financial information in confidence pursuant to a confidentiality agreement.

7. Definitions.

(a) “Allocable Overhead” means the following costs, attributable to the Profit & Loss Share, all of which will be consistent with Accounting Principles in accordance with Celgene’s then-current practices and reported in a manner consistent with the Hourly Allocation Standard:

(i) [***]

(b) “Allowable Expenses” means the sum of the following costs and expenses incurred during the term the Profit & Loss Share is applicable, as set forth in Paragraph 5 of this Exhibit D, which will coincide with the Co-Co Term, by the Parties, their Affiliates or Sublicensees, pursuant to the Commercialization, including Manufacturing, of Co-Co Products for U.S. Administration in accordance with this Co-Co Agreement, during the applicable Calendar Quarter or the applicable Calendar Year: [***], in each case that are incurred in accordance with the U.S. Commercialization Budget, the U.S. Development Budget and the terms and conditions of this Co-Co Agreement.

(c) “Costs of Goods Sold” or “COGS” means the sum of (i) [***], (ii) [***] and not reimbursed by the Third Party)], (iii) [***], and (iv) [***].

(d) “Distribution Costs” means the costs, including [***] the distribution of a Co-Co Product for U.S. Administration for end use by a Party and reported in a manner consistent with the Hourly Allocation Standard, including [***] to the extent not reimbursed by a Third Party.

(e) “Gross Profit” means Co-Co Net Sales of Co-Co Product for U.S. Administration less Cost of Goods Sold for sales of such Co-Co Product for U.S. Administration.

(f) “Lonza U.S. Royalties” means the royalties payable by OncoMed to Lonza pursuant to the Lonza Multi-Product License Agreement, which shall be payable if [***].

(g) “Manufacturing Costs” means costs to supply [***] (i) supplied by [***] or (ii) manufactured directly by either Party or its Affiliates or Sublicensees; it being understood and agreed that (A) in the case of costs referred to in subsection (i) of this sentence where [***] is the manufacturer, Manufacturing Costs will equal [***] of the amounts invoiced by (1) [***] and (2) [***] engaged by such Party or its Affiliates to provide [***], and (ii) in the case of costs referred to in subsection (ii) of this sentence where either Party or one of its Affiliates or its Sublicensees is the manufacturer, Manufacturing Costs will equal the [***], which manufacturing costs: (x) will include [***] allocable to Co-Co Products for U.S. Administration, and (y) will be calculated in accordance with its Accounting Principles and the manufacturing party’s [***], and (z) notwithstanding anything to the contrary, will exclude [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(h) “Marketing Costs” means [*** ]costs incurred by the Parties, their Affiliates or Sublicensees, arising from activities [***] of Co-Co Product for U.S. Administration (i.e., [***] related to the Co-Co Product for U.S. Administration and approved by the JSC, in each case that are incurred in accordance with the U.S. Commercialization Budget. Such costs will include [***]. “Marketing Costs” will also include [***]. “Marketing Costs” will specifically exclude the costs of [***].

(i) “Operating Profits or Losses” means Gross Profit for Co-Co Product for U.S. Administration less the Allowable Expenses. The Parties agree that Operating Profit or Loss will not include costs or expenses of a Party or its Affiliates or Sublicensees that are: (i) [***], or (ii) subject to [***] (and for clarity, if [***] will not be included in the calculation of Operating Profit or Loss)].

(j) “Other Operating Income/Expense” means the following items, to the extent incurred with respect to and reasonably related to the Commercialization of Co-Co Product for U.S. Administration under this Co-Co Agreement:

(i) [***].

(k) “Pharmacovigilance Expenses” means those expenses incurred in performing [***].

(l) “Product Recall Expenses” means [***], except to the extent already allocated pursuant to subsection (h).

(m) “Regulatory Expenses” means all costs incurred to [***] during the Co-Co Term and pursuant to this Co-Co Agreement, that are specifically identifiable or reasonably allocable to [***], including without limitation [***].

(n) “Sales Costs” means costs, arising from activities expressly set forth in the U.S. Commercialization Plan or otherwise approved by the JSC or JCC which are [***]. Subject to the foregoing, “Sales Costs” will include [***], consisting of [***], all to the extent such costs are set forth in the U.S. Commercialization Budget or otherwise approved by the JSC or JCC. “Sales Costs” will include [***]. A mutually agreeable methodology for determining such costs which [***] will be set forth in the U.S. Commercialization Budget.

(o) “Sublicense Revenues” means [***] received by Celgene or its Affiliates from a Sublicensee as consideration for the grant of a sublicense under the licenses granted to Celgene pursuant to Section 7.1.1 [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT E

Press Release

[To be drafted and attached at time of execution of this Co-Co Agreement]

E-1

EXHIBIT F

Form of Co-Co Material Transfer Agreement

This Co-Co Material Transfer Agreement No.                     (the “Co-Co Material Transfer Agreement”)                     is made as of (the “Co-Co Material Transfer Agreement Effective Date”), pursuant to that certain Co-Development and Co-Commercialization Agreement for the [List Program] Program, entered into by OncoMed Pharmaceuticals, Inc., Celgene Corporation and Celgene Alpine Investment Company II, LLC, with an effective date of [•], 20            (the “[List Program] Program Co-Co Agreement”), by and between:

Transferring Party: [Please identify transferring party]

And

Co-Co Materials Receiving Party: [Please identify receiving party]

for the transfer of:

A.	Confidential Information:

[Please identify any Confidential Information other than Co-Co Materials that would be transferred, e.g., assay protocols. If none, state “None.”]

B.	Co-Co Materials:

[Please identify all Co-Co Materials to be transferred by type and name, as well as specifying the amount transferred. If none, state “None.”]

for the following Program(s):

☐	DEM Program

☐	BSP Program

☐	[***]Designated Program. List which:

☐	RSPO Designated Program. List which:

and for the purpose of:

[Please describe purpose and scope of use of such Confidential Information and/or Co-Co Materials]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

F - 1

The Parties acknowledge and agree that the transfer of Confidential Information and/or Co-Co Materials pursuant to this Co-Co Material Transfer Agreement will be pursuant to and in accordance with the terms and conditions of the Master Collaboration Agreement and this [list Program] Co-Co Agreement. Any capitalized terms used in this Co-Co Materials Transfer Agreement that are not defined herein have the meanings ascribed to them in the Master Collaboration Agreement or the [list Program] Co-Co Agreement, as applicable.

[Signature Page Follows]

F - 2

IN WITNESS WHEREOF, this Co-Co Material Transfer Agreement is entered into as of the Co-Co Material Transfer Agreement Effective Date, and it is accepted and agreed to by the Parties’ authorized representatives.

For the Transferring Party:	For the Co-Co Materials Receiving Party:

By:	By:

Name:	Name:

Title:	Title:

F - 3

EXHIBIT G

Certain U.S. Tax Matters

[***]

[***]	7 pages in this document have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G - 1

SCHEDULE 2.2.3(c)(ii)

Allocation of Worldwide Development Costs and

U.S. Post-Approval Development Costs

All Worldwide Development Costs and U.S. Post-Approval Development Costs will be allocated as follows: (a) two-thirds (2/3rd) of such costs and expenses will be allocated to Celgene, and (b) one-third (1/3rd) of such costs and expenses will be allocated to OncoMed

Schedule 2.2.3(c)(ii) - 1

SCHEDULE 2.3.7(d)

Minimum OncoMed and Celgene Sales Representative Qualifications

[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 2.3.7(d) - 1

SCHEDULE 7.11

OncoMed Co-Co Patents

Schedule 7.11 - 1

EXHIBIT C-1

[***] Umbrella Targets

The following specific targets:

[***]	[***]
[***]	[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C-1 - 1

EXHIBIT C-1a, 1b, etc.

[***] Designated Target(s)

[To be updated pursuant to Section 2.2.3(c), if applicable]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C-1a, 1b, etc. - 1

EXHIBIT C-2

RSPO Umbrella Targets

The following specific targets:

[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C-2 - 1

EXHIBIT C-2a, 2b, etc.

RSPO Designated Target(s)

[To be updated pursuant to Section 2.2.4(c), if applicable]

C-2a, 2b, etc. - 1

EXHIBIT D-1

DEM IDP

[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

D-1 - 1

EXHIBIT D-2

BSP IDP

[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

D-2 - 1

EXHIBIT D-3

[***] Umbrella Research Plan

Research Plan –[***] Pathway

[***]

[***]
[***]

[***]	2 pages in this document have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

D-3 - 1

EXHIBIT D-3a

Draft [***] Designated IDP

[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

D-3a - 1

EXHIBIT D-3b, 3c, etc.

[***] Designated IDP

[To be updated pursuant to Section 2.2.3(c)(iii), if applicable]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

D-3b, 3c, etc. - 1

EXHIBIT D-4

RSPO Umbrella Research Plan

Research Plan – RSPO/LGR Pathway

[***]

[***]
[***]

[***]	2 pages in this document have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

D-4 - 1

EXHIBIT D-4a

Draft RSPO Designated IDP

[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

D-4a - 1

EXHIBIT D-4b, 4c, etc.

RSPO Designated IDP

[To be updated pursuant to Section 2.2.4(c)(iii), if applicable]

D-4a, 4b, etc. - 1

EXHIBIT E

Form of Celgene Background IP Transfer Agreement

This Celgene Background IP Transfer Agreement No.             (the “IP Transfer Agreement”) is made as of                     (the “IP Transfer Agreement Effective Date”), by and between OncoMed Pharmaceuticals, Inc. and Celgene Corporation, pursuant to that certain Master Research and Collaboration Agreement, entered into by OncoMed Pharmaceuticals, Inc., Celgene Corporation and Celgene Alpine Investment Company II, LLC, with an effective date of December 2, 2013 (the “Master Collaboration Agreement”), for the transfer of:

A.	Program – Indicate which Program the transfer is for:

☐ DEM Program

☐ BSP Program

☐ [***] Umbrella Program

☐ [***] Designated Program. List which:

☐ RSPO Umbrella Program

☐ RSPO Designated Program. List which:

B.	Transfer – Indicate whether Patents and/or Know-How are being transferred:

☐ Patents

☐ Know-How

C.	Description – Describe the Patents and/or Know-How, as set forth below:

If Patents are being transferred, please list below, otherwise state “None”:

[None]

If Know-How is being transferred, please describe below, otherwise state “None”:

[None]

D.	[***]

The Parties acknowledge and agree that the Patents and/or Know-How set forth in this IP Transfer Agreement is Confidential Information of Celgene and that the transfer of such Patents and/or Know-How pursuant to this IP Transfer Agreement will be pursuant to and in accordance with the terms and conditions of the Master Collaboration Agreement. Any capitalized terms used in this IP Transfer Agreement that are not defined herein have the meanings ascribed to them in the Master Collaboration Agreement.

[Signature Page Follows]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

E - 1

IN WITNESS WHEREOF, this IP Transfer Agreement is entered into as of the IP Transfer Agreement Effective Date, and it is accepted and agreed to by the Parties’ authorized representatives.

For CELGENE CORPORATION:	For ONCOMED PHARMACEUTICALS, INC.:

By:	By:

Name:	Name:

Title:	Alliance Manager	Title:

E - 2

EXHIBIT F

Form of Collaboration Material Transfer Agreement

This Collaboration Material Transfer Agreement No.             (the “Material Transfer Agreement”) is made as of                     (the “Material Transfer Agreement Effective Date”), pursuant to that certain Master Research and Collaboration Agreement, entered into by OncoMed Pharmaceuticals, Inc., Celgene Corporation and Celgene Alpine Investment Company II, LLC, with an effective date of December 2, 2013 (the “Master Collaboration Agreement”), by and between:

Transferring Party: [Please identify transferring party]

And

Material Receiving Party: [Please identify receiving party]

for the transfer of:

A.	Confidential Information:

[Please identify any Confidential Information other than Materials that would be transferred, e.g., assay protocols. If none, state “None.”]

B.	Materials:

[Please identify all Materials to be transferred by type and name, as well as specifying the amount transferred. If none, state “None.”]

for the following Program(s):

☐ DEM Program

☐ BSP Program

☐ [***] Umbrella Program

☐ [***] Designated Program. List which:

☐ RSPO Umbrella Program

☐ RSPO Designated Program. List which:

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

and for the purpose of:

[Please describe purpose and scope of use of such Confidential Information and/or Materials]

The Parties acknowledge and agree that the transfer of Confidential Information and/or Materials pursuant to this Material Transfer Agreement will be pursuant to and in accordance with the terms and conditions of the Master Collaboration Agreement. Any capitalized terms used in this Material Transfer Agreement that are not defined herein have the meanings ascribed to them in the Master Collaboration Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, this Material Transfer Agreement is entered into as of the Material Transfer Agreement Effective Date, and it is accepted and agreed to by the Parties’ authorized representatives.

For the Transferring Party:	For the Material Receiving Party:

By:	By:

Name:	Name:

Title:	Title:

EXHIBIT G

[***] Criteria

[***]

The [***] Criteria will be deemed to have been met, and the milestone set forth in Section 6.6.1 shall be payable if, [***] of the following [***] criteria are satisfied in full: [***]

For clarity, the [***] Criteria will not be deemed to have been met if [***].

For clarity, [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G - 1

EXHIBIT H

Form of [***]SM Agreement

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

H - 1

FORM OF [***]SM AGREEMENT

[***]SM LICENSE AGREEMENT

by and between

ONCOMED PHARMACEUTICALS, INC.

and

CELGENE CORPORATION

and

CELGENE ALPINE INVESTMENT COMPANY II, LLC

Dated as of [•], [•]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 1. DEFINITIONS		1

1.1	“Annual [***]SM Net Sales”	1
1.2	“Celgene Compound Libraries”	2
1.3	“Celgene [***]SM Product IP”	2
1.4	“Comparable [***]SM Third Party Product”	2
1.5	“First [***]SM Sale”	2
1.6	“High Throughput Screening”	2
1.7	“Hit Validation”	2
1.8	“Hit Validation Assay”	2
1.9	“[***]SM Compound”	2
1.10	“[***]SM Data Package”	2
1.11	“[***]SM Developed Assays”	3
1.12	“[***]SM Lead Candidate Criteria”	3
1.13	“[***]SM Net Sales”	3
1.14	“[***]SM OncoMed Assays”	4
1.15	“[***]SM Regulatory-Based Exclusivity”	4
1.16	“[***]SM Research Plan”	5
1.17	“[***]SM Royalty Term”	5
1.18	“[***]SM Selected Target”	5
1.19	“[***]SM Selected Target Development Plan”	5
1.20	“[***]SM Selected Target Program”	5
1.21	“[***]SM Selected Target Research Term”	5
1.22	“[***]SM Target”	5
1.23	“[***]SM Territory”	5
1.24	“Lead Identification”	6
1.25	“Lead Optimization”	6
1.26	“Moderate Throughput Screening”	6
1.27	“OncoMed [***]SM IP”	6
1.28	“Primary Reporter Assay”	6
1.29	“Secondary Selectivity Assays”	6
1.30	Additional Definitions	6
1.31	Definitions from Master Collaboration Agreement	7

ARTICLE 2. RESEARCH AND DEVELOPMENT		9

2.1	[***]SM Collaboration Overview	9
2.2	Early [***]SM Program Activities	10
2.3	[***]SM Selected Target Program	10
2.4	Evaluation of [***]SM Targets and Relationship to [***] Umbrella Program under Master Collaboration Agreement.	11
2.5	Responsibilities	11
2.6	Celgene Background IP.	12
2.7	Regulatory Materials	13
2.8	Assistance	13

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

i

2.9	Reports; Results; Testing by the Parties	13
2.10	Governance	14
2.11	No Representation	14
2.12	Material Transfer	14
2.13	Celgene Assays	16
2.14	Reversion of Rights	16
2.15	OncoMed Assay Technology	16
2.16	Clarification	16
2.17	[***]SM Compound Information.	16
2.18	Covenant During [***]SM Term	17

ARTICLE 3. LEAD CANDIDATE DEVELOPMENT AND COMMERCIALIZATION		17

3.1	Development; Commercialization	17
3.2	Regulatory	17
3.3	Assistance	18
3.4	Records; Reports; Results	18
3.5	Governance	18

ARTICLE 4. ANTITRUST AND COMPETITION LAW COMPLIANCE		18

4.1	Antitrust Compliance	18

ARTICLE 5. EXCLUSIVITY		18

5.1	Exclusivity	18

ARTICLE 6. FINANCIAL TERMS		19

6.1	Upfront Payment	19
6.2	Research Expenses	19
6.3	Milestones	19
6.4	Royalties	19
6.5	Royalty Payment Terms	20
6.6	Additional Payment Terms	22
6.7	Records Retention by Celgene; Review by OncoMed	23

ARTICLE 7. INTELLECTUAL PROPERTY		24

7.1	Licenses	24
7.2	Ownership	26
7.3	Prosecution and Maintenance of Patents	26
7.4	Defense of Claims Brought by Third Parties	26
7.5	Enforcement of Patents	26
7.6	Patent Term Extensions	29
7.7	OncoMed Platform Technology	29

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ii

7.8	Celgene Patents	29
7.9	Regulatory Data Protection	30
7.10	Third Party Licenses	30

ARTICLE 8. ONCOMED UPSTREAM AGREEMENTS		30

8.1	Upstream Obligations	30
8.2	Michigan Agreement	30

ARTICLE 9. INDEMNIFICATION; INSURANCE		31

9.1	Indemnification by Celgene	31
9.2	Indemnification by OncoMed	32
9.3	Notice of Claims	32
9.4	Indemnification Procedures	32
9.5	Insurance	33
9.6	LIMITATION OF LIABILITY	33

ARTICLE 10. [***]SM LICENSE TERM AND TERMINATION		34

10.1	Term; Expiration	34
10.2	Termination Without Cause	34
10.3	Termination for Breach	35
10.4	Termination for Patent Challenge	36
10.5	Termination for Bankruptcy	36
10.6	Effects of Expiration or Termination	36
10.7	Survival of Sublicensees	37
10.8	Surviving Provisions	37
10.9	Relationship to Other Agreements	38

ARTICLE 11. MISCELLANEOUS		39

11.1	Confidentiality; Publicity	39
11.2	Disclaimer of Warranties	39
11.3	Applicability of Terms of Master Collaboration Agreement	39
11.4	Assignment	39
11.5	Celgene Parties	41
11.6	Entire Agreement	41

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

iii

LIST OF EXHIBITS

Exhibit A	[***]SM Selected Targets
Exhibit B	[***]SM Research Plan
Exhibit C-1, C-2, etc.	Each, Development Plan for [***]SM Selected Target
Exhibit D	Form of [***]SM Material Transfer Agreement
Exhibit E	Press Release

LIST OF SCHEDULES

Schedule 1.12	[***]SM Lead Candidate Criteria

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

iv

[***]SM LICENSE AGREEMENT

This [***]SM LICENSE AGREEMENT (this “[***]SM Agreement”) is entered into and made effective as of [•], 20     (the “[***]SM Agreement Effective Date”) by and between OncoMed Pharmaceuticals, Inc., a Delaware corporation (“OncoMed”), and Celgene Corporation, (“Celgene Corp.”) with respect to all rights and obligations under this [***]SM Agreement in the United States (subject to Section 11.5), and Celgene Alpine Investment Company II, LLC, a Delaware limited liability company (“Celgene Alpine”), with respect to all rights and obligations under this [***]SM Agreement outside of the United States (subject to Section 11.5) (Celgene Alpine and Celgene Corp., together, “Celgene”). Celgene and OncoMed are each referred to herein by name or as a “Party” or, collectively, as the “Parties.”

RECITALS

WHEREAS, OncoMed and Celgene entered into that certain Master Research and Collaboration Agreement, dated as of December 2, 2013 (the “Master Collaboration Agreement”), pursuant to which Celgene has an exclusive option to obtain an exclusive license to develop, manufacture and commercialize small molecule compounds and products containing such compounds that are directed against any [***]SM Target (as defined below);

WHEREAS, pursuant to Section 3.3 of the Master Collaboration Agreement, upon exercise by Celgene of such option, the Parties are obligated to enter into this [***]SM Agreement; and

WHEREAS, Celgene has exercised such option and the Parties are entering into this [***]SM Agreement pursuant to which they will carry out research and development activities with respect to [***]SM Targets, with the goal of prioritizing and selecting [***]SM Targets that may be suitable as targets for small molecule compounds, and identifying and optimizing small molecule compounds directed to such targets for potential use as therapeutic products;

WHEREAS, following selection of one or more of such small molecule compounds as development candidates, Celgene would perform further preclinical and clinical development, as well as manufacturing and commercialization activities, with respect to such small molecule compounds and products containing such small molecule compounds;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1.

DEFINITIONS

Capitalized terms used, but not defined, herein will have the meanings ascribed to them in the Master Collaboration Agreement.

1.1 “Annual [***]SM Net Sales” means, on a [***]SM Product-by-[***]SM Product and Diagnostic Product-by-Diagnostic Product basis, total [***]SM Net Sales by Celgene, its Affiliates and Sublicensees in the [***]SM Territory of such [***]SM Product in a particular Calendar Year.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

1.2 “Celgene Compound Libraries” means the Small Molecule Compound libraries [***] in accordance with Section 2.5.2, which may include [***].

1.3 “Celgene [***]SM Product IP” means, on a [***]SM Product-by-[***]SM Product basis and country-by-country basis, all [***].

1.4 “Comparable [***]SM Third Party Product” means, on a [***]SM Product-by-[***]SM Product and country-by-country basis, any pharmaceutical product (a) that contains [***] as an [***] [***]SM Product; (b) is [***] (i) an [***], (ii) [***], or (iii) any [***] described in subclause (i) and (ii); and (c) is sold in the same country as such [***]SM Product by [***]. A pharmaceutical product that is [***] the applicable [***]SM Product shall be a Comparable [***]SM Third Party Product with respect to such [***]SM Product in such country.

1.5 “First [***]SM Sale” means, on a [***]SM Product-by-[***]SM Product and Diagnostic Product-by-Diagnostic Product basis, the first sale [***] by Celgene or its Affiliates or Sublicensees for use or consumption by the general public of such [***]SM Product (or Diagnostic Product, as applicable) for which all Regulatory Approvals that may be legally required in order to sell such [***]SM Product (or Diagnostic Product, as applicable) in such country have been granted; in each case, provided, however, that the following shall not constitute a First [***]SM Sale: (a) any sale to an Affiliate or Sublicensee unless the Affiliate or Sublicensee is the last entity in the distribution chain of such [***]SM Product (or Diagnostic Product, as applicable); (b) any use of such [***]SM Product or Diagnostic Product in Clinical Trials, non-clinical development activities or other development activities with respect to such [***]SM Product or Diagnostic Product by or on behalf of a Party, or disposal or transfer of such [***]SM Product or Diagnostic Product for a bona fide charitable purpose; and (c) compassionate use, for which no payment is received by Celgene, its Affiliates or Sublicensees.

1.6 “High Throughput Screening” means the conduct of activities pursuant to the [***]SM Research Plan to [***].

1.7 “Hit Validation” means the conduct, pursuant to the [***]SM Research Plan, of any [***] that further [***].

1.8 “Hit Validation Assay” means the [***] pursuant to the [***]SM Research Plan for the purposes of [***].

1.9 “[***]SM Compound” means, with respect to a [***]SM Selected Target, [***] such [***]SM Selected Target.

1.10 “[***]SM Data Package” means a data package containing a written report, [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

1.11 “[***]SM Developed Assays” means [***] under this [***]SM Agreement, including the [***].

1.12 “[***]SM Lead Candidate Criteria” means, for a given [***]SM Compound and a given [***]SM Selected Target, that [***] with respect to such [***]SM Selected Target.

1.13 “[***]SM Net Sales” means, with respect to any [***]SM Product, the gross amounts invoiced by Celgene, its Affiliates and Sublicensees (each, a “[***]SM Selling Party”) to Third Party customers for sales of such [***]SM Product, less the following deductions actually incurred, allowed, paid, accrued or specifically allocated in its financial statements in accordance with (as applicable to the [***]SM Selling Party) Accounting Principles, for:

(a) discounts (including trade, quantity and cash discounts) actually allowed, cash and non-cash coupons, retroactive price reductions, and charge-back payments and rebates granted to any Third Party (including to Governmental Authorities, purchasers, reimbursers, customers, distributors, wholesalers, and group purchasing and managed care organizations or entities (and other similar entities and institutions));

(b) credits or allowances, if any, on account of price adjustments, recalls, claims, damaged goods, rejections or returns of items previously sold (including [***]SM Product returned in connection with recalls or withdrawals) and amounts written off by reason of uncollectible debt; provided, that if the debt is thereafter paid, the corresponding amount shall be added to the [***]SM Net Sales of the period during which it is paid;

(c) rebates (or their equivalent), administrative fees, chargebacks and retroactive price adjustments and any other similar allowances granted by a [***]SM Selling Party (including to Governmental Authorities, purchasers, reimbursers, customers, distributors, wholesalers, and group purchasing and managed care organizations and entities (and other equivalent entities and institutions)) which effectively reduce the selling price or gross sales of the [***]SM Product, as well as costs of distribution and wholesale;

(d) insurance, customs charges, freight, postage, shipping, handling, and other transportation costs incurred by a [***]SM Selling Party in shipping [***]SM Product to a Third Party;

(e) import taxes, export taxes, excise taxes (including annual fees due under Section 9008 of the United States Patient Protection and Affordable Care Act of 2010 (Pub. L. No. 111-48) and other comparable Laws), sales tax, value-added taxes, consumption taxes, duties or other taxes levied on, absorbed, determined and/or imposed with respect to such sales (excluding income or net profit taxes or franchise taxes of any kind); and

(f) reasonable discounts due to factoring of receivables that are incurred consistent with its other pharmaceutical products of like character in a given country.

If non-monetary consideration is received by a [***]SM Selling Party for any [***]SM Product, in the relevant country, [***]SM Net Sales will be calculated based on the average price charged for such [***]SM Product, as applicable, during the preceding royalty period, or in the absence

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

of such sales, the fair market value of the [***]SM Product, as applicable, as determined by the Parties in good faith. Notwithstanding the foregoing, [***]SM Net Sales shall not be imputed to transfers of [***]SM Products, as applicable, for use in Clinical Trials, non-clinical development activities or other development activities with respect to [***]SM Products by or on behalf of the Parties, for bona fide charitable purposes or for compassionate use or for [***]SM Product samples, if no monetary consideration is received for such transfers.

[***]SM Net Sales shall be determined on, and only on, the first sale by Celgene or any of its Affiliates or Sublicensees to a non-Sublicensee Third Party.

If a [***]SM Product is sold as part of a [***]SM Combination Product (as defined below), [***]SM Net Sales will be the product of (i) [***]SM Net Sales of the [***]SM Combination Product calculated as above (i.e., calculated as for a non-[***]SM Combination Product) and (ii) the fraction (A/(A+B)), where:

“A” is the gross invoice price in such country of the [***]SM Product comprising a [***]SM Program Compound as the sole therapeutically active ingredient; and

“B” is the gross invoice price in such country of the other therapeutically active ingredients contained in the [***]SM Combination Product.

If “A” or “B” cannot be determined by reference to non-[***]SM Combination Product sales as described above, then [***]SM Net Sales will be calculated as above, but the gross invoice price in the above equation shall be determined by mutual agreement reached in good faith by the Parties prior to the end of the accounting period in question based on an equitable method of determining the same that takes into account, in the applicable country, variation in dosage units and the relative fair market value of each therapeutically active ingredient in the [***]SM Combination Product.

As used in this definition of “[***]SM Net Sales,” “[***]SM Combination Product” means a [***]SM Product that contains one or more additional active ingredients (whether co-formulated or co-packaged) that are neither [***]SM Program Compounds nor generic or other non-proprietary compositions of matter. Pharmaceutical dosage form vehicles, adjuvants and excipients shall be deemed not to be “active ingredients.” For clarity, solely for the purposes of determining what constitutes Annual [***]SM Net Sales of Diagnostic Products, and for no other purpose, the foregoing definition of [***]SM Net Sales will apply to sales of Diagnostic Products as if such Diagnostic Products were [***]SM Products.

1.14 “[***]SM OncoMed Assays” means any OncoMed Assay Technology that OncoMed provides to Celgene pursuant to Section 2.12.

1.15 “[***]SM Regulatory-Based Exclusivity” means, on a [***]SM Product-by-[***]SM Product and country-by-country basis, that (a) Celgene or any of its Affiliates or Sublicensees has been granted the [***] in such country to market and sell the [***]SM Product, or the applicable [***]SM Program Compound as the active ingredient comprising such [***]SM Product in such country, or (b) the [***] in such country for purposes of obtaining Regulatory Approval [***] of any product by a Third Party in such country.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4

1.16 “[***]SM Research Plan” means the research plan governing the initial research activities to be conducted by the Parties in furtherance of the [***]SM Program pursuant to this [***]SM Agreement, attached hereto as Exhibit B, which may be amended from time to time by the JSC pursuant to Section 2.10.1(b).

1.17 “[***]SM Royalty Term” means, on a [***]SM Product-by-[***]SM Product and country-by-country basis, the period of time commencing on the First [***]SM Sale of such [***]SM Product in such country and expiring upon the latest of (a) the expiration of the last Valid Claim of any [***] or [***], (b) the expiration of Regulatory-Based Exclusivity of such [***]SM Product in such country, and (c) the [***] anniversary of the date of First [***]SM Sale of such [***]SM Product in such country. “[***]SM Royalty Term” means, with respect to Diagnostic Products related to [***]SM Products, on a Diagnostic Product-by-Diagnostic Product and country-by-country basis, the period of time commencing on the First [***]SM Sale of such Diagnostic Product in such country and expiring upon the latest of (x) the expiration of the last Valid Claim of any [***], and (y) the [***] anniversary of the date of First [***]SM Sale of such Diagnostic Product in such country.

1.18 “[***]SM Selected Target” means a [***]SM Target that is selected by Celgene, for further research and development, including the identification and further development of [***]SM Program Compounds with respect to such [***]SM Target, in accordance with the [***]SM Research Plan.

1.19 “[***]SM Selected Target Development Plan” means, on a [***]SM Selected Target-by-[***]SM Selected Target basis, the initial development plan governing the research and development activities to be conducted by the Parties with respect to such [***]SM Selected Target [***], which plan may be amended from time to time [***] pursuant to Section 2.10.1(b). The initial draft [***]SM Selected Target Development Plan is set forth on Exhibit C.

1.20 “[***]SM Selected Target Program” means, on a [***]SM Selected Target-by-[***]SM Selected Target basis, the research and development program conducted by the Parties with respect to such [***]SM Selected Target, including (a) the [***] and (b) the[ [***] such [***]SM Selected Target, pursuant to the applicable [***]SM Selected Target Development Plan, as further described in Section 2.3.2.

1.21 “[***]SM Selected Target Research Term” means, on a [***]SM Selected Target-by-[***]SM Selected Target basis, the period commencing on the [***]SM Selected Target Selection Date and ending on the [***].

1.22 “[***]SM Target” means the targets in the [***] Pathway set forth on Exhibit C-1 to the Master Collaboration Agreement, including all [***] Umbrella Targets, and excluding any Excluded Targets; it being understood and agreed that with respect to any [***] Designated Target (or corresponding Licensed Target or Co-Co Target under the applicable Development & Commercialization Agreement), such target shall remain a “[***]SM Target” unless otherwise designated a “[***]SM Selected Target” in accordance with Section 2.3.1.

1.23 “[***]SM Territory” means worldwide.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5

1.24 “Lead Identification” means the activities carried out by the Parties pursuant to the [***]SM Research Plan [***].

1.25 “Lead Optimization” means the conduct of activities by the Parties pursuant to the [***]SM Research Plan [***].

1.26 “Moderate Throughput Screening” means the conduct of activities pursuant to the [***]SM Research Plan to [***]. The Parties’ initial expectation is that such activities would be [***] as activities are conducted, the Parties will mutually agree to [***].

1.27 “OncoMed [***]SM IP” means with respect to the [***]SM Program all OncoMed IP Controlled by OncoMed and/or its Affiliates as of the [***]SM Agreement Effective Date or at any time thereafter during the [***]SM Term that is (a) [***], including, if applicable, [***] and/or the [***], (b) OncoMed’s interest in [***], and (c) OncoMed’s interest in [***]. Notwithstanding anything to the contrary in this Section 1.27, Patents included in the OncoMed [***]SM IP shall not include (A) [***], or (B) any Patents to the extent such Patents [***], unless and until [***].

1.28 “Primary Reporter Assay” means an assay [***].

1.29 “Secondary Selectivity Assays” means those [***] assays conducted to [***], including to analyze [***]. The Parties’ initial expectation is that such assays [***] as assays are performed, [***].

1.30 Additional Definitions. Each of the following terms has the meaning described in the corresponding section of this [***]SM Agreement indicated below:

Definition:	Section:
Celgene	Preamble
Celgene [***]SM Patents	7.5.2(a)(i)
Competitive Infringement	7.5.1
Cure Period	10.3.1
Hatch-Waxman Act	7.5.2(a)(i)
[***]SM Agreement	Preamble
[***]SM Agreement Effective Date	Preamble
[***]SM Combination Product	1.13
[***]SM Enforcement Proceeding	7.5.2(b)
[***]SM Material Receiving Party	2.12.1
[***]SM Material Transfer Agreement	2.12.1
[***]SM Materials	2.12.1
[***]SM Program	2.1
[***]SM Program Assets	2.18
[***]SM Program Compound Identification Notice	2.6.4
[***]SM Program Compound Identification Date	2.6.4
[***]SM Purpose	2.12.1

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6

Definition:	Section:
[***]SM Reversion Targets	2.3.1
[***]SM Selected Target Program	2.1
[***]SM Selected Target Selection Date	2.3.1
[***]SM Selected Target Selection Notice	2.3.1
[***]SM Selling Party	1.13
[***]SM Step-In Proceeding	7.5.2(b)
[***]SM Target Designation Term	2.3.1
[***]SM Term	10.1.1
[***]SM Transferring Party	2.12.1
Indemnification Claim	9.3
Indemnitee	9.3
Indemnitor	9.3
Indirect Taxes	6.6.3(a)
Master Collaboration Agreement	Recitals
OncoMed	Preamble
OncoMed [***]SM Patent	7.5.1
OncoMed [***]SM Product Patents	7.5.2(a)(i)
Package	6.5.7
Party or Parties	Preamble

1.31 Definitions from Master Collaboration Agreement. Each of the following terms has the meaning described in the Master Collaboration Agreement:

Defined Term

Abraxane®

Accounting Principles

Affiliate

Antibody Technology

Antitrust Law

Bankruptcy Code

Biomarker

Bispecific Technology

Business Combination

Business Day

Calendar Quarter

Calendar Year

Celgene Background IP

Celgene Background IP Transfer Agreement

Celgene Background Patents

Celgene Indemnitees

Celgene Owned Inventions

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7

Defined Term

Celgene Patents

Claims

Clinical Trial

Collaboration

Collaboration IP

Collaboration Patents

Commercialization

Commercially Reasonable Efforts

Confidential Information

Control, Controls or Controlled

Cover, Covering or Covered

Damages

Development

Development & Commercialization Agreement

Diagnostic Product

Different Histology

Dollars or $

EMA

Equity Purchase Agreement

EU

Excluded Target

Executive Officers

Existing Agreements

FDA

Field

FPFV

Good Clinical Practices or GCP

Good Laboratory Practices or GLP

Good Manufacturing Practices or GMP

Governmental Authority

[***] Designated Program

[***]SM Product

[***]SM Program

[***]SM Program Assets

[***]SM Program Compound

IND

Indication

Inventions

Joint Collaboration IP

JSC

Know-How

Law or Laws

Litigation Conditions

MAbTrap Technology

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8

Defined Term

Major EU Market

Manufacture

Michigan Agreement

Michigan Patents

MorphoSys Agreement

OncoMed Indemnitees

OncoMed IP

OncoMed Patents

OncoMed Platform Technology

Patent

Person

Phase 1 Clinical Trial

Pivotal Clinical Trial

Product

Product Candidate

Product Liability

Program

Prosecution and Maintenance

Protein Therapeutic

Regulatory Approval

Regulatory Authority

Regulatory Materials

Specifically Directed

Sublicensee

Target

Third Party

United States or U.S.

University of Michigan

Valid Claim

ARTICLE 2.

RESEARCH AND DEVELOPMENT

2.1 [***]SM Collaboration Overview. Pursuant to this [***]SM Agreement and as further provided in this Article 2, during the [***]SM Term, Celgene and OncoMed will collaborate to conduct research and Development activities pursuant to the [***]SM Program with the goal of (a) [***] pursuant to Sections 2.2, (b) [***] in accordance with Section 2.3.1, (c) [***] as applicable (the activities conducted by the Parties in relation to this subsection (c), the “[***]SM Selected Target Program”) and (d) as to Celgene, further developing and commercializing [***]SM Products (the activities conducted by the Parties under this Agreement, the “[***]SM Program”).

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9

2.2 Early [***]SM Program Activities.

2.2.1 Generally. Commencing on the [***]SM Agreement Effective Date, the Parties will begin to conduct the [***]SM Program in accordance with the [***]SM Research Plan with [***]. The [***]SM Program will have several components that may be conducted in parallel and that may need to be conducted iteratively, as follows: [***] will be responsible for conducting [***] to enable Celgene to determine whether to designate such [***]SM Target as a [***]SM Selected Target, (b) Celgene and OncoMed will conduct [***] to select [***]SM Targets as [***]SM Selected Targets, and (c) following or in parallel with the designation of a [***]SM Target as a [***]SM Selected Target, Celgene and OncoMed will conduct studies to advance such Small Molecule Compounds through [***] with the goal of [***] for at least [***] pursuant to the [***]SM Research Plan or the [***]SM Selected Target Development Plan. The initial [***]SM Research Plan governing the activities to be conducted by the Parties in furtherance of the [***]SM Program that will apply to [***]SM Program activities other than those conducted pursuant to a [***]SM Selected Target Program being commenced for a particular [***]SM Selected Target is attached hereto as Exhibit B.

2.2.2 [***]SM Target Selection. Following the Effective Date, in consultation with Celgene, OncoMed shall conduct activities to identify [***]SM Targets that may be suitable targets for development of Small Molecule Compound therapeutics, to enable Celgene to select [***] such HSM Targets as HSM Selected Targets in accordance with Section 2.3.1. [***] shall [***] as [***]SM Selected Targets, and to provide [***] each such [***]SM Target. Within [***] with respect to a [***]SM Target, [***] under the [***]SM Research Plan to date with respect to such [***]SM Target to [***] such [***]SM Target as a [***]SM Selected Target in accordance with Section 2.3.1. [***] shall have [***] to notify [***] such [***]SM Target as [***]SM Selected Target.

2.3 [***]SM Selected Target Program.

2.3.1 [***]SM Selected Target Designation. During the period beginning on the [***]SM Agreement Effective Date and ending on [***] (the “[***]SM Target Designation Term”), Celgene may designate, [***] any [***]SM Target as a [***]SM Selected Target for further research and development of Small Molecule Compounds that [***], in accordance with the following procedure: At any time during the [***]SM Target Designation Term, Celgene may[***] select (a) any [***]SM Target [***] pursuant to Section 2.2.2, and (b) any other [***]SM Target that [***] Small Molecule Compounds and [***] Small Molecule Compounds based on [***] as a “[***]SM Selected Target” by issuing a written notice to OncoMed so identifying such [***]SM Target (such notice, a “[***]SM Selected Target Selection Notice”, and the date thereof, the “[***]SM Selected Target Selection Date”), at which time Exhibit A shall be updated to list such [***]SM Selected Target. Upon expiration of the [***]SM Target Designation Term, (a) Celgene shall have no further right to designate any [***]SM Targets as [***]SM Selected Targets, (b) all rights and licenses granted by OncoMed to Celgene with respect to any [***]SM Targets not designated as [***]SM Selected Targets as of the expiration of the [***]SM Target Designation Term (the “[***]SM Reversion Targets”) shall revert to OncoMed; provided that the foregoing shall not affect in any way the rights of either Party with respect to any Program under the Master Collaboration Agreement (including the [***] Umbrella Program and each [***] Designated Program), nor any Licensed Program or Co-Co Program, as applicable, under any executed Development & Commercialization Agreement, and (c) Section 5.1.4(c) of the Master Collaboration Agreement shall no longer apply to the [***]SM Reversion Targets. For clarity, if a [***]SM Target is not designated by Celgene as a [***]SM Selected Target pursuant to this Section 2.3.1, such [***]SM Target shall thereafter [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10

2.3.2 [***]SM Selected Target Development Plan. On a [***]SM Selected Target Program-by-[***]SM Selected Target Program basis, during the applicable [***]SM Selected Target Research Term, Celgene, with reasonable assistance from OncoMed as provided in Section 2.8, [***] conduct the activities set forth on the applicable [***]SM Selected Target Development Plan with the [***] such [***]SM Selected Target that [***], including through (a) the [***] (including by [***]) of Small Molecule Compounds, including [***] the [***]SM Selected Target Development Plan, [***], (b) the [***] ]with respect to such [***]SM Selected Target, (c) activities directed to [***], and (d) the [***] with respect to such [***]SM Selected Target. The Parties shall establish and mutually agree upon the [***]SM Selected Target Development Plan for each [***]SM Selected Target [***], which shall be substantially in the form of the initial [***]SM Selected Target Development Plan attached hereto as Exhibit C. Each [***]SM Selected Target Development Plan will be deemed attached hereto as Exhibit C-1, C-2, etc.

2.4 Evaluation of [***]SM Targets and Relationship to [***] Umbrella Program under Master Collaboration Agreement. [***]. Such activities under the [***]SM Research Plan for the [***] Umbrella Program are being conducted under the Master Collaboration Agreement and will be subject to the terms thereof. Further, each [***] Umbrella Target being evaluated under the Master Collaboration Agreement shall be a “[***]SM Target” for purposes of this [***]SM Agreement; it being understood and agreed that [***] under the Master Collaboration Agreement, [***] in accordance with Section 2.3.1.

2.5 Responsibilities.

2.5.1 Each Party shall be responsible for performing activities in relation to the [***] as set forth in the applicable [***]SM Research Plan or a [***]SM Selected Target Development Plan, as generally described in Section 2.5.2. Each Party shall [***] conducted by such Party under Article 2. [***] will perform the [***] activities pursuant to the [***]SM Research Plan and [***] to perform [***] as described in the initial [***]SM Research Plan or a [***]SM Selected Target Development Plan. Notwithstanding the foregoing, [***] shall have the obligation to [***] under this [***]SM Agreement, including under a [***]SM Research Plan or a [***]SM Selected Target Development Plan with respect to [***], only as set forth in the [***]SM Research Plan or the [***]SM Selected Target Development Plan or as mutually agreed by the Parties in writing.

2.5.2 The [***]SM Research Plan and the [***]SM Selected Target Development Plan anticipate that the Parties shall have the following responsibilities:

(a) OncoMed shall use Commercially Reasonable Efforts to (A) [***] such [***]SM Targets, (B) [***] to designate [***]SM Targets as [***]SM Selected Targets, (C) [***] of [***]SM Selected Targets to [***], (D) [***] suitable for [***], (E) perform [***] (F) [***] to be used by[***] in order for [***], (F) following [***] in relation to [***] ]by performing certain [***], (G) following [***] in relation to [***] by [***], including [***] in connection with [***]; and

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11

(b) Celgene may[***] (A) perform [***] [***]SM Targets; (B) perform [***] in connection with [***], (C) following [***] perform [***], and (D) for [***], perform [***].

2.6 Celgene Background IP.

2.6.1 On a [***]SM Selected Target Program-by-[***]SM Selected Target Program basis, on and after the applicable [***]SM Selected Target Designation Date and thereafter during the [***]SM Term, Celgene may elect to contribute for use by OncoMed in performing activities under the HSM Research Plan or HSM Selected Target Development Plan certain Patents or Know-How that [***], in accordance with Section 2.3.3 of the Master Research and Collaboration Agreement.:

2.6.2 If the Parties enter into a Celgene Background IP Transfer Agreement in accordance with Section 2.3.3 of the Master Collaboration Agreement, such Celgene Background IP Transfer Agreement shall indicate [***] such Patents or Know-How [***]. Any Patents, Know-How [***] made available to OncoMed by Celgene under a Celgene Background IP Transfer Agreement shall be subject to the license set forth in Section 7.1.1(b).

2.6.3 OncoMed shall not screen any Small Molecule Compound provided to it by Celgene Specifically Directed to any targets other than those [***]SM Targets or [***]SM Selected Targets identified in the applicable Celgene Background IP Transfer Agreement, or as otherwise expressly agreed upon by the Parties, (b) in no event may OncoMed reverse engineer or chemically analyze any Small Molecule Compound provided under Section 2.3.3 of the Master Collaboration Agreement unless expressly permitted pursuant to the HSM Research Plan or any HSM Selected Target Development Plan, and (c) with respect to [***] and, notwithstanding anything to the contrary in this [***]SM Agreement, such [***] subject to the [***]. OncoMed shall acquire no rights to any Small Molecule Compound or other material transferred to it pursuant to this Section 2.6.3 other than as expressly provided in the Celgene Background IP Transfer Agreement, the Master Collaboration Agreement or in this [***]SM Agreement. For clarity, ownership of inventions arising in the course of activities conducted pursuant to this Agreement shall be governed by Article 7 of the Master Collaboration Agreement, as set forth in Section 7.2.2.

2.6.4 [***]SM Program Compound Identification On a [***]SM Selected Target-by-[***]SM Selected Target basis, Celgene may, at any time during the [***]SM Selected Target Research Term for such [***]SM Selected Target, notify OncoMed that a [***]SM Program Compound has been identified for such [***]SM Selected Target (the “[***]SM Program Compound Identification Notice” and the date thereof, the “[***]SM Program Compound Identification Date”). Even if a given HSM Compound does not meet the HSM Lead Candidate Criteria, Celgene may by written notice to OncoMed elect to deem such HSM Compound as a HSM Program Compound and as such, for purposes of this [***]SM Agreement, such HSM Compound shall be deemed to have met the HSM Lead Candidate Criteria. Upon OncoMed’s receipt of such notice, such [***]SM Compound shall become a [***]SM Program Compound and Celgene shall provide a HSM Program Compound

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12

Identification Notice therefor. In the event Celgene fails to provide a [***]SM Program Compound Identification Notice or notifies OncoMed that there is no [***]SM Program Compound identified for such [***]SM Selected Target, in either case, prior to expiration of the [***]SM Selected Target Research Term for such [***]SM Selected Target, then [***].

2.7 Regulatory Materials. Subject to Section 3.2, during the [***]SM Term, Celgene shall be solely responsible for preparing, filing and maintaining, and shall own, any and all Regulatory Materials necessary for the conduct by Celgene, its Affiliates or Sublicensees, with assistance by OncoMed as provided in Section 2.8, of the activities under the [***]SM Research Plan and [***]SM Selected Target Development Plan, including any Regulatory Materials related to [***]SM Program Compounds, if any. As of and after the [***]SM Agreement Effective Date, Celgene will lead and have sole control of all efforts with Regulatory Authorities regarding (a) the research and development activities to be conducted under the [***]SM Research Plan and each [***]SM Selected Target Development Plan and (b) the Research, Development, Manufacture and Commercialization of [***]SM Program Compounds, [***]SM Products and related Diagnostic Products, and any applicable [***]SM Developed Assays, in the Field in the [***]SM Territory, including taking full responsibility for preparing and filing the relevant Regulatory Materials and seeking Regulatory Approval. During the [***]SM Term, Celgene shall keep OncoMed reasonably informed of material regulatory activities and events that occur with respect to [***]SM Program Compounds and [***]SM Products.

2.8 Assistance. Subject to Section 3.3, during the term of the [***]SM Program and any [***]SM Selected Target Program, OncoMed will cooperate with Celgene to provide reasonable assistance, including to transfer to Celgene any additional Know-How either required to be provided under the [***]SM Research Plan or [***]SM Selected Target Development Plan or otherwise reasonably requested in writing by Celgene, to permit Celgene to perform its activities under the [***]SM Research Plan and each [***]SM Selected Target Development Plan, and to otherwise facilitate Celgene in any Development, Manufacture or Commercialization efforts outside the scope of the [***]SM Research Plan and any [***]SM Selected Target Development Plan. Notwithstanding the foregoing, OncoMed shall have [***]. Such cooperation will include providing Celgene with reasonable access by teleconference or in-person at OncoMed’s facilities to OncoMed personnel involved in the research, Development, Manufacture and Commercialization of [***]SM Program Compounds, [***]SM Compounds, [***]SM Products and related Diagnostic Products, and [***]SM OncoMed Assays and Developed Assays.

2.9 Reports; Results; Testing by the Parties. Each Party shall maintain complete, current and accurate records of all research and development activities conducted by it under the [***]SM Research Plan or any [***]SM Selected Target Development Plan, and all data and other information resulting from such activities. Such records shall [***]. Each Party shall document all non-clinical studies and Clinical Trials in formal written study records according to applicable Laws, including national and international guidelines such as ICH, GCP, GLP and GMP. Each Party shall have the right to [***]. Each Party shall provide the other Party updates on the status of its activities under the [***]SM Program and each [***]SM Selected Target Program at each JSC meeting, with respect to matters that are within the purview of the JSC.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13

2.10 Governance. Subject to Section 3.5,

2.10.1 Joint Steering Committee. During the [***]SM Term, the JSC shall remain established and shall operate as set forth in Section 4.2 of the Master Collaboration Agreement, and shall be responsible for performing the functions set forth in Sections 4.2.3 and 4.2.4(c) of the Master Collaboration Agreement. Specifically, the JSC will:

(a) review and monitor progress of the [***]SM Program and each [***]SM Selected Target Program, including serving as a forum for exchanging information and facilitating discussions regarding the conduct of the [***]SM Program and each [***]SM Selected Target Program;

(b) review and amend the [***]SM Research Plan and the [***]SM Selected Target Development Plan, as applicable;

(c) [***]; and

(d) monitor the conduct of the activities set forth in the [***]SM Research Plan and [***]SM Selected Target Development Plan; and

(e) review [***].

2.10.2 Membership in Committees. Notwithstanding the foregoing, OncoMed’s membership in any committee or Subcommittee, including without limitation the JSC, shall be at its sole discretion, as a matter of right and not obligation, as set forth in Section 4.5 of the Master Collaboration Agreement.

2.11 No Representation. Neither Party makes any representation, warranty or guarantee that the [***]SM Program or any [***]SM Selected Target Program will be successful, or that any other particular results will be achieved with respect to the [***]SM Program or any [***]SM Selected Target Program, or any [***]SM Target or any [***]SM Selected Target, [***]SM Program Compound, [***]SM Compound, [***]SM Product or related Diagnostic Product, or any [***]SM OncoMed Assay or [***]SM Developed Assay, hereunder.

2.12 Material Transfer.

2.12.1 Transfer. During the [***]SM Term, either Party (the “[***]SM Transferring Party”) shall transfer, if specified in the [***]SM Research Plan or any [***]SM Selected Target Development Plan, or [***] this [***]SM Agreement or [***] (the “[***]SM Material Receiving Party”) certain [***] (the “[***]SM Materials”) for use by the [***]SM Material Receiving Party in furtherance of its rights and the conduct of its obligations under this [***]SM Agreement (the “[***]SM Purpose”), provided that where the Material Receiving Party is Celgene, OncoMed shall have [***], and (b) with respect to [***] the [***]SM Research Plan or any [***]SM Selected Target Development Plan, and provided further that OncoMed shall have [***]. Notwithstanding the foregoing, OncoMed shall have [***]. All transfers of such [***]SM Materials by the [***]SM Transferring Party to the [***]SM Material Receiving

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14

Party shall be documented in a material transfer agreement substantially in the form of Exhibit D, which sets forth the type and name of the [***]SM Material transferred, the amount of the [***]SM Material transferred, the date of the transfer of such [***]SM Material and the [***]SM Purpose (each, a “[***]SM Material Transfer Agreement”). The Parties agree that the exchanged [***]SM Materials shall be used in compliance with applicable Law and the terms and conditions of this [***]SM Agreement, and shall not be reverse engineered or chemically analyzed, except if provided for in the [***]SM Research Plan or any [***]SM Selected Target Development Plan. If applicable, a Celgene Background IP Transfer Agreement shall be executed separately.

2.12.2 License; Ownership. At the time the [***]SM Transferring Party provides [***]SM Materials to the [***]SM Material Receiving Party as provided herein and to the extent not separately licensed under this [***]SM Agreement, the [***]SM Transferring Party hereby grants to the [***]SM Material Receiving Party a non-exclusive license under the Patents and Know-How Controlled by it to use such [***]SM Materials solely for the [***]SM Purpose, and such license, upon termination of this [***]SM Agreement (subject to Article 10), completion of the [***]SM Purpose, or discontinuation of the use of such [***]SM Materials (whichever occurs first), shall automatically terminate. Except as otherwise provided under this [***]SM Agreement, all such [***]SM Materials delivered by the [***]SM Transferring Party to the [***]SM Material Receiving Party shall remain the sole property of the [***]SM Transferring Party, shall only be used by the [***]SM Material Receiving Party in furtherance of the [***]SM Purpose, and shall be returned to the [***]SM Transferring Party or destroyed, in the [***]SM Transferring Party’s sole discretion, upon the termination of this [***]SM Agreement (subject to Article 10) or upon the discontinuation of the use of such [***]SM Materials (whichever occurs first), unless such Party has the right to continue to use such materials under the Master Collaboration Agreement or a Development & Commercialization Agreement for purposes permitted thereunder, including pursuant to intellectual property or material transfer agreements executed in connection therewith. The [***]SM Material Receiving Party shall not cause the [***]SM Materials to be used by or delivered to or for the benefit of any Third Party without the prior written consent of the [***]SM Transferring Party unless such Third Party is a Third Party subcontractor or, in the case of Celgene, a Sublicensee.

2.12.3 No Warranties; Liability. THE [***]SM MATERIALS SUPPLIED BY THE [***]SM TRANSFERRING PARTY UNDER THIS SECTION 2.12 ARE SUPPLIED “AS IS” AND, EXCEPT AS OTHERWISE SET FORTH IN THIS [***]SM AGREEMENT, THE [***]SM TRANSFERRING PARTY MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE [***]SM MATERIALS OR USE THEREOF DO NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER PROPRIETARY RIGHTS OF A THIRD PARTY. The [***]SM Material Receiving Party assumes all liability for damages that may arise from its use, storage or disposal of the [***]SM Materials. Except as otherwise set forth in this [***]SM Agreement, the [***]SM Transferring Party shall not be liable to the [***]SM Material Receiving Party for any loss, claim or demand made by the [***]SM Material Receiving Party, or made against the [***]SM Material Receiving Party by any Third Party, due to or arising from the use of the [***]SM Materials, except to the extent such loss, claim or demand is caused by the negligence, recklessness or willful misconduct of the [***]SM Transferring Party.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

15

2.13 Celgene Assays. Notwithstanding anything to the contrary in this [***]SM Agreement, and subject to Section 5.3 of the Master Collaboration Agreement, nothing herein shall be construed to [***] of this [***]SM Agreement; provided that the foregoing shall not be deemed to grant to Celgene any license under the OncoMed [***]SM IP or any other intellectual property rights or materials Controlled by OncoMed beyond the licenses set forth in Sections 7.1.1, 7.1.2 and 7.1.7.

2.14 Reversion of Rights.

2.14.1 No [***]SM Program Compound. With respect to each [***]SM Selected Target, if Celgene has not delivered a [***]SM Program Compound Identification Notice pursuant to Section 2.6.4 prior to expiration of the [***]SM Selected Target Research Term for such [***]SM Selected Target, then, upon expiration of such [***]SM Selected Target Research Term for such [***]SM Selected Target, all rights granted by OncoMed to Celgene with respect to such [***]SM Selected Target and [***]SM OncoMed Assays relating thereto shall revert to OncoMed.

2.14.2 Other Programs. For the avoidance of doubt, the reversion events described in this Section 2.14 shall not affect in any way any rights of either Party with respect to any Program under the Master Collaboration Agreement (including the [***] Umbrella Program and each [***] Designated Program), nor any Licensed Program or Co-Co Program, as applicable, under any executed Development & Commercialization Agreement.

2.14.3 [***]. The Parties will keep records of the HSM Program Compounds that are designed, discovered, generated, invented or conceived under this [***]SM Agreement. If the rights granted to Celgene under this [***]SM Agreement revert pursuant to this Section 2.14 with respect to a [***]SM Selected Target, then [***] under the [***]SM Research Plan and that are (i) [***] or (ii) [***] in each case of (i) and (ii), [***], in each case that are [***] or otherwise [***].

2.15 OncoMed Assay Technology. During the [***]SM Term, OncoMed shall transfer to Celgene the [***] under the [***]SM Research Plan or any [***]SM Selected Target Development Plan, in accordance with the [***]SM Research Plan or [***]SM Selected Target Development Plan. Unless OncoMed otherwise expressly agrees in writing, OncoMed shall have [***]. For clarity, OncoMed shall have [***].

2.16 Clarification. While [***] performing activities under this Agreement, if [***] to be transferred to [***] under this Agreement, [***] under this Agreement shall be [***].

2.17 [***]SM Compound Information. Celgene shall have no obligation to transfer to OncoMed [***] under the [***]SM Selected Target Program. For clarity, the [***], shall be Celgene Confidential Information and Celgene shall [***] provided under this Article 2.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

16

2.18 Covenant During [***]SM Term. Commencing on the [***]SM Agreement Effective Date until expiration of OncoMed’s exclusivity obligations pursuant to Article 5 with respect to the [***]SM Program, neither OncoMed nor its Affiliates will (a) assign, transfer, convey, encumber (including any liens or charges, but excluding any licenses, which are the subject of subclause (b), below) or dispose of, or enter into any agreement with any Third Party to assign, transfer, convey, encumber (including any liens or charges, but excluding any licenses, which are the subject of subclause (b), below) or dispose of, any assets [***] (the “[***]SM Program Assets”), except to the extent such assignment, transfer, conveyance, encumbrance or disposition would not conflict with or adversely affect in any respect any of the rights granted to Celgene hereunder, (b) license or grant to any Third Party, or agree to license or grant to any Third Party, any rights to any [***]SM Program Assets if such license or grant would conflict with or adversely affect in any respect any of the rights granted to Celgene hereunder, or (c) [***] the [***]SM Program Assets to any Third Party if such [***] would impair or conflict in any respect with any of the rights granted to Celgene hereunder.

ARTICLE 3.

LEAD CANDIDATE DEVELOPMENT AND COMMERCIALIZATION

3.1 Development; Commercialization.

3.1.1 Responsibility. On a [***]SM Selected Target-by-[***]SM Selected Target basis, as of and after the first [***]SM Program Compound Identification Date for such [***]SM Selected Target, Celgene will assume sole responsibility for, and control of, further Developing, Manufacturing and Commercializing [***]SM Program Compounds, [***]SM Products and related Diagnostic Products with respect to such [***]SM Selected Target in the Field in the [***]SM Territory, and, except as otherwise set forth in this [***]SM Agreement, will have sole responsibility for all costs and expenses arising from the Development, Manufacture and Commercialization of such [***]SM Program Compounds and [***]SM Products in the Field in the [***]SM Territory.

3.1.2 Development Meetings and Reports. On [***], at least [***] per year at JSC meetings on and after the first [***]SM Program Compound Identification Date, Celgene shall provide written progress reports to the JSC on the status of its activities with respect to Development of [***].

3.1.3 Commercialization Reports. On a [***]SM Selected Target-by-[***]SM Selected Target basis, from the earlier of [***] and for the remainder of the [***]SM Term, Celgene shall provide a written progress report at least [***] at JSC meetings on the status of its Commercialization activities with respect to such [***]SM Product.

3.2 Regulatory. For the avoidance of doubt, as set forth in Section 2.7, Celgene will continue to lead and have sole control of all efforts with Regulatory Authorities regarding the Development, Manufacture and Commercialization of [***]SM Program Compounds, [***]SM Products and related Diagnostic Products, and any applicable [***]SM Developed Assays, with respect to each [***]SM Selected Target in the Field in the [***]SM Territory, including taking full responsibility for preparing and filing the relevant Regulatory Materials and seeking Regulatory Approval.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

17

3.3 Assistance. For the avoidance of doubt, as set forth in Section 2.8, OncoMed will continue to cooperate with Celgene to provide all reasonable assistance, including any documentation, and upon written request by Celgene to transfer to Celgene any additional Know-How licensed to Celgene under Section 7.1.2 that is necessary or reasonably useful to facilitate Celgene in any Development, Manufacture or Commercialization efforts outside the scope of the [***]SM Research Plan and any [***]SM Selected Target Development Plan related to each [***]SM Selected Target, and [***]SM Program Compounds, [***]SM Products and related Diagnostic Products, and any applicable [***]SM OncoMed Assays and [***]SM Developed Assays with respect to such [***]SM Selected Target. Such cooperation will include providing Celgene with reasonable access by teleconference or in-person at OncoMed’s facilities to OncoMed personnel involved in the Research, Development, Manufacture and Commercialization of such [***]SM Selected Targets, and [***]SM Program Compounds, [***]SM Compounds, [***]SM Products and related Diagnostic Products, and any applicable [***]SM OncoMed Assays and [***]SM Developed Assays with respect to such [***]SM Selected Target to provide Celgene with a reasonable level of assistance and consultation in connection with the transfer of such Know-How. Notwithstanding the foregoing, OncoMed shall have [***].

3.4 Records; Reports; Results. On a [***]SM Selected Target-by-[***]SM Selected Target basis, Celgene shall maintain complete, current and accurate records of all development activities conducted by it with respect to such [***]SM Selected Target hereunder, and all data and other information resulting from such activities. Such records shall [***]. Celgene shall document all non-clinical studies and Clinical Trials in formal written study records according to applicable Laws, including national and international guidelines such as ICH, GCP, GLP and GMP. OncoMed shall have the right to [***].

3.5 Governance. Notwithstanding anything to the contrary in Section 2.10, subject to Celgene’s obligation to report to the JSC as provided in Sections 3.1.2 and 3.1.3 and the JSC’s responsibilities under Section 4.2.4(c) of the Master Collaboration Agreement, on a [***]SM Selected Target-by-[***]SM Selected Target basis, on and after the first [***]SM Program Compound Identification Date, [***], in each case subject to the terms and conditions of this Agreement.

ARTICLE 4.

ANTITRUST AND COMPETITION LAW COMPLIANCE

4.1 Antitrust Compliance. For the avoidance of doubt, the Parties shall continue to comply with Section 3.2 of the Master Collaboration Agreement.

ARTICLE 5.

EXCLUSIVITY

5.1 Exclusivity. Article 5 of the Master Collaboration Agreement sets forth the Parties’ respective exclusivity obligations, with respect to the [***]SM Program.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

18

ARTICLE 6.

FINANCIAL TERMS

6.1 Upfront Payment. In consideration for the rights granted to Celgene under this [***]SM Agreement, Celgene shall, within [***] after the [***]SM Agreement Effective Date, pay to OncoMed an upfront payment in an amount equal to [***].

6.2 Research Expenses. As between the Parties, except as expressly set forth herein, each Party shall be responsible for any costs and expenses it incurs with respect to the conduct of any activities allocated to it under the [***]SM Research Plan or any [***]SM Selected Target Development Plan.

6.3 Milestones.

6.3.1 Milestone Events. [***], Celgene shall make the following milestone payments to OncoMed that are set forth below upon the [***] achievement by or on behalf of Celgene, its Affiliates or Sublicensees of the milestone events set forth below with respect to the first [***]SM Product for such [***]SM Selected Target that achieves such event.

Milestone Event [***]	Milestone Payments (in $ millions)
[***]	[***]

†	With respect to Milestones [***], and on a [***], the [***]such Milestone. For the avoidance of doubt, [***] for purposes of this [***]SM Agreement. (For example, [***] for purposes of this [***]SM Agreement.)
‡	With respect to Milestones [***]. With respect to Milestones [***].

6.3.2 Milestone Payment Terms. With respect to each [***]SM Selected Target, upon achievement by or on behalf of Celgene, its Affiliates or Sublicensees of any milestone event set forth in Section 6.3.1, Celgene shall promptly (but in no event more than [***] after achievement thereof) notify OncoMed of such achievement, and Celgene shall pay OncoMed the corresponding milestone payment within [***] after issuance by OncoMed of an invoice for such milestone payment. For clarity, Celgene shall be obligated to make a milestone payment corresponding to each of the events set forth in Section 6.3.1 [***].

6.4 Royalties.

6.4.1 Royalties for [***]SM Products. On a [***]SM Product-by-[***]SM Product basis, Celgene shall pay OncoMed royalties on Annual [***]SM Net Sales by Celgene, its Affiliates and Sublicensees in the [***]SM Territory (i.e., worldwide), for such [***]SM Product at the royalty rates set forth below:

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

19

Annual [***]SM Net Sales worldwide ([***])	Royalty Rate
[***]	[***]

For example, if worldwide Annual [***]SM Net Sales of a [***]SM Product by Celgene, its Affiliates and Sublicensees was [***], the royalties payable with respect to such Annual [***]SM Net Sales, [***]

6.4.2 Royalties for Diagnostic Products. On a [***]SM Product-by-[***]SM Product basis, Celgene shall pay OncoMed royalties on Annual [***]SM Net Sales by Celgene, its Affiliates and Sublicensees in the [***]SM Territory (i.e. worldwide), of any Diagnostic Product sold for [***] such [***]SM Product that is [***] at the royalty rate set forth below; provided, that if such Diagnostic Product is sold by Celgene, its Affiliate or Sublicensee for [***] (as defined in the Form of Co-Development and Co-Commercialization Agreement attached to the Master Collaboration Agreement as Exhibit B) [***], then the royalty rate shall be [***].

Annual [***]SM Net Sales worldwide of Diagnostic Product (Per [***]SM Selected Target and per [***]SM Product for such [***]SM Selected Target)	Royalty Rate
On all Annual [***]SM Net Sales of such Diagnostic Product worldwide by Celgene, its Affiliates and Sublicensees	[***]

6.5 Royalty Payment Terms.

6.5.1 [***]SM Royalty Term. Celgene’s royalty obligations to OncoMed under Section 6.4.1 (with respect to [***]SM Products) and Section 6.4.2 (with respect to Diagnostic Products) shall be on a [***]SM Product-by-[***]SM Product (or Diagnostic Product-by-Diagnostic Product, if applicable) and country-by-country basis for the applicable [***]SM Royalty Term for such [***]SM Product (or Diagnostic Product) in such country; provided that, subject to Section 6.5.5, the royalty amounts payable with respect to [***]SM Net Sales of [***]SM Products (or Diagnostic Product) shall be reduced, on a [***]SM Product-by-[***]SM Product (or Diagnostic Product-by-Diagnostic Product, if applicable) and country-by-country basis, to [***] of the amounts otherwise payable pursuant to Section 6.4.1 or Section 6.4.2, as applicable, during any portion of the [***]SM Royalty Term in which [***]. Only one royalty shall be payable by Celgene to OncoMed for each sale of a [***]SM Product or Diagnostic Product.

6.5.2 Royalty Reduction for Comparable [***]SM Third Party Product Competition. If, on a [***]SM Product-by-[***]SM Product, country-by-country and Calendar Quarter-by-Calendar Quarter basis,

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

20

(a) A Comparable [***]SM Third Party Product(s) has [***]; or

(b) A Comparable [***]SM Third Party Product(s) has [***];

Then, subject to Section 6.5.5, the royalties payable with respect to [***]SM Net Sales of such [***]SM Product pursuant to Section 6.4.1 in such country during such Calendar Quarter shall be reduced by [***] if subsection (a) applies and [***] if subsection (b) applies, respectively, of the royalties otherwise payable pursuant to Section 6.4.1. [***].

6.5.3 Cumulative Effect of Royalty Reductions. Subject to Section 6.5.5, in no event shall the royalty reductions described in Sections 6.5.1 and 6.5.2, alone or together, reduce the royalties payable by Celgene pursuant to this Section 6.5 to less than [***] pursuant to Section 6.4.1 or Section 6.4.2, as applicable. Celgene may [***].

6.5.4 Royalty Reduction for Third Party Payments. Subject to Section 6.5.5, the royalty rates set forth in Sections 6.4.1 and 6.4.2 shall be reduced, on a [***]SM Product-by-[***]SM Product (with respect to such [***]SM Selected Target) and Diagnostic Product-by-Diagnostic Product, country-by-country and Calendar Quarter-by-Calendar Quarter basis, by an amount equal to [***] in a Calendar Quarter on sales of such [***]SM Product (or Diagnostic Product) in such Calendar Quarter with respect to licenses under Third Party Patents that are [***] with respect to such [***]SM Product (or Diagnostic Product) in such country.

6.5.5 Royalty Floor. In the event any royalty reduction occurs pursuant to Sections 6.5.1, 6.5.2, 6.5.3 or 6.5.4 of this [***]SM Agreement, such reduction may only reduce the amount payable to OncoMed down to an effective royalty rate of [***] the currently-applicable royalty rate with respect to each tier in the table set forth in Section 6.4.1. For clarity, any [***]. Celgene may [***].

6.5.6 Payment of Royalties. Celgene shall: (a) within [***] following the end of each Calendar Quarter in which a royalty payment accrues, provide to OncoMed a report for each country in the [***]SM Territory in which sales of [***]SM Product or related Diagnostic Product occurred in the Calendar Quarter covered by such statement, specifying: the gross sales (if available) and [***]SM Net Sales in each country’s currency; the applicable royalty rate under this [***]SM Agreement; the royalties payable in each country’s currency, including an accounting of deductions taken in the calculation of [***]SM Net Sales in accordance with Celgene’s Accounting Principles; the applicable exchange rate to convert from each country’s currency to U.S. Dollars under Section 6.6.1; and the royalties payable in U.S. Dollars, and (b) make the royalty payments owed to OncoMed hereunder in accordance with such royalty report in arrears, within [***] from the end of each Calendar Quarter in which such payment accrues.

6.5.7 Discounted Sales. It is possible that a [***]SM Product could be included as part of a package of products offered to customers by Celgene or its Affiliates or Sublicensees, and that discounts on packages including a [***]SM Product (a “Package”) may be offered in the [***]SM Territory. Neither Celgene, its Affiliates nor Sublicensees shall discount the price of a [***]SM Product sold as part of a Package [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

21

6.6 Additional Payment Terms.

6.6.1 Accounting. All payments hereunder shall be made in the United States in U.S. Dollars by wire transfer to a bank in the U.S. designated in writing by OncoMed. Conversion of sales or other amounts recorded in local currencies to Dollars shall be performed in a manner consistent with [***].

6.6.2 Late Payments. Any payments or portions thereof due hereunder that are not paid on the date such payments are due under this [***]SM Agreement shall bear interest at an annual rate equal to the lesser of: (a) [***], or any successor thereto, at 12:01 a.m. on the first day of each Calendar Quarter in which such payments are overdue or (b) the maximum rate permitted by applicable Law; in each case calculated on the number of days such payment is delinquent, compounded monthly.

6.6.3 Tax Withholding.

(a) Tax Withholding. Each Party shall be entitled to deduct and withhold from any amounts payable under this [***]SM Agreement such taxes as are required to be deducted or withheld therefrom under any provision of applicable Law. The Party that is required to make such withholding will: (i) deduct those taxes from such payment, (ii) timely remit the taxes to the proper taxing authority, and (iii) send evidence of the obligation together with proof of tax payment to the other Party on a timely basis following that tax payment; provided, however, that before making any such deduction or withholding, the withholding Party shall give the other Party notice of the intention to make such deduction or withholding (such notice, which shall include the authority, basis and method of calculation for the proposed deduction or withholding, shall be given at least a reasonable period of time before such deduction or withholding is required, in order for such other Party to obtain reduction of or relief from such deduction or withholding). Each Party agrees to cooperate with the other Party in claiming refunds or exemptions from such deductions or withholdings under any relevant agreement or treaty which is in effect to ensure that any amounts required to be withheld pursuant to this Section 6.6.3(a) are reduced in amount to the fullest extent permitted by applicable Laws. In addition, the Parties shall cooperate in accordance with applicable Laws to [***] in connection with this [***]SM Agreement.

(b) Tax [***]. Notwithstanding the foregoing, and subject to Section 6.9.3(b) of the Master Collaboration Agreement, if either Party (or its assignee pursuant to Section 11.4) takes any action after the [***]SM Agreement Effective Date or if such Party had taken an action during the [***]SM Option Term (including an assignment pursuant to Section 11.4) and if as a result of such action, such Party (or its assignee pursuant to Section 11.4) is required by applicable Law to [***], or if such action results in [***] and such [***], then any such amount payable shall [***] so that, after making all required [***] as the case may be, the other Party (or its assignee pursuant to Section 11.4) [***]; provided, however, that the [***] to the extent that such[ [***] but for (A) the [***], or (B) [***]. For purposes of this Section 6.6.3(b), “action” shall be deemed to include any [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

22

(c) Tax Documentation. Each Party has provided a properly completed and duly executed IRS Form W-9 to the other Party. Each Party and any other recipient of payments under this Agreement shall provide to the other Party, at the time or times reasonably requested by such other Party or as required by applicable Law, such properly completed and duly executed documentation (for example, IRS Forms W-8 or W-9) as will permit payments made under this Agreement to be made without, or at a reduced rate of, withholding for taxes.

6.7 Records Retention by Celgene; Review by OncoMed.

6.7.1 Royalty Records. With respect to payments to be made by Celgene under Sections 6.3 and 6.4, Celgene agrees to keep, and to require its Affiliates and Sublicensees to keep, for at least [***] from the end of the Calendar Year to which they pertain, complete and accurate records of transfer and sales by Celgene or its Affiliates or Sublicensees, as the case may be, of each [***]SM Product and related Diagnostic Product, in sufficient detail to allow the accuracy of the payments made thereunder to be confirmed.

6.7.2 Review. Subject to the other terms of this Section 6.7.2, at the request of OncoMed, which shall not be made more frequently than twice per Calendar Year during the [***]SM Term, upon at least [***] prior written notice from OncoMed, and at the expense of OncoMed, Celgene shall permit an independent, nationally-recognized certified public accountant selected by OncoMed and reasonably acceptable to Celgene to inspect (during regular business hours) the relevant records required to be maintained by Celgene under Section 6.7.1. In every case the accountant must have previously entered into a confidentiality agreement with both Parties substantially similar to the provisions of Article 8 of the Master Collaboration Agreement and limiting the disclosure and use of such information by such accountant to authorized representatives of the Parties and the purposes germane to Section 6.7.1. Results of any such review shall be binding on both Parties absent manifest error. OncoMed shall treat the results of any such accountant’s review of Celgene’s records as Confidential Information of Celgene subject to the terms of Article 8 of the Master Collaboration Agreement. If any review reveals a deficiency or overpayment in the calculation and/or payment of royalties by Celgene, then (a) Celgene or OncoMed shall promptly pay the other Party the amount remaining to be paid, and (b) if such underpayment is by [***] or more in any Calendar Year, Celgene shall, within [***] of invoice therefor, pay the reasonable out-of-pocket costs and expenses incurred by OncoMed in connection with the review.

6.7.3 Michigan Reporting. In addition to Celgene’s obligations under Sections 6.7.1 and 6.7.2, and OncoMed’s right to audit set forth in Section 6.7.2, Celgene agrees and acknowledges that OncoMed is required to provide to the University of Michigan periodic reports relating to the gross sales and [***]SM Net Sales of Products and Processes (as such terms are defined in the Michigan Agreement) in accordance with Section 5.1 of the Michigan Agreement. Celgene shall keep true and accurate records and books of account, and open such books and records for inspection by the University of Michigan, for a duration of four (4) years from the date of origination of such books or records, in accordance with Section 5.3 of the Michigan Agreement. Upon request by OncoMed, Celgene shall provide to OncoMed any such books and records necessary for OncoMed to comply with its obligations under the Michigan Agreement.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

23

ARTICLE 7.

INTELLECTUAL PROPERTY

7.1 Licenses.

7.1.1 Research Licenses.

(a) License to Celgene. During the [***]SM Term, subject to the terms and on the conditions set forth in this [***]SM Agreement, OncoMed hereby grants to Celgene a non-exclusive, worldwide, royalty-free right and license, with the right to grant sublicenses (subject to Section 7.1.3), under the OncoMed [***]SM IP solely to permit Celgene to conduct its activities as contemplated under the [***]SM Research Plan or any [***]SM Selected Target Development Plan as part of the [***]SM Program or the applicable [***]SM Selected Target Program, respectively, and otherwise in accordance with the terms of this [***]SM Agreement.

(b) License to OncoMed. Subject to the terms and on the conditions set forth in this [***]SM Agreement, Celgene hereby grants to OncoMed a non-exclusive, worldwide, royalty-free right and license, with the right to grant sublicenses (subject to Section 7.1.3), under (i) the Patents and/or Know-How included in [***], and (ii) Celgene’s rights in the [***], solely (A) for the purposes of performing activities set forth in the [***]SM Research Plan or [***]SM Selected Target Development Plan, or if Celgene requests OncoMed to perform activities with respect to the [***]SM Program or [***]SM Selected Target Program, and OncoMed agrees to perform such activities, in accordance with Article 2 of this [***]SM Agreement and (B) to the extent required to permit OncoMed to conduct such activities (if any) (provided, that with respect to [***] such license shall solely include the right for OncoMed to use [***] respectively, for such purposes). The licenses granted under this Section 7.1.1(b) shall terminate upon completion of all OncoMed activities under the [***]SM Research Plan and all [***]SM Selected Target Development Plans.

7.1.2 Commercialization Licenses. Subject to the terms and on the conditions set forth in this [***]SM Agreement, OncoMed hereby grants to Celgene a worldwide, exclusive (even as to OncoMed and its Affiliates) license, with the right to grant sublicenses (subject to Section 7.1.3), under the OncoMed [***]SM IP to Develop, Manufacture, have Manufactured, use, offer for sale, sell, import and otherwise Commercialize [***]SM Program Compounds, [***]SM Products and related Diagnostic Products, in the Field in the [***]SM Territory. For the avoidance of doubt, in the event of a reversion event as set forth in Section 2.14, the license set forth in this Section 7.1.2, solely with respect to such [***]SM Selected Target shall terminate as set forth in Section 2.14.1.

7.1.3 Sublicenses. Celgene shall have the right to grant sublicenses under the rights granted to it under Section 7.1.1(a) or 7.1.2, without the prior written consent of OncoMed, to any (a) Affiliate of Celgene, (b) Third Party subcontractor engaged by Celgene, and (c) with respect to a [***]SM Selected Target, any Third Party for the Development or Commercialization of any [***]SM Program Compound, [***]SM Product or related Diagnostic Product, provided that in the event Celgene grants a sublicense under this Section 7.1.3(c), Celgene shall provide OncoMed with a fully-executed copy of any agreement (redacted as necessary to protect confidential or commercially sensitive information unrelated to the subject

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

24

matter of this [***]SM Agreement) reflecting any such sublicense promptly after the execution thereof. OncoMed shall have the right to grant sublicenses under the rights granted to it under Section 7.1.1(b), without the prior consent of Celgene, to any (x) Affiliate of OncoMed, and (y) Third Party subcontractor engaged by OncoMed to perform activities on behalf of OncoMed as required by this [***]SM Agreement. Each sublicense granted by either Party under this Section 7.1.3 shall be subject to and consistent with the terms and conditions of this [***]SM Agreement.

7.1.4 Rights Retained by the Parties. For purposes of clarity, each Party retains the rights under Know-How and Patents Controlled by such Party not expressly granted to the other Party pursuant to this [***]SM Agreement.

7.1.5 No Implied Licenses. Except as explicitly set forth in this [***]SM Agreement, neither Party shall be deemed by estoppel or implication to have granted the other Party any license or other right to any intellectual property of such Party.

7.1.6 Section 365(n) of the Bankruptcy Code. All licenses granted under this [***]SM Agreement are deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined in Section 101 of such Code. Each Party, as licensee, may fully exercise all of its rights and elections under the Bankruptcy Code. The Parties further agree that, if a Party elects to retain its rights as a licensee under any Bankruptcy Code, such Party shall be entitled to complete access to any technology licensed to it hereunder and all embodiments of such technology. Such embodiments of the technology shall be delivered to the licensee Party not later than: (a) the commencement of bankruptcy proceedings against the licensor, upon written request, unless the licensor elects to perform its obligations under the [***]SM Agreement, or (b) if not delivered under Section 7.1.6(a), upon the rejection of this [***]SM Agreement by or on behalf of the licensor, upon written request. Any agreements supplemental hereto will be deemed to be “agreements supplementary to” this [***]SM Agreement for purposes of Section 365(n) of the Bankruptcy Code.

7.1.7 OncoMed Assay Technology Back-up License. During the [***]SM Term, as applicable, OncoMed hereby grants, and shall cause its Affiliates to grant, to Celgene a non-exclusive, worldwide, royalty-free and fully paid-up right and license, with the right to grant and authorize sublicenses (subject to Section 7.1.3), under the OncoMed Assay Technology solely to the extent transferred to Celgene under an [***]SM Material Transfer Agreement pursuant to Section 2.12 and solely to the extent necessary (if at all) to permit Celgene to conduct its activities with respect to the [***]SM Program, as contemplated under the applicable [***]SM Research Plan or [***]SM Selected Target Development Plan and otherwise in accordance with the terms of this [***]SM Agreement.

7.1.8 Co-Invented Biologic Technology and Co-Invented Celgene Owned Inventions. Sections 7.1.8 and 7.1.9 of the Master Collaboration Agreement shall apply.

7.1.9 Celgene Products. Section 7.1.6 of the Master Collaboration Agreement shall apply.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

25

7.1.10 No License to Excluded Targets. Notwithstanding anything to the contrary herein, Celgene is not licensed or granted any rights by OncoMed under this Agreement to conduct any activities with respect to Excluded Targets or with respect to any Protein Therapeutics, Diagnostic Products, Small Molecule Compounds or any other compounds to the extent directed thereto.

7.2 Ownership.

7.2.1 Inventorship. Inventorship of Inventions shall be determined by application of U.S. patent law pertaining to inventorship.

7.2.2 Ownership. Ownership of Inventions and intellectual property rights therein arising from the Parties’ activities under this [***]SM Agreement shall be determined in accordance with Section 7.2 of the Master Collaboration Agreement.

7.2.3 Cooperation and Allocation. Sections 7.2.6 and 7.2.7 of the Master Collaboration Agreement shall apply to all Inventions and intellectual property rights therein, that arise in whole or in part as a result of the Parties’ activities under this [***]SM Agreement.

7.3 Prosecution and Maintenance of Patents. Prosecution and Maintenance of all Patents arising as a result of the Parties’ activities pursuant to this [***]SM Agreement shall be carried out in accordance with Section 7.3 of the Master Collaboration Agreement. References to OncoMed Patents in such section shall include all Patents included in the OncoMed [***]SM IP.

7.4 Defense of Claims Brought by Third Parties. If a Party becomes aware of any actual or potential claim that the research, Development, Manufacture or Commercialization of any [***]SM Target, any [***]SM Program Compound, [***]SM Compound, [***]SM Product or any related Diagnostic Product, or [***]SM OncoMed Assay or [***]SM Developed Assay, infringes the intellectual property rights of any Third Party, Section 7.4 of the Master Collaboration Agreement shall apply.

7.5 Enforcement of Patents.

7.5.1 Notice. If any Party learns of an infringement or threatened infringement by a Third Party with respect to any Patent included in the OncoMed [***]SM IP (an “OncoMed [***]SM Patent”), including actual or alleged infringement under 35 USC §271(e)(2) that is or would be infringing activity involving the using, making, importing, offering for sale or selling of compounds or products that are substantially the same as [***]SM Program Compounds or [***]SM Products or related Diagnostic Products (“[***]SM Competitive Infringement”), such Party shall promptly notify the other Party and shall provide such other Party with available evidence of such [***]SM Competitive Infringement. For any [***]SM Competitive Infringement, each Party shall share with the other Party all information available to it regarding such alleged infringement.

7.5.2 Enforcement of OncoMed [***]SM Patents and Celgene Patents.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

26

(a) Initial Enforcement. As between the Parties, and subject to Section 7.7 and Section 7.8:

(i) Celgene shall have the first right, but not the obligation, to institute, prosecute, and control any action or proceeding with respect to any [***]SM Competitive Infringement of (A) any [***] under this [***]SM Agreement and that [***] (such Patents, the “OncoMed [***]SM Product Patents”), and (B) any [***] pursuant to the terms of the Master Collaboration Agreement (the “Celgene [***]SM Patents”), in each case by counsel of its own choice, in Celgene’s own name and under Celgene’s direction and control. The foregoing right of Celgene shall include the right to perform all actions of a reference product sponsor set forth in the U.S. Hatch-Waxman Act or Public Health Service Act, and any ex-U.S. equivalent of the Hatch-Waxman Act (the “Hatch-Waxman Act”).

(ii) OncoMed shall have the first right, but not the obligation, to institute, prosecute, and control any action or proceeding with respect to any [***]SM Competitive Infringement of any [***], by counsel of its own choice, in OncoMed’s own name and under OncoMed’s direction and control, provided that OncoMed shall keep Celgene, through the JSC, reasonably informed as to the status of, and all material developments in such action, and shall consider in good faith the input of Celgene regarding the strategy and handling of such enforcement activities. The foregoing right of OncoMed shall include the right to perform all actions of a reference product sponsor set forth in the Hatch-Waxman Act to the extent permitted under applicable Law, and if OncoMed is limited in performing such actions, Celgene shall reasonably cooperate to enable OncoMed to perform such actions.

(b) Timing. The Party with the first right to institute, prosecute and control any action or proceeding with respect to any [***]SM Competitive Infringement described in Section 7.5.2(a) (a “[***]SM Enforcement Proceeding”) will have a period of [***] after its receipt or delivery of notice and evidence pursuant to Section 7.5.1 or receipt of written notice from a Third Party that reasonably evidences [***]SM Competitive Infringement, to elect to so enforce such OncoMed [***]SM Patent (including any such OncoMed [***]SM Product Patent, if applicable) or Celgene [***]SM Patent (other than a Celgene Background Patent) in the applicable jurisdiction (or to settle or otherwise secure the abatement of such Competitive Infringement), provided however, that such period will be (i) more than [***] to the extent applicable Law prevents earlier enforcement of such OncoMed [***]SM Patent or Celgene [***]SM Patent (such as the enforcement process set forth in or under the Hatch-Waxman Act), and provided further that if such period is extended because applicable Law prevents earlier enforcement, the enforcing Party shall have until the date that is [***] following the date upon which applicable law first permits such [***]SM Enforcement Proceeding, and (ii) less than [***] to the extent that a delay in bringing such [***]SM Enforcement Proceeding against such alleged Third Party infringer would limit or compromise the remedies (including monetary relief, and stay of regulatory approval) available against such alleged Third Party infringer. In the event the enforcing Party does not so elect (or settle or otherwise secure the abatement of such [***]SM Competitive Infringement) before the earlier of (A) the applicable period of time set forth in the preceding subsections (i) and (ii), or (B) [***] before the expiration of any time period under applicable Law, that would, if a [***]SM Enforcement Proceeding was not filed within such time period, limit or compromise the remedies available from such [***]SM

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

27

Enforcement Proceeding, it will so notify the other Party in writing and in the case where such other Party then desires to commence a suit or take action to enforce the applicable OncoMed [***]SM Patent or Celgene [***]SM Patent (excluding any Celgene Background Patent) with respect to such [***]SM Competitive Infringement in the applicable jurisdiction, such other Party will thereafter have the right to commence such a suit or take such action to enforce the applicable OncoMed [***]SM Patent or Celgene [***]SM Patent (excluding any Celgene Background Patent), as applicable (such proceeding, a “[***]SM Step-In Proceeding”), at such other Party’s expense.

(c) Right to Participate; Joinder. The non-enforcing Party in relation to any enforcement action or proceeding set forth in the foregoing subsections (i) and (ii) will have the right, at its own expense and by counsel of its choice, to be represented in any such action or proceeding. In the case of any [***]SM Enforcement Proceeding or [***]SM Step-In Proceeding, at the enforcing Party’s written request, and at the enforcing Party’s expense (subject to Section 7.5.4), the other Party will join any such action or proceeding as a party and will use commercially reasonable efforts to cause any Third Party as necessary to join such action or proceeding as a party if doing so is necessary for the purposes of establishing standing or is otherwise required by applicable Law to pursue such action or proceeding. All time periods set forth in Section 7.5.2(b) shall be subject to applicable Law, which may prevent earlier enforcement.

(d) Cooperation. In addition to the obligations set forth in Sections 7.5.2(a) and 7.5.2(c), each Party will provide to the Party enforcing any such rights under Sections 7.5.2(a) or 7.5.2(b) reasonable assistance and cooperation in such enforcement, at such enforcing Party’s request and expense (subject to Section 7.5.4). The enforcing Party will keep the other Party regularly informed of the status and progress of such enforcement efforts. The Parties will coordinate any [***]SM Enforcement Proceeding with respect to the OncoMed [***]SM Patents or Celgene [***]SM Patents (other than Celgene Background Patents) directly and not through the Patent Committee. Each Party bringing any such action or proceeding in accordance with this Section 7.5 shall have an obligation to consult with the other Party and will take comments of such other Party into good faith consideration with respect to the infringement, claim construction, or defense of the validity or enforceability of any claim in any OncoMed [***]SM Patent or Celgene [***]SM Patent, as applicable, that is the subject of such proceeding, provided that the foregoing shall not apply to any such action or proceeding relating to the Celgene Background Patents, which Celgene may conduct at its sole discretion.

(e) Third Party Rights. Notwithstanding Sections 7.5.2(a) through 7.5.2(d), Celgene agrees and acknowledges that:

(i) Article 11 of the Michigan Agreement governs enforcement of the Michigan Patents. Accordingly, Celgene agrees that the provisions of Sections 11.1 through 11.3 of the Michigan Agreement shall be given effect before the provisions of this Section 7.5.2 apply as to actions involving the Michigan Patents.

(ii) OncoMed does not have the right to enforce the Patents licensed to OncoMed pursuant to the MorphoSys Agreement; and

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

28

notwithstanding the foregoing subsections (i) and (ii), each Party’s rights to enforce an OncoMed [***]SM Patent pursuant to this Section 7.5, or to defend against a challenge in any action or proceeding described in Section 7.4, shall be subject to the applicable provisions of any agreements between OncoMed and its licensor. In the event of any conflict between this Section 7.5 and such other agreements, the provisions of the other agreements shall control.

(f) [***] Enforce. Notwithstanding anything to the contrary in this Section 7.5, if [***] with respect to any Patent as set forth in Section 7.5.2(b) would be [***], then [***].

7.5.3 Settlement. A settlement or consent judgment or other voluntary final disposition of a suit under this Section 7.5 [***]; provided, however, that any such settlement, consent judgment or other disposition of any action or proceeding by a Party under this Article 7 shall not, without the consent of the Party not bringing suit, (a) impose any liability or obligation on the Party not bringing suit, (b) include the grant of any license, covenant or other rights to any Third Party that would conflict with or reduce the scope of the subject matter included under the licenses granted to the Party not bringing suit under this [***]SM Agreement, (c) conflict with or reduce the scope of the subject matter claimed in any Patent owned by the Party not bringing suit, or (d) adversely affect the interest of the Party not bringing suit in any material respect, provided that such consent shall not be unreasonably withheld.

7.5.4 Costs and Recoveries. Except as otherwise set forth in this Section 7.5, each Party shall [***] incurred in connection with its activities under this Section 7.5. If a Party commences a [***]SM Enforcement Proceeding or a [***]SM Step-In Proceeding, it shall bear [***] for such action. Any damages or other monetary awards recovered in any action, suit or proceeding brought under this Section 7.5 shall be shared as follows:

(a) Initial Allocation. Such damages or other sums recovered shall first be subject to Section 7.5.2(e) if such damages relate to the Michigan Patents, and then shall be applied to all out-of-pocket costs and expenses incurred by each Party directly in connection with such action (including, for this purpose, [***]). If such recovery is insufficient to cover all such costs and expenses of both Parties, it shall be [***].

(b) Remaining Proceeds. Any remaining proceeds shall, in case of suits with respect to a [***]SM Enforcement Proceeding or a [***]SM Step-In Proceeding relating to any [***]SM Product or related Diagnostic Product under this Section 7.5, be allocated between the Parties such that [***] and [***] of such amount.

7.6 Patent Term Extensions. If, during the [***]SM Term, Celgene wishes to apply to obtain patent term extensions, adjustments, restorations, or supplementary protection certificates under applicable Laws for Patents covering or claiming any [***]SM Product, Section 7.6 of the Master Collaboration Agreement shall apply to any such application.

7.7 OncoMed Platform Technology. Notwithstanding anything to the contrary in Sections 7.3 through 7.6, in no event shall Celgene have any rights to Prosecute, Maintain enforce or defend any Patent that [***].

7.8 Celgene Patents. Section 7.8 of the Master Collaboration Agreement shall apply.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

29

7.9 Regulatory Data Protection. To the extent required or permitted by applicable Law, [***] will use commercially reasonable efforts to promptly, accurately and completely list, with the applicable Regulatory Authorities in the [***]SM Territory during the [***]SM Term, all applicable Patents for any [***]SM Product that Celgene intends to, or has begun to, Commercialize, such listings to include all so called “Orange Book” listings required under the U.S. Hatch-Waxman Act, all so called “Patent Register” listings as required in Canada and all similar listings in any other relevant countries. Prior to such listings, the Parties will meet to evaluate and identify all applicable Patents. Notwithstanding the preceding sentence, [***] of all applicable Patents for such [***]SM Product, regardless of which Party owns such Patent.

7.10 Third Party Licenses. If, at any time during the [***]SM Term, Celgene reasonably determines that any Third Party intellectual property rights may be necessary for the Development, Manufacture or Commercialization of any [***]SM Product or [***]SM Program Compound, that is the subject of research, Development and/or Commercialization efforts under this [***]SM Agreement, then Celgene will notify OncoMed, and Section 7.9 of the Master Collaboration Agreement shall apply. Any amounts due pursuant to any agreement entered into pursuant to Section 7.9 of the Master Collaboration Agreement [***], to the extent provided in Section 6.5.4; [***].

ARTICLE 8.

ONCOMED UPSTREAM AGREEMENTS

8.1 Upstream Obligations. Celgene acknowledges and agrees that all licenses granted under this [***]SM Agreement, to the extent they constitute sublicenses under intellectual property rights owned by a Third Party and licensed or sublicensed to OncoMed under an Existing Agreement and licensed to Celgene pursuant to this [***]SM Agreement are subject to the relevant terms and conditions of the Existing Agreements. Any exclusive licenses that are granted under this [***]SM Agreement that constitute sublicenses under the Existing Agreements are exclusive only to the extent of the exclusive nature of the license granted to OncoMed under the Existing Agreements.

8.2 Michigan Agreement. Without limiting Section 8.1:

8.2.1 Reservation of Rights. Celgene acknowledges that the University of Michigan reserves the right to: (a) practice the Michigan Patents for internal academic research, non-revenue producing public service, and, internal educational (including clinical trials) purposes; and, (b) grant a Limited Research License (as such term is defined in the Michigan Agreement) to other non-profit research institutions. Celgene acknowledges University of Michigan’s ownership interest in all Michigan Patents. Exhibit A of the Michigan Agreement is hereby incorporated by reference.

8.2.2 Covenant Not to Sue. Celgene covenants not to sue, and not to assist other parties in suing, the University of Michigan for claims relating to the Technology (as such term is defined in the Michigan Agreement), the Michigan Patents, and any sublicenses granted under the Michigan Patents pursuant to this [***]SM Agreement.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

30

8.2.3 Assignment of Rights. Celgene agrees and acknowledges that OncoMed shall have the right to assign its rights under this [***]SM Agreement, as a sublicense under the Michigan Patents, to the University of Michigan; provided however that such assignment shall not be effective without the University of Michigan’s prior acceptance of such assignment in writing.

8.2.4 Compliance with Law. Celgene shall comply with all applicable Law relating to the sublicense granted to it under the Michigan Agreement and to the testing, production, importation, transportation, export, packaging, labeling, sale or use of any products or processes covered by the Michigan Patents or otherwise applicable to Celgene’s activities as a sublicensee under the Michigan Agreement, and shall obtain written assurances regarding export and re-export of technical data as the Office of Export Administration Regulations may require, as set forth in Section 17.2 of the Michigan Agreement.

8.2.5 Marking. Celgene shall mark [***]SM Products that are covered by the Michigan Patents with legally sufficient patent notices to the extent feasible, as set forth in Section 20 of the Michigan Agreement.

ARTICLE 9.

INDEMNIFICATION; INSURANCE

9.1 Indemnification by Celgene. Celgene shall indemnify, defend and hold harmless the OncoMed Indemnitees, from and against any and all Damages to the extent arising out of or relating to, directly or indirectly, from any Claim based upon:

(a) the gross negligence or willful misconduct of Celgene or its Affiliates and its or their respective directors, officers, employees and agents, in connection with Celgene’s performance of its obligations or exercise of its rights under this [***]SM Agreement;

(b) any breach of any representation, warranty, covenant, agreement or obligation under this [***]SM Agreement; or

(c) the Development, Manufacture or Commercialization by Celgene, its Affiliate or Sublicensee of any [***]SM Product, including any Product Liability claims in the [***]SM Territory or any personal injury, property damage or other damage, in each case, resulting from any of the foregoing activities described in this Section 9.1(c), provided that Celgene shall have no obligation to indemnify, defend and hold harmless the OncoMed Indemnitees under this Section 9.1(c) from or against any Damages arising out of or relating to, directly or indirectly, any Claim in the [***]SM Territory brought against OncoMed Indemnitees [***]; it being understood and agreed that this Section 9.1(c) shall not [***];

in each case, provided however that, such indemnity shall not apply to the extent OncoMed has an indemnification obligation pursuant to Section 9.2 for such Damage.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

31

9.2 Indemnification by OncoMed. OncoMed shall indemnify, defend and hold harmless the Celgene Indemnitees, from and against any and all Damages to the extent arising out of or relating to, directly or indirectly, from any Claim based upon:

(a) the gross negligence or willful misconduct of OncoMed or its Affiliates or its or their respective directors, officers, employees and agents, in connection with OncoMed’s performance of its obligations or exercise of its rights under this [***]SM Agreement; or

(b) any breach of any representation, warranty, covenant, agreement or obligation under this [***]SM Agreement.

in each case, provided however that, such indemnity shall not apply to the extent Celgene has an indemnification obligation pursuant to Section 9.1 for such Damage.

9.3 Notice of Claims. A Claim to which indemnification applies under Section 9.1 or Section 9.2 shall be referred to herein as an “Indemnification Claim.” If the Indemnitee intends to claim indemnification under this Article 9, the Party claiming indemnification (the “Indemnitee”) shall notify the indemnifying Party (the “Indemnitor”) in writing, promptly upon becoming aware of an Indemnification Claim, describing in reasonable detail the facts giving rise to the Indemnification Claim; provided, that an Indemnification Claim in respect of any action at law or suit in equity by or against a Third Party as to which indemnification shall be sought shall be given promptly after the action or suit is commenced (provided that the Indemnitee is aware of such commencement); and provided further, that the failure by an Indemnitee to give such notice shall not relieve the Indemnitor of its indemnification obligation under this [***]SM Agreement except and only to the extent that the Indemnitor is actually prejudiced as a result of such failure to give notice.

9.4 Indemnification Procedures. If an Indemnitee receives written notice of a Claim that the Indemnitee believes may result in a claim for indemnification under this Article 9, such Indemnitee shall deliver an Indemnification Claim to the Indemnitor in accordance with the provisions of Section 9.3. If [***], then the Indemnitor shall have the right to assume and control the defense of the Claim, at its own expense with counsel selected by it and reasonably acceptable to the Indemnitee, by delivering written notice of its assumption of such defense to the Indemnitee within [***] of its receipt of notice of such Claim from the Indemnitor (but the Indemnitor shall in any event have the right to assume and control the defense of a Claim that [***], whichever is first); provided, however, that the Indemnitee shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the Indemnitor, if (a) representation of the Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential conflict of interests between such Indemnitee and Indemnitor, (b) the Indemnitor has failed within a reasonable time to retain counsel, (c) the Indemnitee shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnitor, or (d) [***]. If the Indemnitor assumes and controls the defense of such Claim, the Indemnitor shall keep the Indemnitee reasonably apprised of the status of the Claim and the Indemnitee shall be entitled to otherwise monitor such Claim at its sole cost and expense. If the Claim [***] against or from the Indemnitee or if the Indemnitor does not assume the defense of the Claim as described in this Section 9.4, the Indemnitee shall be permitted to assume and control the defense of such Claim (but shall have no obligation to do so) and in such event shall be entitled to settle or compromise the Indemnification Claims in its sole and reasonable discretion, provided that if the Indemnitee is entitled to assume the defense of the Claim pursuant to this Section 9.4 solely because the

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

32

Claim [***] against or from the Indemnitee, then the Indemnitee shall not settle or compromise such Indemnification Claims in any manner that[***] without the prior written consent of the Indemnitor, which consent the Indemnitor shall not unreasonably withhold, condition or delay. If the Indemnitor has assumed and controls the defense of the Claim in accordance with this Section 9.4, (i) the Indemnitee shall not settle or compromise the Indemnification Claim without the prior written consent of the Indemnitor, such consent not to be unreasonably withheld, conditioned or delayed and (ii) the Indemnitor shall not settle or compromise the Indemnification Claim in any manner that would result in the payment of amounts by the Indemnitee, impose any other obligation on the Indemnitee or otherwise have an adverse effect on the Indemnitee’s rights or interests (including any rights under this [***]SM Agreement or the Equity Purchase Agreement or the scope or enforceability of any Patents or Know-How licensed by one Party to another Party pursuant to this [***]SM Agreement or the Master Collaboration Agreement or any executed Development & Commercialization Agreement), without the prior written consent of the Indemnitee. In each case, the Party that is not controlling the defense of any Claim shall reasonably cooperate with the Party that is controlling the defense of such Claim, at the non-controlling Party’s expense and shall make available to the controlling Party all pertinent information under the control of the non-controlling Party, which information shall be subject to Article 8 of the Master Collaboration Agreement. Each Party shall use commercially reasonable efforts to avoid production of Confidential Information of the other Party (consistent with applicable Law and rules of procedure), and to cause all communications among employees, counsel and other representatives of such Party to be made so as to preserve any applicable attorney-client or work-product privileges.

9.5 Insurance. Each Party shall maintain, at its cost, a program of insurance and/or self-insurance against liability and other risks associated with its activities and obligations under this [***]SM Agreement, including as applicable Clinical Trials, the Commercialization of any [***]SM Program Compound, and such Party’s indemnification obligations hereunder, in such amounts, subject to such deductibles and on such terms as are customary for such Party for the activities to be conducted by it under this [***]SM Agreement.

9.6 LIMITATION OF LIABILITY. EXCEPT (A) FOR A BREACH OF [***], OR (B) FOR CLAIMS THAT ARE SUBJECT TO INDEMNIFICATION UNDER THIS ARTICLE 9 OR (C) FOR DAMAGES DUE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE LIABLE PARTY, NEITHER ONCOMED NOR CELGENE, NOR ANY OF THEIR RESPECTIVE AFFILIATES WILL BE LIABLE TO THE OTHER PARTY TO THIS [***]SM AGREEMENT OR ITS AFFILIATES FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE OR EXEMPLARY DAMAGES OR LOST PROFITS OR LOST DATA, WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY), INDEMNITY OR CONTRIBUTION, AND IRRESPECTIVE OF WHETHER THAT PARTY OR ANY REPRESENTATIVE OF THAT PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

33

ARTICLE 10.

[***]SM LICENSE TERM AND TERMINATION

10.1 Term; Expiration.

10.1.1 [***]SM Term. This [***]SM Agreement shall become effective on the [***]SM Agreement Effective Date and, unless earlier terminated pursuant to this Article 10, shall remain in effect until it expires (the “[***]SM Term”):

(a) on a [***]SM Selected Target-by-[***]SM Selected Target and country-by-country basis, this [***]SM Agreement shall expire on the date of the expiration of all applicable [***]SM Royalty Terms with respect to all [***]SM Products identified in such [***]SM Selected Target Program in such country; and

(b) this [***]SM Agreement shall expire in its entirety upon the expiration of all applicable [***]SM Royalty Terms under this [***]SM Agreement with respect to all [***]SM Products for all [***]SM Selected Targets in all countries in the [***]SM Territory.

10.1.2 Effect of Expiration. After the expiration of the [***]SM Term pursuant to Section 10.1.1 above, the following terms shall apply:

(a) Licenses after [***]SM Selected Target Expiration. After expiration of the [***]SM Term (but not after early termination) with respect to any [***]SM Selected Target in a country in the [***]SM Territory pursuant to Section 10.1.1(a), Celgene shall have an exclusive, fully-paid, royalty-free, irrevocable, non-terminable, worldwide right and license, with the right to grant sublicenses, under the OncoMed [***]SM IP to develop, manufacture, have manufactured, use, offer for sale, sell, import and otherwise commercialize [***]SM Products in such [***]SM Selected Target Program and related Diagnostic Products in the Field in such country in the [***]SM Territory, for so long as it continues to do so.

(b) Licenses after Expiration of [***]SM Agreement. After expiration of the [***]SM Term (but not after early termination) with respect to this [***]SM Agreement in its entirety pursuant to Section 10.1.1(b), Celgene shall have an exclusive, fully-paid, royalty-free, irrevocable, non-terminable, worldwide right and license, with the right to grant sublicenses, under the OncoMed [***]SM IP to develop, manufacture, have manufactured, use, offer for sale, sell, import and otherwise commercialize any and all [***]SM Products and related Diagnostic Products, in the Field in the [***]SM Territory, for so long as it continues to do so.

10.2 Termination Without Cause. At any time during the [***]SM Term, Celgene shall have the right, at its sole discretion, to terminate this [***]SM Agreement on a [***]SM Selected Target-by-[***]SM Selected Target basis with respect to such [***]SM Selected Target and all [***]SM Compounds meeting the [***]SM Lead Candidate Criteria with respect to such [***]SM Selected Target or in its entirety, upon one hundred twenty (120) days prior written notice to OncoMed hereunder; it being understood and agreed that Celgene shall be entitled to terminate upon sixty (60) days’ written notice at any time it reasonably determines that such termination is necessary to comply with any Antitrust Law.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

34

10.3 Termination for Breach.

10.3.1 Termination by Either Party for Breach. Subject to certain variations set forth in Section 10.3.2 with respect to a [***]SM Selected Target this [***]SM Agreement and the rights granted herein may be terminated by either Party for the material breach by the other Party of this [***]SM Agreement on a [***]SM Selected Target-by-[***]SM Selected Target basis prior to identification of a [***]SM Program Compound with respect thereto, provided, that the breaching Party has not cured such breach within sixty (60) days (or thirty (30) days, in the case of Celgene’s payment obligations under this [***]SM Agreement, or the time period provided in Section 10.3.2 with respect to a material breach by Celgene of its obligations with respect to a [***]SM Selected Target for which a [***]SM Program Compound Identification Notice has been issued) (the “Cure Period”) after the date of written notice to the breaching Party of such breach, which notice shall describe such breach in reasonable detail and shall state the non-breaching Party’s intention to terminate this [***]SM Agreement with respect to such [***]SM Selected Target pursuant to this Section 10.3.1. Notwithstanding the preceding sentence, the Cure Period for any allegation made in good faith as to a material breach under this Agreement will run from [***]. Any such termination of this [***]SM Agreement under this Section 10.3.1 shall [***], unless the breaching Party has cured any such breach or default prior to the expiration of such Cure Period, or, if such breach is not susceptible to cure within the Cure Period, then, the non-breaching Party’s right of termination shall be [***]. The Parties understand and agree that [***].

10.3.2 Additional Procedures for Termination by OncoMed For [***]SM Selected Targets for which a [***]SM Program Compound Identification Notice has been Issued. If OncoMed wishes to exercise its right to terminate this [***]SM Agreement pursuant to Section 10.3.1 for Celgene’s material breach of its obligations with respect to the [***]SM Selected Target Program for the [***]SM Selected Target for which a [***]SM Program Compound Identification Notice has been issued, it shall provide to Celgene a written notice of its intent to exercise such right, which notice shall be labeled as a “notice of material breach for a [***]SM Selected Target for which a [***]SM Program Compound Identification Notice has been issued,” and shall state the reasons and justification for such termination and recommending steps which OncoMed believes Celgene should take to cure such alleged breach. For any such notice of breach by OncoMed, the Cure Period shall be one hundred and twenty (120) days, and shall become effective in accordance with Section 10.3.1.

10.3.3 Disagreement as to Material Breach. If the Parties reasonably and in good faith disagree as to whether there has been a material breach pursuant to either Section 10.3.1 or 10.3.2, the Party that disputes that there has been a material breach may contest the allegation by referring such matter, within [***] following such notice of alleged material breach for resolution to the Executive Officers, who shall meet promptly to discuss the matter, and determine, within [***] following referral of such matter, whether or not a material breach has occurred pursuant to Section 10.3.1 or 10.3.2, as applicable. If the Executive Officers are unable to resolve a dispute within such [***] after it is referred to them, the matter will be resolved as provided in Section 12.7 of the Master Collaboration Agreement.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

35

10.3.4 Payments. [***] provided, however, if either Party provides notice of a dispute pursuant to Section 10.3.3 or otherwise and such dispute is resolved in a manner in which no termination of this [***]SM Agreement occurs with respect to such breach or the breaching Party cures the applicable breach during the Cure Period, then upon such resolution or cure [***].

10.4 Termination for Patent Challenge. OncoMed shall have the right to terminate this [***]SM Agreement upon written notice if Celgene or any Affiliate (as defined in Section 1.3(a) of the Master Collaboration Agreement) challenges the validity, scope or enforceability of or otherwise opposes any Patent included in the OncoMed [***]SM IP or the OncoMed Platform Technology that is licensed to Celgene under this [***]SM Agreement (other than as may be necessary or reasonably required to [***]; it being understood and agreed that OncoMed’s right to terminate this [***]SM Agreement under this Section 10.4 shall not apply to [***]; provided that OncoMed’s right to terminate this [***]SM Agreement under this Section 10.4 shall apply to [***]. If a Sublicensee of Celgene challenges the validity, scope or enforceability of or otherwise opposes any Patent included in the OncoMed [***]SM IP or the OncoMed Platform Technology under which such Sublicensee is sublicensed, then Celgene shall, upon written notice from OncoMed, terminate such sublicense. For the avoidance of doubt, an action [***], shall not constitute a challenge under this Section 10.4.

10.5 Termination for Bankruptcy. If either Party makes a general assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over all or substantially all of its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not dismissed, discharged, bonded or stayed within ninety (90) days after the filing thereof, the other Party may terminate this [***]SM Agreement in its entirety effective immediately upon written notice to such Party. In connection therewith, the provisions of Section 7.1.6 shall apply.

10.6 Effects of Expiration or Termination.

10.6.1 License Upon Expiration. Upon expiration (but not upon earlier termination) of this [***]SM Agreement, the licenses granted to Celgene in Section 7.1.1(a) and 7.1.2 shall automatically convert to the applicable license set forth in Section 10.1.2, and the licenses set forth in Section 7.1.7 and 7.1.8 shall survive.

10.6.2 Termination by Celgene Pursuant to Section 10.2, or by OncoMed Pursuant to Section 10.3, 10.4 or 10.5. In the event this [***]SM Agreement is terminated by Celgene pursuant to Section 10.2 or by OncoMed pursuant to Section 10.3, 10.4 or 10.5, then notwithstanding anything contained in this [***]SM Agreement to the contrary, upon the effective date of such termination:

(a) License Termination. All licenses granted to Celgene under this [***]SM Agreement shall terminate in their entirety, Celgene shall cease any and all Development and Commercialization activities with respect to all terminated [***]SM Products, [***]SM Program Compounds, [***]SM Selected Targets and [***]SM OncoMed Assays and all rights in any terminated [***]SM Selected Target and [***]SM OncoMed Assays shall revert to OncoMed;

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

36

(b) Return of Confidential Information. Each Party shall return or destroy all Confidential Information of the other Party with respect to the terminated [***]SM Products, [***]SM Program Compounds and [***]SM Selected Targets and [***]SM OncoMed Assays being Developed or Commercialized under this [***]SM Agreement, as required by Article 8 of the Master Collaboration Agreement, unless such information is practiced by the receiving Party pursuant to licenses retained after any such termination under this [***]SM Agreement, a Development & Commercialization Agreement or the Master Collaboration Agreement; and

(c) [***]. [***] under the [***]SM Research Plan and that are (i) [***], (ii) [***], or (iii) [***] in each case of (i) through (iii), [***], in each case that are [***] or otherwise [***].

10.6.3 Termination by Celgene Pursuant to Section 10.3.1. In the event this [***]SM Agreement is terminated by Celgene pursuant to Section 10.3.1, then (a) all rights and obligations of the Parties under this [***]SM Agreement shall terminate, except (i) the licenses granted in Sections 7.1.1(a) 7.1.2, 7.1.7 and 7.1.8, (ii) Celgene’s payment obligations and the audit rights set forth in Article 6, and (iii) Section 10.8, shall in each of cases (i) through (iii), survive such termination, (b) OncoMed shall return any Confidential Information of Celgene pursuant to Article 8 of the Master Collaboration Agreement that is not necessary to practice any licenses retained by OncoMed following such termination under this [***]SM Agreement, a Development & Commercialization Agreement or the Master Collaboration Agreement, and (c) [***], unless such termination of this [***]SM Agreement is [***].

10.6.4 Termination by Celgene Pursuant to Section 10.5. In the event this [***]SM Agreement is terminated by Celgene pursuant to Section 10.5, then (a) all rights and obligations of the Parties under this [***]SM Agreement shall terminate, except (i) the licenses granted in Sections 7.1.1(a), 7.1.2, 7.1.7 and 7.1.8 (ii) Celgene’s payment obligations and the audit rights set forth in Article 6, and (iii) Section 10.8, shall each survive such termination, and (b) OncoMed shall return any Confidential Information of Celgene in accordance with Article 8 of the Master Collaboration Agreement that is not necessary to practice any licenses retained by OncoMed following such termination under this [***]SM Agreement, a Development & Commercialization Agreement or the Master Collaboration Agreement. For clarity, Celgene’s payment obligations to OncoMed set forth in Article 6 shall remain unchanged by such termination.

10.7 Survival of Sublicensees. Notwithstanding the foregoing, termination of this [***]SM Agreement shall be construed as a termination of any sublicense of any Sublicensee hereunder; provided however that such Sublicensee shall have the right to request that OncoMed grants to such Sublicensee a direct license. OncoMed shall not unreasonably withhold its consent to any such request.

10.8 Surviving Provisions.

10.8.1 Accrued Rights; Remedies. Termination, relinquishment or expiration of this [***]SM Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such termination, relinquishment or expiration, including the payment obligations under Article 6 hereof, and any and all damages or remedies

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

37

(whether in law or in equity) arising from any breach hereunder. Such termination, relinquishment or expiration shall not relieve any Party from obligations which are expressly indicated to survive termination of this [***]SM Agreement. Except as otherwise expressly set forth in this [***]SM Agreement, the termination provisions of this Article 10 are in addition to any other relief and remedies available to either Party under this [***]SM Agreement and at applicable Law.

10.8.2 Survival. Notwithstanding any provision herein to the contrary, any rights or obligations otherwise accrued hereunder (including any accrued payment obligations) shall survive the expiration or termination of this [***]SM Agreement. Further, the rights and obligations of the Parties set forth in the following Sections and Article shall survive the expiration or termination of this [***]SM Agreement, in addition to those other terms and conditions that are expressly stated to survive termination or expiration of this [***]SM Agreement. Further, the rights and obligations of the Parties set forth in the following Sections and Article shall survive the expiration or termination of this [***]SM Agreement: (a) 2.9 (as to activities conducted during the during the [***]SM Term and activities conducted by Celgene following termination by Celgene pursuant to Section 10.6.3 or 10.6.4), 2.11, 2.12.1 (as to [***]SM Materials transferred during the [***]SM Term), 2.12.2 (to the extent that the [***]SM Materials Receiving Party retains a license to use such [***]SM Materials following termination), 2.12.3 (as to [***]SM Materials transferred during the [***]SM Term), 2.13, 2.14, 3.4 (as to activities conducted during the during the [***]SM Term and activities conducted by Celgene following termination by Celgene pursuant to Section 10.6.3 or 10.6.4), 5 (only upon expiration of this Agreement), 6.7.1, 7.1.4, 7.1.5, 7.1.8, 7.1.9, 7.1.10, 7.2, 9 (to the extent applicable to claims arising during the [***]SM Term), 10.1.2, 10.6, 10.7, 10.8, 10.9 and 11; and (b) additionally, if Section 10.6.3 or Section 10.6.4 applies, 3.2, 4.1, 5, 6, 7.1.1(a), 7.1.2, 7.1.3, 7.1.6, 7.1.7, 7.1.8, 7.5 (with respect to Oncomed [***]SM Patents), 7.6, 7.7, 7.8, 7.9, 7.10, 8 and 9 (to the extent applicable to claims arising after such expiration or termination to the extent a Party retains a license from the other Party to Develop, Manufacture or Commercialize Licensed Products or Product Candidates thereafter); provided that such survival shall be limited to any specific time periods set forth in such Articles and Sections. For the avoidance of doubt, except with respect to termination by Celgene pursuant to Section 10.2 and subject to Section 10.3.4, in the event [***].

10.8.3 Commercialization of [***]SM Products Post-Termination. If, after this [***]SM Agreement terminates for any reason, Celgene Commercializes any [***]SM Product that constitutes, incorporates, comprises or contains a [***]SM Program Compound, Celgene’s payment obligations and the audit rights set forth in Article 6 shall survive such termination with respect to such [***]SM Product.

10.9 Relationship to Other Agreements. Termination of this [***]SM Agreement shall not affect in any way the terms or provisions of the Master Collaboration Agreement, any then-existing executed Development & Commercialization Agreement or the Equity Purchase Agreement.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

38

ARTICLE 11.

MISCELLANEOUS

11.1 Confidentiality; Publicity.

11.1.1 Confidentiality. The confidentiality, non-disclosure and non-use obligations set forth in Article 8 of the Master Collaboration Agreement, including each Party’s rights and obligations with respect to publicity and publications set forth in Sections 8.6 and 8.7.2 of the Master Collaboration Agreement, shall apply to the Parties’ performance of all activities under this [***]SM Agreement.

11.1.2 Press Release. No press release will be issued upon or following the [***]SM Agreement Effective Date unless agreed by the Parties pursuant to Section 8.6 of the Master Collaboration Agreement. In all other cases, the issuance of any press release or other public statement by either Party or their respective Affiliates disclosing any information relating to this [***]SM Agreement, the activities hereunder, or the transactions contemplated hereby shall be subject to Section 8.6 of the Master Collaboration Agreement.

11.2 Disclaimer of Warranties. Except as otherwise expressly set forth in this [***]SM Agreement or the Master Collaboration Agreement, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY THAT ANY PATENTS ARE VALID OR ENFORCEABLE, AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT. Without limiting the generality of the foregoing, each Party disclaims any warranties with regards to: (a) the success of any study or test, including the [***]SM Program, commenced under this [***]SM Agreement; (b) the safety or usefulness for any purpose of the technology or materials, including any [***]SM Program Compound, [***]SM Compound, [***]SM Product or related Diagnostic Product, or any [***]SM OncoMed Assay or [***]SM Developed Assay, it provides or discovers under this [***]SM Agreement; or (c) the validity, enforceability, or non-infringement of any intellectual property rights or technology it provides or licenses to the other Party under this [***]SM Agreement.

11.3 Applicability of Terms of Master Collaboration Agreement. In addition to those provisions of the Master Collaboration Agreement that are expressly stated in this [***]SM Agreement to apply to the Parties activities hereunder, Sections 12.1, 12.2, 12.3, 12.5, 12.6, 12.7, 12.8, 12.10, 12.11, 12.12 and 12.13 of the Master Collaboration Agreement shall apply in full to the Party’s performance of all activities under this [***]SM Agreement.

11.4 Assignment.

11.4.1 Generally. This [***]SM Agreement may not be assigned by any Party, nor may any Party delegate its obligations or otherwise transfer licenses or other rights created by this [***]SM Agreement, except as expressly permitted hereunder without the prior written consent of the other Party, which consent will not be unreasonably withheld, delayed or conditioned.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

39

11.4.2 Celgene. Notwithstanding the limitations in Section 11.4.1, Celgene Corp. and Celgene Alpine may assign this [***]SM Agreement, or any rights or obligations hereunder in whole or in part, to (a) one or more Affiliates solely as provided in this Section 11.4.2 or (b) its successor in interest in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this [***]SM Agreement; provided however that, except in the case where Celgene or Celgene Alpine, as applicable, [***], (i) Celgene or Celgene Alpine, as applicable, provides OncoMed with at least [***] advance written notice of any such assignment(s), (ii) prior to such assignment(s), Celgene or Celgene Alpine, as applicable, agrees in a written agreement delivered to OncoMed (and upon which OncoMed may rely) to remain fully liable for the performance of its obligations under this Co-Co Agreement by its assignee(s), and (iii) prior to such assignment(s), the assignee(s) agree in a written agreement delivered to OncoMed (and upon which OncoMed may rely) to assume performance of all such assigned obligations. If Celgene or Celgene Alpine, as applicable, wishes to assign [***], it will be permitted to do so conditioned on [***], pursuant to which [***]. In the case of any assignment by Celgene or Celgene Alpine, as applicable, whether pursuant to Section 11.4.1 or this 11.4.2, Celgene shall [***].

11.4.3 OncoMed. Notwithstanding the limitations in Section 11.4.1, OncoMed may assign this [***]SM Agreement, or any rights or obligations hereunder in whole or in part, to (a) one or more Affiliates solely as provided in this Section 11.4.3 or (b) its successor in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this [***]SM Agreement; provided however that, except in the case where OncoMed [***][, (i) OncoMed provides Celgene with at least [***] advance written notice of any such assignment(s), (ii) prior to such assignment(s), OncoMed agrees in a written agreement delivered to Celgene (and upon which Celgene may rely) to remain fully liable for the performance of its obligations under this [***]SM Agreement by its assignee(s), and (iii) prior to such assignment(s), the assignee(s) agree in a written agreement delivered to Celgene (and upon which Celgene may rely) to assume performance of all such assigned obligations, (iv) in the case of any assignment(s) by OncoMed, [***] and (v) all of the matters referred to in clauses (i), (ii), (iii) and (iv), as applicable, will be set forth in documentation [***] prior to any such assignment(s) [***] and in all cases will [***]. If OncoMed wishes to assign [***], it will be permitted to do so conditioned on [***]. In the case of any assignment by OncoMed, whether pursuant to Section 11.4.1 or this 11.4.3, OncoMed shall [***].

11.4.4 Business Combination. Notwithstanding anything to the contrary in this [***]SM Agreement, with respect to any intellectual property rights controlled by the acquiring party or its Affiliates (if other than one of the Parties to this [***]SM Agreement) involved in any Business Combination of either Party, such intellectual property rights shall not be included in the technology and intellectual property rights licensed to the other Party hereunder to the extent held by such acquirer or its Affiliate (other than the relevant Party to this [***]SM Agreement) prior to such transaction, or to the extent such technology is developed outside the scope of activities conducted with respect to the [***]SM Compounds or [***]SM Products. The OncoMed IP and the Celgene Background IP shall exclude any intellectual property owned or controlled by a permitted assignee or successor and not developed in connection with the Collaboration, [***]SM Program, [***]SM Program Compounds, [***]SM Compounds, [***]SM Products, or related Diagnostic Products, researched, Developed or Commercialized pursuant to this [***]SM Agreement, any other Development & Commercialization Agreement or the Master Collaboration Agreement.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

40

11.4.5 All Other Assignments Null and Void. The terms of this [***]SM Agreement will be binding upon and will inure to the benefit of the successors, heirs, administrators and permitted assigns of the Parties. Any purported assignment in violation of this Section 11.4 will be null and void ab initio.

11.5 Celgene Parties. The Parties hereby acknowledge and agree that (a) Celgene Corp. is the party to this Agreement with respect to all rights and obligations under this Agreement in the United States, provided that with respect to payment obligations under this Agreement, Celgene Corp. is the responsible party with respect to all such payment obligations; (b) Celgene Alpine is the party to this Agreement with respect to all rights and obligations under this Agreement outside of the United States, provided that with respect to payment obligations under this Agreement, Celgene Alpine is not a responsible party with respect to any such payment obligations; and (c) as between OncoMed, on the one hand, and Celgene Corp. and Celgene Alpine, on the other, Celgene Corp. shall undertake all actions permitted or required to be taken by Celgene Corp. and/or Celgene Alpine.

11.6 Entire Agreement. This [***]SM Agreement, together with the attached Exhibits and Schedules, and the Master Collaboration Agreement, including its Exhibits and Schedules, contains the entire agreement by the Parties with respect to the subject matter hereof and supersedes any prior express or implied agreements, understandings and representations, either oral or written, which may have related to the subject matter hereof in any way, and any and all term sheets relating to the transactions contemplated by this [***]SM Agreement and exchanged between the Parties prior to the [***]SM Agreement Effective Date. In the event of any conflict between this [***]SM Agreement and the Master Collaboration Agreement, the Master Collaboration Agreement shall govern.

[Signature Page Follows]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

41

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this [***]SM LICENSE AGREEMENT to be executed by their respective duly authorized officers as of the [***]SM Agreement Effective Date.

ONCOMED PHARMACEUTICALS, INC.	CELGENE CORPORATION

By:	By:

Name:	Name:

Title:	Title:

Solely with respect to the rights and obligations under this [***]SM Agreement outside of the United States (subject to Section 11.5)

CELGENE ALPINE INVESTMENT COMPANY II, LLC

By its managing member, Celgene International Sàrl

By:

Name:

Title:

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[Signature page to [***]SM License Agreement]

EXHIBIT A

[***]SM Selected Targets

[To be updated pursuant to Section 2.3.1]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A - 1

EXHIBIT B

[***]SM Research Plan

[***]

[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B - 1

EXHIBIT C

Initial [***]SM Selected Target Development Plan

[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C - 1

EXHIBIT C-1, C-2, etc.

Specific [***]SM Selected Target Development Plans

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C-1, C-2, etc. - 1

EXHIBIT D

Form of [***]SM Material Transfer Agreement

This [***]SM Material Transfer Agreement No.                      (the “Material Transfer Agreement”) is made as of                      (the “Material Transfer Agreement Effective Date”), pursuant to that certain [***]SM License Agreement, entered into by OncoMed Pharmaceuticals, Inc. and Celgene Corporation, with an effective date of [•], 20[•] (the “[***]SM Agreement”), by and between:

[***]SM Transferring Party: [Please identify transferring party]

And

[***]SM Material Receiving Party: [Please identify receiving party]

for the transfer of:

A. Confidential Information:

[Please identify any Confidential Information other than Materials that would be transferred, e.g., assay protocols. If none, state “None.”]

B. [***]SM Materials:

[Please identify all [***]SM Materials to be transferred by type and name, as well as specifying the amount transferred. If none, state “None.”]

for the purpose of:

[Please describe purpose and scope of use of such Confidential Information and/or [***]SM Materials]

The Parties acknowledge and agree that the transfer of Confidential Information and/or [***]SM Materials pursuant to this [***]SM Material Transfer Agreement will be pursuant to and in accordance with the terms and conditions of the [***]SM Agreement. Any capitalized terms used in this [***]SM Material Transfer Agreement that are not defined herein have the meanings ascribed to them in the [***]SM Agreement.

[Signature Page Follows]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

D -1

IN WITNESS WHEREOF, this [***]SM Material Transfer Agreement is entered into as of the [***]SM Material Transfer Agreement Effective Date, and it is accepted and agreed to by the Parties’ authorized representatives.

For the [***]SM Transferring Party:	For the [***]SM Material Receiving Party:

By:	By:

Name:	Name:

Title:	Title:

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

D - 2

SCHEDULE 1.12

[***]SM Lead Candidate Criteria

[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 1.12 - 1

EXHIBIT I

Press Release

OncoMed and Celgene Announce Strategic Collaboration Advancing Multiple Anti-Cancer Stem Cell Therapeutics to Offer Potential Benefits to Cancer Patients

Celgene Invests in OncoMed’s Demcizumab and Up to Five Additional Preclinical Biologics Programs; OncoMed Leads Early Clinical Trials and Retains Co-Development, Co-Commercialization and Profit Sharing Rights

OncoMed to Receive $177.25 Million Upfront, Including a $22.25 Million Equity Investment

OncoMed to Host a Conference Call this Morning for Investors at 8:30 a.m. ET

REDWOOD CITY, Calif., Dec. 3, 2013 — OncoMed Pharmaceuticals, Inc. (Nasdaq:OMED) and Celgene Corporation (Nasdaq:CELG) today announced an agreement to jointly develop and commercialize up to six anti-cancer stem cell (CSC) product candidates from OncoMed’s biologics pipeline, including demcizumab (OMP-21M18, Anti-DLL4).

OncoMed will control and conduct initial clinical studies at which point Celgene has an option to license worldwide rights to up to six novel anti-CSC therapeutic candidates. OncoMed retains global co-development and U.S. co-commercialization rights for five of the six anti-CSC product candidates with 50/50 U.S. profit sharing, and royalties to be received in other territories. Celgene will also have research, development and commercialization rights to small molecule compounds in an undisclosed cancer stem cell pathway.

Celgene obtains an exclusive option on one of OncoMed’s most advanced clinical candidates, demcizumab, during or after the completion of certain future planned Phase II clinical trials to be conducted by OncoMed. Demcizumab is currently in three Phase Ib clinical studies in combination with standard-of-care therapeutics, including a trial in patients with first-line advanced pancreatic cancer. Subsequent to option exercise, the parties will co-develop demcizumab, sharing global development costs on a 1/3 OncoMed and 2/3 Celgene basis. The companies will co-commercialize demcizumab in the United States with 50/50 profit sharing. Outside the United States, Celgene would lead development and commercialization, with OncoMed eligible to receive milestones and tiered double-digit royalties on sales outside the United States.

In addition to demcizumab, the collaboration includes up to five preclinical- or discovery-stage biologics programs: OncoMed’s anti-DLL4/VEGF bispecific antibody and up to four additional biologics programs targeting either the RSPO-LGR CSC pathway or an additional undisclosed CSC pathway. Celgene obtains exclusive options on these programs during or after completion of certain Phase I clinical trials to be conducted by OncoMed. For the anti-DLL4/VEGF bispecific antibody and three of the four additional biologics programs, OncoMed retains 50/50 U.S. profit sharing and co-commercialization terms, plus 1/3 OncoMed and 2/3 Celgene global development cost-

sharing and mid-single digit to mid-double digit royalties outside the profit-sharing territory. On the fourth biologics program, Celgene would receive an exclusive worldwide license, with OncoMed receiving high-single digit to mid-double digit royalties on worldwide sales. Celgene also obtains an option to conduct small molecule research, development, and commercialization in an undisclosed CSC pathway, with OncoMed eligible to receive milestones and low- to mid-single digit royalties on any resulting small molecule anti-cancer product candidates.

Under the terms of the agreement, OncoMed will receive an upfront payment of $155 million, and Celgene will also purchase approximately $22.25 million in a private placement of newly issued shares of OncoMed’s common stock at a price of $15.13 per share.

The collaboration also includes option exercise payments and payments for achievement of development, regulatory and commercial milestones, paid on a per-program basis. For demcizumab, these payments could total up to approximately $790 million, and include an undisclosed payment for achievement of pre-determined safety criteria in Phase II clinical trials. For the anti-DLL4/VEGF bispecific antibody, option exercise, development, regulatory and commercial payments could total up to $505 million. For the other four biologics, each program is eligible for approximately $440 million of option exercise, development, regulatory and commercial payments. OncoMed could also receive more than $100 million in option exercise, development and regulatory approval payments for the small molecule program. Such total payments include milestones for regulatory approvals in multiple indications per program. OncoMed retains worldwide rights to certain targets in multiple pathways that do not become collaboration programs with Celgene.

“Through this major alliance with Celgene, we gain substantial resources that will enable us to continue to discover and develop new therapeutics independently while positioning OncoMed for substantial potential downstream value and profits. Importantly, by retaining co-development and co-commercialization rights to up to five biologic product candidates in our pipeline, we expect to add commercial capabilities to our core research and development competencies as we continue to build a premier oncology biotherapeutics company,” said Paul J. Hastings, OncoMed’s Chairman and CEO. “Celgene is a preeminent biopharmaceutical innovator with a successful track record of translating unique science into disease-altering therapies that benefit patients, healthcare and society. We can greatly benefit from their expertise and look forward to many years of successful collaboration.”

Tom Daniel, President, Global Research & Early Development, of Celgene said, “We are very pleased to enter into this broad based collaboration with OncoMed, one that holds great promise for cancer patients. Demcizumab’s substantial early clinical activity warrants aggressive yet careful evaluation in several indications where we have strength, including non-small cell lung cancer and pancreatic cancer. The earlier partnerships in the RSPO-LGR and another, undisclosed cancer stem cell pathway provide us complementary and strategically valuable targeting opportunities across both biologic and small molecule modalities in the cancer stem cell arena where OncoMed has provided leadership and great strength.”

Latham & Watkins LLP and Leerink Swann LLC acted as advisors to OncoMed for this transaction.

OncoMed Conference Call

OncoMed management will host a conference call today beginning at 8:30 a.m. ET/5:30 a.m. PT to discuss today’s announcement regarding this strategic collaboration with Celgene Corporation.

Analysts and investors can participate in the conference call by dialing (855) 420-0692 for domestic callers and (484) 756-4194 for international callers. The live conference call will also be webcast and available on the Investor Relations page of OncoMed’s website at www.oncomed.com. Please access the webcast at least 10 minutes prior to the start of the call to ensure time for any software downloads that may be required. A telephone replay will be available following the conclusion of the call by dialing (855) 859-2056 for domestic callers and (404) 537-3406 for international callers using the passcode 19812706.

About Cancer Stem Cells

Cancer stem cells, or CSCs, are the subpopulation of cells in a tumor responsible for driving growth and metastasis of the tumor. CSCs, also known as tumor-initiating cells, exhibit certain properties which include the capacity to divide and give rise to new CSCs via a process called self-renewal and the capacity to differentiate or change into the other cells that form the bulk of the tumor. Common cancer drugs target bulk tumor cells but have limited impact on CSCs, thereby providing a path for recurrence of the tumor. OncoMed has advanced five distinct anti-CSC targeting product candidates into clinical trials, including demcizumab (OMP-21M18). OncoMed believes its product candidates are distinct from the current generations of chemotherapies and targeted therapies, and have the potential to significantly impact cancer treatment and the clinical outcome of patients with cancer.

About Demcizumab (OMP-21M18)

Demcizumab is a humanized monoclonal antibody that inhibits Delta-Like Ligand 4 (DLL4) in the Notch signaling pathway. Two Phase Ib combination trials of demcizumab are ongoing: demcizumab with standard-of-care in first-line advanced pancreatic cancer patients, and demcizumab with standard-of-care carboplatin and pemetrexed (Alimta™) in first-line advanced non-small cell lung cancer (NSCLC) patients. In addition, a Phase Ib/II trial of demcizumab and paclitaxel in patients with platinum-resistant ovarian cancer is ongoing at MD Anderson Cancer Center. Demcizumab is part of OncoMed’s collaboration with Celgene Corporation.

About OncoMed Pharmaceuticals

OncoMed Pharmaceuticals is a clinical-stage company focused on discovering and developing novel therapeutics targeting cancer stem cells. OncoMed has five anti-cancer product candidates in clinical development, including demcizumab (Anti-DLL4, OMP-21M18), OMP-59R5 (Anti-Notch2/3), OMP-52M51 (Anti-Notch1), vantictumab (Anti-Fzd7, OMP-18R5), and OMP-54F28 (Fzd8-Fc), which target key cancer stem cell signaling pathways including Notch and Wnt. OncoMed has two other antibodies in preclinical development, Anti-DLL4/Anti-VEGF bispecific and Anti-RSPO3, with Investigational New Drug filings planned for as early as 2014. OncoMed is also pursuing discovery of additional novel anti-CSC product candidates. OncoMed has formed strategic alliances with Celgene Corporation, Bayer Pharma AG and GlaxoSmithKline (GSK). Additional information can be found at the company’s website: www.oncomed.com.

Forward-Looking Statements

To the extent that statements contained in this press release are not descriptions of historical facts regarding OncoMed Pharmaceuticals, Inc., they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including OncoMed’s expectations regarding the ability of OncoMed to advance its research and development pipeline, including its discovery and preclinical pipeline and its anti-CSC therapeutics in clinical trials; OncoMed’s expectations regarding its ability to co-develop and co-commercialize demcizumab or any other product candidate; the receipt of the upfront payment from Celgene and the completion of the private placement of shares of OncoMed’s common stock; OncoMed’s ability to discover and develop novel anti-CSC therapeutics; OncoMed’s expectations regarding its ability to realize substantial potential downstream value and profits from its alliance with Celgene; and the potential of OncoMed’s product candidates to significantly impact cancer treatment and the clinical outcome of patients with cancer. Such forward-looking statements involve substantial risks and uncertainties that could cause OncoMed’s clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the uncertainties inherent in the preclinical and clinical development process; the risks and uncertainties of the regulatory approval process; OncoMed’s dependence on its collaboration partners, including Celgene, Bayer and GSK, for the funding of its partnered programs; OncoMed’s dependence on the development and marketing efforts of its partners for the commercial success of its partnered product candidates; OncoMed’s reliance on third parties to conduct certain preclinical studies and all of its clinical trials; OncoMed’s reliance on single source third-party contract manufacturing organizations to manufacture and supply its product candidates; OncoMed’s ability to validate, develop and obtain regulatory approval for companion diagnostics; OncoMed’s ability to achieve market acceptance and commercial success of its product candidates once regulatory approval is achieved; OncoMed’s ability to discover, develop and commercialize additional product candidates; the ability of competitors to discover, develop or commercialize competing products more quickly or more successfully; OncoMed’s dependence on its Chairman and Chief Executive Officer, its Chief Scientific Officer, its Chief Medical Officer and other key executives; risk of third party claims alleging infringement of patents and proprietary rights or seeking to invalidate OncoMed’s patents or proprietary rights; and the ability of OncoMed’s proprietary rights to protect its technologies and product candidates. OncoMed undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to OncoMed’s business in general, see OncoMed’s Prospectus filed with the Securities and Exchange Commission on

July 18, 2013 and OncoMed’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2013, filed with the Securities and Exchange Commission on November 13, 2013.

# # #

Investor Contact:	Media Inquiries:
OncoMed Pharmaceuticals	BCC Partners
Shari Annes	Karen L. Bergman or
Investor Relations	Michelle Corral
(650) 888-0902	(650) 575-1509 or (415) 794-8662
shari.annes@oncomed.com	kbergman@bccpartners.com or
mcorral@bccpartners.com

EXHIBIT J

Form Academic Collaboration Agreement

ACADEMIC COLLABORATION AGREEMENT

THIS ACADEMIC COLLABORATION AGREEMENT (this “Agreement”) is made and entered into as of [            ], 20[    ] (“Effective Date”) between [***] (“Company”) and [            ](“Recipient”) on the terms and conditions set forth below.

WHEREAS, Company desires to provide certain research materials to Recipient and Recipient desires to receive such materials for the purpose of conducting certain studies, in consideration for [certain payments to Recipient as set forth in Exhibit A and other] good and valuable consideration as set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, Company and Recipient hereby agree as follows:

1. Company shall deliver a reasonable quantity (to be determined by Company) of Materials (as defined in Exhibit A) to [            ] (“Principal Investigator”) within a reasonable period of time after the Effective Date.

2. The Materials shall be used only by Principal Investigator or by individuals working under Principal Investigator’s direct supervision, who are under a contractual obligation to use and disclose the Information only as permitted under this Agreement and to assign all Inventions to Recipient, solely to conduct the Studies (as defined in Exhibit A) during the term of this Agreement. The Materials shall not be used for any purpose other than conducting the Studies. The Materials will not be transferred, distributed or released to any other person outside Principal Investigator’s immediate research group without Company’s prior written consent.

3. Principal Investigator will keep accurate records of the Studies. Principal Investigator will promptly, and not less than once every four (4) months, inform Company of research results obtained from the Studies by written or electronic communication. Upon request, Principal Investigator will provide to Company a verbal update on the progress of the Studies.

4. Neither Principal Investigator nor Recipient shall make or use any derivatives or modifications of the Materials. Neither Principal Investigator nor Recipient shall transfer or provide the Materials to any third party, other than laboratory personnel or employees under Principal Investigator’s immediate and direct control, without Company’s prior written approval.

5. Recipient and Principal Investigator shall use the Materials in compliance with any and all applicable governmental rules and regulations relating to the handling or use of such Materials. Recipient and Principal Investigator acknowledge that the Materials are not intended for human use. Recipient and Principal Investigator will comply with all federal, state and local laws and regulations applicable to the Materials.

6. In performing the Studies or using the Materials, Principal Investigator and/or individuals working under Principal Investigator’s direct supervision may discover or develop ideas, inventions, improvements, techniques and other technology, whether or not patentable (collectively, “Inventions”). Recipient and Principal Investigator shall promptly notify Company in writing of all Inventions. Company shall solely own any and all Inventions relating to the Materials, including

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

without limitation any use of the Materials (“Company-Owned Inventions”). Without additional consideration, Recipient and/or Principal Investigator hereby assigns, and agrees to assign, all of its right, title and interest in and to Company-Owned Inventions and related intellectual property rights (including without limitation enforcement rights) to Company. If Company desires to secure protection on Company-Owned Inventions, Recipient and Principal Investigator will cooperate with Company for the purpose of filing and prosecuting patent applications, including without limitation the execution of any and all legal papers which may be deemed necessary or desirable by Company to record such assignment or for the filing and prosecution of patent applications and for assignment of such applications to Company. Recipient and Principal Investigator hereby designate Company as its agent for, and grants to Company a power of attorney, which power of attorney shall be deemed coupled with an interest, solely for the purpose of effecting the foregoing assignment from the Recipient and Principal Investigator to Company. Recipient will own any and all Inventions that (i) are conceived, discovered and reduced to practice solely by Recipient, Principal Investigator and/or individuals working under Principal Investigator’s direct supervision, and (ii) are not Company-Owned Inventions (“Recipient Inventions”). Recipient hereby does grant, and shall grant, to Company: (i) a non-exclusive royalty-free license to make, use, sell, offer for sale, and import Recipient Inventions for any and all purposes; and (ii) an option to negotiate in good faith for an exclusive license to make, use, sell, offer for sale, and import Recipient Inventions for any and all purposes. Such option to negotiate for an exclusive license with respect to a specific Recipient Invention will be valid and exercisable for one hundred twenty (120) days after Recipient notifies Company of such Recipient Invention. If Company exercises such option within such one hundred twenty (120) day period, then Company will have one hundred eighty (180) days after such exercise within which to execute a license agreement for such exclusive license. The one hundred eighty (180) day period may be extended by mutual agreement of Recipient and Company. If, with respect to any Recipient Invention, either Company does not exercise its option within such one hundred twenty (120) day period for such Recipient Invention, or Recipient and Company are unable to agree on the terms of a license agreement within such one hundred eighty (180) day period, then Recipient shall be free to license such Recipient Invention to any third party without further obligation to Company; provided that the financial terms of any such license with any such third party shall not be more favorable than the terms last offered to Company.

7. “Information” shall mean any and all confidential technical and business information of Company provided by Company to Recipient and/or Principal Investigator during the course of conducting the Studies, whether disclosed verbally, in writing, in electronic form or by any other means, and any and all results and information arising from the conduct of the Studies, in each case including, but not limited to, information relating to the Materials and related intellectual property rights.

(a) Neither Recipient, Principal Investigator, nor any individuals working under Principal Investigator’s direct supervision shall use the Information except for the purpose of conducting the Studies. In particular, and without limitation, neither Recipient nor Principal Investigator shall file any patent application containing any claim, the subject matter of which is derived from the Information or the use thereof. Recipient and Principal Investigator each agrees that it shall take all reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of the Information. Without limiting the foregoing, Recipient and Principal Investigator shall implement at least those protections for Information that Recipient and Principal

Investigator takes to protect their own confidential information. Neither Recipient nor Principal Investigator shall disclose any Information to any third party or to employees of Recipient, except that Recipient may allow access to the Information to those individuals working under Principal Investigator’s direct supervision who are required to have the information to conduct the Studies, provided, however, that such individuals are subject to an agreement imposing upon such individuals restrictions on use and disclosure of the Information that are at least as restrictive as those in this Agreement, prior to any disclosure of Information to such individuals.

(b) Neither Recipient, Principal Investigator, nor any individuals working under Principal Investigator’s direct supervision shall reverse engineer, disassemble, decompile, or determine the composition of any formulations, prototypes, software or other tangible objects that embody any Information and that are provided to Principal Investigator hereunder. Neither Recipient, Principal Investigator, nor any individuals working under Principal Investigator’s direct supervision shall make any copies of Information or Materials unless the same are previously approved in writing by Company. Recipient and Principal Investigator shall reproduce Company’s proprietary rights notices on any such approved copies, in the same manner in which such notices were set forth in or on the original.

(c) The foregoing restrictions in subsections (a) and (b) shall not apply to Information that Recipient can establish (i) was publicly known and made generally available in the public domain prior to the time of disclosure to Recipient and/or Principal Investigator by Company; (ii) becomes publicly known and made generally available after disclosure to Recipient and/or Principal Investigator by Company through no action or inaction of Recipient or Principal Investigator; (iii) is in the possession of Recipient or Principal Investigator, without confidentiality restrictions, at the time of disclosure by Company as shown by Recipient’s or Principal Investigator’s files and records immediately prior to the time of disclosure; or (iv) is obtained by the Recipient or Principal Investigator from a third party without a breach of any obligations of confidentiality and not under confidentiality obligations.

(d) Notwithstanding the foregoing, Recipient and Principal Investigator may disclose the Information of Company to the extent required by an applicable court order or by law; provided, however, that, if Recipient or Principal Investigator is so required to disclose any Information, it shall give Company reasonable advance notice of such disclosure and use reasonable efforts to secure confidential treatment of such Information (whether through protective order or otherwise). Recipient or Principal Investigator shall immediately notify Company in the event of any unauthorized use or disclosure of the Information. The obligations of Recipient and Principal Investigator under the terms of this Section 7 shall remain in effect for seven (7) years after the expiration or earlier termination of this Agreement.

8. Principal Investigator shall have the right to publish the results of the Studies so long as such publication does not violate this Section 8. Principal Investigator agrees to submit to Company for its review and comment, a copy of any proposed publication, abstract or other disclosure resulting from such activities, such as by oral presentation, manuscript or abstract, at least sixty (60) days prior to any such presentation or publication. If no response from Company is received by Principal Investigator within thirty (30) days after the date received by Company, it will be conclusively presumed that the publication may proceed without delay. Recipient and Principal

Investigator shall comply with Company’s request to delete any references to Company’s confidential information contained in the proposed publication or disclosure. At Company’s request, Principal Investigator will, for a reasonable period up to ninety (90) days from initial delivery to Company, delay revealing any patentable subject matter in the disclosure in order to permit the filing of patent applications. Principal Investigator will acknowledge Company as the source of the Materials in any publication of the results of the Studies in accordance with academic standards and custom.

9. Company shall retain all right, title and interest in and to the Materials and Information and uses thereof, including but not limited to all right, title and interest in patents and other intellectual property rights relating to the Materials and Information. Unless otherwise expressly provided in writing by Company, no right or license in or to patents, trade secrets or other proprietary rights of Company is granted or implied hereunder, except for the sole purpose of conducting the Studies.

10. The term of this Agreement shall expire [         (    ) year(s)] after the Effective Date. Company may terminate this Agreement at will immediately upon five (5) days’ prior written notice to Recipient. Recipient may terminate this Agreement if Company materially breaches its obligations hereunder. In such event Recipient shall provide Company with written notice of such material breach. Following such notice of breach, Company shall have thirty (30) days to cure such material breach. If Company fails to cure the breach within such thirty (30) day period, Recipient may terminate this Agreement by written notice. The rights and obligations under Sections 4 through 18 shall survive any completion of the Studies or termination or expiration of this Agreement. Upon completion of the Studies or termination or expiration of this Agreement, Principal Investigator shall at Company’s election either (a) return to Company all Materials and Information in Recipient’s and Principal Investigator’s possession or (b) destroy all Materials and Information in Recipient’s and Principal Investigator’s possession and shall provide written evidence of such destruction. Within thirty (30) days after completion of the Studies, Principal Investigator will provide to Company a written summary of data and results obtained using the Materials or Information.

11. NO PARTY SHALL BE LIABLE TO ANY OTHER PARTY FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.

12. RECIPIENT AND PRINCIPAL INVESTIGATOR ACKNOWLEDGE THAT THE MATERIALS ARE EXPERIMENTAL AND ARE PROVIDED BY COMPANY “AS IS” AND COMPANY MAKES NO REPRESENTATION AND EXTENDS NO WARRANTY OF ANY KIND FOR THE MATERIALS, EITHER EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, STATUTORY OR OTHERWISE AND COMPANY SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.

13. Neither Recipient nor Principal Investigator may assign, or transfer any rights or obligations under, this Agreement without Company’s prior written consent. Any assignment in violation of this Agreement will be null and void. This Agreement benefits and binds the parties and their respective successors and permitted assigns.

14. Should any provision of this Agreement be held to be invalid, unenforceable, or illegal by a court of competent jurisdiction, such ruling will not affect or impair the validity, enforceability, or legality of any remaining portions of this Agreement, and, in such event, such provision will be changed and interpreted by the parties so as to best accomplish the objectives of such unenforceable or invalid provision within the limits of applicable law. All remaining portions will remain in full force and effect as if the original Agreement had been executed without the invalidated, unenforceable, or illegal part.

15. Any notices [or payments] required or permitted hereunder shall be given to the appropriate party at the address specified above or at such other address as the party shall specify in writing. Such notice shall be deemed given upon personal delivery, or four (4) days after the date of mailing when sent by certified or registered mail, postage prepaid, or upon the day sent by facsimile (subject to electronically confirmed delivery).

16. The parties shall perform their obligations under this Agreement as independent contractors and nothing contained herein shall be construed to be inconsistent with such relationship or status. This Agreement shall not constitute, create or in any way be interpreted as a joint venture or partnership of any kind.

17. The parties mutually acknowledge that the United States government, as a matter of statutory right under 35 U.S.C. 200-212, may have a nonexclusive license and certain other rights under patents on inventions made as a consequence of research funded in whole or part by the United States government. In the event the United States government has such rights or in the future is found to have such rights with respect to all or any inventions or discoveries, any license contemplated under this Agreement, even if termed “exclusive” will be understood to be subject to the rights of the United States government, without any effect on the parties’ remaining obligations, as set forth in the license or in this Agreement.

18. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California and without giving effect to conflict of laws principle that would result in the application of the laws of any jurisdiction other than the State of California. No modification to this Agreement, nor any waiver of any rights, shall be effective unless assented to in writing by both parties and the waiver of any breach or default shall not constitute a waiver of any other right hereunder or any subsequent breach or default. This Agreement, including Exhibit A, constitutes the entire Agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior and contemporaneous negotiations, representations, agreements and understandings regarding the same. A facsimile, PDF or any other type of copy of an executed version of this Agreement signed by a party is binding upon the signing party to the same extent as the original of the signed Agreement. This Agreement may be executed in counterparts with the same effect as if both parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

[Signature Page Follows]

The undersigned represent that they have the authority to enter into this Agreement on behalf of the person, entity or corporation listed above their names.

[***]                                 [NAME]

    (“Company”)

By:	By:

Print Name:	Print Name:

Title:	Title:

[NAME]

    (“Principal Investigator”)

By:

Print Name:

Title:

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A

MATERIALS; STUDIES[; PAYMENTS]

1. “Materials”: Description and amount of the Materials to be provided: [            ]

2. “Studies”: Description of the Studies to be conducted:

[3. Payment: [            ]]

EXHIBIT K

[***]

During the term of any Co-Development and Co-Commercialization Agreement, [***][***] pursuant to Section 6.8 of this Agreement, as follows:

[***]:	[***] in accordance with Section 6.8 of this Agreement.

[***]:	[***].

[***]:	[***] under Section 6.8 of this Agreement and this Exhibit K [***].

[***]:	[***].

[***]:	[***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

K - 1

SCHEDULE 1.6

Antibody Technology

Antibody Technology includes [***], including the following [***]:

[***]

[***]	3 pages in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 1.6 - 1

SCHEDULE 1.11

Bispecific Technology

Bispecific Technology includes [***], including the following [***]

[***]

[***]	2 pages in this document have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 1.11 - 1

SCHEDULE 1.72

MAbTrap Technology

MAbTrap Technology includes [***], including the following [***]:

[***]

[***]	2 pages in this document have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 1.72 - 1

SCHEDULE 1.79

OncoMed Assay Technology

OncoMed Assay Technology includes [***] including the following [***]:

[***]

[***]	9 pages in this document have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 1.79 - 1

SCHEDULE 1.82

OncoMed Patents

[***]

Registered Owner: [***]

Country	Application No.	Filing Date	Status
[***]

[***]

Registered Owner: [***]

Country	Application No.	Filing Date	Status
[***]

[***]

Registered Owner: [***]

Country	Application No.	Filing Date	Status
[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 1.82 - 1

[***]

Registered Owner: [***]

Country	Application No.	Filing Date	Status
[***]

[***]

Registered Owner: [***]

Country	Application No.	Filing Date	Status
[***]
[***]

[***]

Registered Owner: [***]

Country	Application No.	Filing Date	Status
[***]

[***]

Registered Owner: [***]

Country	Application No.	Filing Date	Status
[***]

[***]

Registered Owner: [***]

Country	Application No.	Filing Date	Status
[***]

[***]

Registered Owner: [***]

Country	Application No.	Filing Date	Status
[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 1.82 - 2

[***]

Registered Owner: [***]

Country	Application No.	Filing Date	Status
[***]

[***]

Registered Owner: [***]

Country	Application No.	Filing Date	Status
[***]

[***]

Registered Owner: [***]

Country	Application No.	Filing Date	Status
[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 1.82 - 3

[***]

Registered Owner: [***]

Country	Application No.	Filing Date	Status
[***]

[***]

Registered Owner: [***]

Country	Application No.	Filing Date	Status
[***]

[***]

Registered Owner: [***]

Country	Application No.	Filing Date	Status
[***]

[***]

Registered Owner: [***]

Country	Application No.	Filing Date	Status
[***]

[***]

Registered Owner: [***]

Country	Application No.	Filing Date	Status
[***]

[***]

Registered Owner: [***]

Country	Application No.	Filing Date	Status
[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 1.82 - 4

SCHEDULE 2.4.1

Subcontracting Essential Provisions

IP Ownership: [***] Know-How or Patents related to the Collaboration, which may be created by or used with the relevant Party’s permission by such subcontractor in connection with such subcontracted activity (other than [***].

IP Licenses: [***] licenses to any Know-How or Patents owned or controlled by the subcontractor, which may be created by or used by the subcontractor in connection with such subcontracted activity (including [***]), that [***].

Publication: Publications by the subcontractor [***] (and if related to the Collaboration, is subject to Article 8 of this Agreement).

Confidentiality: Consistent with the terms of Article 8, [***], but in no event less than reasonable confidentiality, non-disclosure and non-use obligations.

Assignment: Assignment of the agreement, and any rights and obligations thereunder, by the subcontractor is not permitted without the subcontracting Party’s prior written consent.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 2.4.1 - 1

SCHEDULE 7.3.1(c)

Core Countries

[***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 7.3.1(c) - 1

SCHEDULE 9.2(b)

OncoMed Agreements

OncoMed In-Licenses:

[***]

OncoMed Out-Licenses:

[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 9.2(b) - 1